File Nos. 333-21821, 811-08055
      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH ______, 2000


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


           Registration Statement Under the Securities Act of 1933           [X]
                       Pre-Effective Amendment No. __                        [ ]
                       Post-Effective Amendment No. 6                        [X]
                                       and
       Registration Statement Under the Investment Company Act of 1940       [X]
                               Amendment No. 8                               [X]


                        (Check appropriate box or boxes.)
                       -----------------------------------

                             TIAA-CREF Mutual Funds
                                730 Third Avenue
                            New York, New York 10017
                                 (800) 842-2733
             (REGISTRANT'S EXACT NAME, ADDRESS AND TELEPHONE NUMBER)

                             Peter C. Clapman, Esq.
                             TIAA-CREF Mutual Funds
                                730 Third Avenue
                            New York, New York 10017
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                              Steven B. Boehm, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2415

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
    As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

[_]  Immediately upon filing pursuant to paragraph (b)


[X]  On April 3, 2000 pursuant to paragraph (b)


[_]  60 days after filing pursuant to paragraph (a)(1)

[_]  75 days after filing pursuant to paragraph (a)(2)

[_]  On (date) pursuant to paragraph (a)(1)

[_]  On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of Securities being registered:
              shares of an open-end management investment company.

                                 April 3, 2000


TIAA-CREF Mutual Funds

Prospectus


           International Equity Fund
           Growth Equity Fund
           Growth & Income Fund
           Equity Index Fund
           Social Choice Equity Fund
           Managed Allocation Fund
           Bond Plus Fund
           Short-Term Bond Fund
           High-Yield Bond Fund
           Tax-Exempt Bond Fund
           Money Market Fund



The Securities and Exchange Commission has not approved or disapproved these funds' shares or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                     [LOGO]
                                      TIAA
                                      CREF

Table of contents


      Summary Information
      Investment Objectives,

      Strategies and Risks                                                     3
         The Dual Investment
            Management Strategy                                                3
      Past Performance                                                        13
      Fees and Expenses                                                       16

      More Information About
      the Funds

      General Investment Risks                                                18
      The Equity Funds                                                        19
         The Dual Investment
         Management Strategy                                                  19
         The International Equity Fund                                        20
         The Growth Equity Fund                                               20
         The Growth & Income Fund                                             21
         The Equity Index Fund                                                22
         The Social Choice Equity Fund                                        23
         Additional Investment Strategies
         for the Equity Funds                                                 24
      The Managed Allocation Fund                                             24
      The Bond Funds                                                          26
         The Bond Plus Fund                                                   26
         The Short-Term Bond Fund                                             27
         The High-Yield Bond Fund                                             28
         The Tax-Exempt Bond Fund                                             30
         Additional Investment Strategies
         for the Bond Funds                                                   31
      The Money Market Fund                                                   32

      TIAA-CREF Mutual Funds'
      Management                                                              34

      Calculating Share Price                                                 35

      Dividends and Distributions                                             36

      Taxes                                                                   37

      Your Account: Buying, Selling or
      Exchanging Shares
      Types of Accounts                                                       39
      How to Open an Account and Make
      Subsequent Investments                                                  39
      How to Redeem Shares                                                    41
      How to Exchange Shares                                                  43
      Other Investor Information                                              44

      Electronic Prospectuses                                                 46

      Financial Highlights                                                    48

Summary Information

Investment Objectives, Strategies and Risks

TIAA-CREF Mutual Funds has 11 investment portfolios. An investor can lose money in any of these funds, or the funds could underperform other investments.


The funds have a number of principal investment risks in common. The funds are all subject to:

o Market Risk - Prices of securities in general can decline over short or extended periods as a result of political or economic events.

The funds that invest in equities are subject to:

o Company Risk - A company's current earnings can fall or its overall financial soundness may decline. As a result, the price of its stock may go down.

The funds that invest in fixed income securities are subject to:

o Credit Risk - A decline in a company's overall financial soundness may make it unable to pay principal and interest bonds when due.

o Current Income Risk - This is the risk that falling interest rates will cause the fund's income to decline.

o    Interest Rate Risk - Bond prices may fall as interest rates rise.

The funds that make foreign investments are subject to:

o Foreign Investment Risk - Investing in securities traded on foreign exchanges or in foreign markets can involve special risks. For example, changes in currency exchange rates, the possible imposition of market controls, currency exchange controls or foreign taxes, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of a fund's investments.


Investments in the funds are not deposits of the TIAA-CREF Trust Company FSB and aren't insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


The TIAA-CREF Mutual Funds are not appropriate for market timing. You should not invest in the funds if you are a market timer.


Special risks associated with particular funds are discussed in the following summaries of each fund's objectives, strategies and policies.

The Dual Investment Management Strategy

Three of the equity funds, the Growth Equity, Growth & Income, and International Equity Funds, use TIAA-CREF's Dual Investment Management Strategy. Each fund has a "Stock Selection" and an "Enhanced Index" subportfolio. The Stock Selection subportfolio holds a relatively small number of stocks that we believe offer superior returns. These stocks are chosen using fundamental analysis. The rest of the fund is invested in the Enhanced Index subportfolio, which seeks to outperform each fund's benchmark index, while limiting the possibility of underperforming the benchmark. The funds' management teams attempt to outperform the benchmark indexes by over- or under- weighting many stocks in the index by small amounts, based on proprietary stock scoring models. Using the Dual Investment Strategy, we have the flexibility to allocate amounts between the Stock Selection subportfolio and the Enhanced Index subportfolio, based upon investment opportunities that we determine to be available at any particular time. This approach enables the funds to stay invested even when we cannot find sufficient investment opportunities for the Stock Selection subportfolio.


International Equity Fund


Investment Objective: The fund seeks favorable long-term returns, mainly through capital appreciation.


Principal Investment Strategies: The fund invests in a broadly diversified portfolio of primarily foreign equity investments, using the Dual Investment Management Strategy. For the Stock Selection subportfolio, the fund selects individual stocks, and lets the fund's country and regional asset allocation evolve from its stock selection. The fund looks for companies of all sizes that meet a number of criteria including sustainable growth, consistent cash flow and attractive stock prices based on current earnings, assets and long-term growth prospects. The benchmark index for the fund is the Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index.


Special Investment Risks: Foreign investment risk is the most important risk of investing in this fund. This risk may be even more pronounced for the fund's investments in emerging market countries. The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.

As with any mutual fund, you can lose money by investing in this fund.


Who may want to invest: The fund may be appropriate for investors who seek above-average long-term returns, understand the advantages of diversification across international markets and are willing to tolerate the greater risks of international investing. The risk of investing in the fund is moderate to high.

Growth Equity Fund

Investment Objective: The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

Principal Investment Strategies: The fund invests in stocks of companies in new and emerging areas of the economy, and companies with distinctive products or promising market conditions, using the Dual Investment Management Strategy. These include Internet infrastructure companies, semiconductor manufacturing companies and computer-related companies. For its Stock Selection subportfolio, the fund looks for companies that we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets or growth prospects. It can invest in companies to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations. Foreign investments can be up to 40 percent of the portfolio. The benchmark index for the fund is the Russell 3000(R) Growth Index (Russell 3000 is a trademark and a service mark of the Frank Russell Company).


Special Investment Risks: The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. This means the fund will probably be more volatile than the overall stock market.


As with any mutual fund, you can lose money by investing in this fund.

Who may want to invest: The fund may be appropriate for investors who are looking for long-term capital appreciation and a favorable long-term return, but are willing to tolerate fluctuations in value. The risk of investing in the fund is moderate to high.


Growth & Income Fund

Investment Objective: The fund seeks a favorable long-term return through capital appreciation and investment income.

Principal Investment Strategies: The fund invests in a broadly diversified portfolio of common stocks selected for their investment potential, using the Dual Investment Management Strategy. For its Stock Selection subportfolio, the fund looks primarily for stocks of larger, well-established, mature growth companies which we believe are attractively priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. 80 percent of the fund's assets are in income-producing equity securities. The fund may also invest in a few rapidly growing smaller companies and may have up to 20 percent of assets in foreign securities. The benchmark index for the fund is the S&P 500 Composite Stock Index.


Special Investment Risks: Stocks paying relatively high dividends may significantly underperform other stocks during periods of rapid market appreciation.

As with any mutual fund, you can lose money by investing in this fund.


Who may want to invest: The fund may be appropriate for investors who want capital appreciation and current income but also can accept the risk of market fluctuations. The risk of investing in the fund is moderate.

Equity Index Fund

Investment Objective: The fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.


Principal Investment Strategies: The fund is designed to track U.S. equity markets as a whole and invest in stocks in the Russell 3000 Index. The fund uses a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index without actually investing in all 3,000 stocks in the index.

Special Investment Risks: While the fund attempts to closely track the Russell 3000 Index, it does not invest in all 3,000 stocks in the index. Thus there is no guarantee that the performance of the fund will match that of the index.

As with any mutual fund, you can lose money by investing in this fund.


Who may want to invest: The fund may be appropriate for investors who seek a fund that tracks the return of a broad U.S. equity market index. The risk of investing in the fund is moderate.

Social Choice Equity Fund

Investment Objective: The fund seeks a favorable long-term rate of return that tracks the investment performance of the U.S. stock market while giving special consideration to certain social criteria.


Principal Investment Strategies: The fund invests primarily in a diversified set of common stocks. The fund attempts to track the return of the U.S. stock market as represented by the S&P 500 Composite Stock Index, while investing only in companies whose activities are consistent with the fund's social criteria. It does this primarily by investing in S&P 500 companies that are not excluded by the fund's social criteria, so that the fund's portfolio approaches the overall investment characteristics (e.g., yield and industry weight) of the S&P 500. Currently, the fund invests only in companies that do not:

o engage in activities that result or are likely to result in significant damage to the natural environment;

o    have a significant portion of their business in weapons manufacturing;

o    produce and market alcoholic beverages or tobacco products;

o    produce nuclear energy; or

o have operations in Northern Ireland and have not adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland) or have not operated consistently with such principles and in compliance with the Fair Employment Act of 1989 (Northern Ireland).

Special Investment Risks: Because its social criteria exclude some investments, this fund may not be able to take advantage of the same opportunities or market trends as do the funds that don't use such criteria.


As with any mutual fund, you can lose money by investing in this fund.


Who may want to invest: The fund may be appropriate for investors who seek an equity investment that is generally broad-based but excludes companies that engage in certain activities. The risk of investing in the fund is moderate.

Managed Allocation Fund

Investment Objective: The fund seeks a return that reflects the broad investment performance of the financial markets through capital appreciation and investment income.


Principal Investment Strategies: The fund invests in the TIAA-CREF Mutual Funds' other investment funds. Usually, the fund will invest approximately 60 percent of its assets in the Growth & Income, International Equity and Growth Equity Funds and approximately 40 percent in the Bond Plus, Short Term or High-Yield Bond Funds. The Growth & Income Fund invests in a broadly diversified portfolio of stocks selected for their investment potential. The International Equity Fund invests in a broadly diversified portfolio of primarily foreign equity investments. The Growth Equity Fund invests in stocks of companies in new and emerging areas of the economy and companies with distinctive products or promising market conditions. The Bond Plus Fund divides its portfolio into two segments, one of which invests in a broad range of investment-grade debt securities, and the other of which seeks enhanced returns through investments in illiquid or non-investment grade securities. The Short-Term Bond Fund invests in a broad range of U.S. Treasury and Agency securities and corporate bonds with maturities from 1-5 years. The High-Yield Bond Fund invests primarily in lower-rated, higher-yielding fixed-income securities.

As a result of its investments in these funds, the Managed Allocation Fund holds a mix of domestic stocks of companies of all sizes, foreign stocks, and bonds of varying maturities and credit qualities. When changes in financial and economic conditions affect the relative attractiveness of the markets in which those underlying funds are invested, we will adjust these percentages up and down by up to 15 percent. For example, we would increase the fund's fixed income holdings whenever we believe the equity markets will decline, or reduce the fund's holdings in the International Equity Fund when we believe foreign markets are unusually volatile.


Special Investment Risks: The fund shares the risks of the funds it invests in. For its investments in the International Equity Fund, it is subject to the special risks of foreign investing. The fund's investments in the Growth Equity Fund are subject to the risk that stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.

Investments in the Growth & Income Fund are subject to the risk that stocks paying relatively high dividends may significantly underperform other stocks during periods of rapid market appreciation. For the fund's investments in the Bond Plus and High-Yield Bond Funds, it is subject to the risks of investments in non-investment grade securities (also called "high-yield" or "junk" bonds). Investments in non-investment grade bonds are subject to above-average interest rate risk and credit risk. For the Fund's investments in the Bond Plus and Short-Term Bond Funds, it is subject to prepayment and extension risk. The Managed Allocation Fund is considered "nondiversified" for purposes of the 1940 Act, because it invests in the shares of only a small number of other issuers (funds). However, the funds in which the Managed Allocation Fund invests are themselves considered diversified investment companies.

As with any mutual fund, you can lose money by investing in this fund.


Who may want to invest: The fund may be appropriate for investors who prefer to have their asset allocation decisions made by professional money managers. The fund is suitable for investors with medium to long-term time horizons and who seek broad diversification. The risk of investing in the fund is moderate.

Bond Plus Fund

Investment Objective: The fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.


Principal Investment Strategies: The fund's portfolio is divided into two segments. The first segment, which makes up at least 75 percent of the fund, is invested primarily in a broad range of the debt securities in the Lehman Brothers Aggregate Bond Index. The majority of this segment is invested in U.S. Treasury and Agency securities, corporate bonds and mortgage-backed securities. The fund is managed to track the duration of the Lehman Index. (Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.) The fund holds mainly investment grade securities rated in the top four credit categories by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"). The fund will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns. The fund's second segment seeks enhanced returns through investments in illiquid securities (such as "Rule 144A" private placements) or non-investment grade securities, but investments in illiquid securities won't be more than 15 percent of the fund's net assets.

Special Investment Risks: The fund is subject to general interest rate risk, credit risk and current income risk for fixed income securities. Interest rate risk is the possibility that prices of bonds held by the fund may decline if interest rates rise. For example, if interest rates rise by 1 percent, the market value of a portfolio with a duration of 5 years would decline by approximately 5 percent. Investments in mortgage-backed securities are subject to extension and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value. Prepayment risk is the possibility that a decline in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

Non-investment grade securities (also called "high-yield" or "junk" bonds) involve higher risks than investment grade bonds. Their issuers may be less creditworthy and/or have a higher risk of becoming insolvent. The fund's investments in illiquid securities may be difficult to sell for their fair market value.


As with any mutual fund, you can lose money by investing in this fund.


Who may want to invest: The fund may be appropriate for more conservative investors who want to invest in a general bond fund and can accept a slightly higher level of risk than a traditional bond fund. The risk of investing in the fund is low to moderate.

Short-Term Bond Fund

Investment Objective: The fund seeks high current income consistent with preservation of capital.


Principal Investment Strategies: The fund invests primarily in a broad range of investment grade debt securities that make up the Lehman Brothers Mutual Fund Short (1-5 year) Government/Corporate Index. These are primarily U.S. Treasury and Agency securities and corporate bonds with 1-5 year maturities. The fund can also hold domestic and foreign corporate bonds, debentures, notes, mortgage-backed securities, asset-backed securities, convertible securities and preferred stocks. The fund is managed to track the duration of the Lehman Index, which was 2.37 years as of December 31, 1999. (Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.) The fund may overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index, or hold securities not in the index, depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns.

Special Investment Risks: The fund is subject to general interest rate risk, credit risk and current income risk for fixed income securities. Interest rate risk is the possibility that prices of bonds held by the fund may decline if interest rates rise. For example, if interest rates rise by 1 percent, the market value of a portfolio with a duration of 2.5 years would decline by approximately 2.5 percent. Current income risk, the risk that income from the fund's investments will decline if prevailing interest rates decline, is particularly significant for this fund. The fund's investments in mortgage-backed securities are subject to extension and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value. Prepayment risk is the possibility that a decline in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.


As with any mutual fund, you can lose money by investing in this fund.

Who may want to invest: The fund may be appropriate for more conservative investors who seek to minimize volatility of changes in principal value. The risk of investing in the fund is low.


High-Yield Bond Fund

Investment Objective: The fund seeks high current income and, when consistent with its primary objective, capital appreciation.


Principal Investment Strategies: The fund invests primarily in lower-rated, higher-yielding fixed income securities, such as domestic and foreign corporate bonds, debentures, loans and notes, as well as convertible securities and preferred stocks. Under normal market conditions, the fund invests at least 80 percent of its assets in securities rated lower than investment grade (and their unrated equivalents) or other high-yielding securities. These are often called "junk bonds". Most of these investments will be rated in the BB or B categories by Standard & Poor's, or in the Ba or B categories by Moody's. The fund may invest up to 20 percent of its assets in the following other types of instruments: payment in kind or deferred interest obligations, defaulted securities, asset-backed securities, securities rated below B- and illiquid securities. The fund can also hold U.S. treasury and agency securities whenever suitable corporate securities aren't available or we want to increase the fund's liquidity. Up to 20 percent of the fund's assets can be invested in securities of foreign issuers. Investments in illiquid securities will never be more than 15 percent of the fund's assets. The securities the fund owns will usually have maturities of ten years or less.


Special Investment Risks: The fund is subject to above-average interest rate risk and credit risk. Investors should expect greater fluctuations in share price, yield and total return compared to mutual funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the fund to buy or sell its securities. This fund entails a significantly higher level of risk of loss of invested funds than bond funds that don't invest primarily in lower-rated debt securities.

Issuers of "junk" bonds are typically in weak financial or operational health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade securities, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

Current income risk can also be significant for this fund. The fund's investments in illiquid securities may be difficult to sell for their fair market value.


As with any mutual fund, you can lose money by investing in this fund.

Who may want to invest: The fund may be appropriate for less conservative investors who want to invest in an income fund that invests in high-yield securities and who are willing to accept a significantly higher level of risk than with traditional bond funds. The fund may also be appropriate for investors who seek additional diversification for their portfolios, since in the past the returns for high-yield bonds have not correlated closely with the returns from other types of assets. The risk of investing in the fund is moderate.


Tax-Exempt Bond Fund

Investment Objective: The fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

Principal Investment Strategies: The fund invests primarily in investment grade municipal securities, the interest on which is exempt from regular federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes). Under normal market conditions, the fund invests almost all of its assets in municipal securities. It can invest up to 20 percent of its assets in private activity bonds. The interest from private activity bonds and the fund's distribution of that interest may be a preference item for purposes of the federal alternative minimum tax. The fund invests in intermediate and long-term securities with remaining maturities at the time of purchase from three to thirty years. We expect the fund to maintain an average duration of approximately 7 years. (Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.) The fund may invest up to 20 percent of its assets in non-investment grade securities such as "junk" bonds or in nonrated securities.

Special Investment Risks: The fund is subject to interest rate risk - that is, prices of bonds held by the fund may decline if interest rates rise. For example, if interest rates rise by 1 percent, the market value of a portfolio with a duration of 7 years would decline by approximately 7 percent. Because of their tax-exempt status, the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar taxable income bearing securities. Non-investment grade securities involve higher risks than investment grade bonds. Their issuers may be less creditworthy and/or have a higher risk of becoming insolvent.


The fund's investments in mortgage-backed securities are subject to extension and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value. Prepayment risk is the possibility that a decline in interest rates may cause the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.


As with any mutual fund, you can lose money by investing in this fund.

Who may want to invest: The fund may be appropriate for investors who seek tax-free income and capital appreciation and can assume a higher level of risk than with traditional income funds. The risk of investing in the fund is low to moderate.


Money Market Fund

Investment Objective: The fund seeks high current income consistent with maintaining liquidity and preserving capital.

Principal Investment Strategies: The fund invests primarily in high quality short-term money market instruments. It limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments.


Special Investment Risks: The fund is subject to current income volatility - that is, the income received by the fund may decrease as a result of a decline in interest rates.


Who may want to invest: The fund may be suitable for conservative investors who are looking for a high degree of principal stability and liquidity and are willing to accept returns that are lower than those offered by longer-term investments. The risk of investing in the fund is very low.

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Past Performance


The bar charts and performance table help illustrate some of the risks of investing in the funds, and how investment performance varies. (We have not provided any information for the new funds, which don't yet have a performance history.) The bar charts show each fund's performance in 1998 and 1999, and below the chart we note each fund's best and worst returns for a calendar quarter in 1998 and 1999. The performance table shows each fund's returns over the 1999 calendar year and since inception, and how those returns compare to those of broad-based securities market indexes. How the funds have performed in the past is not necessarily an indication of how they will perform in the future.

International Equity Fund


  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


                             1998             1999
                             ----             ----


                             19.27%           55.83%


Best quarter: 36.65%, for the quarter ended December 1999. Worst quarter:
-16.06%, for the quarter ended September 1998.

Growth Equity Fund


  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


                             1998             1999
                             ----             ----


                             35.97%           33.00%



Best quarter: 28.36%, for the quarter ended December 1998. Worst quarter:
-12.27%, for the quarter ended September 1998.

Growth & Income Fund


  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


                             1998             1999
                             ----             ----


                             30.51%           24.46%


Best quarter: 22.99%, for the quarter ended December 1998. Worst quarter:
-10.98%, for the quarter ended September 1998.

Managed Allocation Fund


  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


                             1998             1999
                             ----             ----


                             21.24%           19.20%



Best quarter: 14.01%, for the quarter ended December 1998. Worst quarter:
-5.69%, for the quarter ended September 1998.

Bond Plus Fund


  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


                             1998             1999
                             ----             ----


                             8.94%            (1.01%)


Best quarter: 4.46%, for the quarter ended September 1998. Worst quarter:
-1.18%, for the quarter ended June 1999.


Money Market Fund


  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


                             1998             1999
                             ----             ----


                             5.45%            5.05%


Best quarter: 1.36%, for the quarter ended December 1999. Worst quarter: 1.17%, for the quarter ended June 1999.

                          Average Annual Total Returns


                                                           One year               Since inception
                                                       (January 1, 1999 to     (September 2, 1997 to
                                                       December 31, 1999)      December 31, 1998)

International Equity Fund                                     55.83%                  29.16%
   Morgan Stanley Capital International EAFE
   (Europe, Australasia, and
   Far East) Index                                            26.97%                  18.41%

 Growth Equity Fund                                           33.00%                  33.36%
   Russell 3000 Growth Index                                  33.82%                  32.01%

 Growth & Income Fund                                         24.46%                  27.45%
   S&P 500 Composite Stock Index                              21.04%                  25.20%

 Managed Allocation Fund                                      19.20%                  19.78%
   Morgan Stanley Capital International
   EAFE Index                                                 26.97%                  18.41%
   S&P 500 Composite Stock Index                              21.04%                  25.20%
   Lehman Brothers Aggregate Bond Index                        -.82%                   5.22%
   Composite Index (12% Morgan Stanley EAFE,
   48% S&P 500 Composite Stock Index and

   40% Lehman Brothers Aggregate Bond Index)                  13.01%                  16.89%

 Bond Plus Fund                                               -1.01%                   5.26%
   Lehman Brothers Aggregate Bond Index                        -.82%                   5.22%

 Money Market Fund                                             5.05%                   5.29%
   IBC Money Fund Report - All Taxable Average                 4.64%                   5.05%


For the Money Market Fund's most current 7-day yield, please call us at 800 223-1200.

Fees and Expenses



This table describes the fees and expenses that you pay if you buy and hold shares of the funds. The TIAA-CREF Mutual Funds do not have a 12b-1 fee.


Shareholder Fees

  (fees paid directly from your investment)

Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price) .....................................   0%
Maximum Deferred Sales Charge .............................................   0%
Maximum Sales Charge Imposed on Reinvested Dividends ......................   0%
Redemption Fee ............................................................   0%
Exchange Fee ..............................................................   0%


Annual Fund Operating Expenses
   (expenses that are deducted from Fund assets)



                                                              Total Fund                     Net
                                 Management        Other       Operating         Fee     Current
                                        Fee     Expenses        Expenses    Waiver(1)       Fees
-------------------------------------------------------------------------------------------------
 International Equity Fund            0.99%            0           0.99%       0.50%       0.49%
-------------------------------------------------------------------------------------------------
 Growth Equity Fund                   0.95%            0           0.95%       0.50%       0.45%
-------------------------------------------------------------------------------------------------
 Growth & Income Fund                 0.93%            0           0.93%       0.50%       0.43%
-------------------------------------------------------------------------------------------------
 Equity Index Fund                    0.76%            0           0.76%       0.50%       0.26%
-------------------------------------------------------------------------------------------------
 Social Choice Equity Fund            0.77%            0           0.77%       0.50%       0.27%
-------------------------------------------------------------------------------------------------
 Managed Allocation Fund(2)           0.89%            0           0.89%       0.50%       0.39%
-------------------------------------------------------------------------------------------------
 Bond Plus Fund                       0.80%            0           0.80%       0.50%       0.30%
-------------------------------------------------------------------------------------------------
 Short-Term Bond Fund                 0.80%            0           0.80%       0.50%       0.30%
-------------------------------------------------------------------------------------------------
 High-Yield Bond Fund                 0.84%            0           0.84%       0.50%       0.34%
-------------------------------------------------------------------------------------------------
 Tax-Exempt Bond Fund                 0.80%            0           0.80%       0.50%       0.30%
-------------------------------------------------------------------------------------------------
 Money Market Fund                    0.79%            0           0.79%       0.50%       0.29%
-------------------------------------------------------------------------------------------------


(1) Teachers Advisors, Inc. ("Advisors"), the investment advisor for the funds, has agreed to waive a portion of its fee for managing each fund (other than the Managed Allocation Fund, which doesn't pay a management fee). This waiver is contractual and will remain in effect until July 1, 2003.

(2) Teachers Advisors does not receive a management fee for its services to the Managed Allocation Fund. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests. The expenses in the table are based on a typical asset mix for the Managed Allocation Fund: 24 percent Growth Equity Fund, 24 percent Growth & Income Fund, 12 percent International Equity Fund and 40 percent Bond Plus Fund.

Example


This example is intended to help you compare the cost of investing in the TIAA-CREF Mutual Funds with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a fund for the time periods indicated beginning on April 3, 2000 and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the funds' operating expenses remain the same. A portion of the investment management fee has been waived through July 1, 2003. The example reflects the expiration of the waiver at that time. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year          3 Years         5 Years         10 Years
-----------------------------------------------------------------------------------------------
 International Equity Fund                $50             $157            $378           $1,054
-----------------------------------------------------------------------------------------------
 Growth Equity Fund                       $46             $144            $356           $1,007
-----------------------------------------------------------------------------------------------
 Growth & Income Fund                     $44             $138            $345           $  983
-----------------------------------------------------------------------------------------------
 Equity Index Fund                        $27             $ 84              --               --
-----------------------------------------------------------------------------------------------
 Social Choice Equity Fund                $28             $ 87              --               --
-----------------------------------------------------------------------------------------------
 Managed Allocation Fund (1)              $40             $125            $323           $  936
-----------------------------------------------------------------------------------------------
 Bond Plus Fund                           $31             $ 97            $273           $  828
-----------------------------------------------------------------------------------------------
 Short-Term Bond Fund                     $31             $ 97              --               --
-----------------------------------------------------------------------------------------------
 High-Yield Bond Fund                     $35             $109              --               --
-----------------------------------------------------------------------------------------------
 Tax-Exempt Bond Fund                     $31             $ 97              --               --
-----------------------------------------------------------------------------------------------
 Money Market Fund                        $30             $ 93            $268           $  816
-----------------------------------------------------------------------------------------------


(1) The Managed Allocation Fund itself has no expense charges. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests. The expenses in the table are based on a typical asset mix for the Managed Allocation Fund: 24 percent Growth Equity Fund, 24 percent Growth & Income Fund, 12 percent International Equity Fund and 40 percent Bond Plus Fund.

More Information About the Funds

Each fund is a separate series of the TIAA-CREF Mutual Funds, with its own distinct investment objective. The following section provides more information about the investment objectives, the principal investment strategies and techniques each fund uses to accomplish its objective, the principal types of securities each fund plans to purchase, and the risks involved in an investment in a fund. These policies and techniques are not fundamental and may be changed by the Board of Trustees without shareholder approval. However, we'll notify you of any significant changes. For more details about the funds' policies and restrictions, see the Statement of Additional Information (SAI).

There's no guarantee that any fund will meet its investment objective.

General Investment Risks


The funds have a number of principal investment risks in common.

All the funds are subject to:


o Market risk - volatility in the prices of securities due to changing conditions in the financial markets.

The funds that invest in equities are subject to:

o Company risk - the possibility that current earnings will fall or that overall financial soundness will decline, reducing the security's value.


The funds that invest in fixed income securities are subject to:


o Interest rate risk - the risk that a debt instrument's value will decline if interest rates change. A rise in interest rates usually causes the market value of fixed-rate securities to go down, while a rate decline usually results in an increase in the market values of those securities.

o Current income risk - the possibility that falling interest rates will cause the fund's income to decline.

o Credit risk - the possibility the issuer of a fixed income security won't be able to pay principal and interest when due.

The funds that invest in foreign securities are subject to:

o Foreign investment risk. Investing in securities traded on foreign exchanges or in foreign markets can involve risks beyond those of domestic investing. These include: 1) changes in currency exchange rates; 2) possible imposition of market controls or currency exchange controls; 3) possible imposition of withholding taxes on dividends and interest; 4) possible seizure, expropriation, or nationalization of assets; 5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; 6) the lower liquidity and higher volatility in some foreign markets; 7) the impact of political, social, or diplomatic events; 8) the difficulty of evaluating some foreign economic trends; or 9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.


The Equity Funds


The Dual Investment Management Strategy(SM)

The International Equity Fund, Growth Equity Fund and Growth & Income Fund use TIAA-CREF's Dual Investment Management Strategy. The Dual Investment Management Strategy works like this:

We divide a fund into two separate subportfolios called the "Stock Selection" subportfolio and the "Enhanced Index" subportfolio. The relative sizes of these two segments vary as we shift money between them in response to investment opportunities.

The Stock Selection subportfolio holds a relatively small number of stocks that we believe offer superior returns. We will usually use fundamental analysis to select individual stocks or sectors for investment in the Stock Selection subportfolio. Each fund's stock selection subportfolio is described further below.


Money that is not invested in a fund's Stock Selection subportfolio goes to its Enhanced Index segment. Here the goal is two-fold: (1) to outperform each fund's benchmark index and (2) to limit the possibility of significantly underperforming that benchmark. The funds' management teams attempt to outperform the benchmark indexes by over- or under-weighting many stocks in the index by small amounts, based on proprietary stock scoring models. In other words, a fund will hold more or less of some stocks than its benchmark index. The managers attempt to control the risk of underperforming the benchmarks by maintaining the same overall financial characteristics (such as volatility, dividend yield and industry weights) as the benchmarks.


The Dual Investment Strategy enables the funds to stay invested even when we cannot find sufficient investment opportunities for the Stock Selection portfolio.

The benchmarks for each fund's Enhanced Index subportfolio currently are as follows:

Growth & Income        S&P 500 Composite
                       Stock Index


International Equity   Morgan Stanley EAFE
                       (Europe, Australasia,
                       Far East) Index

Growth Equity          Russell 3000 Growth
                       Index

Using these indexes is not a fundamental policy of the TIAA-CREF Mutual Funds, so we can substitute other indexes without shareholder approval. We'll notify you before we make such a change.

The International Equity Fund

The International Equity Fund seeks a favorable long-term return, mainly through capital appreciation, from a broadly diversified portfolio that consists primarily of foreign equity investments. The fund intends to always have at least 80 percent of its assets in equity securities of companies located in at least three different countries, other than the United States.

For the Stock Selection subportfolio, we select individual stocks and let the fund's country and regional asset allocation evolve from that stock selection. We do, however, regularly monitor the fund's sector and country exposure in order to control risk.

The fund looks for companies of all sizes with

o    sustainable growth

o    focused management with successful track records

o    unique and easy to understand franchises (brands)


o stock prices that don't fully reflect the stock's inherent value, based on the company's current earnings, assets, and long-term growth prospects


o    consistent generation of free cash flow


Special Investment Risks: The fund is subject to the general investment risks described on pages 18 and 19. Foreign investment risk is the most significant risk for this fund. The risks associated with foreign investment often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging countries. The fund's exposure to emerging markets is currently limited to those investments that the Enhanced Index subportfolio uses to track the performance of the emerging markets segment of the Morgan Stanley EAFE Index. The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.


The Growth Equity Fund

The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth. Normally, the fund will have at least 80 percent of total assets in equity securities that have the potential for capital appreciation.

The fund uses the Dual Investment Management Strategy. The fund's Stock Selection subportfolio can invest in companies of all sizes, including companies in new and emerging areas of the economy and companies with distinctive products or promising markets. We choose individual investments based on a company's prospects under current or forecasted economic, financial and market conditions, looking for companies we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets, or growth prospects.


The fund can also invest in large, well-known, established companies, particularly when we believe they have new or innovative products, services, or processes that enhance future earnings prospects. The fund can also invest in companies in order to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations.

The Growth Equity Fund can buy foreign securities and other instruments if we believe they have superior investment potential. Depending on investment opportunities, the fund may have from 0 to 40 percent of its assets in foreign securities. The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units of account.

Special Investment Risks: The fund is subject to the general investment risks described on pages 18 and 19. There are also special risks to investing in growth stocks. The fund may at times hold a significant amount of stocks of smaller, lesser-known companies. Their stock prices may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Growth Equity Fund will probably be more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period.

The Growth & Income Fund

The Growth & Income Fund seeks a favorable long-term return through capital appreciation and investment income, primarily from a broadly diversified portfolio of common stocks. Normally, at least 80 percent of the fund's portfolio will be in income-producing equity securities selected for their investment potential.

The fund invests in a broadly diversified portfolio of common stocks. The fund's Stock Selection subportfolio concentrates on individual companies rather than sectors or industries. The fund looks for stocks of larger, well-established, mature growth companies, which we believe are fairly priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries, with premium product lines. We also look for companies with shareholder-oriented managements dedicated to creating shareholder value. The fund may also invest in rapidly growing smaller companies. It can have up to 20 percent of assets in foreign securities.

Special Investment Risks: The fund is subject to the general investment risks described on pages 18 and 19. In addition, there are special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation.

The Equity Index Fund


The Equity Index Fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000, a broad market index.

Although the fund invests in stocks in the Russell 3000 Index, it doesn't invest in all 3,000 stocks in the index. Rather, we use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index. This means that a company can remain in the fund even if it performs poorly, unless the company is removed from the Russell 3000. The management team uses proprietary quantitative models to replicate the broad market exposure and characteristics of the Russell 3000 Index.


Using the Russell 3000 Index isn't fundamental to the fund's investment objective and policies. We can change the index used in this fund at any time and will notify you if we do so.


The fund can also invest in securities and other instruments, such as futures, whose return depends on stock market prices. We select these instruments to attempt to match the total return of the Russell 3000, but we may not always be able to do so.

The Russell 3000 Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly traded U.S. equity market. The market capitalization of the individual companies in the index ranged from $178 million to $407.2 billion with an average of $5.34 billion as of December 31, 1999. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is not a mutual fund and you cannot invest directly in the index. The Equity Index Fund isn't promoted, endorsed, sponsored or sold by or affiliated with the Frank Russell Company.


Special Investment Risks: The fund is subject to the general investment risks described on pages 18 and 19. In addition, there are special risks associated with indexed investing. The fund attempts to closely track the Russell 3000 Index and changes are made to its holdings to reflect changes in the index. However, the fund doesn't invest in all 3,000 stocks in the index, so we can't guarantee that the performance of the fund will match that of the index. Also, the fund's returns, unlike those of the index, are reduced by investment and other operating expenses. The stock prices of smaller, lesser-known companies, which make up a small part of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities.

The Social Choice Equity Fund

The Social Choice Equity Fund seeks a favorable long-term rate of return that reflects the investment performance of the U.S. stock market while giving special consideration to certain social criteria. Normally, at least 80 percent of the fund's assets will be invested in common stocks.

The fund attempts to track the return of the U.S. stock market as represented by the Standard & Poor's 500 Index. It does this primarily by investing in S&P 500 companies that are not excluded by the fund's social criteria, so that the fund's portfolio approaches the overall investment characteristics (e.g., yield and industry weight) of the S&P 500.

The fund's social criteria are non-fundamental investment policies. Advisors can change them without the approval of the fund's shareholders. Currently, the fund invests only in companies that do not:



o engage in activities that result or are likely to result in significant damage to the natural environment;

o    have a significant portion of their business in weapons manufacturing;

o    produce and market alcoholic beverages or tobacco products;

o    produce nuclear energy; or


o have operations in Northern Ireland and have not adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland) or have not operated consistently with such principles and in compliance with the Fair Employment Act of 1989 (Northern Ireland).

For the first three criteria, we assess the issuer to decide whether the activity is a "significant" part of its business - basing our decision on, for example, how large a part of a company's operation the activity involves or how much revenue it brings in. In determining whether a particular activity is significant to a company, we do not rely on strict objective criteria, but rather make judgments based on the facts and circumstances pertaining to the company.


The Corporate Governance and Social Responsibility Committee of our Board of Trustees provides guidance in deciding whether investments meet the social criteria. It uses information from independent organizations such as the Investor Responsibility Research Center, Inc. We'll do our best to make sure the fund's investments meet the social criteria, but we can't guarantee that every holding will always do so. Even if an investment is not excluded by the social criteria, we have the option of excluding it if we decide it is not suitable.

The fund isn't restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund can also invest in securities issued by other countries or their agencies and instrumentalities as approved by the Committee on Corporate Governance and Social Responsibility. The fund can also invest up to 15 percent of its assets in foreign securities.

Special Investment Risks: Because its social criteria exclude some investments, this fund may not be able to take advantage of the same opportunities or market trends as do the funds that don't use such criteria.

Additional Investment Strategies for the Equity Funds

Each equity fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily for hedging or for cash management. To manage currency risk, the equity funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies.

The equity funds can also invest in newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with a fund's investment objective and restrictions.

The Managed Allocation Fund

The Managed Allocation Fund seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The Managed Allocation Fund will pursue this goal primarily through investments in TIAA-CREF Mutual Funds' other investment funds, each of which is described in this prospectus.


Normally, about 60 percent of the Managed Allocation Fund's assets will be in shares of the Growth & Income, International Equity and Growth Equity Funds, and about 40 percent will be in shares of the Bond Plus, Short-Term Bond and High-Yield Bond Funds. The Growth & Income Fund invests in a broadly diversified portfolio of stocks selected for their investment potential. The International Equity Fund invests in a broadly diversified portfolio of primarily foreign equity investments. The Growth Equity Fund invests in stocks of companies in new and emerging areas of the economy and companies with distinctive products or promising market conditions. The Bond Plus Fund divides its portfolio into two segments, one of which invests in a broad range of investment-grade debt securities, and the other of which seeks enhanced return through investments in illiquid or non-investment grade securities. The Short-Term Bond Fund invests in a broad range of U.S. Treasury and Agency securities, and corporate bonds with maturities from 1-5 years. The High-Yield Bond Fund invests primarily in lower-rated, higher-yielding fixed-income securities.

As a result, the Managed Allocation Fund's returns reflect investments in a mix of domestic stocks of companies of all sizes, foreign equities, and a variety of fixed income instruments of varying maturities and credit qualities. To maintain an appropriate allocation among the underlying funds, we monitor the foreign and domestic equity markets, as well as overall financial and economic conditions. If the relative attractiveness of the markets in which the underlying funds are invested changes, we can adjust the percentage investments in the underlying funds up and down by up to 15 percent.

The composition of the fund's fixed income portion will vary depending on the shape of the yield curve. This means that when there is not much difference between the yield on short term and longer term bonds, the fund will increase its investments in the Short-Term Bond Fund. The fund will have less than 5 percent of assets in the High-Yield Bond Fund.

The fund might sometimes be even more heavily weighted toward equities or fixed income, if we believe market conditions warrant it. For example, we might increase the fund's holdings in the fixed income funds in periods where we believe the equity markets will decline, or reduce the fund's holdings in the International Equity Fund when we believe foreign markets are unusually volatile.


For flexibility in meeting redemptions, expenses, and the timing of new investments, and as a short-term defense during periods of unusual volatility, the fund can also invest in government securities (as defined in the Investment Company Act of 1940 [the "1940 Act"]), short-term paper, or shares of the Money Market Fund. For temporary defensive purposes, the Managed Allocation Fund may invest without limitation in such securities. We can't guarantee that this strategy will be successful.


Investment Risks: The Managed Allocation Fund shares the risks of the funds it invests in. For more about these risks, see the "Investment Risks" sections of the International Equity, Growth Equity, Bond Plus, Short-Term Bond and High-Yield Bond Fund descriptions, as well as the general investment risks described on pages 18 and 19.

Because the Managed Allocation Fund invests in the securities of a limited number of other mutual funds, it is considered "nondiversified" for purposes of the 1940 Act. Sometimes nondiversified funds have special risks. However, the funds in which the Managed Allocation Fund invests are themselves considered diversified investment companies.


It is possible that the interests of the Managed Allocation Fund could diverge from the interests of one or more of the funds in which it invests (underlying funds). That could create a conflict of interest between the Managed Allocation Fund and its underlying funds, in which case it could be difficult for the TIAA-CREF Mutual Funds Board of Trustees and officers to fulfill their fiduciary duties to each fund. The Board believes it has structured each fund to avoid these concerns. However, it is still possible that sometimes proper action for the Managed Allocation Fund could hurt the interests of any underlying fund, or vice versa. If that happens, Teachers Advisors and the Board and officers of TIAA-CREF Mutual Funds will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Teachers Advisors and the TIAA-CREF Mutual Funds' Board and officers will in any case closely and continuously monitor each fund's investments to avoid these concerns as much as possible.


The Bond Funds


The Bond Plus Fund

The Bond Plus Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital. Normally, at least 80 percent of the fund's assets will be invested in bonds.

The fund is managed to track the duration of the Lehman Brothers Aggregate Bond Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. As of December 31, 1999, the duration of the index was 4.92 years. By keeping the fund's duration close to the Lehman Index's duration, the fund's returns due to changes in interest rates should be similar to the index's returns due to changes in interest rates.


The fund's portfolio is divided into two segments. The first segment, which makes up at least 75 percent of the fund, is invested primarily in a broad range of the debt securities in the Lehman Index. The majority of this segment is invested in U.S. Treasury and Agency securities, corporate bonds and mortgage-backed securities. The fund's holdings are mainly high-quality securities rated in the top four credit categories by Moody's or Standard & Poor's, or that we determine are of comparable quality. The fund will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns compared to the Lehman index. This segment can make foreign investments, but we don't expect them to exceed 15 percent of the fund's assets. The fund can also invest in money market instruments.


The other segment of the fund is invested in securities with special features, in an effort to improve the fund's total return. This segment primarily will be invested in illiquid securities (such as "Rule 144A" private placements) or non-investment grade securities (those rated Ba1 or lower by Moody's or BB+ or lower by Standard & Poor's). Currently this part of the fund has less than 5 percent of the fund's assets, but if market conditions warrant it could grow as large as 25 percent. However, investments in illiquid securities will never be more than 15 percent of the fund's assets.


Special Investment Risks: The fund is subject to the general investment risks described on pages 18 and 19. In addition, non-investment grade securities, which are usually called "high-yield" or "junk" bonds, offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer's creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.

Bear in mind that all these risks can also apply to the lower levels of "investment grade" securities, for example, Moody's Baa and Standard &Poor's BBB. Also, securities originally rated "investment grade" are sometimes downgraded later on, should a ratings service believe the issuer's business outlook or creditworthiness has deteriorated. If that happens to a security in the Bond Plus Fund, it may or may not be sold, depending on our analysis of the issuer's prospects. However, the fund won't purchase below-investment-grade securities if that would increase their amount in the portfolio above our current investment target. We don't rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own creditanalysis, paying particular attention to economic trends and other market events.


The fund can hold illiquid securities. The risk of investing in illiquid securities is that they may be difficult to sell for their fair market value.

The fund's investments in mortgage-backed securities are subject to prepayment and extension risk. Prepayment risk is the possibility that a change in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

The Short-Term Bond Fund


The Short-Term Bond Fund seeks high current income consistent with preservation of capital. The fund invests primarily in a broad range of debt securities comprising the Lehman Brothers Mutual Fund Short (1-5 year) Government/Corporate Index. These are primarily U.S. Treasury and Agency securities, and corporate bonds with maturities from 1 to 5 years. It can also hold other fixed-income securities. These include foreign corporate bonds, debentures and notes, mortgage-backed securities, asset-backed securities, convertible securities, and preferred stocks. The fund may overweight or underweight individual securities or sectors as compared to their weight in the index where we find undervalued or overlooked issues that we believe offer the potential for superior returns. The fund may also invest in securities that aren't in the index because we believe they offer the potential for superior returns.

The fund generally seeks to maintain an average duration equal to that of its benchmark, plus or minus 6 months. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. By keeping the duration of the fund close to the index's duration, the fund's returns due to changes in interest rates should be similar to the index's returns due to changes in interest rates. As of December 31, 1999, the duration of the index was 2.37 years.


The Short-Term Bond Fund also may invest up to 15 percent of its assets in the securities of foreign issuers. The fund may invest in mortgage-backed securities including pass-through certificates and collateralized mortgage obligations
(CMOs).

Special Investment Risks: The fund is subject to general interest rate risk and credit risk for debt and other fixed income securities as described on page 18.


Mortgage-backed securities in which the fund may invest are subject to extension risk and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value. Prepayment risk is the possibility that a change in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

The High-Yield Bond Fund


The High-Yield Bond Fund primarily seeks high current income and, when consistent with its primary objective, capital appreciation. The fund invests primarily in lower-rated, higher-yielding fixed income securities, such as domestic and foreign corporate bonds, debentures, and notes, as well as convertible securities and preferred stocks. Under normal market conditions, the fund invests at least 80 percent of its assets in debt and other fixed income securities rated lower than investment grade (and their unrated equivalents) or other high-yielding securities. (These are often called "junk" bonds). Most of these will be securities rated in the BB or B categories by Standard & Poor's, or in the Ba or B categories by Moody's. The fund may invest up to 20 percent of its assets in the following other types of instruments: payment in kind or deferred interest obligations, defaulted securities, asset-backed securities, securities rated lower than B- or B3, and securities having limited liquidity.


The fund can make foreign investments, but we don't expect them to be over 20 percent of the fund's assets. The fund can have up to 15 percent of its assets in illiquid securities. The fund can also invest in U.S. Treasury and Agency securities or other short-term instruments when other suitable investment opportunities aren't available, or when we want to build the portfolio's liquidity.


The premise of the High-Yield Bond Fund is that over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding securities of similar duration. We attempt to minimize the risks of investing in lower-rated securities by:

o Doing our own credit analysis (independent of the rating agencies). We will buy securities of issuers with a balance of operational and financial risks that we believe make it likely that they will be able to meet their financial obligations

o Constructing a portfolio of securities diversified by industry, geography, maturity, duration and credit quality

o Buying or selling particular securities to take advantage of anticipated changes and trends in the economy and financial markets

Our judgment of the value of any particular security is a function of our experience with lower-rated securities, evaluation of general economic and securities market conditions and the financial condition of the security's issuer. Under some market conditions, the fund may sacrifice potential yield in order to adopt a defensive posture designed to preserve capital.

Teachers Advisors, the fund's investment advisor, may from time to time share investment research and ideas about high-yield securities with its affiliate, Teachers Insurance and Annuity Association (TIAA). While the fund believes that such sharing of information provides benefits to the fund and its shareholders, the fund may at times be prevented from buying or selling certain securities or may need to sell certain securities before it might otherwise do so, in order to comply with the federal securities laws.


Special Investment Risks: The fund is subject to the general investment risks described on pages 18 and 19. In addition, the fund is subject to above-average interest rate risk and credit risk. Investors should expect greater fluctuations in share price, yield and total return compared to mutual funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the fund to buy or sell its securities.

An investment in this fund is much riskier than an investment in bond funds that don't invest primarily in lower-rated debt securities.

Issuers of "junk" bonds are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade securities, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

The fund can hold illiquid securities. Illiquid securities may be difficult to sell for their fair market value.

Current income risk can also be significant for this fund.

The Tax-Exempt Bond Fund


The Tax-Exempt Bond Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital. Under normal market conditions, the fund invests almost all of its assets in municipal securities. Municipal securities include bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel for the issuers, is exempt from regular federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from state or local taxes).


We pursue superior returns using yield spread and credit analysis to identify and invest in undervalued market sectors and individual securities. We usually sell investments that we believe are overvalued. We generally seek to maintain an average duration in the fund equal to that of its benchmark, the Lehman Brothers 10 Year Municipal Bond Index, of approximately 7 years. Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities such as water and sewer works. Municipal securities include private activity bonds, municipal leases, certificates of participation, municipal obligation components and municipal custody receipts.

The fund can invest up to 20 percent of its assets in private activity bonds. Private activity bonds are tax-exempt bonds whose proceeds are used to fund private, for-profit organizations. The interest on these securities (including the fund's distribution of that interest) may be a preference item for purposes of the federal alternative minimum tax (AMT). The AMT is a special tax system that ensures that individuals and certain corporations pay at least some federal taxes. Income from securities that are a preference item is included in the computation of the AMT.

All of the fund's assets are dollar-denominated securities. The fund may invest up to 20 percent of assets in unrated instruments and in lower-rated, higher-yielding securities, such as "junk" bonds.


Special Investment Risks: The fund is subject to general interest rate risk and credit risk for debt and other fixed income securities as described on page 18. The fund also is subject to current income volatility and the related risk that falling interest rates will cause the fund's income to fall as it invests assets at progressively lower rates. As with most income funds, the fund is subject to "call" risk arising from the possibility that during periods of declining interest rates, an issuer of a municipal obligation may call (i.e., retire) a high yielding obligation before its maturity date. This often creates an unanticipated capital gain liability for shareholders and requires the fund to reinvest the proceeds at the lower prevailing interest rate.


Because of their tax-exempt status, the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar taxable income bearing securities.

Obligations of the issuer to pay the principal and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints on the enforcement of those obligations. There is also the possibility that litigation or other conditions may materially affect the power or ability of the issuer to pay the principal or interest on a municipal obligation when due. Municipal lease obligations and certificates of participation are subject to the added risk that a government lessee will fail to appropriate funds to enable it to make lease payments.

This may not be an appropriate investment in connection with tax-favored arrangements like IRAs, or if you are in a low tax-bracket.

Additional Investment Strategies for the Bond Funds

The bond funds can invest in mortgage-backed securities. These can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (CMOs). Mortgage pass-through securities are formed when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is "passed through" to investors in periodic principal and interest payments. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs.

The bond funds may use a trading technique called "mortgage rolls", in which we "roll over" an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date. The bond funds may also engage in duration-neutral relative value trading, a technique in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve. These techniques are designed to enhance a fund's returns, but they do increase the fund's portfolio turnover rate. However, we don't expect these techniques to significantly raise a fund's capital gains. There are no commissions on purchases and sales of fixed income securities, so increased trading will not raise the fund's expenses.

The bond funds can invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics, and interest-only mortgage-backed securities are particularly sensitive to prepayment risk, which may also include actual loss of invested funds.


Each bond fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily for hedging or for cash management. To manage currency risk, the fixed income funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies.

The bond funds can also invest in recently developed financial instruments, such as swaps and options on swaps ("swaptions"), so long as these are consistent with a fund's investment objective and restrictions.

The Money Market Fund

The Money Market Fund seeks high current income to the extent consistent with maintaining liquidity and preserving capital.

We seek to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the fund's assets in securities or other instruments maturing in 397 days or less. We can't assure you that we will be able to maintain a stable net asset value of $1.00 per share for this fund.

The fund will invest primarily in:


(1) Commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or dollar-denominated foreign companies;


(2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt;

(3) Securities issued by or whose principal and interest are guaranteed by the U.S. government or one of its agencies or instrumentalities;


(4) Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5) Repurchase agreements involving securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers' acceptances;

(6)  Participation interests in loans banks have made to the issuers of (1) and
     (4) above (these may be considered illiquid);

(7)  Asset-backed securities issued by domestic corporations or trusts;

(8) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

(9) Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

The Money Market Fund will only purchase money market instruments that at the time of purchase are "First Tier Securities,"- that is, rated within the highest category by at least two nationally recognized statistical rating organizations (NRSROs), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The fund can also invest up to 30 percent of its assets in money-market and debt instruments of foreign issuers denominated in U.S. dollars.

The above list of investments is not exclusive and the fund may make other investments consistent with its investment objective and policies.


Special Investment Risks: The principal risk of investing in the Money Market Fund is current income risk - that is, the income the fund receives may fall as a result of a decline in interest rates. To a lesser extent, the fund is also subject to the general risks described above on pages 18 and 19.

TIAA-CREF Mutual Funds' Management

Teachers Advisors manages the assets of the TIAA-CREF Mutual Funds, under the supervision of the Funds' Board of Trustees (the Board). Teachers Advisors is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America (TIAA). It is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. Teachers Advisors also manages the investments of TIAA-CREF Institutional Mutual Funds, TIAA Separate Account VA-1, the TIAA-CREF Life Funds and the investment portfolio of New York State's College Choice Tuition Savings Plan. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC, the personnel of Teachers Advisors also manage the investment accounts of the College Retirement Equities Fund. Teachers Advisors is located at 730 Third Avenue, New York, NY 10017.

Teachers Advisors' duties include conducting research, recommending investments, and placing orders to buy and sell securities. Teachers Advisors is also responsible for providing, or obtaining at its own expense, the services needed for the day-to-day operation of each fund. These include distribution, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. Teachers Advisors also acts as liaison among the various service providers to the funds, including custodians, portfolio accounting agents, portfolio managers, and transfer agents.


Under the terms of an Investment Management Agreement between TIAA-CREF Mutual Funds and Teachers Advisors, Teachers Advisors is entitled to an annual fee of
0.99 percent, 0.95 percent, 0.93 percent, 0.76 percent, 0.77 percent, 0.80 percent, 0.80 percent, 0.84 percent, 0.80 percent and 0.79 percent of the average daily net assets of the International Equity Fund, the Growth Equity Fund, the Growth & Income Fund, the Equity Index Fund, the Social Choice Equity Fund, the Bond Plus Fund, the Short-Term Bond Fund, the High-Yield Bond Fund, the Tax-Exempt Bond Fund and the Money Market Fund, respectively. It receives no fee for managing the Managed Allocation Fund. Teachers Advisors currently has voluntarily waived its right to receive that portion of its fee equal to 0.50 percent of the average daily net assets of each fund (other than the Managed Allocation Fund). This waiver is guaranteed to remain in effect until July 1, 2003.


Each fund is managed by a team of fund managers, whose members are jointly responsible for the day-to-day management of the fund, with expertise in the area(s) applicable to the fund's investments.

Calculating Share Price

We determine the net asset value (NAV) per share , or share price, of a fund on each day the New York Stock Exchange is open for business. We do this when trading closes on all U.S. national exchanges where securities or other investments of a fund are principally traded. We will not price fund shares on days that the New York Stock Exchange is closed. We compute a fund's NAV by dividing the value of the fund's assets, less its liabilities, by the number of outstanding shares of that fund.


For all funds except the Money Market Fund, we usually use market quotations or independent pricing services to value securities and other instruments. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value," as determined in good faith by or under the direction of the TIAA-CREF Mutual Funds' Board of Trustees. Money market instruments with maturities of 60 days or less are valued at amortized cost. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a fund's net asset value is calculated.


To calculate the Money Market Fund's net asset value per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund's portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.


The NAV per share of the Managed Allocation Fund will be based on the NAV per share of each of the underlying funds in which it invests. Therefore, although we will determine the net asset value per share of the Managed Allocation Fund as described above, we cannot price the Managed Allocation Fund's shares until we determine the NAV per share of the underlying funds.

Each fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the fund and capital gains realized from the sale of securities. The following table shows how often we pay dividends on each fund:

Fund                                                    Dividend Paid
The International Equity Fund                           Annually
The Growth Equity Fund                                  Annually
The Growth & Income Fund                                Quarterly
The Managed Allocation Fund                             Quarterly
The Equity Index Fund                                   Annually
The Social Choice Equity Fund                           Annually
The Bond Plus Fund                                      Monthly
The High-Yield Bond Fund                                Monthly
The Short-Term Bond Fund                                Monthly
The Municipal Bond Fund                                 Monthly
The Money Market Fund                                   Monthly

Although we pay dividends monthly from the Money Market Fund, these dividends are calculated and declared daily.

We intend to pay net capital gains from all funds that have them once a year.

You can elect from among the following distribution options:

1. Reinvestment Option, Same Fund. We'll automatically reinvest your dividend and capital gain distributions in additional shares of the fund. Unless you elect otherwise, this will be your distribution option.

2. Reinvestment Option, Different Fund. We'll automatically reinvest your dividend and capital gain distributions in additional shares of another fund in which you already hold shares.

3. Income-Earned Option. We'll automatically reinvest your capital gain distributions, but you will be sent a check for each dividend distribution.

4. Capital Gains Option. We'll automatically reinvest your dividend distributions, but you will be sent a check for each capital gain distribution.

5. Cash Option. We'll send a check for your dividend and each capital gain distribution.

We make distributions for each fund on a per share basis to the shareholders of record on the fund's distribution date. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution. Cash distribution checks will be mailed within seven days.

Taxes


As with any investment, you should consider how your investment in any fund will be taxed. However, the information about taxes in this prospectus is general. It won't apply to you if you are investing through a tax-deferred account such as an IRA. Consult your tax advisor if you need more information.

Taxes on distributions. Unless you are tax-exempt or hold fund shares in a tax-deferred account, you must pay federal income tax, and possibly also state or local taxes, on distributions. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December and paid in January are taxable as if they were paid on December 31 of the prior year.


For federal tax purposes, income and short-term capital gain distributions from a fund are taxed as ordinary income; long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the IRS a statement showing the taxable distributions paid to you in the previous year from each fund. Long-term capital gain distributions are taxed at a maximum rate of 20 percent to all individual investors. Individuals in the 15 percent tax bracket pay 10 percent tax on their long-term capital gains. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the fund held the securities the sale of which led to the gain.


Special considerations for Tax-Exempt Bond Fund Shareholders. The Tax-Exempt Bond Fund expects to distribute "exempt-interest dividends." These dividends will be exempt income for regular federal income tax purposes. However, any distributions derived from the fund's net long-term capital gains will ordinarily be taxable to shareholders as long-term capital gains. Any distributions derived from taxable interest income, net short-term capital gains and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.

If you borrow money to purchase or hold Tax-Exempt Bond Fund shares, the interest on the money you borrow usually will not be deductible for federal income tax purposes.

Some of the exempt-interest dividends that the Tax-Exempt Bond Fund pays come from its investments in private activity bonds. These dividends may be an item of tax preference in determining your federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other elements of adjusted gross income in determining whether or not any Social Security or railroad retirement payments you may receive are subject to federal income taxes.


If you hold shares in the Tax-Exempt Bond Fund for six months or less, and you sell or exchange them for a loss, you can't claim the full amount of the loss for federal income tax purposes if you have received an exempt interest dividend from the fund. The dividend amount must be deducted from the loss you claim.


Taxes on sales or redemptions. When you sell shares in a fund (including exchanges to other funds) you will usually have a capital gain or loss equal to the difference between your adjusted cost basis in the shares and the cash (or fair market value of other property) you receive from the sale.

Whenever you sell shares of a fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Backup withholding. If you provide us with the wrong taxpayer identification number, or fail to certify that the number is correct, we are required to withhold 31 percent of the taxable distributions and redemption proceeds from your account. We also may be required to begin backup withholding, if the IRS instructs us to do so.


"Buying a dividend." If you buy shares just before a fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as "buying a dividend." For example, assume you bought shares of a fund for $10.00 per share the day before the fund paid a $0.25 per share dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 per share dividend in your gross income for tax purposes.


Effect of foreign taxes. Foreign governments may impose taxes on a fund and its investments and these taxes generally will reduce such fund's distributions. If a fund qualifies to pass through a credit or deduction for such taxes paid, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment in some types of instruments.

Special considerations for corporate/institutional accounts. If you are a corporate investor, some of the dividends from net investment income paid by the Growth Equity Fund, Growth & Income Fund, Equity Index Fund and Social Choice Equity Fund usually will qualify for the corporate dividends-received deduction. How much of those dividends qualifies depends on how much qualifying dividend income each fund receives from U.S. sources. Corporate investors seeking to claim this deduction may have to satisfy certain holding period and debt financing restrictions. We expect that little or none of the distributions paid by the other TIAA-CREF Mutual Funds portfolios will qualify for the corporate dividends-received deduction.

Your account:buying, selling or exchanging shares



Types of Accounts

o Individual accounts (for one person) or joint accounts (more than one person).

o    Trust accounts (other than foreign trust accounts).

o Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

o Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

o Education IRAs. This account lets you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

o    Corporate/institutional accounts.

For more information about opening an IRA or corporate/institutional account, please call us.

How To Open an Account and Make Subsequent Investments


To open an account, send us a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of our consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org/mfunds.


The minimum initial investment is $250 per fund (or $25 if you establish an Automatic Investment Plan). Subsequent investments must be for at least $25. All purchases must be in U.S. dollars and checks must be drawn on U.S. banks.


We consider all requests for purchases, checks, and other forms of payments to be received when they are received in "good order". (See page 44.) We won't accept third party checks for over $10,000.


To open an account by mail: Send your check, made payable to TIAA-CREF Mutual Funds, and/or application to:

First Class Mail:    The TIAA-CREF Mutual Funds
                     c/o State Street Bank
                     P.O. Box 8009
                     Boston, MA 02266-8009

Overnight Mail:      The TIAA-CREF Mutual Funds
                     c/o State Street Bank
                     66 Brooks Drive
                     Braintree, MA 02184-3839

To open an account by wire: Send us your application by mail, then call us to confirm that your account has been established. Instruct your bank to wire money to

                     State Street Bank
                     ABA Number 011000028
                     DDA Number 99052771

Specify on the wire:

o    The TIAA-CREF Mutual Funds

o Account registration (names of registered owners), address and Social Security Number(s) or Taxpayer Identification Number

o Indicate if this is for a new or existing account (provide fund account number if existing)

o The fund or funds in which you want to invest, and amount per fund to be invested

You can purchase additional shares in any of the following ways:

By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you don't have an investment coupon, use a separate piece of paper to give us your name, address, fund account number, and the fund or funds you want to invest in and the amount to be invested in each fund.

By Automatic Investment Plan: You can make subsequent investments automatically by electing this service on your initial application or later upon request.

By electing this option you authorize us to take regular, automatic withdrawals from your bank. To begin this service, send us a voided check or savings account investment slip. It will take us about 10 days from the time we receive it to set up your automatic investment plan. You can make automatic investments semi-monthly (on the 1st and 15th of each month or on the next following business day if those days are not business days), monthly or quarterly (on the 1st or 15th of the month). Investments must be for at least $25 per account.

You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after we receive your request.

By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional TIAA-CREF Mutual Funds shares over the telephone. There is a $100,000 limit on these purchases. Telephone requests can't be modified or canceled.

All shareholders automatically have the right to buy shares by telephone, except for Education IRA accounts. If you don't want the telephone purchase option, you can indicate this on the application or call us at 800 223-1200 any time after opening your account.

Over the Internet: With TIAA-CREF's Inter/ACT system, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. Inter/ACT can be accessed through TIAA-CREF's homepage at www.tiaa-cref.org.

Before you can use Inter/ACT, you must enter your personally selected Personal Identification Number (PIN) and social security number.

Inter/ACT will lead you through the transaction process, and we will use reasonable procedures to confirm that the instructions given are genuine. All transactions over Inter/ACT are recorded electronically. If you don't have a personally selected PIN, call us to get one.

By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire. (You do not have to send us an application again.)

Points to remember for all purchases:

o Your investment must be for a specified dollar amount. We can't accept purchase requests specifying a certain price, date, or number of shares; we'll return these investments.

o We reserve the right to reject any application or investment. There may be circumstances when we will not accept new investments in one or more of the funds.

o If you have a securities dealer (including a mutual fund "supermarket"), bank, or other financial institution handle your transactions, they may charge you a fee. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transaction.

o If your purchase check does not clear or payment on it is stopped, or if we do not receive good funds through electronic funds transfer, we will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the funds or Teachers Advisors. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the funds. There is a $15 fee for all returned items, including checks and electronic funds transfers.

How to Redeem Shares

You can redeem (sell) your shares at any time. Redemptions must be for at least $250 or the balance of your investment in a fund, if less.


Usually, we send your redemption proceeds to you on the second business day after we receive your request, but not later than seven days afterwards, assuming the request is in good order (see page 44). If you request a redemption of shares shortly after you have purchased those shares by check or automatic investment plan, we will process your redemption but will hold your redemption proceeds for up to 10 calendar days to allow the check or automatic investment to clear.

We send redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, we will require a letter of instruction with signature guarantee (see page 45). We can send your redemption proceeds in several different ways: by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read "Points to Remember When Redeeming," below.

We can postpone payment if (a) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

You can redeem shares in any of the following ways:

By Mail: Send your written request to either of the addresses listed in the "How to Open an Account and Make Subsequent Investments" section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, signature guarantees (if required), and any other required supporting legal documentation. Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.

By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.


All shareholders have the telephone redemption option automatically. If you do not want to be able to redeem by telephone, indicate this on your application or call us any time after opening your account.

Telephone redemptions are not available for IRA accounts.


By Check: If you've elected the Money Market Fund's check writing privilege, you can make redemptions from the Money Market Fund by check. All registered account owners must sign a signature card before the privilege can be exercised. You can establish check writing on your account when you apply or later upon request.

For joint accounts, we require only the signature of any one owner on a check. You can write as many checks as you want, as long as each check is for at least $250. We reserve the right to charge a $10 fee if you write a check for less than $250; if there are insufficient Money Market Fund shares in your account to cover the amount of the check; or for each check you write if you have already written 24 checks in one year.

You can't write a check to close your TIAA-CREF Money Market Fund account because the value of the fund changes daily as dividends are accrued. You also cannot write a check to redeem shares from the Money Market Fund for 10 days after you have sent us a check or automatic investment plan payment to purchase Money Market Fund shares if your Money Market Fund Account does not otherwise have a sufficient balance to support the redemption check.

By Systematic Redemption Plan: You can elect this feature only from funds with balances of at least $5,000. We'll automatically redeem enough shares in a particular fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) to provide you with a check or electronic transfer to your bank. You must specify the dollar amount (minimum $250) of the redemption and from which fund you want to redeem shares.


If you want to set up a systematic redemption plan, contact us and we'll send you the necessary forms. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A signature guarantee is required for this address change.

We can terminate the systematic redemption plan option at any time, although we will notify you if we do. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling us. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after we receive your instructions.

Points To Remember When Redeeming:

o We can't accept redemption requests specifying a certain price or date; these requests will be returned.

o If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send us your request in writing with a signature guarantee.

o For redemptions of more than $250,000, we reserve the right to give you marketable securities instead of cash.

How To Exchange Shares

You can exchange shares in a fund for shares of any other fund at any time. An exchange is a sale of shares from one fund and a purchase of shares in another fund.

The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange to a fund in which you already own shares must be at least $25, and an exchange to a new fund must be at least $250.

Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security or Tax Identification Number.

You can make exchanges in any of the following ways:

By Mail: Send a letter of instruction to either of the addresses in the "How to Open an Account and Make Subsequent Investments" section. The letter must include your name, address, and the funds and/or accounts you want to exchange between.

By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

Over the Internet: You can exchange shares using TIAA-CREF's Inter/ACT system, which can be accessed through TIAA-CREF's homepage at www.tiaa-cref.org. Once made, your Inter/ACT transaction cannot be modified or canceled.

By Systematic Exchange: You can elect this feature only if the balance of the fund from which you are transferring shares is at least $5,000. We automatically redeem shares from a specified fund and purchase shares in another fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange to a fund in which you already own shares must be for at least $25, and an exchange to a new fund must be for at least $250.

If you want to set up a systematic exchange, you can contact us and we will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling us. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after we receive your instructions.

Points To Remember When Exchanging:

o Make sure you understand the investment objective of the fund you exchange shares into. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.


o To maintain low expense ratios and avoid disrupting the management of each fund's portfolio, we reserve the right to suspend the exchange privilege if you have made more than 12 exchanges within a 12-month period from any fund except the International Equity Fund and the High-Yield Bond Fund. For those funds we reserve the right to suspend the exchange privilege if you make more than 6 exchanges in a 12-month period. We also reserve the right to reject any exchange request and to modify or terminate the exchange option at any time.


o    An exchange is considered a sale of securities, and therefore is taxable.

Other Investor Information

Good Order: Your initial application and later requests for transactions will not be processed until they are received in good order by our transfer agent, Boston Financial Data Services. Good order means that your application is properly completed or your transaction request includes your fund account number, the amount of the transaction (in dollars or shares), signatures of all owners exactly as registered on the account, and any other supporting legal documentation that may be required.

Share Price: If you buy shares from us directly, the share price we use will be the NAV per share next calculated after Boston Financial Data Services receives your application or request in good order. If you buy shares through an intermediary, such as a securities dealer (including a mutual fund "supermarket"), bank or investment adviser, the share price we use will be the NAV per share next calculated after the intermediary accepts the order. If this occurs before the New York Stock Exchange closes (usually 4:00 p.m., Eastern
Time) your price will be the NAV per share for that day. If it's after the New York Stock Exchange closes, your price will be the NAV per share for the next business day. An intermediary could require you to place an order before 4:00 p.m. to get the NAV per share for that day.

Minimum Account Size: Due to the relatively high cost of maintaining smaller accounts, we reserve the right to redeem shares in any account if, as the result of redemptions, the value of that account drops below $100. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed.

Tax Identification Number: You must give us your taxpayer identification number (which, for most individuals, is your social security number) and tell us whether or not you are subject to back-up withholding for prior under-reporting. If you don't furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to federal (and in a few cases state) tax withholding.

Changing Your Address: To change the address on your account, please call us or send us a written notification signed by all registered owners of your account.

Signature Guarantee: For some transaction requests (for example, when you're redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services, such as check writing, to an existing account), we require a signature guarantee of each owner of record of an account. This requirement is designed to protect you and the TIAA-CREF Mutual Funds from fraud, and to comply with rules on stock transfers. You can get a signature guarantee from a bank or trust company, savings bank, savings and loan association, or a member of a national stock exchange. A notary public can't provide a signature guarantee. For more information about when a signature guarantee is required, please contact us.

Transferring Shares: You can transfer ownership of your account to another person or organization or change the name on your account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees.

When you change the name on an account, shares in that account are transferred to a new account.

Transfer On Death: If you live in certain states, you can designate one or more persons (beneficiaries) to whom your TIAA-CREF Mutual Funds shares can be transferred upon death. You can set up your account with a Transfer On Death
(TOD) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime. Currently, all states except Louisiana, New York and North Carolina allow transfer on death. Transfer on death is also currently unavailable in the District of Columbia.

Telephone and Inter/ACT Transactions: The funds aren't liable for losses from unauthorized telephone and Inter/ACT transactions so long as we follow reasonable procedures designed to verify the identity of the person effecting the transaction. We therefore take the following precautions to ensure your instructions are genuine: we require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given by telephone or through Inter/ACT are genuine. We also tape record telephone instructions and provide written confirmations. We accept all telephone instructions we reasonably believe are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you do not want to be able to effect transactions over the telephone, call us for instructions.


Advice About Your Account: Representatives of Teachers Personal Investors Services, Inc. (TPIS) may recommend that you buy fund shares. TPIS, a TIAA subsidiary, is considered the principal underwriter for the funds. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. They get no commissions for these recommendations.


Electronic Prospectuses

If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you.

                      This page intentionally left blank.

Financial Highlights

The Financial Highlights table is intended to help you understand the funds' financial performance since they began operations on July 17, 1997. Certain information reflects financial results for a single share of a fund. The total returns in the table show the rates that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent auditors. Their report appears in TIAA-CREF Mutual Funds' Annual Report, which contains additional information about the funds. It is available without charge upon request.

                                                               International                                 Growth Equity
                                                               Equity Fund                                       Fund
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                                     July 17, 1997                             July 17, 1997
                                                                               (Commence-                                (Commence-
                                                    Year            Year          ment of        Year         Year          ment of
                                                   Ended           Ended      Operations)       Ended        Ended      Operations)
                                                Dec. 31,        Dec. 31,      to Dec. 31,     Dec. 31,    Dec. 31,      to Dec. 31,
                                                    1999            1998          1997(1)        1999         1998          1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $10.54           $8.92          $10.00       $13.65       $10.12          $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:

  Net investment income                             0.11            0.09            0.07         0.02         0.03            0.06
  Net realized and unrealized gain (loss)
    on investments                                  5.77            1.63           (1.07)        4.47         3.61            0.28
------------------------------------------------------------------------------------------------------------------------------------
  Total gain (loss) from investment operations      5.88            1.72           (1.00)        4.49         3.64            0.34
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                            (0.11)          (0.08)          (0.07)       (0.02)       (0.03)          (0.06)
    In excess of net investment income                --           (0.02)          (0.01)          --           --              --
  Net realized gains                               (0.23)             --              --        (0.93)       (0.08)          (0.16)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                (0.34)          (0.10)          (0.08)        0.95        (0.11)          (0.22)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $16.08          $10.54           $8.92       $17.19       $13.65          $10.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                       55.83%          19.27%         (10.09)%      33.00%       35.97%           3.44%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)      $255,819        $118,555         $47,758     $696,272     $296,362         $64,487
Ratio of expenses to average net assets
  before expense waiver                             0.99%           0.99%           0.46%        0.95%        0.95%           0.44%
Ratio of expenses to average net assets
  after expense waiver                              0.49%           0.49%           0.23%        0.45%        0.45%           0.21%
Ratio of net investment income
  to average net assets                             1.03%           1.23%           0.56%        0.16%        0.37%           0.68%
Portfolio turnover rate                            74.16%          27.20%           4.56%       69.56%       49.91%          29.44%
------------------------------------------------------------------------------------------------------------------------------------

(1) The percentages shown for this period are not annualized.

                                                                  Growth Equity                        Growth & Income
                                                                      Fund                                  Fund
----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                                    July 17, 1997                             July 17, 1997
                                                                              (Commence-                                (Commence-
                                                      Year         Year          ment of       Year          Year          ment of
                                                     Ended        Ended      Operations)      Ended         Ended      Operations)
                                                   Dec. 31,    Dec. 31,      to Dec. 31,   Dec. 31,      Dec. 31,      to Dec. 31,
                                                      1999         1998          1997(1)       1999          1998          1997(1)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $13.65       $10.12          $10.00      $13.33        $10.32          $10.00
---------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:

  Net investment income                               0.02         0.03            0.06        0.11          0.10            0.07
  Net realized and unrealized gain (loss)
    on investments                                    4.47         3.61            0.28        3.13          3.04            0.32
---------------------------------------------------------------------------------------------------------------------------------
  Total gain (loss) from investment operations        4.49         3.64            0.34        3.24          3.14            0.39
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                              (0.02)       (0.03)          (0.06)      (0.11)        (0.10)          (0.07)
    In excess of net investment income                  --           --              --          --            --              --
  Net realized gains                                 (0.93)       (0.08)          (0.16)      (0.53)        (0.03)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (0.95)       (0.11)          (0.22)      (0.64)        (0.13)          (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $17.19       $13.65          $10.12      $15.93        $13.33          $10.32
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                         33.00%       35.97%           3.44%      24.46%        30.51%           3.96%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $696,272     $296,362         $64,487    $541,718      $232,625         $61,822
Ratio of expenses to average net assets
  before expense waiver                               0.95%        0.95%           0.44%       0.93%         0.93%           0.43%
Ratio of expenses to average net assets
  after expense waiver                                0.45%        0.45%           0.21%       0.43%         0.43%           0.20%
Ratio of net investment income
  to average net assets                               0.16%        0.37%           0.68%       0.82%         0.97%           0.76%
Portfolio turnover rate                              69.56%       49.91%          29.44%      39.35%        71.49%           1.46%
---------------------------------------------------------------------------------------------------------------------------------

                                                            Managed Allocation                           Bond Plus
                                                                  Fund                                     Fund
----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                                    July 17, 1997                             July 17, 1997
                                                                              (Commence-                                (Commence-
                                                      Year         Year          ment of       Year          Year          ment of
                                                     Ended        Ended      Operations)      Ended         Ended      Operations)
                                                   Dec. 31,    Dec. 31,      to Dec. 31,   Dec. 31,      Dec. 31,      to Dec. 31,
                                                      1999         1998          1997(1)       1999          1998          1997(1)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $11.79       $10.01          $10.00      $10.30        $10.09          $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:

  Net investment income                               0.38         0.34            0.23        0.56          0.56            0.27
  Net realized and unrealized gain (loss)
    on investments                                    1.85         1.76            0.01       (0.66)         0.32            0.20
------------------------------------------------------------------------------------------------------------------------------------
  Total gain (loss) from investment operations        2.23         2.10            0.24       (0.10)         0.88            0.47
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                              (0.38)       (0.32)          (0.23)      (0.56)        (0.56)          (0.27)
    In excess of net investment income                  --           --              --       (0.01)           --              --
  Net realized gains                                 (0.05)          --              --          --         (0.11)          (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (0.43)       (0.32)          (0.23)      (0.57)        (0.67)          (0.38)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $13.59       $11.79          $10.01       $9.63        $10.30          $10.09

TOTAL RETURN                                         19.20%       21.24%           2.44%      (1.01)%        8.94%           4.79%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $244,372     $162,867         $59,087    $204,346      $155,034         $58,403
Ratio of expenses to average net assets
  before expense waiver                               0.00%        0.00%           0.00%       0.80%         0.80%           0.37%
Ratio of expenses to average net assets
  after expense waiver                                0.00%        0.00%           0.00%       0.30%         0.30%           0.14%
Ratio of net investment income
  to average net assets                               5.19%        2.80%           2.46%       5.75%         5.66%           2.72%
Portfolio turnover rate                               3.90%        4.78%           0.00%     652.82%       531.92%         143.61%
------------------------------------------------------------------------------------------------------------------------------------


(1)  The percentages shown for this period are not annualized.

                                                                Bond Plus                               Money Market
                                                                  Fund                                     Fund
----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                                    July 17, 1997                             July 17, 1997
                                                                              (Commence-                                (Commence-
                                                      Year         Year          ment of       Year          Year          ment of
                                                     Ended        Ended      Operations)      Ended         Ended      Operations)
                                                   Dec. 31,    Dec. 31,      to Dec. 31,   Dec. 31,      Dec. 31,      to Dec. 31,
                                                      1999         1998          1997(1)       1999          1998          1997(1)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $10.30       $10.09          $10.00       $1.00         $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:

  Net investment income                               0.56         0.56            0.27        0.05          0.05            0.02
  Net realized and unrealized gain (loss)
    on investments                                   (0.66)        0.32            0.20          --            --              --
---------------------------------------------------------------------------------------------------------------------------------
  Total gain (loss) from investment operations       (0.10)        0.88            0.47        0.05          0.05            0.02
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                              (0.56)       (0.56)          (0.27)      (0.05)        (0.05)          (0.02)
    In excess of net investment income               (0.01)          --              --          --            --              --
  Net realized gains                                    --        (0.11)          (0.11)         --            --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (0.57)       (0.67)          (0.38)      (0.05)        (0.05)          (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.63       $10.30          $10.09       $1.00         $1.00           $1.00

TOTAL RETURN                                         (1.01)%       8.94%           4.79%       5.05%         5.45%           2.51%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $204,346     $155,034         $58,403    $394,965      $225,187         $63,605
Ratio of expenses to average net assets
  before expense waiver                               0.80%        0.80%           0.37%       0.79%         0.79%           0.36%
Ratio of expenses to average net assets
  after expense waiver                                0.30%        0.30%           0.14%       0.29%         0.29%           0.13%
Ratio of net investment income
  to average net assets                               5.75%        5.66%           2.72%       4.97%         5.28%           2.49%
Portfolio turnover rate                             652.82%      531.92%         143.61%        n/a           n/a             n/a
---------------------------------------------------------------------------------------------------------------------------------

For more information about TIAA-CREF Mutual Funds

The following documents contain more information about the funds and are available free upon request:

Statement of Additional Information (SAI). The SAI contains more information about all aspects of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated in this prospectus by reference.


Annual and Semi-Annual Reports. The funds' annual and semi-annual reports provide additional information about the funds' investments. The annual report for the fiscal year ended December 31, 1999 contains a discussion of the market conditions and investment strategies that significantly affected each existing fund's performance during the last fiscal year.


Requesting Documents. You can request a copy of the SAI or these reports, or contact us for any other purpose, in any of the following ways:

By telephone:      Call 800 223-1200

In writing:        TIAA-CREF Mutual Funds
                        c/o State Street Bank
                        P.O. Box 8009
                        Boston, MA 02266-8009

Over the Internet:   www.tiaa-cref.org/mfunds.


Information about TIAA-CREF Mutual Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) public reference room (202 942-8090) in Washington, D.C. The information is also available through the SEC's internet website at www.sec.gov or by e-mail to publicinfo@sec.gov.. Copies of the information can also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009.

To lower costs and eliminate duplicate documents sent to your home, we may, if the SEC allows, begin mailing only one copy of the TIAA-CREF Mutual Funds prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us or write us.

TCMFPROS-4/00                                                          811-08055

================================================================================


                                    STATEMENT
                                  OF ADDITIONAL
                                   INFORMATION








--------------------------------------------------------------------------------

This Statement of Additional Information (SAI) tells you about investing in the TIAA-CREF Mutual Funds and contains information that you should consider before investing. It is not a prospectus, although it should be read carefully in conjunction with the TIAA-CREF Mutual Funds' prospectus dated April 3, 2000 (the Prospectus), which may be obtained by writing us at TIAA-CREF Mutual Funds, c/o State Street Bank, P.O. Box 9081, Boston, MA 02266 or by calling 800 223-1200. Terms used in the Prospectus are incorporated in this Statement.



The date of this SAI is April 3, 2000.



[LOGO]  MUTUAL FUNDS
        Ensuring the future for those who shape it.(SM)


================================================================================

-----------------
Table of Contents
-----------------


Investment Objectives, Policies, and Restrictions .........................    2
   Fundamental Policies ...................................................    2
   Investment Policies and Risk Considerations ............................    3

Management of the TIAA-CREF Mutual Funds ..................................   18
   Trustees and Officers of the TIAA-CREF Mutual Funds ....................   18
   Trustee Compensation ...................................................   21

Principal Holders of Securities ...........................................   22

Investment Advisory and Other Services ....................................   22

About the TIAA-CREF Mutual Funds and the Shares ...........................   23
   Indemnification of Shareholders ........................................   23
   Indemnification of Trustees ............................................   23
   Limitation of Fund Liability ...........................................   23
   Shareholder Meetings and Voting Rights .................................   23
   Additional Portfolios ..................................................   23
   Dividends and Distributions ............................................   24

Pricing of Shares .........................................................   24
   Investments for Which Market Quotations Are
     Readily Available ....................................................   24
   Foreign Investments ....................................................   24
   Debt Securities ........................................................   24
   Special Valuation Procedures for the
     Money Market Fund ....................................................   24
   Options and Futures ....................................................   25
   Investments for Which Market Quotations Are
     Not Readily Available ................................................   25

Tax Status ................................................................   25

Brokerage Allocation ......................................................   27

Underwriters ..............................................................   29

Calculation of Performance Data ...........................................   29
   Total Return Calculations ..............................................   29
   Yield Calculations .....................................................   30
   All Funds Other Than The Money Market Fund .............................   30
   Yield Information For The Money Market Fund ............................   30
   Total Return ...........................................................   30
   Performance Comparisons ................................................   31
   Illustrating Compounding ...............................................   31
   Net Asset Value ........................................................   31
   Moving Averages ........................................................   31

Voting Rights .............................................................   32

Legal Matters .............................................................   32

Experts ...................................................................   32

Additional Considerations .................................................   32

Financial Statements ......................................................   32

------------------------------------------------
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
------------------------------------------------


The following information is intended to supplement the descriptions of the investment objective of each of the eleven investment funds in the TIAA-CREF Mutual Funds' Prospectus. Under the Investment Company Act of 1940 (the 1940
Act), any fundamental policy of a fund may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that fund. However, the funds' investment objectives, policies and strategies described in the prospectus, as well as the investment restrictions contained in "Investment Policies and Risk Considerations" below, may be changed by the TIAA-CREF Mutual Funds' Board of Trustees at any time. Each investment fund other than the Managed Allocation Fund will operate as a "diversified company" within the meaning of the 1940 Act.

Unless stated otherwise, each of the following investment policies and risk considerations apply to each fund.


FUNDAMENTAL POLICIES

The following restrictions are fundamental policies of each fund:

1.   The fund will not issue senior securities except as SEC regulations permit;

2. The fund will not borrow money, except: (a) each fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3 percent of the market value of that fund's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5 percent of that fund's total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for a fund;

3. The fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4.   The fund will not purchase real estate or mortgages directly;

5. The fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

6. The fund will not purchase any security on margin except that the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

The following is a fundamental policy of each fund other than the Equity Index Fund, the Social Choice Equity Fund, the Short-Term Bond Fund, the High-Yield Bond Fund and the Tax-Exempt Bond Fund (the "2000 Funds"):


7. The fund will not make loans, except: (a) that a fund may make loans of portfolio securities not exceeding 33 1/3 percent of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 100 percent of the market value of the loaned securities, as reviewed daily; (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased.


The following is a fundamental policy of the 2000 Funds:

8. The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3 percent of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

The following restriction is a fundamental policy of each fund other than the Managed Allocation Fund:

9. The fund will not, with respect to at least 75 percent of the value of its total assets, invest more than 5 percent of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or hold more than 10 percent of the outstanding voting securities of any one issuer.

The following restriction is a fundamental policy of each fund other than the Managed Allocation Fund and the Money Market Fund.

10. The fund will not invest in an industry if after giving effect to that investment that fund's holding in that industry would exceed 25 percent of its total assets.

The following restriction is a fundamental policy of the Money Market Fund:

11. The fund may invest more than 25 percent of its assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; the fund will not otherwise invest in an industry if after giving effect to that investment the fund's holding in that industry would exceed 25 percent of its total assets.

The following restrictions are fundamental policies of the Managed Allocation
Fund:

12. The Managed Allocation Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the TIAA-CREF Mutual Funds, government securities, or short-term securities.

13. The Managed Allocation Fund will concentrate in the mutual fund industry. Accordingly, it may invest up to 100 percent of its assets in securities issued by mutual funds and other investment companies.

The following restriction is a fundamental policy of the Tax-Exempt Bond Fund:

14. The fund may invest more than 25 percent of its assets in tax-exempt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by a state or local government or a political subdivision of any of the foregoing; the fund will not otherwise invest in an industry if after giving effect to that investment the fund's holding in that industry would exceed 25 percent of its total assets.


15. The fund will invest at least 80 percent of assets in municipal securities the interest on which is not subject to Federal alternative minimum tax.


The following restrictions are non-fundamental policies of the funds. These restrictions may be changed without the approval of the shareholders in the affected fund. No fund other than the Managed Allocation Fund will:

1. Invest more than 5 percent of its assets in the securities of any single investment company or more than 10 percent of its assets in the securities of other investment companies in the aggregate; or

2. Hold more than 3 percent of the total outstanding voting stock of any single investment company.


INVESTMENT POLICIES AND RISK CONSIDERATIONS


Non-equity Investments of the Equity Funds. The equity funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. These investments will be similar to those in the first segment of the Bond Plus Fund. Pending more permanent investments or to use cash balances effectively, these funds can hold the same types of money market instruments the Money Market Fund invests in (see Prospectus, page 32), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else don't meet the requirements for "First Tier Securities" (see Prospectus, page 33).

When market conditions warrant, the equity funds can invest directly in debt securities similar to those in the first segment of the Bond Plus Fund (see Prospectus page 8). The equity funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

Equity-type investments of the Fixed Income Funds. The fixed income funds can invest in debentures with detachable warrants and common stock received upon exercise of such warrants, upon conversion of convertible debentures, or otherwise in exchange for securities already held by a fund.


Borrowing. If a fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a fund to special risks, including greater fluctuations in net asset value in response to market changes.

Federally Taxable Securities. Under normal conditions, the Tax-Exempt Bond Fund intends to invest only in federally tax-exempt securities. However, we may invest in securities that are federally taxable on a temporary basis. In that case, the investments would be limited to securities that we determine to be high quality, such as those issued or guaranteed by the U.S. Government.

Illiquid Securities. Each fund can invest up to 15 percent of its assets (10 percent for the Money Market Fund) in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

Lower-Quality Municipal Securities. Because the market for certain municipal securities is thin, we may encounter difficulties in disposing of lower-quality securities. At our option, we may pursue litigation or other remedies in order to protect the fund's interests.

Municipal Market Disruption Risk. The value of municipal securities may be adversely affected by legal uncertainties regarding legislative proposals involving the taxation of municipal securities or rights of securities holders in the event of bankruptcy. From time to time, these uncertainties may affect the municipal securities market or certain parts thereof, having a significant impact on the prices of securities in the Tax-Exempt Bond Fund.

Preferred Stock. The funds can invest in preferred stock consistent with their investment objectives.

Options and Futures. Each of the funds may engage in options and futures strategies to the extent permitted by the SEC and Commodity Futures Trading Commission ("CFTC"). We do not intend for any fund to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.

Although the Managed Allocation Fund cannot directly invest in options and futures, it may, through investments in other funds, indirectly make such investments.

Option-related activities could include: (1) selling of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

A fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the fund, the fund will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.


A fund may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the fund, the fund would realize a profit or loss on the transaction.


In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a fund's portfolio of securities. To the extent that a fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before a fund deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

To the extent permitted by applicable regulatory authorities, each fund may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract -- assuming a "long" position -- a fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract -- assuming a "short" position -- it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a fund usually will be liquidated in this manner, a fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of each fund with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, a fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.


Unlike the purchase or sale of a security, no price is paid or received by a fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5 percent of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the fund may elect to close the position by taking an opposite position which will operate to terminate the fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain.


There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. Each fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of each fund's portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where a fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of a fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Teachers Advisors, Inc. ("Advisors"), the investment advisor for TIAA-CREF Mutual Funds, still may not result in a successful hedging transaction over a very short time period.

Each fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that a fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5 percent of the liquidation value of the fund's portfolio, after-taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5 percent).

Options and futures transactions may increase a fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

Investment Companies. Each fund other than the Managed Allocation Fund can invest up to 5 percent of its assets in any single investment company and up to 10 percent of its assets in all other investment companies in the aggregate. However, no fund other than the Managed Allocation Fund can hold more than 3 percent of the total outstanding voting stock of any single investment company. The Managed Allocation Fund, however, can invest all of its assets in the securities of the other funds that are part of the TIAA-CREF Mutual Funds.

Firm Commitment Agreements and Purchase of "When-Issued" Securities. Each fund can enter into firm commitment agreements for the purchase of securities on a specified future date. When a fund enters into a firm commitment agreement, liability for the purchase price -- and the rights and risks of ownership of the securities -- accrues to the fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the fund is obligated to purchase such securities, it will be required to segregate assets. See below, "Segregated Accounts."


Lending of Securities. Subject to investment restrictions 7(a) and 8 on page 2 (relating to loans of portfolio securities), each fund may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a fund will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102 percent of the current market value of the loaned securities, or such lesser percentage as may be permitted by the Securities and Exchange Commission (SEC) (not to fall below 100 percent of the market value of the loaned securities), as reviewed daily. By lending its securities, a fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the fund by the borrower of the securities. Such loans will be terminable by the fund at any time and will not be made to affiliates of TIAA. The fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The fund may pay reasonable fees to persons unaffiliated with the fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.


Repurchase Agreements. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the fund's seller to deposit with the fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each fund will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United

States Government or its agencies or instrumentalities, in which the fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the fund entering into the agreement would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the fund; in such event the fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

For the Tax-Exempt Bond Fund, income earned during the term of a repurchase agreement may not be tax-exempt.

Swap Transactions. Each fund may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, a fund may be able to protect the value of a portion of its portfolio against declines in market value. Each fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. A fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the fund. However, there can be no assurance that the return a fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While a fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that a fund will succeed when pursuing its contractual remedies. To minimize a fund's exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the fund's custodian. To the extent a fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See the Prospectus for more information.

To the extent that there is an imperfect correlation between the return a fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. No fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any fund to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the fund.

Segregated Accounts. In connection with when-issued securities, firm commitment agreements, and certain other transactions in which a fund incurs an obligation to make payments in the future, a fund may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, United States Government securities or other securities as may be permitted by law.


DEBT INSTRUMENTS GENERALLY

A debt instrument held by a fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments in a fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Ratings as Investment Criteria. Nationally recognized statistical rating organization (NRSRO) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as initial criteria for the selection of portfolio securities on behalf of the funds, Advisors also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Although neither event will require the sale of the securities by a fund, other than the Money Market Fund, Advisors will consider the event in its determination of whether the fund should continue to hold the securities. In the event the rating of a security held by the Money Market Fund falls below the minimum acceptable rating or the issuer of the security defaults, the Money Market Fund will dispose of the security as soon as practicable, unless the Board of Trustees determines that disposal of the security would not be in the best interests of the Money Market Fund. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

Certain Investment Grade Debt Securities. Although securities rated BB by Standard & Poor's Corporation ("S&P" or "Standard & Poor's") or Baa by Moody's Investors Service, Inc. ("Moody's") are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that have speculative characteristics.


U.S. Government Debt Securities. Each of the funds may invest in U.S. Government securities. These include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the fund.


Custody Receipts. Each of the funds may also acquire U.S. Government securities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. For certain securities law purposes, custody receipts are not considered U.S. Government securities.


Lower-Rated, Lower Quality Debt Instruments. Up to 100 percent of the assets of the High- Yield Bond Fund; 20 percent of the assets of the Tax-Exempt Bond Fund, 15 percent of the assets of the Short-Term Bond Fund; 25 percent of the assets of the Bond Plus Fund; and 5 percent of the assets of the International Equity Fund, Growth Equity Fund, Social Choice Equity Fund, and the Equity Index Fund may be invested in debt instruments that are unrated or are rated lower than the four highest rating categories assigned by Moody's or Standard & Poor's. Up to 10 percent of the total assets of the High-Yield Bond Fund may be invested in debt instruments that are rated Ca or lower. Furthermore, debt instruments that are rated in the four highest categories assigned by Moody's or Standard & Poor's (i.e., investment grade debt instruments), and especially those which are unrated or are rated lower than the four highest categories by such rating organizations may, after purchase by a fund, have their ratings lowered due to the deterioration of the issuer's financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.


Risks of Lower-Rated, Lower Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody's or BB or lower by Standard & Poor's) are considered, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities and Advisors' success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the fund's net asset value. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

Lower-rated securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as a part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower-rated securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from a fund. If a call were exercised by the issuer during a period of declining interest rates, the fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the fund.

A fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in a lower-rated securities, there is no established retail secondary market for many of these securities, and TIAA-CREF Mutual Funds anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for TIAA-CREF Mutual Funds to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) TIAA-CREF Mutual Fund's Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

The market for lower-rated securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

The Funds, other than the Money Market Fund, may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. These funds also may acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. TIAA-CREF Mutual Funds has no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues.

Zero Coupon Bonds. The funds may invest in zero coupon bonds. Zero coupon bonds generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these funds will receive no payments on its zero coupon bonds prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the fund otherwise would not have done so. To the extent the funds are required to liquidate thinly traded securities, they may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by the funds to pay distributions, each of the funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

Floating and Variable Rate Instruments. The funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality, redemption provisions and maturity.

Structured or Indexed Securities. The Bond Plus Fund, Short-Term Bond Fund, High- Yield Bond Fund, and Tax-Exempt Bond Fund (collectively, the "Bond Funds") may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the fund's investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities because a fund bears the risk of the Reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES


Mortgage-Backed and Asset-Backed Securities Generally. The Bond Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable rate mortgage-related securities and collateralized mortgage obligations. These are described below. The Bond Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.


Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government-related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers.

The average maturity of pass-through pools of mortgage-related securities in which certain of the funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage-related securities may be classified as private, government or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private, government or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. Advisors assesses new types of mortgage-related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage security. The occurrence of mortgage prepayments is a function of several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. A fund's ability to maintain positions in such securities is affected by the reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed or asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity, although such other income-bearing securities may have a comparable risk of capital depreciation during periods of rising interest rates.

Because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. Revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.


Government Stripped Mortgage-Related Securities. The Bond Funds may invest in government stripped mortgage-related securities. These securities represent beneficial ownership interests in either period principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), or the Federal National Mortgage Association ("FNMA"). The certificates underlying the government stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans.


Investing in government stripped mortgage-related securities involves all of the risks of investing in mortgage-backed securities and U.S. Government securities generally. In addition, the yields on these instruments are extremely sensitive to the prepayment experience of the mortgage loans making up the pool underlying the certificates. If a decline in the level of prevailing current interest rates results in a rate of principal prepayments that is higher than anticipated when the certificate was created, then distributions of principal will accelerate thereby reducing the yield to maturity of interest-only securities from that certificate and increasing the yield to maturity of principal-only securities from that certificate. Sufficiently high prepayment rates could result in a fund not recovering its investment in interest-only securities. Where a certificate represents only a part of the beneficial interest in a pool, the sensitivity of an interest-only security of that certificate to interest rate fluctuations, may be greater than of other interest-only securities derived from other certificates supported by the same underlying pool because of the particular character of the principal portion of the pool that the certificate represents.

Government stripped mortgage-related securities are currently traded over the counter in a market maintained by several investment banking firms. No one can be certain that a fund will be able to purchase or sell a government stripped mortgage-related security at any time in the future. The funds only purchase such securities if a secondary market exists for the securities at the time of purchase.


Adjustable Rate Mortgage-Related Securities. The Bond Funds may invest in adjustable rate mortgage-related securities. Adjustable rate mortgage-related securities ("ARMs") have interest rates that reset at periodic intervals. Acquiring ARMs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which certificates are based. Such certificates generally have higher current yield and lower price fluctuations than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than that at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed-income securities and less like adjustable rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.


Collateralized Mortgage Obligations. The Bond Funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-backed securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over other classes with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMO in which a fund invests, the investment is subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.


Asset-Backed and Receivable-Backed Securities. The Bond Funds may invest in asset- backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including those backed by home equity loans, manufacturing loans, credit card receivables and Certificates for Automobile Receivables ("CARs"). Consistent with each of these Funds' investment objective and policies, these Funds may also invest in other types of asset-backed and receivable-backed securities.


Mortgage Rolls. The Bond Funds may enter into mortgage "rolls" in which a fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage rolls. The fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors' ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed.


For financial reporting and tax purposes, each of these funds proposes to treat mortgage rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The funds do not currently intend to enter into mortgage rolls that are accounted for as a financing.

RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS


Advisors is responsible for determining the value and liquidity of investments held by each fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Money Market Fund will not purchase or otherwise acquire any investment, if as a result, more than 10 percent of its net assets (taken at current value) would be invested in illiquid investments. The other Funds will each not purchase or otherwise acquire any investment, if as a result, more than 15 percent of their net assets (taken at current value) would be invested in illiquid investments.


Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act") or is exempt from registration under the 1933 Act.

The Funds may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the TIAA-CREF's Board of Trustees, or by Advisors under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund's holdings of those securities may become illiquid. Purchases by these funds of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act also may be liquid even though they are restricted for sale in the United States.

MUNICIPAL SECURITIES.


The Tax-Exempt Bond Fund invests in "municipal securities". The term "municipal securities" as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi state agencies or authorities, the interest from which debt obligations is, in the opinion of the issuer's counsel, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Municipal securities generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal securities if, in the opinion of the issuer's counsel, the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes. Interest on certain "private activity" bonds is subject to the federal alternative minimum tax. Interest from private activity bonds will be considered tax-exempt for purposes of the Tax-Exempt Bond Fund's policy of investing so that at least 80 percent of its income distributions is exempt from federal income tax. Interest from private activity bonds is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Opinions relating to the validity of municipal securities and to the exemption of interest on them from federal income taxes are rendered by bond counsel for each issuer at the time of issue. These opinions are generally based on covenants by the issuers or others regarding continuing compliance with the federal tax laws. In the event that the issuer fails to comply, the interest distributions to shareholders may retroactively become federally taxable. Neither TIAA-CREF Mutual Funds nor Advisors will review the proceedings relating to the issuance of municipal securities or the basis for opinions of issuer's counsel.


Municipal securities may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Even though municipal securities are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of municipal securities with longer remaining maturities typically fluctuate more than those of similarly rated municipal securities with shorter remaining maturities. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, municipal securities, as well as the tax-exempt nature of interest paid on those securities. Neither TIAA-CREF Mutual Funds nor Advisors can predict with certainty the effect of recent tax law changes upon the municipal obligation market, including the availability of instruments for investment by a Fund. In addition, neither TIAA-CREF Mutual Funds nor Advisors can predict whether additional legislation adversely affecting the municipal obligation market will be enacted in the future. Advisors monitors legislative developments and considers whether changes in the objective or policies of a fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of municipal securities for investment by the Tax-Exempt Bond Fund so as to affect the fund's shareholders adversely, TIAA-CREF Mutual Funds will reevaluate the fund's investment objective and policies and might submit possible changes in the fund's structure to the fund's shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable for federal income tax purposes, TIAA-CREF Mutual Funds would treat the security as a permissible taxable money market instrument for the fund within the applicable limits set forth in the Prospectus.

Municipal Insurance. The Tax-Exempt Bond Fund may invest its assets in municipal bonds whose principal and interest payments are guaranteed by a private insurance company. This insurance may be (1) purchased by the bond issuer at the time of issuance; (2) purchased by TIAA-CREF to guarantee specific bonds only while held by the fund; or (3) purchased by an investor after the bond has been issued to guarantee the bond until its maturity date.

Municipal Leases. Municipal leases are municipal securities that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes and state income taxes within the state of issuance. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily backed by the municipality's agreement to make the payments due under the lease obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal securities. These securities frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other municipal securities. Some municipal lease obligations may be, and could become, illiquid. Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult.

Municipal lease obligations may be deemed to be illiquid as determined by or in accordance with methods adopted by the Board of Trustees. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market;
(4) the nature of the marketplace trades; and (5) the likelihood that the obligation will remain marketable based on the credit quality of the municipality or relevant obligor.

Municipal leases will be considered illiquid securities unless the Board of Trustees determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by Advisors to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if Advisors determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Municipal leases can be both rated and unrated. Rated leases that may be held by a fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A fund may acquire unrated issues that Advisors deems to be comparable in quality to rated issues in which a fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board of Trustees.

To limit the risks associated with municipal leases, the Tax-Exempt Bond Fund will invest no more than 15 percent of its assets in such leases. In addition, a fund will purchase lease obligations that contain non-appropriation clauses when the lease payments will commence amortization of principal at an early date resulting in an average life of five years or less for the lease obligation.

Floating and Variable Rate Demand Instruments. Floating and variable rate demand bonds and notes are municipal securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are securities that permit a fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the fund, as lender, and the borrower. These securities have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements generally will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the right to demand payment on them will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a fund will meet the quality criteria established by Advisors for the purchase of municipal securities. Advisors considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand securities in the relevant fund's portfolio.

Participation Interests. A participation interest in a municipal security gives the purchaser an undivided interest in the municipal obligation in the proportion that the fund's participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. The Tax-Exempt Bond Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the fund's participation interest in the municipal obligation, plus accrued interest. The fund intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, or to maintain or improve the quality of its investment portfolio. The Tax-Exempt Bond Fund will invest no more than 5 percent of the value of its assets in participation interests.

Municipal Obligation Components. The interest payments on municipal securities can be divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the Auction Component. The components can be purchased separately. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation having similar credit quality, redemption provisions and maturity.

Municipal Custody Receipts. The Tax-Exempt Bond Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custody account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the securities. Custody receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custody receipt a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custody account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

CURRENCY TRANSACTIONS AND FOREIGN INVESTMENTS

Currency Transactions. The value of a fund's assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the fund may engage in foreign currency transactions in connection with their investments in foreign securities. The funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain which might result should the value of such currency increase.

The funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.


There is no express limitation on the percentage of a fund's assets that may be committed to foreign currency exchange contracts. A fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that fund would be obligated to deliver an amount of foreign currency in excess of the value of that fund's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that the fund's investment adviser believes will correlate closely to the currency's price movements. The funds generally will not enter into forward contracts with terms longer than one year.

Foreign Investments As described more fully in the Prospectus, certain funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country-or region-specific risks and other considerations that may affect these investments.

Investment in Europe. The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 450 million consumers, a market larger than either the United States or Japan. European business compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated aimed at understanding and benefitting from the "new" Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.

The European Union. The European Union ("EU") consists of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the "EU Nations"), with a total population exceeding 370 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro and micro-economic adjustments already in train are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The establishment of the eleven country European Monetary Union, a subset of the European Union countries, with its own central bank, the European Central Bank; and its own currency, the Euro; and a single interest rate structure represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

Investment in the Pacific Basin. The economies of the Pacific Basin vary widely in their stages of economic development. Some (such as Japan, Australia, Singapore, and Hong Kong) are considered advanced by Western standards; others (such as Thailand, Indonesia, and Malaysia are considered "emerging" -- rapidly shifting from natural resource and agriculture based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China's economy and polity continues to be an important influence on economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but recent economic turmoil among the emerging economies, and unmitigated recessionary impulses in Japan in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.


Investment in Canada. Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the United States. The U.S., Canada, and Mexico have established the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. Uncertainty regarding the longer-run political structure of Canada is an added risk to investors, along with highly volatile commodity prices.


Investment in Latin America. Latin America (including Mexico and Central America) has a population of approximately 455 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through the NAFTA agreement, between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member.

Restrictions on international capital flows, intermittent problems with capital flight, and some potential difficulties in the repayment of external debt, however, remain important concerns in the region -- exacerbating the risks in these equity markets. As a result Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization, and fiscal and monetary reform have met with some success with gains in output growth, and slowing rates of inflation. These efforts may result in attractive investment opportunities. However, recent events have shown that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.

Other Regions There are developments in other regions and countries around the world which could lead to additional investment opportunities. We will monitor these developments and may invest when appropriate.

Depository Receipts. The equity funds can invest in American, European and Global Depository Receipts (ADRs, EDRs and GDRs). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they don't eliminate all the risks of foreign investing.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

Corporate Actions. Each fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the fund's portfolio.

Industry Concentrations. Because of its investment objective and policies, the Managed Allocation Fund will concentrate more than 25 percent of its assets in the mutual fund industry. However, none of the funds in which the Managed Allocation Fund can invest will concentrate more than 25 percent of its total assets in any one industry.

----------------------------------------
MANAGEMENT OF THE TIAA-CREF MUTUAL FUNDS
----------------------------------------

TRUSTEES AND OFFICERS OF THE TIAA-CREF MUTUAL FUNDS

Trustees who are "interested persons" within the definition set forth in the Investment Company Act of 1940, as amended, are indicated by an asterisk (*).


Trustees                                          Age                Principal Occupations During Past 5 Years
-------                                           ---                -----------------------------------------
Robert H. Atwell (1)                              69                 President Emeritus, American Counsel on
447 Bird Key Drive                                                   Education and senior consultant for A.T.
Sarasota, FL 34236                                                   Kearney, since November 1996.
                                                                     Previously, President, American Counsel
                                                                     on Education.

Elizabeth E. Bailey (1)                           61                 John C. Hower Professor of Public Policy and
Management,                                                          Management, The Wharton School of the
The Wharton School                                                   University of Pennsylvania.
University of Pennsylvania
Suite 3100
Steinberg-Dietrich Hall
Philadelphia, PA 19104-6372

John H. Biggs* (3)                                63                 Chairman, Chief Executive Officer, and President,
CREF and                                                             CREF and TIAA, since 1997. Previously, Chairman and Chief
TIAA-CREF                                                            Executive Officer, CREF and TIAA.
Executive
730 Third Avenue
New York, NY 10017

Joyce A. Fecske (1)                               53                 Vice President Emerita, DePaul University, since 1994.
4800 South Karlov Avenue
Chicago, IL 60632

Edes P. Gilbert                                   68                 Consultant, Independent Education
Independent Education Services                                       Services, since 1998. Formerly, Head,
49 East 78th Street                                                  The Spence School.
New York, NY 10021

Stuart Tse Kong Ho (3)                            64                 Chairman and President, Capital Investment of Hawaii, Inc.;
Capital Investment of Hawaii, Inc.                                   Chairman, Gannett Pacific Corporation.
Suite 1700
733 Bishop Street
Honolulu, HI 96813

Nancy L. Jacob (2)                                57                 President and Managing Principal, Windermere
Windermere Investment Associates                                     Investment Associates, since January 1997. Previously
121 S.W. Morrison Street                                             Chairman and Chief Executive Officer, CTC Consulting,
Portland, OR 97204                                                   Inc. and Managing Director, Capital Trust Company.

Marjorie Fine Knowles (2)                         60                 Professor of Law, Georgia State University College of Law.
College of Law
Georgia State University
University Plaza
Atlanta, GA 30303-3092


Trustees                                         Age                 Principal Occupations During Past 5 Years
-------                                           ---                -----------------------------------------
Martin L. Leibowitz* (3)                          63                 Vice Chairman and Chief Investment Officer, CREF and TIAA,
TIAA-CREF                                                            since 1995. President, TIAA-CREF Investment Management, Inc.
730 Third Avenue                                                     (Investment Management), and President, Teachers Advisors, Inc.
New York, NY 10017                                                   (Advisors). Executive Vice President, CREF and TIAA from
                                                                     June 1995 to November 1995. Formerly, managing director-
                                                                     director of research and a member of the executive committee,
                                                                     Salomon Brothers, Inc.

Bevis Longstreth* (3)                             66                 Of Counsel, Debevoise & Plimpton, since 1998. Formerly,
Debevoise & Plimpton                                                 Partner, Debevoise & Plimpton. Adjunct Professor of Law,
875 Third Avenue                                                     Columbia University.
New York, NY 10022

Robert M. Lovell, Jr. (2)                         69                 Founding Partner, First Quadrant L.P. Formerly, Chairman and
First Quadrant L.P.                                                  Chief Executive Officer, First Quadrant Corp. (Investment
100 Campus Drive                                                     Management Firm).
P.O. Box 939
Florham Park, NJ 07932

Stephen A. Ross (2)                               56                 Franco Modigliani Professor of Finance and Management,
Sloan School of Management                                           Sloan School of Management, Massachusetts Institute of
Massachusetts Institute of Technology                                Technology, since 1998. Co-Chairman, Roll & Ross Asset
77 Massachusetts Avenue                                              Management Corp. Formerly, Sterling Professor of
Cambridge, MA 02139                                                  Economics and Finance, Yale School of Management.

Eugene C. Sit (3)                                 61                 Chairman, Chief Executive and Chief Investment Executive
Sit Investment Associates, Inc.                                      Officer, Sit Investment Associates, Inc. and Sit/Kim
4600 Norwest Center                                                  International Investment Associates, Inc.
90 South Seventh Street
Minneapolis, MN 55402

Maceo K. Sloan (2)                                50                 Chairman, President, and Chief Executive Officer, Sloan
NCM Capital Management Group, Inc.                                   Financial Group, Inc., and NCM Capital Management Group, Inc.
Suite 400
103 West Main Street
Durham, NC 27701-3638

David K. Storrs (2)                               54                 President and Chief Executive Officer, Alternative Investment
Alternative Investment Group, LLC                                    Group, L.L.C., since August 1996. Adviser to the President, The
65 South Gate Lane                                                   Common Fund, since January 1996. Formerly, President and
Southport, CT 06490                                                  Chief Executive Officer, The Common Fund.

Robert W. Vishny (2)                              40                 Eric J. Gleacher Professor of Finance, University of Chicago
Graduate School of Business                                          Graduate School of Business. Founding Partner, LSV Asset
University of Chicago                                                Management.
1101 East 58th Street
Chicago, IL 60637

----------

(1) Member of the Executive Committee. The Executive Committee has authority to act during intervals between board meetings.


(2) Member of the Finance Committee. The Finance Committee oversees the investments of the TIAA-CREF Mutual Funds.

(3)  Member of the Executive and Finance Committees.


                                                    Position with
Officers*                             Age            Registrant              Principal Occupation(s) During Past 5 Years
---------                             ---           -------------            ------------------------------------
Martin E. Galt, III                   58             President               President, Investment Products, TIAA and CREF,
                                                                             since January 2000. Previously, Executive Vice
                                                                             President, Bank of America since 1997. Previously,
                                                                             Chairman, President and Chief Executive Officer,
                                                                             Boatmen's Trust Company.

Scott C. Evans                        40             Executive               Executive Vice President, TIAA and CREF,
                                                     Vice President          Advisors and Investment Management since
                                                                             September 1997. Previously, Managing Director,
                                                                             TIAA, CREF, Advisors and Investment Management
                                                                             from March 1997 to September 1997. Previously,
                                                                             Second Vice President, TIAA and CREF, Advisors and
                                                                             Investment Management.

Richard L. Gibbs                      53             Executive               Executive Vice President, TIAA and CREF,
                                                     Vice President          since March 1993. Executive Vice President,
                                                                             Advisors, Investment Management, TPIS and
                                                                             TIAA-CREF Individual & Institutional Services, Inc.
                                                                             ("Services").

E. Laverne Jones                      51             Secretary               Vice President and Corporate Secretary,
                                                                             TIAA and CREF, since August 1998. Previously,
                                                                             Senior Counsel, TIAA and CREF.

Richard J. Adamski                    58             Vice President          Vice President and Treasurer, TIAA and CREF,
                                                     and Treasurer           Investment Management, Advisors, TPIS
                                                                             and Services.


----------
* The address for all Officers of the TIAA-CREF Mutual Funds is 730 Third Avenue, New York, NY 10017-3206

TRUSTEE COMPENSATION

The following table shows the compensation received from the Funds and the TIAA-CREF fund complex for each non-officer Trustee for the year ended December 31, 1999. The Funds' officers receive no compensation from any fund in the TIAA-CREF Fund complex. The TIAA-CREF complex consists of: College Retirement Equities Fund, ("CREF"), TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Mutual Funds, each a registered investment company.

TIAA-CREF Mutual Funds has a long-term performance deferred compensation plan for non-employee trustees. Under this unfunded plan, annual contributions equal to half the amount of the basic annual trustee stipend are allocated to notional CREF and TIAA annuity accounts chosen by the individual trustee. Benefits will be paid after the trustee leaves the board in a lump sum or in annual installments over 5 to 20 years, as requested by the trustee. Pursuant to a separate deferred compensation plan, non-employee trustees also have the option to defer payment of their basic stipend, additional stipends, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5 to 20 years, as requested by the trustee, after the trustee leaves the board.


                                                                                Long Term Performance
                                                          Aggregate             Deferred Compensation          Total Compensation
                                                        Compensation                Contribution                 from TIAA-CREF
Name                                                    from the Fund          As Part of Expenses(1)                complex
-----                                                   ------------            --------------------            ----------------
Robert H. Atwell .................................          $489                        $113                         $56,500
Elizabeth E. Bailey ..............................          $507                        $113                         $59,500
Gary P. Brinson ..................................          $ 53                        $ 11                         $ 7,750
Joyce A. Fecske ..................................          $439                        $113                         $50,500
Edes P. Gilbert ..................................          $549                        $113                         $64,000
Stuart Tse Kong Ho ...............................          $362                        $113                         $41,500
Nancy L. Jacob ...................................          $410                        $113                         $47,500
Marjorie Fine Knowles ............................          $393                        $113                         $44,500
Jay O. Light .....................................          $287                        $113                         $34,000
Bevis Longstreth .................................          $410                        $113                         $46,000
Robert M. Lovell, Jr. ............................          $381                        $113                         $47,500
Stephen A. Ross ..................................          $389                        $113                         $44,500
Eugene C. Sit ....................................          $475                        $113                         $55,000
Maceo K. Sloan ...................................          $395                        $113                         $46,000
David K. Storrs ..................................          $397                        $113                         $46,000
Robert W. Vishny .................................          $440                        $113                         $50,500

----------
(1) This compensation, or a portion of it, was not actually paid based on the trustee's election to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees.

-------------------------------
PRINCIPAL HOLDERS OF SECURITIES
-------------------------------


TIAA, as the contributor of the initial capital for each of the funds, owned the following percentages of the shares of the following funds as of March 13, 2000:


International Equity            17%
Tax-Exempt Bond                100%
Bond Plus                       13%
Equity Index                   100%
Short-Term Bond                100%
Social Choice                  100%
High-Yield Bond                100%


--------------------------------------
INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------

As explained in the Prospectus, investment advisory and related services for each of the funds are provided by personnel of Teachers Advisors, Inc. (Advisors). Advisors manages the investment and reinvestment of the assets of each fund, subject to the direction and control of the Finance Committee of the Board of Trustees. As the prospectus describes, Advisors has agreed to waive a portion of its fee for managing each fund.


Personal Trading Policy. Personnel of Teachers Advisors and members of their households are limited in trading for their own accounts pursuant to the TIAA-CREF Mutual Funds' Personal Trading Policy (the "Policy"). Some transactions they make must be reported and approved, and they must send duplicates of all confirmation statements and other account reports to a special compliance unit for review. The Policy can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Policy is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the Policy may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Advisory Fees. Advisory fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectus. During 1997, 1998 and 1999, the total dollar amounts of expenses for each Fund, before and after the waiver, attributable to advisory fees were as follows (there are no investment advisory fees payable for the Managed Allocation Account):

                                          Gross                              Waived                              Net
                            ----------------------------------   --------------------------------   --------------------------------
                              1997         1998         1999       1997       1998         1999       1997       1998         1999
International Equity Fund   $215,768   $  784,003   $1,538,309   $108,974   $395,961   $  776,924   $106,794   $388,042   $  761,385
Growth Equity Fund          $229,041   $1,511,154   $4,467,978   $120,548   $795,344   $2,351,567   $108,493   $715,810   $2,116,411
Growth & Income Fund        $222,604   $1,302,642   $3,588,335   $119,679   $700,345   $1,929,212   $102,925   $602,297   $1,659,123
Bond Plus Fund              $190,656   $  836,888   $1,526,959   $119,160   $523,055   $  954,349   $ 71,496   $313,833   $  572,610
Money Market Fund           $191,153   $1,044,565   $2,461,787   $120,983   $661,117   $1,558,093   $ 70,170   $383,448   $  903,694


Pursuant to the terms of a contract with Advisors, State Street Bank, 225 Franklin Street, Boston, MA 02209 acts as custodian for the TIAA-CREF Mutual Funds. Advisors has agreed to pay State Street for these services.

Ernst & Young, LLP, 787 7th Avenue, New York, NY 10019, serves as independent auditors of the TIAA-CREF Mutual Funds.

Advisors has retained State Street Bank & Trust Company ("State Street") to provide the funds with certain administrative services, including preparation of each fund's financial information and various other administrative services. State Street also acts as the transfer and dividend paying agent for the funds. Advisors, not the TIAA-CREF Mutual Funds, has agreed to pay State Street a fee for such services.

Teachers Insurance and Annuity Association of America (TIAA), an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors and of Teachers Personal Investors Services, Inc., the principal underwriter for the TIAA-CREF Mutual Funds. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, Inc. ("Services") and TIAA-CREF Investment Management, LLC ("Investment Management"). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to the College Retirement Equities Fund, a companion organization to TIAA. All of the foregoing are affiliates of the TIAA-CREF Mutual Funds and Advisors.

-----------------------------------------------
ABOUT THE TIAA-CREF MUTUAL FUNDS AND THE SHARES
-----------------------------------------------

As a Delaware business trust, the TIAA-CREF Mutual Funds' operations are governed by its Declaration of Trust dated January 13, 1997, as amended (the Declaration). A copy of the TIAA-CREF Mutual Funds' Certificate of Trust, dated January 15, 1997, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares of beneficial interest in the TIAA-CREF Mutual Funds each shareholder agrees to be bound by the Declaration, as amended from time to time.

INDEMNIFICATION OF SHAREHOLDERS

Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (DBTA) provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The TIAA-CREF Mutual Funds' Declaration expressly provides that the TIAA-CREF Mutual Funds has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as the TIAA-CREF Mutual Funds, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the TIAA-CREF Mutual Funds' shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the TIAA-CREF Mutual Funds and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the TIAA-CREF Mutual Funds or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the TIAA-CREF Mutual Funds or any series of the TIAA-CREF Mutual Funds, and (iii) provides that the TIAA-CREF Mutual Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the TIAA-CREF Mutual Funds and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the TIAA-CREF Mutual Funds itself would be unable to meet its obligations. In the light of DBTA, the nature of the TIAA-CREF Mutual Funds' business, and the nature of its assets, the risk of personal liability to a TIAA-CREF Mutual Funds shareholder is remote.

INDEMNIFICATION OF TRUSTEES

The Declaration further provides that the TIAA-CREF Mutual Funds shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the TIAA-CREF Mutual Funds. The Declaration does not authorize the TIAA-CREF Mutual Funds to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

LIMITATION OF FUND LIABILITY

All persons dealing with an investment fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a fund or the TIAA-CREF Mutual Fund. No investment fund is liable for the obligations of any other investment fund. Since the funds use a combined Prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the Prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined Prospectus.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

Under the Declaration, the TIAA-CREF Mutual Funds are not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the TIAA-CREF Mutual Funds will hold shareholders' meetings unless required by law or the Declaration. The TIAA-CREF Mutual Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the TIAA-CREF Mutual Funds.

Shares of the TIAA-CREF Mutual Funds do not entitle their holders to cumulative voting rights, so that the holders of more than 50 percent of the net asset value represented by the outstanding shares of the TIAA-CREF Mutual Funds may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable fund).

ADDITIONAL PORTFOLIOS


Pursuant to the Declaration, the Trustees may establish additional investment portfolios (technically "series" of shares) in the TIAA-CREF Mutual Funds. As authorized, in February 2000 the Trustees established five additional investment portfolios: the Equity Index Fund, the Social Choice Equity Fund, the Short-Term Bond Fund, the High-Yield Bond Fund and the Tax-Exempt Bond Fund. Furthermore, the Trustees may establish additional funds in the future. The establishment of additional investment funds would not affect the interests of current shareholders in the existing eleven funds.

DIVIDENDS AND DISTRIBUTIONS

Each share of a fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the TIAA-CREF Mutual Funds as a whole or any individual investment fund, shareholders of the affected fund are entitled to receive their proportionate share of the assets which are attributable to their shares and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable.

-----------------
PRICING OF SHARES
-----------------

The assets of the funds are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m.) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund's net asset value is calculated.

FOREIGN INVESTMENTS

Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a fund's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole.

DEBT SECURITIES


Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service, except when we believe the prices don't accurately reflect the security's fair value.

Values for money market instruments (other than those in the Money Market Fund) with maturities of sixty days or less are valued at amortized cost, which approximates fair value. Values for money market instruments (other than those in the Money Market Fund) with maturities of more than sixty days are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

All debt securities may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees.



SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund which uses available market quotations to value all of its securities.


The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Funds' investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of 1 percent from $1.00 per share. In the event such deviation should exceed 1/2 of 1 percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity;
(2) shortening the average
maturity of the fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

OPTIONS AND FUTURES

Portfolio investments underlying options are valued as described above. Stock options written by a fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a fund's net assets will be increased or decreased by the difference between the premiums received on written options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.


For example, when a fund writes a call option, the amount of the premium is included in the fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.


A premium paid on the purchase of a put will be deducted from a fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS
ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value, as determined in good faith under the direction of the Trustees.

----------
TAX STATUS
----------

The following is a brief summary of some of the principal U.S. federal income, and certain state and local, tax considerations pertaining to investments in the funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax exempt entities. Each prospective shareholder is urged to consult his or her own tax adviser with respect to specific federal, state, local and foreign tax consequences of investing in the funds. This summary is based on the laws in effect on the date of this SAI, which are subject to change.

Although the TIAA-CREF Mutual Funds is organized as a Delaware business trust, neither the TIAA-CREF Mutual Funds nor the funds will be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each fund qualifies as a regulated investment company for federal income tax purposes and satisfies certain income source requirements of Delaware law. If each fund so qualifies and distributes all of its income and capital gains, it will also be exempt from applicable New York State taxes and the New York City general corporation tax, except for small minimum taxes.


Each existing fund qualifies as a "regulated investment company" ("RIC") under Subchapter M of the Code. In general, to qualify as a RIC: (a) at least 90 percent of the gross income of a fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities; (b) a fund must distribute to its shareholders 90 percent of its ordinary income and net short-term capital gains (undistributed net income may be subject to tax at the fund level); and (c) a fund must diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50 percent of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the fund's total assets and 10 percent of the outstanding voting securities of such issuer and (ii) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and engaged in the same, similar, or related trades or businesses. Each new fund intends to qualify as a RIC.


If, in any taxable year, a fund should not qualify as a RIC under the Code: (1) that fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) that fund's distributions to the extent made out of that fund's current or accumulated earnings and profits would be taxable to its shareholders

(other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the deduction for dividends received by corporations.

Each fund must declare and distribute dividends equal to at least 98 percent of its ordinary income (as of the twelve months ending December 31) and at least 98 percent of its capital gain net income (as of the twelve months ending October
31), in order to avoid a federal excise tax. Each fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to a fund's ordinary income and capital gains distributions are taxable as such to shareholders in the year in which they are received except dividends declared in October, November or December and paid in January, which dividends are treated as paid on the prior December 31.

A distribution of net capital gains reflects a fund's excess of net long-term capital gains over its net short-term capital losses. Each fund will designate income dividends and distributions of net capital gains and must notify shareholders of these designations within sixty days after the close of the fund's taxable year.


For federal income tax purposes, each fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At December 31, 1999, the Bond Plus Fund had approximately $4.5 million of capital loss carryforwards and the Money Market Fund had approximately $7 thousand of capital loss carryforwards, both of which will begin to expire in 2006. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.


Foreign currency gains and losses are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the fund will be increased; if the result is a loss, the income dividend paid by the fund will be decreased. Adjustments to reflect these gains and losses will be made throughout each fund's taxable year.

At the time of purchase, each fund's net asset value may reflect undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, each fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. If a shareholder held shares for six months or less and during that period received a distribution taxable to such shareholder as a long-term capital gain, any loss realized on the sale of such shares during the six-month period would be a long term loss to the extent of such distribution. Additionally, any loss realized on a sale or redemption of shares of any fund may be disallowed under the "wash sale" rules to the extent the shares sold or redeemed are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or redeemed.

The Tax-Exempt Bond Fund expects to qualify to pay "exempt-interest dividends" which may be treated by shareholders as items of interest that is exempt from regular federal income tax. (Distributions derived from net long-term capital gains of the Tax-Exempt Bond Fund will ordinarily be taxable to shareholders as long-term capital gains and any distributions derived from taxable interest income, net short-term capital gains, and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.) The recipient of exempt-interest dividends is required to report such income on his or her federal income tax return and interest on indebtedness incurred or continued to purchase or carry shares of the Tax-Exempt Bond Fund is not deductible. In addition, exempt-interest dividends will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable. Any losses realized by shareholders who dispose of shares of the Tax-Exempt Bond Fund with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

The Tax-Exempt Bond Fund may invest a portion of its assets in private activity bonds, the interest from which (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (AMT), both individual and corporate. Income from securities that are a preference item is included in the computation of the AMT and, in the case of corporations, all exempt-interest income, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for AMT. Shareholders who have not held shares of the Tax-Exempt Bond Fund for such fund's full taxable year may have designated as tax-exempt interest or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference income earned by the fund during the period of their investment.


A portion of the dividends to shareholders from the Tax-Exempt Bond Fund may be exempt from state and local taxes. Income from investments in the shareholder's state of residence is generally tax-exempt. The Tax-Exempt Bond Fund will direct the Transfer Agent to send shareholders a breakdown of income from each state in order to aid them in preparing tax returns.


For corporate investors, a portion of the dividends from net investment income paid by the Growth Equity Fund, Growth & Income Fund, Equity Index Fund and Social Choice Equity Fund will ordinarily qualify for the corporate dividends-received deduction. Eligible dividends are limited to those a fund receives from U.S. domestic corporations and, accordingly, it is not expected that a substantial portion of distributions made by other funds will qualify for the dividends-received deduction. Corporations seeking to claim the dividends received deduction must satisfy certain holding period requirements and debt financing restrictions. Capital gain dividends are not eligible for the dividends-received deduction for corporations.

Income received by any fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50 percent of the value of a fund's total assets at the close of its taxable year consists of securities issued by foreign corporations, the fund may file an election with the Internal Revenue Service to "pass through" to the fund's shareholders the amount of any foreign income taxes paid by the fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

Each shareholder will be notified within 60 days after the close of each taxable year of a fund if that fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not benefit from any such "pass through" of foreign tax deductions or credits.


The International Equity Fund, the Growth Equity Fund and the Growth & Income Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75 percent of its gross income is passive; or (2) an average of at least 50 percent of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to the extent that income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," that in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss). This will occur even if such income and gains are not distributed to the fund, and those amounts would be subject to the RIC distribution requirements described above. In most instances, it will be very difficult to make this election because of certain requirements thereof. In addition, another election may be available that would involve marking to market a fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized, although such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could, in limited circumstances, incur nondeductible interest charges. The funds may limit and/or manage their investments in PFICs to minimize their tax liability or maximize their return from these investments. A fund's intention to qualify annually as a RIC may limit a fund's election with respect to PFIC stock.


Each fund is required by federal law to withhold 31 percent of reportable payments (which may include income dividends, capital gains distributions, and share redemption proceeds) paid to shareholders who have not complied with IRS regulations. In order to avoid this back-up withholding requirement, a shareholder must certify to the fund on the application form or on a separate Internal Revenue Service W-9 Form, that the shareholder's social security number or taxpayer identification number is correct and that the shareholder is not currently subject to back-up withholding or is exempt from back-up withholding.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors. For example, each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on fund distributions treated as ordinary dividends. Shareholders who are not U.S. persons should consult their tax advisers regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the funds.

IRA accounts are subject to special tax treatment. Federal income tax earnings is deferred, and there are restrictions on the amounts that can be contributed each year. Investors in these accounts may also have to pay a penalty for withdrawals prior to age 59 1/2. Shareholders should consult their tax advisers for more information.

This discussion of the tax treatment of the funds and their distributions is based on the federal, Delaware and New York tax laws in effect as of the date of this SAI. Shareholders should consult their tax advisers to determine the tax treatment of an investment by him or her in any fund, including state and local taxes.

--------------------
BROKERAGE ALLOCATION
--------------------

Advisors is responsible for decisions to buy and sell securities for the funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of a fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, TIAA-CREF Investment Management, Inc. ("Investment Management"), another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.


Advisors will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. Advisors follows guidelines established by the Board for the placing of orders with the brokers providing such services. In 1999, the aggregate amount of brokerage commissions paid by the International Equity, Growth Equity and Growth & Income Funds as a result of such allocations was $123,000, $181,400, and $213,700, respectively.


Research or service obtained for one Fund may be used by Advisors in managing the other Funds. In such circumstances, the expenses incurred will be allocated equitably consistent with Advisors' fiduciary duty to the other Funds.

Research or services obtained for the TIAA-CREF Mutual Funds may be used by personnel of Advisors in managing other investment company accounts, or the CREF accounts for Investment Management. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the TIAA-CREF Mutual Funds.

The aggregate amount of brokerage commissions paid by the Funds during 1997 was as follows:

Fund                                Commissions
----                                -----------
Growth & Income                     $  8,614
International Equity                $229,055
Growth Equity                       $ 13,817

The aggregate amount of brokerage commissions paid by the Funds during 1998 was as follows:

Fund                                Commissions
----                                -----------
Growth & Income                      $203,003
International Equity                 $179,866
Growth Equity                        $191,941

The aggregate amount of brokerage commissions paid by the Funds during 1999 was as follows:

Fund                                Commissions
----                                -----------
Growth & Income                      $264,949
International Equity                 $480,885
Growth Equity                        $426,194


During 1999, certain of the Funds acquired securities of certain of the regular brokers or dealers or their parents. These entities and the value of a Fund's aggregate holdings in the securities of those entities on December 31, 1999 are set forth below:


Regular Broker or Dealer Based on Brokerage Commissions Paid:


Fund                                   Broker                                Parent                               Holdings (US$)
----                                   ------                                ------                                -------------
International Equity Fund              ABN-AMRO                              ABN-AMRO Holdings NV                       260,590
                                       CS First Boston                       Credit Suisse Group                        377,684
                                       Deutsche Bank Securities Inc.         Deutsche Bank AG                           266,575
                                       Nomura Securities                     Nomura Securities Co. Ltd.                 230,864
                                       Dresdner Bank                         Dresdner Bank AG                           157,750
                                       HSBC                                  HSBC Holdings PLC (UK)                     673,151
Growth Equity Fund                     Goldman Sachs                         Goldman Sachs Group Inc.                    47,093
                                       Knight Securities                     Knight/Trimark Group, Inc.                 128,800
                                       Jeffries                              Jeffries Group, Inc.                        15,400
Growth and Income Fund                 Morgan (JP) Securities Corp.          Morgan (J.P.) & Co., Inc.                  405,200
                                       Bear Stearns                          Bear Stearns Co., Inc.                      40,441
                                       Lehman Brothers                       Lehman Brothers Holdings, Inc.             237,125
                                       Merrill Lynch & Co., Inc.             Merrill Lynch & Co., Inc.                  601,200
                                       Morgan Stanley & Co., Inc.            Morgan Stanley, Dean Witter & Co., Inc.  3,708,074
                                       Paine Webber                          Paine Webber Group, Inc.                    58,218
                                       Charles Schwab                        Schwab (Charles), Inc.                     775,175

Regular Broker or Dealer based on entities acting as principal:


Fund                                   Broker                                Parent                               Holdings (US$)
----                                   ------                                ------                                -------------
International Equity Fund              CS First Boston                       Credit Suisse Group                        377,684
                                       ABN Amro                              ABN Amro Holdings NV                       260,590
                                       Deutsche Bank Securities Inc.         Deutsche Bank AG                           424,325
                                       Nomura Securities                     Nomura Securities Co., Ltd.                230,864
                                       UBS Securities                        UBS AG                                     392,406
Growth Equity Fund                     Goldman Sachs                         Goldman Sachs Group Inc.                    47,093
Growth and Income Fund                 Chase Manhattan Bank                  Chase Manhattan Corp.                    4,078,826
                                       Morgan (J.P.) Securities Corp.        Morgan (J.P.) & Co., Inc.                  405,200
                                       Bear Stearns                          Bear Stearns Co., Inc.                      40,441
                                       Lehman Brothers                       Lehman Brothers Holdings, Inc.             237,125
                                       Merrill Lynch                         Merrill Lynch & Co., Inc.                  601,200
                                       Morgan Stanley & Co., Inc.            Morgan Stanley, Dean Witter & Co., Inc.  3,708,074
                                       Paine Webber                          Paine Webber Group, Inc.                    $58218
                                       Charles Schwab                        Schwab (Charles) Inc.                      775,175
Bond Plus                              Morgan (J.P.) Securities Corp.        Morgan (J.P.) & Co., Inc.                1,941,140
                                       Salomon Smith Barney                  Salomon Smith Barney Holdings            2,908,200



------------
UNDERWRITERS
------------


Teachers Personal Investors Services, Inc. (TPIS) may be considered the "principal underwriter" for the TIAA-CREF Mutual Funds. Shares of the TIAA-CREF Mutual Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the TIAA-CREF Mutual Funds, TPIS has the right to distribute shares of the TIAA-CREF Mutual Funds for the two-year period beginning July 1, 1997, and thereafter from year to year subject to approval by the Funds' Board of Trustees. Under a Distribution Compensation Agreement between TPIS and Advisors, Advisors has agreed to pay TPIS monthly for distribution of Fund shares an amount equal to .40 percent of the aggregate amount of purchase payments for shares of the Funds during each month. TPIS was paid $5,091,702 for services to the Funds in 1999. TPIS receives no other compensation for its activities as distributor of TIAA-CREF Mutual Fund shares. TPIS may enter into Selling Agreements with one or more broker-dealers which may or may not be affiliated with TPIS to provide distribution related services to the TIAA-CREF Mutual Funds. Currently, TPIS has entered into a Selling Agreement with TIAA-CREF Individual & Institutional Services ("Services") that permits Services to distribute the shares of the Mutual Funds on a limited basis.


-------------------------------
CALCULATION OF PERFORMANCE DATA
-------------------------------

We may quote a fund's performance in various ways. All performance information in advertising is historical and is not intended to indicate future returns. A fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising reflect all aspects of a fund's returns, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period according to the following formula:

P (1 + T)n = ERV

where:   P = the hypothetical initial payment
         T = average annual total return
         n = number of years in the period
       ERV = ending redeemable value of the hypothetical payment made at the beginning of the one-, five-, or 10-year period at the end of the one-, five-, or 10-year period (or fractional portion thereof).

For example, a cumulative return of 100 percent over ten years would produce an average annual return of 7.18 percent, which is the steady annual rate that would equal 100 percent growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

In addition to average annual returns, we may quote a fund's unaveraged or cumulative total returns reflecting the actual change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before or after tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

YIELD CALCULATIONS

All Funds other than the Money Market Fund. Yields are computed by dividing the fund's net investment income for a given 30-day or one-month period, by the average number of fund shares, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one-month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by the fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses currently from exchange rate fluctuations.

Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in a fund's financial statements.

Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should also recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Yield Information for the Money Market Fund. Yield quotations for the Money Market Fund, including yield quotations based upon the seven-day period ended on the date of calculation, may also be made available. These yield quotations are based on a hypothetical pre-existing account with a balance of one share. In arriving at any such yield quotations, the net change during the period in the value of that hypothetical account is first determined. Such net change includes net investment income attributable to portfolio securities but excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation and income other than investment income (which are included in the calculation of Net Asset Value). For this purpose, net investment income includes accrued interest on portfolio securities, plus or minus amortized premiums or purchase discount (including original issue discount), less all accrued expenses. Such net change is then divided by the value of that hypothetical account at the beginning of the period to obtain the base period return, and then the base period return is multiplied by 365/7 to annualize the current yield figure which is carried to at least the nearest hundredth of one percent.

The effective yield of the Money Market Fund for the same seven-day period may also be disclosed. The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the Fund's investments, and is calculated by the use of the following formula:

Effective Yield = (Base Period Return+1)365/7 -1

The Money Market Fund's yield fluctuates, unlike many bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one period's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of instruments held in the portfolio, changes in interest rates on money market instruments, portfolio expenses, and other factors.

TOTAL RETURN

Set forth below is total return information for the Funds, which reflects all expense deductions from Fund assets, applied to a hypothetical investment of $1,000 in each Fund:


                            INTERNATIONAL EQUITY FUND


Period                                  Average Annual Return
------                                  --------------------
1 Year (January 1, 1999 to                     55.83%
December 31, 1999)

Since inception
(September 2, 1997 to                          29.16%
December 31, 1999)

                               GROWTH EQUITY FUND


Period                                  Average Annual Return
------                                  --------------------
1 Year (January 1, 1999 to                     33.00%
December 31, 1999)

Since inception
(September 2, 1997 to                          33.36%
December 31, 1999)


                              GROWTH & INCOME FUND


Period                                  Average Annual Return
------                                  --------------------
1 Year (January 1, 1999 to                     24.46%
December 31, 1999)

Since inception
(September 2, 1997 to                          27.45%
December 31, 1999)


                             MANAGED ALLOCATION FUND


Period                                  Average Annual Return
------                                  --------------------
1 Year (January 1, 1999 to                     19.20%
December 31, 1999)

Since inception
(September 2, 1997 to                          19.78%
December 31, 1999)


                                 BOND PLUS FUND


Period                                  Average Annual Return
------                                  --------------------
1 Year (January 1, 1999 to                     -1.01%
December 31, 1999)

Since inception
(September 2, 1997 to                           5.26%
December 31, 1999)


                                MONEY MARKET FUND


Period                                  Average Annual Return
------                                  --------------------
1 Year (January 1, 1999 to                      5.05%
December 31, 1999)

Since inception
(September 2, 1997 to                           5.29%
December 31, 1999)


PERFORMANCE COMPARISONS


Performance information for the funds may be compared in advertisements, sales literature, and reports to shareholders, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire Associates indices, (10) Frank Russell Co. Inc. indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) Morningstar, Inc., (13) Lehman Brothers indices and (14) the Global Market indices created by Morgan Stanley, Inc., including the Europe, Australasia, Far East (EAFE) Index, the EAFE+Canada Index and the International Perspective Index. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.


The performance of each of the funds also may be compared to other indices or averages that measure performance of a pertinent group of securities. Shareholders should keep in mind that the composition of the investments in the reported averages will not be identical to that of the fund and that certain formula calculations (e.g., yield) may differ from index to index. In addition, there can be no assurance that any of the funds will continue its performance as compared to such indices.

We may also advertise ratings or rankings the funds receive from various rating services and organizations, including but not limited to any organization listed above.

ILLUSTRATING COMPOUNDING

We may illustrate in advertisements, sales literature and reports to shareholders the effects of compounding of earnings on an investment in a fund. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or a different rate of return, varies depending on when the investment was made.

NET ASSET VALUE

Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any. Currently there are no sales charges.

MOVING AVERAGES

We may illustrate a fund's performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. "Moving Average Activity Indicators" combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

VOTING RIGHTS

We don't plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. We will mail proxy materials to shareholders for these meetings, and we encourage shareholders who can't attend to vote by proxy. The number of votes you have on any matter submitted to shareholders depends on the dollar value of your investment in the funds.


LEGAL MATTERS

All matters of applicable state law pertaining to the Funds have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of the TIAA-CREF Mutual Funds (and TIAA and CREF). Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP, Washington, DC.


EXPERTS

The financial statements incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing herein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.


ADDITIONAL CONSIDERATIONS

The TIAA-CREF Mutual Funds are part of the TIAA-CREF family of companies. TIAA founded in 1918, is a non-profit stock life insurance company. Its companion organization, CREF, founded in 1952, is a non-profit corporation registered with the Securities and Exchange Commission as an investment company. Together, through the issuance of fixed and variable annuity contracts, TIAA and CREF form the principal retirement system for the nation's education and research communities and the largest retirement system in the United States based on assets under management.


Prospective investors in TIAA-CREF Mutual Funds who have accumulations in TIAA and CREF retirement annuities (RAs) and supplemental retirement annuities
(SRAs), or in the Teachers Personal Annuity (PA) or the Teachers Personal Annuity Select (PA Select) should carefully consider how TIAA-CREF Mutual Funds fit into their investment portfolio. The tax treatment is considerably different from the RA, SRA, PA and PA Select. For example, RAs and SRAs accept before-tax contributions, and any earnings from them are not taxed until withdrawn or taken as income. RAs, SRAs, and the PAs all have restrictions on withdrawals before age 59 1/2, including tax penalties. TIAA-CREF Mutual Funds don't have such restrictions, which means they can be used to invest for a wide variety of goals in addition to retirement (unless they are being used to Fund an IRA account). However, annuities offer the option of lifetime income on retirement, which mutual funds do not.


Investors should also consider the TIAA-CREF Mutual Funds' expense charges as compared to the expenses of other mutual funds. The TIAA-CREF Mutual Funds' expense charges are currently among the lowest in the industry, according to Morningstar Principia, which tracks mutual fund expense charges.

When deciding how to invest in mutual funds, it's important for investors to determine their investment goals so they can choose the mutual fund(s) whose objective closely matches it. They should also determine their time horizon, i.e., the period of time they plan to keep money invested in the fund. Time horizon affects how much risk an investor may be willing to take. Risk tolerance in turn affects asset allocation decisions. For example, an aggressive investor who is willing to accept a high level of risk in return for potentially greater returns over the long term, probably would invest more heavily in equity funds. To preserve the current value of an investment and avoid losses of principal, an investor might invest more heavily in non-equity funds.

FINANCIAL STATEMENTS


The audited financial statements for the existing TIAA-CREF Mutual Funds are incorporated herein by reference to the Funds' Annual Report for the year ended December 31, 1999, which has been filed with the Securities and Exchange Commission and provided to all shareholders. We will furnish you, without charge, another copy of the Annual Report on request. The audited financial statements for the Equity Index, Social Choice Equity, Short-Term Bond, High-Yield Bond and Tax-Exempt Bond Funds follow.

[LOGO]


--------------------------------------------------------------------------------



                      REPORT OF MANAGEMENT RESPONSIBILITY

TO THE SHAREHOLDER OF
TIAA-CREF MUTUAL FUNDS:

The accompanying financial statements of the Equity Index, Social Choice Equity and Short-Term Bond Funds of TIAA-CREF Mutual Funds (the "Funds") are the responsibility of management. They have been prepared in accordance with accounting principles generally accepted in the United States and have been presented fairly and objectively in accordance with such principles.

The Funds have established and maintain a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, the Funds' internal audit personnel provide a continuing review of the internal controls and operations of the Funds, and the internal Auditor regularly reports to the Audit Committee of the Funds' Board of Trustees.

The accompanying financial statements have been audited by the independent auditing firm of Ernst & Young LLP. The independent auditors' report, which appears on the following page, expresses an independent opinion on the fairness of presentation of these financial statements.

The Audit Committee of the Funds' Board of Trustees, consisting of trustees who are not officers of TIAA-CREF Mutual Funds, meets regularly with management, representatives of Ernst & Young LLP and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the financial statements of the Funds by the independent auditing firm, the Securities and Exchange Commission performs periodic examinations of the Funds' operations.


                                                      /s/ Martin E. Galt, III
                                                    ----------------------------
                                                             President

                                                      /s/ Richard L. Gibbs
                                                    ----------------------------

                                                    Executive Vice President and
                                                    Principal Accounting Officer

                          [LETTHEAD] ERNST & YOUNG LLP

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholder and Board of Trustees of TIAA-CREF Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Equity Index, Social Choice Equity and Short-Term Bond Funds (three of the Funds constituting TIAA-CREF Mutual Funds) (the "Funds") as of March 10, 2000, and the related statements of operations and changes in net assets and financial highlights for the period from March 1, 2000 (commencement of operations) to March 10, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 10, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Index, Social Choice Equity and Short-Term Bond Funds of TIAA-CREF Mutual Funds at March 10, 2000 and the results of their operations, the changes in their net assets and the financial highlights for the period from March 1, 2000 to March 10, 2000, in conformity with accounting principles generally accepted in the United States.




                                                    /s/ ERNST & YOUNG LLP
                                                    ---------------------

March 23, 2000

                             TIAA-CREF MUTUAL FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 10, 2000

                                                                                   Equity           Social Choice       Short-Term
                                                                                    Index              Equity              Bond
                                                                                    Fund                Fund               Fund
                                                                                 ------------       ------------       ------------
ASSETS
Investments, at cost ......................................................      $ 50,053,547       $ 25,026,417       $ 24,727,568
Net unrealized depreciation of
  investments .............................................................          (397,177)          (338,056)           (52,232)
                                                                                 ------------       ------------       ------------
Investments, at value .....................................................        49,656,370         24,688,361         24,675,336
Cash ......................................................................               938                813                813
Dividends and interest receivables ........................................            13,875              4,616            312,859
                                                                                 ------------       ------------       ------------
                                                               TOTAL ASSETS        49,671,183         24,693,790         24,989,008
                                                                                 ============       ============       ============

LIABILITIES
Accrued expenses ..........................................................             3,533              1,830              2,051
                                                                                 ------------       ------------       ------------
                                                          TOTAL LIABILITIES             3,533              1,830              2,051
                                                                                 ============       ============       ============
                                                                 NET ASSETS      $ 49,667,650       $ 24,691,960       $ 24,986,957
                                                                                 ============       ============       ============
Net assets consist of:
Paid in capital ...........................................................      $ 50,000,000       $ 25,000,000       $ 25,000,000
Accumulated undistributed net investment income ...........................            64,820             30,016             39,189
Accumulated undistributed net realized gain
  on investments ..........................................................                 7                 --                 --
Accumulated net unrealized depreciation on investments ....................          (397,177)          (338,056)           (52,232)
                                                                                 ------------       ------------       ------------
                                                                 NET ASSETS      $ 49,667,650       $ 24,691,960       $ 24,986,957
                                                                                 ============       ============       ============

Outstanding shares of beneficial interest, unlimited
  shares authorized ($.0001 par value) ....................................         5,000,000          2,500,000          2,500,000
                                                                                 ============       ============       ============
Net asset value per share .................................................      $       9.93       $       9.88       $       9.99
                                                                                 ============       ============       ============

                       See notes to financial statements.

                             TIAA-CREF MUTUAL FUNDS
                            STATEMENTS OF OPERATIONS
                          FOR THE PERIOD MARCH 1, 2000
                          (COMMENCEMENT OF OPERATIONS)
                                TO MARCH 10, 2000

                                                                          Equity           Social Choice         Short-Term
                                                                           Index              Equity                Bond
                                                                           Fund                Fund                 Fund
                                                                        -----------         -----------          -----------
INVESTMENT INCOME
Interest                                                                 $  54,452            $  27,205            $ 41,240
Dividends                                                                   13,901                4,641                  --
                                                                         ---------            ---------            --------
Total income                                                                68,353               31,846              41,240
                                                                         =========            =========            ========
EXPENSES
Management fees                                                             10,315                5,214               5,464
Trustee fees and expenses                                                        4                    2                   2
                                                                         ---------            ---------            --------
Total expenses before waiver                                                10,319                5,216               5,466
Less expenses waived by the advisor                                         (6,786)              (3,386)             (3,415)
                                                                         ---------            ---------            --------
Net expenses                                                                 3,533                1,830               2,051
                                                                         =========            =========            ========
Net investment income                                                       64,820               30,016              39,189
                                                                         =========            =========            ========
NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS
Net realized gain on investments                                                 7                   --                  --

Net change in unrealized depreciation
  on investments                                                          (397,177)            (338,056)            (52,232)
                                                                         ---------            ---------            --------
Net realized and unrealized loss on investments                           (397,170)            (338,056)            (52,232)
                                                                         ---------            ---------            --------
Net decrease in net assets resulting from operations                     $(332,350)           $(308,040)           $(13,043)
                                                                         =========            =========            ========

                       See notes to financial statements.

                             TIAA-CREF MUTUAL FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                          FOR THE PERIOD MARCH 1, 2000
                          (COMMENCEMENT OF OPERATIONS)
                                TO MARCH 10, 2000


                                                                         Equity           Social Choice         Short-Term
                                                                          Index              Equity                Bond
                                                                          Fund                Fund                 Fund
                                                                      ------------        ------------        ------------
INCREASE IN NET ASSETS
OPERATIONS:
Net investment income ...........................................     $     64,820        $     30,016        $     39,189
Net realized gain on investments ................................                7                  --                  --
Net change in unrealized depreciation on investments ............         (397,177)           (338,056)            (52,232)
                                                                      ------------        ------------        ------------
Net decrease from operations ....................................         (332,350)           (308,040)            (13,043)
                                                                      ============        ============        ============
SHAREHOLDER TRANSACTIONS:
Seed money contributed by TIAA ..................................       50,000,000          25,000,000          25,000,000
                                                                      ------------        ------------        ------------
Net increase from shareholder transactions ......................       50,000,000          25,000,000          25,000,000
                                                                      ------------        ------------        ------------
NET ASSETS, end of period .......................................     $ 49,667,650        $ 24,691,960        $ 24,986,957
                                                                      ============        ============        ============

                       See notes to financial statements.

                             TIAA-CREF MUTUAL FUNDS
                              FINANCIAL HIGHLIGHTS
                          FOR THE PERIOD MARCH 1, 2000
                          (COMMENCEMENT OF OPERATIONS)
                                TO MARCH 10, 2000


                                                                          Equity         Social Choice      Short-Term
                                                                           Index             Equity            Bond
                                                                           Fund               Fund             Fund
                                                                          -------        -------------      ----------
SELECTED PER SHARE DATA
Net asset value, beginning of period ............................         $ 10.00           $ 10.00           $ 10.00
                                                                          -------           -------           -------
Loss from investment operations:
Net investment income ...........................................            0.01              0.01              0.02
Net realized and unrealized loss on investments .................           (0.08)            (0.13)            (0.03)
                                                                          -------           -------           -------
Total loss from investment operations ...........................           (0.07)            (0.12)            (0.01)
                                                                          -------           -------           -------
Net asset value, end of period ..................................         $  9.93           $  9.88           $  9.99
                                                                          =======           =======           =======

TOTAL RETURN ....................................................           (0.70)%           (1.20)%           (0.10)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands) ......................         $49,668           $24,692           $24,987
Ratio of expenses to average net assets
  before expense waiver .........................................            0.02%             0.02%             0.02%
Ratio of expenses to average net assets
  after expense waiver ..........................................            0.01%             0.01%             0.01%
Ratio of net investment income to average net assets ............            0.15%             0.14%             0.17%
Portfolio turnover rate .........................................            0.00%             0.00%             0.00%

The percentages shown above are not annualized

                       See notes to financial statements.

TIAA-CREF MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 10, 2000

NOTE 1. ORGANIZATION

TIAA-CREF Mutual Funds is a Delaware business trust that was organized on January 13, 1997 and is registered with the Securities and Exchange Commission ("Commission") under the Investment Company Act of 1940 as an open-end management investment company. It currently consists of eleven series, the Money Market Fund which invests primarily in high quality short-term money market instruments; the Bond Plus Fund which invests primarily in a broad range of debt securities; the Short-Term Bond Fund which invests primarily in a broad range of short-term debt securities; the High-Yield Bond Fund which invests primarily in lower rated, high-yielding income bearing debt securities; the Tax-Exempt Bond Fund which invests primarily in investment grade municipal securities; the Growth & Income Fund which invests in a broadly diversified portfolio of common stocks selected for their investment potential; the Growth Equity Fund which invests in stocks of companies in new or emerging areas of the economy and companies with distinctive products or promising market conditions; the Equity Index Fund which is designed to track the United States equity market as a whole; the Social Choice Equity Fund which invests primarily in a diversified set of common stocks and attempts to track the return of the Untied States stock market while investing only in companies whose activities are consistent with the fund's social criteria; the International Equity Fund which invests in a broadly diversified portfolio of primarily foreign equity securities; and the Managed Allocation Fund which invests in the TIAA-CREF Mutual Funds' other investment funds.

These financial statements include the Equity Index, Social Choice Equity and Short-Term Bond Funds, (the "Funds") each of which commenced operations with an investment by Teachers Insurance and Annuity Association of America ("TIAA") on March 1, 2000 of $50,000,000, $25,000,000 and $25,000,000, respectively. Upon becoming effective with the Commission, the Funds intend to publicly offer their shares, without a sales load, through their distributor, Teachers Personal Investors Services, Inc. ("TPIS"), a wholly-owned indirect subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Teachers Advisors, Inc. ("Advisors"), a wholly-owned indirect subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services for the Funds and is also responsible for providing, or obtaining at its own expense, the services reasonably necessary for the ordinary operation of the Funds. Advisors has borne any costs necessary to organize the Funds.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds, which are in conformity with accounting principles generally accepted in the United States.

Valuation of Investments: Securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported, except for bonds which are valued at the most recent bid price or the equivalent quoted yield of such bonds. Money market instruments are valued at fair market value, except for such instruments within 60 days to maturity, which are valued at amortized cost, which approximates market value. The amortized cost method initially values securities at original cost and assumes a constant amortization to maturity of any discount or premium. Portfolio securities for which market quotations are not readily available (including restricted securities) are valued at fair value, as determined in good faith under the direction of the Board of Trustees.

Accounting for Investments: Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recognized on the accrual basis, and discounts and premiums on short term money market instruments are amortized using the effective yield method. Dividend income is recorded on the ex-dividend date.

Securities Purchased on a When-Issued or Delayed Delivery Basis: The Funds may purchase securities on a when-issued or delayed delivery basis. In addition to the normal market risks, this exposes the Funds to the risk that the transaction may not be consummated. The price and interest rate of such securities is fixed at trade date. For when-issued purchases, a Fund does not earn interest on such security until settlement date.

Restricted Securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Dividends to Shareholders: Dividends from net investment income, if any, for the Short-Term Bond Fund are declared and paid monthly; and for the Equity Index and Social Choice Equity Funds are declared and paid annually. Distributions from realized gains, if any, are declared and paid annually for each of the Funds. Undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary book and tax differences which will reverse in a subsequent period. Any permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among the respective components of net assets.

Federal Income Taxes: The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code, and will therefore not be subject to income taxes to the extent that they distribute substantially all taxable income each year.

NOTE 3. MANAGEMENT AGREEMENT

Under the terms of an Investment Management Agreement, each Fund pays a fee for the management and administration of the Funds, based on the average daily net assets of each Fund. Advisors has currently waived its right to receive a portion of its fee from each Fund until July 1, 2003. As a result, during such waiver period, Advisors will receive the following annual percentages of each Fund's average daily net assets:

                            Management           Management Fee
                                Fee      Waiver   After Waiver
                            ----------   -------  -------------
Equity Index Fund              0.76%      0.50%       0.26%
Social Choice Equity Fund      0.77%      0.50%       0.27%
Short-Term Bond Fund           0.80%      0.50%       0.30%

NOTE 4. INVESTMENTS

At March 10, 2000, net unrealized depreciation of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:


                              Gross Unrealized          Net Unrealized
                         Appreciation     Depreciation   Depreciation
                         ------------     ------------  ---------------
Equity Index Fund         $1,322,011      $1,719,188      $ (397,177)
Social Choice
  Equity Fund                536,675         874,731        (338,056)
Short-Term
  Bond Fund                    1,762          53,994         (52,232)

Purchases and sales of portfolio securities, other than short-term money market instruments, for the Funds, for the period from March 1, 2000 (commencement of operation) to March 10, 2000, were as follows:

                          Purchases                   Sales
                         ----------                ----------
Equity Index Fund       $300,117,169               $250,118,005
Social Choice
Equity Fund              149,954,233                124,955,000
Short-Term
Bond Fund                142,153,276                117,453,000

NOTE 5. TRUSTEE FEES

Each of the Funds pays the Trustees who are not also officers or affiliated persons of the Funds certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees from the Funds.

TIAA-CREF Mutual Funds      STATEMENT OF INVESTMENTS           EQUITY INDEX FUND

                                 March 10, 2000

--------------------------------------------------------------------------------
                                                        VALUE          %
--------------------------------------------------------------------------------
COMMON STOCK

AGRICULTURAL PRODUCTION-CROPS                           $     3,416        0.01%
AGRICULTURAL SERVICES                                         2,124        0.01
AMUSEMENT AND RECREATION SERVICES                            63,784        0.13
APPAREL AND ACCESSORY STORES                                211,096        0.43
APPAREL AND OTHER TEXTILE PRODUCTS                           42,074        0.09
AUTO REPAIR, SERVICES AND PARKING                            13,336        0.03
AUTOMOTIVE DEALERS AND SERVICE STATIONS                      30,421        0.06
BUILDING MATERIALS AND GARDEN SUPPLIES                      527,809        1.06
BUSINESS SERVICES                                         6,543,625       13.18
CHEMICALS AND ALLIED PRODUCTS                             4,717,319        9.50
COAL MINING                                                     507        0.00
COMMUNICATIONS                                            6,031,060       12.14
DEPOSITORY INSTITUTIONS                                   2,431,705        4.90
EATING AND DRINKING PLACES                                  277,482        0.56
EDUCATIONAL SERVICES                                         18,807        0.04
ELECTRIC, GAS, AND SANITARY SERVICES                      1,289,946        2.60
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT                   7,271,173       14.64
ENGINEERING AND MANAGEMENT SERVICES                         135,713        0.27
FABRICATED METAL PRODUCTS                                   240,040        0.48
FISHING, HUNTING, AND TRAPPING                                  296        0.00
FOOD AND KINDRED PRODUCTS                                 1,167,978        2.35
FOOD STORES                                                 201,546        0.41
FORESTRY                                                     11,217        0.02
FURNITURE AND FIXTURES                                       71,091        0.14
FURNITURE AND HOMEFURNISHINGS STORES                        130,509        0.26
GENERAL BUILDING CONTRACTORS                                 31,573        0.06
GENERAL MERCHANDISE STORES                                  913,681        1.84
HEALTH SERVICES                                             148,394        0.30
HEAVY CONSTRUCTION, EXCEPT BUILDING                          25,703        0.05
HOLDING AND OTHER INVESTMENT OFFICES                        367,884        0.74
HOTELS AND OTHER LODGING PLACES                              51,681        0.10
INDUSTRIAL MACHINERY AND EQUIPMENT                        5,273,969       10.62
INSTRUMENTS AND RELATED PRODUCTS                          1,173,373        2.36
INSURANCE AGENTS, BROKERS AND SERVICE                        90,793        0.18
INSURANCE CARRIERS                                        1,718,287        3.46
LEATHER AND LEATHER PRODUCTS                                  6,963        0.01
LEGAL SERVICES                                                2,080        0.00
LOCAL AND INTERURBAN PASSENGER TRANSIT                          603        0.00
LUMBER AND WOOD PRODUCTS                                     84,080        0.17
METAL MINING                                                 50,202        0.10
MISCELLANEOUS MANUFACTURING INDUSTRIES                      173,893        0.35
MISCELLANEOUS REPAIR SERVICES                                   813        0.00
MISCELLANEOUS RETAIL                                        319,779        0.64
MOTION PICTURES                                             676,750        1.36
NONDEPOSITORY INSTITUTIONS                                  720,860        1.45
NONMETALLIC MINERALS, EXCEPT FUELS                           22,405        0.05
OIL AND GAS EXTRACTION                                      422,826        0.85
PAPER AND ALLIED PRODUCTS                                   301,270        0.61
PERSONAL SERVICES                                            36,526        0.07
PETROLEUM AND COAL PRODUCTS                               1,612,886        3.25
PRIMARY METAL INDUSTRIES                                    184,520        0.37
PRINTING AND PUBLISHING                                     311,656        0.63
RAILROAD TRANSPORTATION                                     147,655        0.30
REAL ESTATE                                                  28,801        0.06
RUBBER AND MISCELLANEOUS
   PLASTIC PRODUCTS                                         121,998        0.25
SECURITY AND COMMODITY BROKERS                              807,002        1.62
SOCIAL SERVICES                                               3,028        0.01
SPECIAL TRADE CONTRACTORS                                     8,959        0.02
STONE, CLAY, AND GLASS PRODUCTS                             223,873        0.45
TEXTILE MILL PRODUCTS                                        21,753        0.04
TOBACCO PRODUCTS                                            189,103        0.38
TRANSPORTATION BY AIR                                       167,814        0.34
TRANSPORTATION EQUIPMENT                                  1,087,454        2.19
TRANSPORTATION SERVICES                                      27,506        0.06
TRUCKING AND WAREHOUSING                                     25,770        0.05
WATER TRANSPORTATION                                         15,882        0.03
WHOLESALE TRADE-DURABLE GOODS                               148,787        0.30
WHOLESALE TRADE-NONDURABLE GOODS                            319,508        0.64
                                                        -----------      ------
TOTAL COMMON STOCK
(Cost $49,899,594)                                       49,502,417       99.67
                                                        -----------      ------
SHORT TERM INVESTMENT
U.S. GOVERNMENT AGENCY                                      153,953        0.31
                                                        -----------      ------
TOTAL SHORT TERM INVESTMENT
(Cost $153,953)                                             153,953        0.31
                                                        -----------      ------
TOTAL PORTFOLIO
(Cost $50,053,547)                                       49,656,370       99.98
OTHER ASSETS & LIABILITIES, NET                              11,280        0.02
                                                        -----------      ------
NET ASSETS                                              $49,667,650      100.00%
                                                        ===========      ======

TIAA-Cref                   STATEMENT OF INVESTMENTS           EQUITY INDEX FUND

                                 March 10, 2000

--------------------------------------------------------------------------------
    SHARES                                                               VALUE
--------------------------------------------------------------------------------
COMMON STOCK--99.67%

AGRICULTURAL PRODUCTION-CROPS--0.01%
     145       DELTA & PINE LAND CO                                     $  2,773
      83       * HINES HORTICULTURE, INC                                     643
                                                                        --------
                                                                           3,416
                                                                        --------

AGRICULTURAL SERVICES--0.01%
     132       * CADIZ, INC                                                1,188
      81       * VETERINARY CENTERS OF AMERICA, INC                          936
                                                                        --------
                                                                           2,124
                                                                        --------

AMUSEMENT AND RECREATION SERVICES--0.13%
     315       * AMF BOWLING, INC                                            767
      27       * ANCHOR GAMING CO                                          1,061
      73       * ARGOSY GAMING CORP                                        1,012
      90       * BALLY TOTAL FITNESS HOLDINGS CORP                         2,205
     120       * BOCA RESORTS, INC (CLASS A)                               1,035
     136       * BOYD GAMING CORP                                            714
      37       * CHAMPIONSHIP AUTO RACING TEAMS, INC                         777
      32         CHURCHILL DOWNS, INC                                        688
      51         DOVER DOWNS ENTERTAINMENT, INC                              605
      79       * FAMILY GOLF CENTERS, INC                                     91
     484       * HARRAH'S ENTERTAINMENT, INC                               9,740
     101         INTERNATIONAL SPEEDWAY CORP (CLASS A)                     4,204
     727       * MIRAGE RESORTS, INC                                      13,086
      88       * PINNACLE ENTERTAINMENT, INC                               1,831
     105       * PLAYERS INTERNATIONAL, INC                                  866
     295       * PREMIER PARKS, INC                                        5,752
     212       * SFX ENTERTAINMENT, INC (CLASS A)                          7,645
      51       * SPEEDWAY MOTORSPORTS, INC                                 1,357
      90       * STATION CASINOS, INC                                      1,738
     129       * WESTWOOD ONE, INC                                         8,610
                                                                        --------
                                                                          63,784
                                                                        --------

APPAREL AND ACCESSORY STORES--0.43%
     364       * ABERCROMBIE & FITCH CO (CLASS A)                          5,551
      79       * AMERICAN EAGLE OUTFITTERS, INC                            2,128
      82       * ANN TAYLOR STORES CORP                                    1,962
      10       * BEBE STORES, INC                                            117
      30       * BUCKLE, INC                                                 476
      68         BURLINGTON COAT FACTORY WAREHOUSE CORP                      828
      57         CATO CORP (CLASS A)                                         612
     371       * CHARMING SHOPPES, INC                                     2,086
      50       * CHICOS FAS, INC                                             668
      64       * CHILDRENS PLACE RETAIL STORES                               896
     156         CLAIRES STORES, INC                                       2,642
      31       * DAVID'S BRIDAL, INC                                         259
      13         DEB SHOPS, INC                                              227
      59       * DRESS BARN, INC                                             851
      65       * FINISH LINE, INC (CLASS A)                                  394
      73       * FOOTSTAR, INC                                             1,560
   2,454         GAP, INC                                                113,190
      85       * GENESCO, INC                                                839
      71       * GOODY'S FAMILY CLOTHING, INC                                514
      80       * GYMBOREE CORP                                               327
     159         INTIMATE BRANDS, INC (CLASS A)                            5,038
     609         LIMITED, INC                                             20,706
      96       * MEN'S WEARHOUSE, INC                                      2,280
     403         NORDSTROM, INC                                            8,916
     104       * PACIFIC SUNWEAR CALIFORNIA, INC                           2,587
     119       * PAYLESS SHOESOURCE, INC                                   5,726
     333         ROSS STORES, INC                                          5,473
      32       * SHOE CARNIVAL, INC                                          270
     106       * STEIN MART, INC                                             636
      43         TALBOTS, INC                                              1,725
   1,168         TJX COS, INC                                             17,812
      87       * TOO, INC                                                  2,370
      50       * UNITED RETAIL GROUP, INC                                    550
      38       * URBAN OUTFITTERS, INC                                       465
      41       * WET SEAL, INC (CLASS A)                                     415
                                                                        --------
                                                                         211,096
                                                                        --------

                 APPAREL AND OTHER TEXTILE PRODUCTS--0.09%
      33       * COLUMBIA SPORTSWEAR CO                                      618
      50       * DONNA KARAN INTERNATIONAL, INC                              343
      28       * GUESS ?, INC                                                656
     393       * JONES APPAREL GROUP, INC                                 10,021
     104         KELLWOOD CO                                               1,761
     223         LIZ CLAIBORNE, INC                                       10,202
     117       * NAUTICA ENTERPRISES, INC                                  1,374
      33         OSHKOSH B'GOSH, INC (CLASS A)                               589
      24         OXFORD INDUSTRIES, INC                                      406
      85         PHILLIPS VAN HEUSEN CORP                                    584
      34         PILLOWTEX CORP                                              140
     210       * POLO RALPH LAUREN CORP                                    3,320
      81       * QUIKSILVER, INC                                           1,113
      20         TARRANT APPAREL GROUP                                       133
      17       * TROPICAL SPORTSWARE INTERNATIONAL CORP                      187
     360         VF CORP                                                   8,302
     209         WARNACO GROUP, INC (CLASS A)                              2,325
                                                                        --------
                                                                          42,074
                                                                        --------

AUTO REPAIR, SERVICES AND PARKING--0.03%
      25       * AUTOWEB.COM, INC                                            187
      83       * AVIS RENT A CAR, INC                                      1,265
      99       * BUDGET GROUP, INC                                           513
      46       * CENTRAL PARKING CORP                                        684
      91       * DOLLAR THRIFTY AUTOMOTIVE GROUP, INC                      1,035
      78         HERTZ CORP (CLASS A)                                      2,232
      61         MIDAS, INC                                                1,460
     176         ROLLINS TRUCK LEASING CORP                                1,408
     242         RYDER SYSTEM, INC                                         4,552
                                                                        --------
                                                                          13,336
                                                                        --------

AUTOMOTIVE DEALERS AND SERVICE STATIONS--0.06%
   1,396       * AUTONATION, INC                                          10,295
     560       * AUTOZONE, INC                                            12,215
     138       * COPART, INC                                               2,337
      71       * CSK AUTO CORP                                               891
      34       * DISCOUNT AUTO PARTS, INC                                    301
      59       * GROUP 1 AUTOMOTIVE, INC                                     752
      26       * LITHIA MOTORS, INC (CLASS A)                                375
     128       * O'REILLY AUTOMOTIVE, INC                                  1,280
     174         PEP BOYS MANNY, MOE, & JACK CO                            1,076
      81       * UNITED AUTO GROUP, INC                                      612
      30       * WEST MARINE, INC                                            287
                                                                        --------
                                                                          30,421
                                                                        --------

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
    SHARES                                                               VALUE
--------------------------------------------------------------------------------

BUILDING MATERIALS AND GARDEN SUPPLIES--1.06%
     105       FASTENAL CO                                              $  3,990
   8,669       HOME DEPOT, INC                                           465,416
   1,288       LOWES COS, INC                                             57,960
      25     * TRACTOR SUPPLY CO                                             443
                                                                        --------
                                                                         527,809
                                                                        --------

BUSINESS SERVICES -- 13.18%
      55     * 24/7 MEDIA, INC                                             3,203
      67       AARON RENTS, INC                                              971
      61       ABM INDUSTRIES, INC                                         1,578
      15     * ABOUT.COM, INC                                              1,393
     155     * ACCLAIM ENTERTAINMENT, INC                                    794
      44       ACKERLEY GROUP, INC                                           574
     203     * ACNEILSEN CORP                                              3,933
      37     * ACT NETWORKS INC                                              513
      96     * ACTIVISION, INC                                             1,374
      93     * ACTUATE CORP                                                6,271
     221     * ACXIOM CORP                                                 7,817
      34     * ADMINSTAFF, INC                                             1,415
     466       ADOBE SYSTEMS, INC                                         38,794
      32     * ADVANTAGE LEARNING SYSTEMS, INC                               496
      47     * ADVENT SOFTWARE, INC                                        5,334
      69     * ADVO, INC                                                   1,759
     134     * AFFILIATED COMPUTER SERVICES, INC(CLASS A)                  4,262
      25     * ALLAIRE CORP                                                4,418
   8,417     * AMERICA ONLINE, INC                                       498,181
     158     * AMERICAN MANAGEMENT SYSTEMS, INC                            6,468
      80       ANALYSTS INTERNATIONAL CORP                                   880
     102     * ANSWERTHINK CONSULTING GROUP                                2,703
      18     * APPLIEDTHEORY CORP                                            625
      94     * ASHTON TECHNOLOGY GROUP, INC                                  951
      86     * ASPECT DEVELOPMENT, INC                                    14,620
      95     * ASPEN TECHNOLOGY, INC                                       3,990
      32     * AUTOBYTEL.COM, INC                                            325
     207       AUTODESK, INC                                              11,359
   2,354       AUTOMATIC DATA PROCESSING, INC                            103,870
     145     * AVANT CORP                                                  2,093
      93     * AVT CORP                                                    2,999
      61     * AWARE, INC                                                  3,027
     105     * AXENT TECHNOLOGIES, INC                                     3,202
      92     * BANYAN SYSTEMS, INC                                         1,897
      42     * BARRA, INC                                                  1,525
     596     * BEA SYSTEMS, INC                                           79,864
      90     * BEYOND.COM CORP                                               540
     145     * BILLING CONCEPTS CORP                                       1,277
     125     * BINDVIEW DEVELOPMENT CORP                                   5,210
     103     * BISYS GROUP, INC                                            5,510
     919     * BMC SOFTWARE, INC                                          47,730
      27     * BOTTOMLINE TECHNOLOGIES, INC                                1,181
      68     * BRIO TECHNOLOGY, INC                                        2,720
     210     * BROADVISION, INC                                           54,232
      25     * BROCADE COMMUNICATIONS SYSTEMS, INC                         8,325
      42     * BURNS INTERNATIONAL SERVICES CORP                             462
      35     * CACI INTERNATIONAL, INC (CLASS A)                             955
     917     * CADENCE DESIGN SYSTEMS, INC                                20,288
      27     * CAIS INTERNET, INC                                            732
     193     * CAMBRIDGE TECHNOLOGY PARTNERS, INC                          2,629
      18     * CAREERBUILDER, INC                                            103
      59     * CATALINA MARKETING CORP                                     4,952
      82     * CCC INFORMATION SERVICES GROUP, INC                         2,234
      42     * CDI CORP                                                      819
   2,677     * CENDANT CORP                                               48,520
     267     * CENTURY BUSINESS SERVICES, INC                                909
     478     * CERIDIAN CORP                                               9,022
      99     * CERNER CORP                                                 3,217
     137     * CHECKFREE HOLDINGS CORP                                    12,141
     111     * CHOICEPOINT, INC                                            4,592
     170     * CIBER, INC                                                  3,910
     636     * CITRIX SYSTEMS, INC                                        68,370
      80     * CLARIFY, INC                                               12,880
     725     * CMGI, INC                                                  98,917
      12     * COGNIZANT TECHNOLOGY SOLUTIONS CORP                         1,474
     434       COMDISCO, INC                                              23,002
      89     * COMPLETE BUSINESS SOLUTIONS, INC                            2,180
   1,569       COMPUTER ASSOCIATES INTERNATIONAL, INC                    104,338
     117     * COMPUTER HORIZONS CORP                                      2,910
      88     * COMPUTER NETWORK TECHNOLOGY CORP                            1,996
     569     * COMPUTER SCIENCES CORP                                     45,982
      61       COMPUTER TASK GROUP, INC                                      808
   1,170     * COMPUWARE CORP                                             27,933
      54     * CONCORD COMMUNICATIONS, INC                                 2,230
      51     * CONCUR TECHNOLOGIES, INC                                    1,163
      50     * CONVERGYS CORP                                              1,887
      24     * COSTAR GROUP, INC                                           1,152
      44     * COTELLIGENT, INC                                              255
      74     * CRITICAL PATH, INC                                          8,429
     181     * CSG SYSTEMS INTERNATIONAL, INC                             11,063
      33     * CTC COMMUNICATIONS GROUP, INC                               2,778
      66     * CYBERCASH, INC                                                899
     113     * DATA BROADCASTING CORP                                      1,031
      60     * DATASTREAM SYSTEMS, INC                                     2,606
      37     * DBT ONLINE, INC                                               779
     114     * DENDRITE INTERNATIONAL, INC                                 2,408
      60     * DIGITAL RIVER, INC                                          1,882
      55     * DOCUMENTUM, INC                                             5,266
      27     * DOUBLECLICK, INC                                            3,175
      95     * DSP GROUP, INC                                              5,320
     140     * DST SYSTEMS, INC                                            7,787
     267     * EARTHLINK, INC                                              6,341
      24     * EARTHWEB, INC                                                 682
     112     * EBAY, INC                                                  21,644
      70     * ECHELON CORP                                                6,335
     132     * ECLIPSYS CORP                                               3,786
      54     * ELECTRO RENT CORP                                             573
     238     * ELECTRONIC ARTS, INC                                       22,089
   1,314       ELECTRONIC DATA SYSTEMS CORP                               80,811
     185     * ELECTRONICS FOR IMAGING, INC                               11,712
     162     * ELOYALTY CORP                                               4,619
      45     * ENGINEERING ANIMATION, INC                                    716
      60     * ENTRUST TECHNOLOGIES, INC                                   7,691
     154     * EPICOR SOFTWARE CORP                                        1,294
     533       EQUIFAX, INC                                               11,759
      43     * EXCALIBUR TECHNOLOGIES CORP                                 1,569
      44     * EXCHANGE APPLICATIONS, INC                                  4,427
     520     * EXCITE AT HOME                                             14,852
      73       FACTSET RESEARCH SYSTEMS, INC                               2,249
      38       FAIR ISSAC & CO, INC                                        1,776
      24     * FIDELITY HOLDINGS, INC                                        568
     122     * FILENET CORP                                                4,956
   1,615       FIRST DATA CORP                                            67,628

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
    SHARES                                                               VALUE
--------------------------------------------------------------------------------

BUSINESS SERVICES -- (continued)
       462     * FISERV, INC                                          $   15,765
        21     * FORRESTER RESEARCH, INC                                   1,107
        74       GERBER SCIENTIFIC, INC                                    1,581
       110     * GETTY IMAGES, INC                                         5,266
       209     * GO.COM                                                    5,042
        86     * GO2 NET, INC                                              7,315
        38     * GREAT PLAINS SOFTWARE, INC                                2,052
       135     * GT INTERACTIVE SOFTWARE CORP                                540
       142     * GTECH HOLDINGS CORP                                       2,751
       146     * HARBINGER CORP                                            5,046
        88     * HEALTHEON/WEBMD CORP                                      3,608
        42     * HEARME, INC                                                 921
        55     * HEIDRICK & STRUGGLES INTERNATIONAL,INC                    2,048
        92     * HNC SOFTWARE                                             10,877
       121     * HYPERION SOLUTIONS CORP                                   6,836
        52     * I2 TECHNOLOGIES, INC                                     10,816
        53     * IDX SYSTEMS CORP                                          1,828
       132     * IGATE CAPITAL CORP                                        7,953
       137     * IMATION CORP                                              3,818
        74     * IMRGLOBAL CORP                                            1,165
     1,159       IMS HEALTH, INC                                          24,556
       162     * INACOM CORP                                                 496
       110     * INFOCURE CORP                                             1,821
        64     * INFORMATICA CORP                                          6,288
       106     * INFORMATION RESOURCES, INC                                  708
       948     * INFORMIX CORP                                            19,434
       179     * INFOSPACE.COM, INC                                       43,843
        85     * INFOUSA, INC                                              1,296
       268     * INKTOMI CORP                                             45,375
       163     * INTERGRAPH CORP                                           1,151
       206     * INTERIM SERVICES, INC                                     5,587
        49       INTERPOOL, INC                                              300
     1,057       INTERPUBLIC GROUP OF COS, INC                            39,109
        34     * INTERVU, INC                                              5,701
       537     * INTUIT, INC                                              31,380
        96     * ISS GROUP, INC                                           12,006
        62     * IVILLAGE, INC                                             1,480
       163     * J.D. EDWARDS & CO                                         7,233
        51     * JACK HENRY & ASSOCIATES, INC                              1,995
        77     * JDA SOFTWARE GROUP, INC                                   1,342
        25     * JUNO ONLINE SERVICES, INC                                   496
       212     * KEANE, INC                                                5,432
        67       KELLY SERVICES, INC (CLASS A)                             1,582
        83     * KORN FERRY INTERNATIONAL                                  2,868
       134     * LABOR READY, INC                                          1,130
       199     * LAMAR ADVERTISING CO (CLASS A)                           10,770
       168     * LEARN2.COM, INC                                           1,018
       284     * LEGATO SYSTEMS, INC                                      10,206
        90     * LHS GROUP, INC                                            3,960
       297     * LYCOS, INC                                               21,755
       161     * MACROMEDIA, INC                                          14,469
        50     * MACROVISION CORP                                          5,603
        16     * MANHATTAN ASSOCIATES, INC                                   348
       286       MANPOWER, INC                                             7,936
        77     * MANUGISTICS GROUP, INC                                    4,143
        66     * MAPICS, INC                                               1,295
        18     * MAPQUEST.COM, INC                                           328
        51     * MARIMBA, INC                                              2,862
        12     * MARKETWATCH.COM, INC                                        528
        34       MCGRATH RENTCORP                                            578
        13     * MEDIA METRIX, INC                                           571
        47     * MEDICONSULT.COM, INC                                        264
       135     * MEDQUIST, INC                                             3,459
        46     * MEMBERWORKS, INC                                          2,535
       242     * MENTOR GRAPHICS CORP                                      3,509
       289     * MERCURY INTERACTIVE CORP                                 33,198
       109     * MESSAGEMEDIA, INC                                         1,526
       129     * METAMOR WORLDWIDE, INC                                    2,362
        25     * METRO INFORMATION SERVICES, INC                             528
        79     * MICROMUSE, INC                                           14,269
    14,338     * MICROSOFT CORP                                        1,448,138
       290     * MICROSTRATEGY, INC                                       90,770
       111     * MIDWAY GAMES, INC                                         2,233
        23     * MODEM MEDIA POPPE TYSON, INC                              1,216
       341     * MODIS PROFESSIONAL SERVICES, INC                          5,562
        51     * MULTEX.COM, INC                                           1,491
       121     * NATIONAL COMPUTER SYSTEMS, INC                            5,997
       128       NATIONAL DATA CORP                                        3,744
        90     * NATIONAL EQUIPMENT SERVICES, INC                            545
       153     * NATIONSRENT, INC                                            755
        44     * NBC INTERNET, INC                                         2,464
        45     * NCO GROUP, INC                                            1,220
        44     * NEFF CORP                                                   313
        26     * NEON SYSTEMS, INC                                         1,040
        40     * NET PERCEPTIONS, INC                                      2,300
        23     * NETOBJECTS, INC                                             920
        29     * NETOPIA, INC                                              2,287
       495     * NETWORK APPLIANCE, INC                                  117,253
        48     * NETWORK PERIPHERALS, INC                                  2,976
        50     * NETWORK SOLUTIONS, INC                                   24,453
       524     * NETWORKS ASSOCIATES, INC                                 16,342
        91     * NEW ERA OF NETWORKS, INC                                  7,757
       214     * NOVA CORP (GEORGIA)                                       5,149
     1,254     * NOVELL, INC                                              39,344
       264       OLSTEN CORP                                               3,118
        16     * OMEGA RESEARCH, INC                                          92
       668       OMNICOM GROUP, INC                                       55,903
        41     * ON ASSIGNMENT, INC                                        1,765
        72     * ONEMAIN.COM, INC                                            837
        58     * ONHEALTH NETWORK CO                                         424
        50     * ONYX SOFTWARE CORP                                        1,900
       127     * OPEN MARKET, INC                                          7,675
     8,212     * ORACLE CORP                                             670,304
       932     * PARAMETRIC TECHNOLOGY CORP                               28,775
       724       PAYCHEX, INC                                             36,833
         9     * PCORDER.COM, INC                                            270
        71     * PEGASUS SYSTEMS, INC                                      1,686
       109     * PEGASYSTEMS, INC                                          2,670
       710     * PEOPLESOFT, INC                                          17,483
       105     * PER SE TECHNOLOGIES, INC                                    682
       194     * PEREGRINE SYSTEMS, INC                                   14,598
       193     * PEROT SYSTEMS CORP (CLASS A)                              4,342
        97     * PERSONNEL GROUP OF AMERICA, INC                             636
        59     * PERVASIVE SOFTWARE, INC                                     881
        89     * PHOENIX TECHNOLOGIES LTD                                  2,436
       180       PITTSTON BRINKS GROUP CO                                  2,745
       134     * POLICY MANAGEMENT SYSTEMS CORP                            1,080
        56     * PORTAL SOFTWARE, INC                                      4,350
       115     * PRICELINE.COM, INC                                       10,867

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND
--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------

BUSINESS SERVICES--(continued)
        39     * PRIMARK CORP                                         $      804
        17     * PRIVATE BUSINESS, INC                                        68
        43     * PRODIGY COMMUNICATIONS CORP                                 819
        14     * PROFESSIONAL DETAILING, INC                                 350
       117     * PROGRESS SOFTWARE CORP                                    2,413
        49     * PROJECT SOFTWARE & DEVELOPMENT, INC                       4,385
        74     * PROTECTION ONE, INC                                         124
        78     * PROXICOM, INC                                             3,841
        68     * PROXYMED, INC                                               677
        43     * PSINET, INC                                               2,402
        41     * QRS CORP                                                  4,691
        95     * QUADRAMED CORP                                              653
        38     * RADIANT SYSTEMS, INC                                      2,740
        38     * RADISYS CORP                                              2,280
       189     * RARE MEDIUM GROUP, INC                                   13,852
       334     * RATIONAL SOFTWARE CORP                                   29,037
        53     * RAZORFISH, INC                                            1,908
       243     * REALNETWORKS, INC                                        19,834
        20     * REDBACK NETWORKS, INC                                     7,641
        95     * REMEDY CORP                                               5,450
        63     * RENT WAY, INC                                             1,094
        66     * RENT-A-CENTER, INC                                        1,006
       338     * ROBERT HALF INTERNATIONAL, INC                           13,541
        64       ROLLINS, INC                                                984
       153     * ROMAC INTERNATIONAL, INC                                  2,199
       136     * RSA SECURITY, INC                                        11,857
        17     * RWD TECHNOLOGIES, INC                                       149
        87     * SABRE GROUP HOLDINGS CORP                                 4,154
       243     * SAFETY-KLEEN CORP                                           455
       108     * SAGA SYSTEMS, INC                                         3,766
        49     * SAGENT TECHNOLOGY, INC                                    1,898
        13     * SALESLOGIX CORP                                             418
        48     * SANCHEZ COMPUTER ASSOCIATES, INC                          2,217
        69     * SANTA CRUZ OPERATION, INC                                 1,185
       100     * SAPIENT CORP                                             11,406
        24     * SCIENT CORP                                               2,904
        47       SEI INVESTMENT CO                                         4,570
        33     * SERENA SOFTWARE, INC                                      1,926
        94       SHARED MEDICAL SYSTEMS CORP                               5,469
       515     * SIEBEL SYSTEMS, INC                                      83,880
        13     * SILKNET SOFTWARE, INC                                     3,549
       164     * SITEL CORP                                                1,363
       205     * SNYDER COMMUNICATIONS, INC                                4,958
        71     * SOFTNET SYSTEMS, INC                                      2,458
       156       SOTHEBYS HOLDINGS, INC (CLASS A)                          3,344
        51     * SOURCE MEDIA, INC                                           879
        61     * SPORTSLINE.COM                                            3,522
        30     * SPSS, INC                                                   900
        64     * SPYGLASS, INC                                             5,208
        41     * SS&C TECHNOLOGIES, INC                                      230
       111     * STAFFMARK, INC                                            1,172
        29     * STARMEDIA NETWORK, INC                                    1,450
        27     * STARTEK, INC                                              1,225
       298     * STERLING COMMERCE, INC                                   13,000
       260     * STERLING SOFTWARE, INC                                    9,197
       135     * STRUCTURAL DYNAMICS RESEARCH CORP                         2,328
     5,882     * SUN MICROSYSTEMS, INC                                   554,010
       449     * SUNGARD DATA SYSTEMS, INC                                13,919
        14     * SUNQUEST INFORMATION SYSTEMS, INC                           126
        92     * SVI HOLDINGS, INC                                           954
       307     * SYBASE, INC                                               8,634
        84     * SYKES ENTERPRISES, INC                                    1,590
       196     * SYMANTEC CORP                                            15,839
       239     * SYNOPSYS, INC                                            10,351
        19     * SYNTEL, INC                                                 359
       121     * SYSTEMS & COMPUTER TECHNOLOGY CORP                        2,904
       162     * TECHNOLOGY SOLUTIONS CO                                   1,468
        83     * TELETECH HOLDINGS, INC                                    3,247
        18     * TENFOLD CORP                                              1,048
        42     * THEGLOBE.COM, INC                                           336
        22     * THESTREET.COM                                               276
        67     * THQ, INC                                                  1,314
        85     * TICKETMASTER ONLINE-CITYSEARCH, INC                       2,805
       204     * TMP WORLDWIDE, INC                                       18,564
       142       TOTAL SYSTEM SERVICES, INC                                2,254
        54     * TOWNE SERVICES, INC                                         114
        47     * TRACK DATA CORP                                             352
       123     * TRANSACTION SYSTEM ARCHITECTURE                           4,412
        47     * TRAVELOCITY.COM, INC                                      2,150
       162     * TRUE NORTH COMMUNICATIONS, INC                            6,480
        58     * TSI INTERNATIONAL SOFTWARE LTD                            8,236
       161     * TYLER TECHNOLOGIES, INC                                     955
        19     * UNIGRAPHICS SOLUTIONS, INC                                  552
       117     * UNITED RENTALS, INC                                       1,703
        55     * USINTERNETWORKING, INC                                    5,135
       212     * VALASSIS COMMUNICATIONS, INC                              6,876
       256     * VERIO, INC                                               14,336
       289     * VERISIGN, INC                                            69,341
     1,453     * VERITAS SOFTWARE CORP                                   245,102
       117     * VERITY, INC                                               6,486
       134     * VERTICALNET, INC                                         36,607
        91     * VIGNETTE CORP                                            27,027
        31     * VOLT INFORMATION SCIENCES, INC                              900
        49       WACKENHUT CORP SERIES A                                     646
       152     * WAVE SYSTEMS CORP (CLASS A)                               6,013
        50     * WEBTRENDS CORP                                            3,412
        35     * WEST TELESERVICES CORP                                      875
       198     * WIND RIVER SYSTEMS, INC                                   9,850
        50     * XTRA CORP                                                 1,912
       928     * YAHOO, INC                                              165,242
       127       YOUNG & RUBICAM, INC                                      5,286
        52     * ZIFF-DAVIS, INC -ZDNET                                    1,547
                                                                      ----------
                                                                       6,543,625
                                                                      ----------

CHEMICALS AND ALLIED PRODUCTS--9.50%
     5,731       ABBOTT LABORATORIES CO                                  177,302
        34     * ABGENIX, INC                                             12,197
       798       AIR PRODUCTS & CHEMICALS, INC                            19,900
        23     * ALBANY MOLECULAR RESEARCH, INC                            1,598
        92       ALBEMARLE CORP                                            1,472
       129       ALBERTO CULVER CO (CLASS B)                               2,523
        45     * ALGOS PHARMACEUTICAL CORP                                   720
        91     * ALKERMES, INC                                            13,001
       510       ALLERGAN, INC                                            24,288
        73       ALPHARMA, INC (CLASS A)                                   2,764
       329     * ALZA CORP                                                12,090
     4,916       AMERICAN HOME PRODUCTS CORP                             243,342
     3,846     * AMGEN, INC                                              229,077
        65     * ANDRX CORP                                                6,483
        45     * ANESTA CORP                                                 945

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------

CHEMICALS AND ALLIED PRODUCTS--(Continued)
        82       ARCH CHEMICALS, INC                                  $    1,419
        51     * AVIRON, INC                                               2,027
       912     z AVON PRODUCTS, INC                                       23,940
        50     * BARR LABORATORIES, INC                                    2,187
       199     * BIO-TECHNOLOGY GENERAL CORP                               3,146
       566     * BIOGEN, INC                                              47,579
        55     * BIOMATRIX, INC                                            1,471
        56     * BLOCK DRUG, INC (CLASS A)                                 1,673
     7,469       BRISTOL MYERS SQUIBB CO                                 391,188
       383       CABOT CORP                                               10,364
       128     * CALGON CARBON CORP                                          960
        88     * CAMBREX CORP                                              3,195
       751     * CAREMARK RX, INC                                          2,957
        81       CARTER WALLACE, INC                                       1,442
        76     * CELL PATHWAYS, INC                                        2,916
       115     * CEPHALON, INC                                             7,273
        37     * CHATTEM, INC                                                566
        68       CHEMFIRST, INC                                            1,317
        52     * CHIREX, INC                                               1,235
        86     * CHIRON CORP                                               5,154
       146       CHURCH & DWIGHT CO, INC                                   2,180
       435       CK WITCO CORP                                             4,295
       882       CLOROX CO                                                26,349
     2,195       COLGATE PALMOLIVE CO                                     93,836
        87     * COLUMBIA LABORATORIES, INC                                1,533
        86     * COR THERAPEUTICS, INC                                     7,541
        56     * CORIXA CORP                                               3,297
        63     * COULTER PHARMACEUTICALS, INC                              2,709
        83     * CYGNUS, INC                                               1,473
       161     * CYTEC INDUSTRIES, INC                                     4,306
        87       DEXTER CORP                                               3,730
        42       DIAGNOSTIC PRODUCTS CORP                                    955
       357       DIAL CORP                                                 3,927
       826       DOW CHEMICAL CO                                          80,948
     3,693       DU PONT (E.I.) DE NEMOURS & CO                          169,647
       167     * DURA PHARMACEUTICALS, INC                                 2,463
        82     * DURAMED PHARMACEUTICALS, INC                                717
       295       EASTMAN CHEMICAL CO                                      10,656
       425       ECOLAB, INC                                              12,909
       139     * ENZON, INC                                                9,234
       235       ETHYL CORP                                                  719
       133       FERRO CORP                                                2,477
        99     * FMC CORP                                                  4,764
       315     * FOREST LABORATORIES, INC                                 22,286
        50       FULLER (H.B.) CO                                          2,575
        50     * GELTEX PHARMACEUTICALS, INC                               1,056
       317     * GENZYME CORP (GENERAL DIVISION)                          18,267
        79       GEON CO                                                   1,471
       117       GEORGIA GULF CORP                                         2,369
       165     * GILEAD SCIENCES, INC                                     11,828
       249     * GRACE W.R. & CO                                           2,552
       192       GREAT LAKES CHEMICAL CORP                                 5,400
        87     * GUILFORD PHARMACEUTICALS, INC                             3,191
       184       HANNA (M.A.) CO                                           1,909
        92     * HEMISPHERX BIOPHARMA, INC                                 1,627
       400       HERCULES, INC                                             6,200
       175     * HUMAN GENOME SCIENCES, INC                               30,187
       295       ICN PHARMACEUTICALS, INC                                  7,319
       145     * ICOS CORP                                                 7,014
       159     * IDEC PHARMACEUTICALS CORP                                20,560
       138     * IDEXX LABORATORIES, INC                                   3,855
        37     * IGEN INTERNATIONAL, INC                                   1,165
       376       IMC GLOBAL, INC                                           4,864
       107     * IMCLONE SYSTEMS, INC                                     14,445
       284     * IMMUNEX CORP                                             60,563
        51     * INHALE THERAPEUTIC SYSTEMS                                6,171
        56     * INTERNATIONAL SPECIALTY PRODUCTS, INC                       336
       396       INTERNATIONAL FLAVORS & FRAGRANCES, INC                  12,375
        24     * INVITROGEN CORP                                           1,860
       116     * ISIS PHARMACEUTICALS, INC                                 2,784
       525     * IVAX CORP                                                14,765
     5,239       JOHNSON & JOHNSON CO                                    370,986
       206       JONES PHARMACEUTICAL, INC                                 8,304
       104     * KING PHARMACEUTICALS, INC                                 4,849
        45     * KV PHARMACEUTICAL CO (CLASS B)                            1,454
       329       LAUDER (ESTEE) CO (CLASS A)                              13,077
       170     * LIGAND PHARMACEUTICALS CO (CLASS A)                       3,145
     3,445       LILLY (ELI) & CO                                        210,790
        86       LILLY INDUSTRIES, INC (CLASS A)                             962
       147     * LIPOSOME CO, INC                                          2,149
       206       LUBRIZOL CORP                                             5,072
       410       LYONDELL CHEMICAL CO                                      4,484
        58       MACDERMID, INC                                            1,816
        79     * MACROCHEM CORP (DELAWARE)                                   540
       262       MALLINCKRODT, INC                                         6,238
        23     * MANNATECH, INC                                              109
       107     * MEDICIS PHARMACEUTICAL CORP (CLASS A)                     5,243
       210     * MEDIMMUNE, INC                                           40,306
     8,801       MERCK & CO, INC                                         524,209
       257       MILLENNIUM CHEMICAL, INC                                  3,951
       140     * MILLENNIUM PHARMACEUTICALS, INC                          32,970
        71       MINERALS TECHNOLOGIES, INC                                2,755
        98       MISSISSIPPI CHEMICAL CORP                                   679
     2,390       MONSANTO CO                                              95,002
       487       MYLAN LABORATORIES, INC                                  13,575
        52       NATURES SUNSHINE PRODUCTS, INC                              464
       208     * NBTY, INC                                                 2,613
        10       NCH CORP                                                    431
        45     * NEUROGEN CORP                                             2,022
        82       NL INDUSTRIES, INC                                        1,189
        45     * OCTEL CORP                                                  438
       152       OLIN CORP                                                 2,479
        90       OM GROUP, INC                                             3,217
       124       OMNOVA SOLUTIONS, INC                                       674
       115     * ORGANOGENESIS, INC                                        2,077
        62     * PATHOGENESIS CORP                                         1,860
       232     * PERRIGO CO                                                1,718
    14,577       PFIZER, INC                                             512,017
        65     * PHARMACEUTICAL RESOURCES, INC                               442
     1,952       PHARMACIA & UPJOHN, INC                                 101,504
        57     * PHARMACYCLICS, INC                                        4,207
       654       PPG INDUSTRIES, INC                                      30,533
       599       PRAXAIR, INC                                             20,066
     4,948       PROCTER & GAMBLE CO                                     262,553
        70     * PROTEIN DESIGN LABORATORIES, INC                         18,760
        61     * REGENERON PHARMACEUTICALS, INC                            2,440
        75     * REVLON, INC (CLASS A)                                       778
       128     * REXALL SUNDOWN, INC                                       1,904
        29     * ROGERS CORP                                               1,928

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------

CHEMICALS AND ALLIED PRODUCTS--(Continued)
       361       ROHM & HAAS CO                                       $   12,838
       407       RPM, INC                                                  4,222
        34     * SAFESCIENCE, INC                                            537
        58     * SANGSTAT MEDICAL CORP                                     2,262
        19     * SCHEIN PHARMACEUTICAL, INC                                  286
     5,532       SCHERING-PLOUGH CORP                                    207,104
       116       SCHULMAN (A.), INC                                        1,506
        69     * SCOTTS CO (CLASS A)                                       2,070
       254     * SEPRACOR, INC                                            28,511
        72     * SEROLOGICALS CORP                                           648
       532       SHERWIN-WILLIAMS CO                                      10,074
       334     * SICOR, INC                                                3,611
        80       SIGMA ALDRICH CORP                                        1,770
        22       STEPAN CO                                                   475
        72     * SUPERGEN, INC                                             4,756
        76     * TECHNE CORP                                               5,861
        99     * THERAGENICS CORP                                          1,534
        75     * TRANSKARYOTIC THERAPIES, INC                              5,207
       123     * TRIANGLE PHARMACEUTICALS, INC                             1,929
        86     * TWINLAB CORP                                                548
       448       UNION CARBIDE CORP                                       21,336
       341       USEC, INC                                                 1,236
       146       VALSPAR CORP                                              4,872
        62     * VENTIV HEALTH, INC                                          581
        97     * VERTEX PHARMACEUTICALS, INC                               6,408
        61     * VICAL, INC                                                2,937
       633       WARNER-LAMBERT CO                                        58,473
       361     * WATSON PHARMACEUTICALS, INC                              13,560
       128     * WELLMAN, INC                                              2,552
        48       WEST PHARMACEUTICAL SERVICES                              1,266
                                                                      ----------
                                                                       4,717,319
                                                                      ----------

COAL MINING--0.00%
        63       ARCH COAL, INC                                              507
                                                                      ----------

COMMUNICATIONS --12.14%
        56     * ADELPHIA BUSINESS SOLUTIONS, INC                          3,780
       203     * ADELPHIA COMMUNICATIONS CORP (CLASS A)                   10,111
        91     * ADVANCED RADIO TELECOM CORP                               3,975
        61     * AERIAL COMMUNICATIONS, INC                                3,213
       367     * ALLEGIANCE TELECOM, INC                                  36,287
     1,132       ALLTEL CORP                                              77,046
        69     * AMERICAN MOBILE SATELLITE CORP                            2,781
       578     * AMFM, INC                                                32,946
       112     * ASCENT ENTERTAINMENT GROUP, INC                           1,687
    12,032       AT & T CORP                                             653,488
     4,851     * AT & T CORP - LIBERTY MEDIA Group (CLASS A)             255,283
     5,847       BELL ATLANTIC CORP                                      335,106
     7,088       BELLSOUTH CORP                                          330,921
        17       BHC COMMUNICATIONS, INC (CLASS A)                         2,550
       519       BROADWING, INC                                           20,208
       465     * CABLEVISION SYSTEMS CORP (CLASS A)                       27,958
       125     * CAPROCK COMMUNICATIONS CORP                               6,500
     2,871     * CBS CORP                                                164,723
       525       CENTURYTEL, INC                                          17,489
        49       CFW COMMUNICATIONS CO                                     1,923
        61     * CHRIS CRAFT INDUSTRIES, INC                               4,121
        85     * CITADEL COMMUNICATIONS CORP                               3,410
     1,007     * CLEAR CHANNEL COMMUNICATIONS, INC                        62,371
        64     * COM21, INC                                                4,512
     2,795       COMCAST CORP (CLASS A) SPECIAL                          113,022
        39     * COMMONWEALTH TELEPHONE ENTERPRISES                        1,974
        84     * COMSAT CORP                                               1,375
       159     * CONCENTRIC NETWORK CORP                                   9,132
       341     * COVAD COMMUNICATIONS GROUP                               33,119
       552     * COX COMMUNICATIONS, INC (CLASS A)                        24,874
        34     * COX RADIO, INC (CLASS A)                                  2,178
       317     * CROWN CASTLE INTERNATIONAL CORP                          13,155
        35     * CT COMMUNICATIONS, INC                                    2,196
        68     * CUMULUS MEDIA, INC                                        1,738
       192     * E.SPIRE COMMUNICATIONS, INC                               2,772
        33     * ELECTRIC LIGHTWAVE, INC (CLASS A)                           759
       172     * EMMIS COMMUNICATIONS (CLASS A)                            5,998
        89     * ENTERCOM COMMUNICATIONS CORP                              4,082
       624     * EXODUS COMMUNICATIONS, INC                              102,687
        36     * FLASHNET                                                    231
       507     * FOX ENTERTAINMENT GROUP, INC                             12,991
        68       GAYLORD ENTERTAINMENT CO                                  1,836
       142     * GENERAL COMMUNICATION (CLASS A)                             923
       678     * GLOBAL TELESYSTEMS GROUP, INC                            20,594
        48       GRAY COMMUNICATIONS SYSTEMS, INC                            726
     3,659       GTE CORP                                                246,067
        81     * HEARST-ARGYLE TELEVISION, INC                             1,675
       157     * HISPANIC BROADCASTING CORP                               15,974
       179     * ICG COMMUNICATIONS, INC                                   6,365
        75     * IDT CORP                                                  2,596
     1,095     * INFINITY BROADCASTING CORP (CLASS A)                     36,271
       181     * INTERMEDIA COMMUNICATIONS, INC                           13,450
        88     * INTERNATIONAL FIBERCOM, INC                               2,552
        54     * INTRAWARE, INC                                            4,009
       182     * ITC DELTACOM, INC                                         7,609
        11     * LATITUDE COMMUNICATIONS, INC                                274
        36     * LAUNCH MEDIA, INC                                           756
        76     * LEAP WIRELESS INTERNATIONAL, INC                          6,849
     1,008     * LEVEL 3 COMMUNICATIONS, INC                             131,229
       172     * LIBERTY DIGITAL, INC (CLASS A)                            9,051
    12,002       LUCENT TECHNOLOGIES, INC                                811,635
    10,687     * MCI WORLDCOM, INC                                       498,949
       410     * MCLEODUSA, INC (CLASS A)                                 42,845
     2,304     * MEDIA ONE GROUP, INC                                    180,000
       406     * METROMEDIA FIBER NETWORK (CLASS A)                       33,901
        65     * MGC COMMUNICATIONS, INC                                   4,440
       607     * NEXTEL COMMUNICATIONS, INC (CLASS A)                     96,892
       501     * NEXTLINK COMMUNICATIONS, INC                             61,779
        56     * NORTH PITTSBURGH SYSTEMS, INC                               740
        19     * NORTHEAST OPTIC NETWORK, INC                              1,995
        57     * NORTHPOINT COMMUNICATIONS GROUP, INC                      1,681
       496     * NTL, INC                                                 52,111
        54     * PACIFIC GATEWAY EXCHANGE, INC                             1,130
       353     * PAGING NETWORK, INC                                       1,742
       160     * PANAMSAT CORP                                             8,810
       112     * PAXSON COMMUNICATIONS CORP                                1,064
        41     * PEGASUS COMMUNICATIONS CORP                               5,745
        93     * POWERTEL, INC                                             8,230
       163     * PRICE COMMUNICATIONS CORP                                 3,973
       108     * PRIMUS TELECOMMUNICATIONS GROUP, INC                      5,109
       177     * PTEK HOLDINGS, INC                                        1,628
       459     * QWEST COMMUNICATIONS INTERNATIONAL, INC                  24,183
        32     * RADIO ONE, INC                                            2,104
       155     * RCN CORP                                                 10,385

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------

COMMUNICATIONS --(Continued)
       238     * RHYTHMS NETCONNECTIONS, INC                          $    9,609
        29     * SAGA COMMUNICATIONS, INC (CLASS A)                          514
    12,845       SBC COMMUNICATIONS, INC                                 539,490
        94     * SINCLAIR BROADCASTING GROUP, INC (CLASS A)                  834
        61     * SIRIUS SATELLITE RADIO, INC                               3,614
     2,582       SPRINT CORP (FON GROUP)                                 158,470
     1,678     * SPRINT CORP (PCS GROUP)                                 100,155
       136     * STAR TELECOMMUNICATIONS, INC                                943
       153     * TALK.COM, INC                                             2,314
       205       TELEPHONE & DATA SYSTEMS, INC                            21,730
        83     * TELIGENT, INC                                             7,553
        71     * TIME WARNER TELECOM, INC                                  6,341
       142     * TV GUIDE, INC                                             8,320
        62     * U.S. CELLULAR CORP                                        4,274
        39     * U.S. LEC CORP (CLASS A)                                   1,779
     1,903       U.S. WEST, INC                                          133,923
       407     * U.S.A. NETWORKS, INC                                      9,437
        15       UNITED TELEVISION, INC                                    1,935
       312     * UNITEDGLOBALCOM, INC (CLASS A)                           34,008
       297     * UNIVISION COMMUNICATIONS, INC                            28,474
     1,900     * VIACOM, INC (CLASS B)                                   102,718
        53     * VIATEL, INC                                               3,713
       530     * VOICESTREAM WIRELESS CORP                                62,208
        81     * WAVO CORP                                                   627
       171     * WESTERN WIRELESS CORP (CLASS A)                           9,405
       207     * WINSTAR COMMUNICATIONS, INC                              11,385
        41     * WORLDGATE COMMUNICATIONS, INC                             1,427
        45     * WORLDPAGES.COM, INC                                         458
        35     * YOUNG BROADCASTING, INC (CLASS A)                           853
                                                                      ----------
                                                                       6,031,060
                                                                      ----------

DEPOSITORY INSTITUTIONS--4.90%
        36       ALABAMA NATIONAL BANCORP                                    594
        39     * ALLIANCE BANCORP                                            641
       106       AMCORE FINANCIAL, INC                                     2,086
     1,473       AMSOUTH BANCORP                                          19,609
        95       ANCHOR BANCORP WISCONSIN, INC                             1,276
        30     * ANCHOR FINANCIAL CORP                                       952
        25       ANDOVER BANCORP, INC                                        631
        45       AREA BANCSHARES CORP                                        877
       241       ASSOCIATED BANC-CORP                                      5,452
       205       ASTORIA FINANCIAL CORP                                    4,561
        15       BANCFIRST CORP                                              403
        25       BANCFIRST OHIO CORP                                         512
        31       BANCO SANTANDER (Puerto Rico) SAN JUAN                      403
       215       BANCORPSOUTH, INC                                         3,493
       190       BANCWEST CORP                                             2,873
     6,504       BANK OF AMERICA CORP                                    278,859
        43       BANK OF GRANITE CORP                                        774
     2,773       BANK OF NEW YORK CO, INC                                 88,042
     4,322       BANK ONE CORP                                           105,889
       122       BANK UNITED CORP (CLASS A)                                3,172
       160       BANKATLANTIC BANCORP, INC (CLASS B)                         877
        88       BANKNORTH GROUP, INC                                      1,644
        94       BAY VIEW CAPITAL CORP                                       722
     1,256       BB&T CORP                                                28,338
        45     * BOK FINANCIAL CORP                                          742
        62       BRENTON BANKS, INC                                          530
        50     * BROOKLINE BANCORP, INC                                      470
        31       BSB BANCORP, INC                                            527
        63       BT FINANCIAL CORP                                           945
        21     * CAPITAL CITY BANK GROUP, INC                                384
        44       CAPITOL FEDERAL FINANCIAL                                   409
        97       CAROLINA FIRST CORP                                       1,461
        34       CATHAY BANCORP, INC                                       1,455
       152       CCB FINANCIAL CORP                                        5,139
        74     * CENTENNIAL BANCORP                                          689
       151       CENTURA BANKS, INC                                        5,209
        39       CENTURY SOUTH BANKS, INC                                    904
        74     * CFS BANCORP, INC                                            564
       653       CHARTER ONE FINANCIAL, INC                               10,448
     3,134       CHASE MANHATTAN CORP                                    246,606
        53       CHEMICAL FINANCIAL CORP                                   1,338
       106       CHITTENDEN CORP                                           2,809
       153       CITIZENS BANKING CORP (MICHIGAN)                          2,486
        63       CITY HOLDINGS CO                                            797
       146       CITY NATIONAL CORP                                        3,850
       366       COLONIAL BANCGROUP, INC                                   3,294
       589       COMERICA, INC                                            20,062
       110       COMMERCE BANCORP, INC                                     3,492
       236       COMMERCE BANCSHARES, INC                                  6,416
       228       COMMERCIAL FEDERAL CORP                                   2,850
        45       COMMONWEALTH BANCORP, INC                                   638
       177       COMMUNITY FIRST BANKSHARES, INC                           2,455
        42       COMMUNITY TRUST BANCORP, INC                                756
       428       COMPASS BANCSHARES, INC                                   6,821
       770     * CONCORD EFS, INC                                         12,801
        35       CORUS BANKSHARES, INC                                       853
        32     * CPB, INC                                                    780
       201       CULLEN FROST BANKERS, INC                                 3,944
        54       CVB FINANCIAL CORP                                          756
       417       DIME BANCORP, INC                                         6,333
        48       DIME COMMUNITY BANCORP, INC                                 672
        77       DOWNEY FINANCIAL CORP                                     1,482
        35       F & M BANCORP, INC (MARYLAND)                               616
        87       F & M NATIONAL CORP                                       1,957
        76       F.N.B. CORP                                               1,463
        24       FARMERS CAPITAL BANK CORP                                   732
        40     * FCNB CORP                                                   610
       921       FIFTH THIRD BANCORP                                      42,250
        88       FIRST BANCORP (PUERTO RICO)                               1,518
        41     * FIRST BUSEY CORP                                            796
        59       FIRST CHARTER CORP                                          792
        20       FIRST CITIZENS BANCSHARES, INC (CLASS A)                  1,232
        21       FIRST COMMERCE BANCSHARES, INC                              723
       233       FIRST COMMONWEALTH FINANCIAL CORP                         2,271
        58       FIRST FEDERAL CAPITAL CORP                                  645
       134       FIRST FINANCIAL BANCORP                                   2,370
        38       FIRST FINANCIAL BANKSHARES, INC                             959
        23       FIRST FINANCIAL CORP (INDIANA)                              782
        50       FIRST FINANCIAL HOLDINGS, INC                               743
        35       FIRST INDIANA CORP                                          616
        41       FIRST MERCHANTS CORP                                        989
       134       FIRST MIDWEST BANCORP, INC                                2,847
        36     * FIRST REPUBLIC BANK                                         612
       737       FIRST SECURITY CORP                                       8,890
       150       FIRST SENTINEL BANCORP, INC                               1,190
        42       FIRST SOURCE CORP                                           787
       489       FIRST TENNESSEE NATIONAL CORP                             7,885
     3,719       FIRST UNION CORP                                        118,543

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------

DEPOSITORY INSTITUTIONS--(Continued)
          95    FIRST UNITED BANCSHARES, INC                          $    1,045
         187    FIRST VIRGINIA BANKS, INC                                  5,645
          43    FIRST WASHINGTON BANCORP, INC                                591
       3,691    FIRSTAR CORP                                              64,823
          69  * FIRSTFED FINANCIAL CORP                                      832
           4    FIRSTMERIT CORP                                               56
          27    FLAGSTAR BANCORP, INC                                        347
       3,447    FLEETBOSTON FINANCIAL CORP                                88,544
          55    FRONTIER FINANCIAL CORP                                    1,051
         259    FULTON FINANCIAL CORP                                      4,176
          40    GBC BANCORP                                                  850
          33  * GLACIER BANCORP, INC                                         420
         255    GOLDEN STATE BANCORP, INC                                  3,171
         521    GOLDEN WEST FINANCIAL CORP                                14,490
          58    GRAND PREMIER FINANCIAL, INC                                 580
          25    GREAT SOUTHERN BANCORP                                       489
          51    GREATER BAY BANCORP                                        1,918
         328    GREENPOINT FINANCIAL CORP                                  5,166
          32  * HAMILTON BANCORP, INC                                        468
          35    HANCOCK HOLDINGS CO                                        1,189
          48    HARBOR FLORIDA BANCSHARES, INC                               501
          30    HARLEYSVILLE NATIONAL CORP                                   795
          33    HARRIS FINANCIAL, INC                                        204
         604    HIBERNIA CORP (CLASS A)                                    5,398
          62    HUDSON RIVER BANCORP, INC                                    616
         190    HUDSON UNITED BANCORP                                      3,669
         767    HUNTINGTON BANCSHARES, INC                                14,237
         140  * IMPERIAL BANCORP                                           3,718
         200    INDEPENDENCE COMMUNITY BANK CORP                           2,000
          44    INDEPENDENT BANK CORP                                        426
          47    INTERNATIONAL BANCSHARES CORP                              1,785
          60    INTERWEST BANCORP, INC                                       990
          41    IRWIN FINANCIAL CORP                                         656
         183    KEYSTONE FINANCIAL, INC                                    2,687
          77  * LOCAL FINANCIAL CORP                                         591
          29    M & T BANK CORP                                           10,838
          91    MAF BANCORP, INC                                           1,490
         357    MARSHALL & ILSLEY CORP                                    16,221
       2,627    MBNA CORP                                                 57,958
       1,915    MELLON FINANCIAL CORP                                     52,782
         260    MERCANTILE BANKSHARES CORP                                 6,646
          72    MERCHANTS NEW YORK BANCORP, INC                            1,179
          10  * MICHIGAN FINANCIAL CORP                                      220
          32    MID-AMERICA BANCORP                                          768
          42  * MID-STATE BANCSHARES                                       1,013
          31  * MIDWEST BANC HOLDING, INC                                    465
          24    MISSISSIPPI VY BANCSHARES                                    540
         661    MORGAN (J.P.) & CO, INC                                   70,107
          56    NATIONAL BANCORP OF ALASKA, INC                            1,645
          67    NATIONAL CITY BANCSHARES, INC                              1,691
       1,900    NATIONAL CITY CORP                                        32,893
         322    NATIONAL COMMERCE BANCORP                                  5,453
          67    NATIONAL PENN BANCSHARES, INC                              1,373
          28  * NATIONAL PROCESSING, INC                                     236
          68    NBT BANCORP, INC                                             935
          89  * NETBANK, INC                                               1,079
          47    NIAGARA BANCORP, INC                                         423
         551    NORTH FORK BANCORP, INC                                    8,092
         783    NORTHERN TRUST CORP                                       40,960
          55    NORTHWEST BANCORP, INC                                       398
          50  * OCEANFIRST FINANCIAL CORP                                    787
         143  * OCWEN FINANCIAL CORP                                         938
         413    OLD KENT FINANCIAL CORP                                   10,041
         182    OLD NATIONAL BANCORP                                       4,413
          33    OMEGA FINANCIAL CORP                                         829
         126    ONE VALLEY BANCORP, INC                                    3,528
          43    ORIENTAL FINANCIAL GROUP                                     795
          92    PACIFIC CAPITAL BANCORP                                    2,300
         302    PACIFIC CENTURY FINANCIAL CORP                             4,945
          32    PARK NATIONAL CORP                                         3,136
          98    PEOPLES BANK OF BRIDGEPORT CO                              1,702
         384    PEOPLES HERITAGE FINANCIAL GROUP, INC                      4,032
          23    PEOPLES HOLDINGS CO                                          563
          49    PFF BANCORP, INC                                             689
       1,108    PNC BANK CORP                                             41,480
         511    POPULAR, INC                                               9,828
          64    PREMIER NATIONAL BANCORP                                     704
          96    PROVIDENT BANKSHARES CORP                                  1,536
          80    PROVIDENT FINANCIAL GROUP                                  2,270
         535    PROVIDIAN FINANCIAL CORP                                  34,708
          63    QUEENS COUNTY BANCORP, INC                                 1,181
         823    REGIONS FINANCIAL CORP                                    15,688
         171    REPUBLIC BANCORP, INC                                      1,442
          22    REPUBLIC BANCORP, INC (KENTUCKY)                             177
          21    REPUBLIC BANCSHARES, INC                                     228
         187    REPUBLIC SECURITY FINANCIAL CORP                           1,168
         116    RICHMOND COUNTY FINANCIAL CORP                             2,008
          72    RIGGS NATIONAL CORP                                          859
         200    ROSLYN BANCORP, INC                                        3,087
         101    S & T BANCORP, INC                                         1,767
         141    S1 CORP                                                   14,805
          36    SANDY SPRING BANCORP, INC                                    702
         100    SEACOAST FINANCIAL SERVICES CORP                             925
          40  * SECOND BANCORP, INC                                          795
          37    SHORELINE FINANCIAL CORP                                     573
          74  * SILICON VALLEY BANCSHARES                                  6,419
          28    SIMMONS FIRST NATIONAL CORP (CLASS A)                        612
         200    SKY FINANCIAL GROUP, INC                                   2,887
         600    SOUTHTRUST CORP                                           12,862
         105  * SOUTHWEST BANCORP OF TEXAS, INC                            1,870
         682    SOVEREIGN BANCORP, INC                                     4,816
          32    ST. FRANCIS CAPITAL CORP                                     460
         602    STATE STREET CORP                                         40,710
         149    STATEN ISLAND BANCORP, INC                                 2,579
          98    STERLING BANCSHARES, INC                                     857
          30  * STERLING FINANCIAL CORP                                      536
         654    SUMMIT BANCORP                                            15,001
       1,205    SUNTRUST BANKS, INC                                       57,086
         139    SUSQUEHANNA BANCSHARES, INC                                1,876
         905    SYNOVUS FINANCIAL CORP                                    13,518
         312    TCF FINANCIAL CORP                                         5,830
          54    TEXAS REGIONAL BANCSHARES, INC (CLASS A)                   1,221
          61    TRUST CO OF NEW JERSEY                                     1,166
         202    TRUSTCO BANK CORP                                          2,272
         240    TRUSTMARK CORP                                             3,750
       2,740    U.S. BANCORP                                              49,320
          70    U.S. TRUST CORP                                           12,276
          36    U.S.B. HOLDINGS CO, INC                                      513
          65    UMB FINANCIAL CORP                                         2,185

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------

DEPOSITORY INSTITUTIONS--(Continued)
         531    UNION PLANTERS CORP                                   $   13,673
         121    UNIONBANCAL CORP                                           3,569
         161    UNITED BANKSHARES, INC                                     2,837
         133    UNITED COMMUNITY FINANCIAL CORP (OHIO)                       914
          60    UNITED NATIONAL BANCORP                                    1,012
          50    USBANCORP, INC                                               418
         228    VALLEY NATIONAL BANCORP                                    4,973
         159    W HOLDING CO, INC                                          1,351
         763    WACHOVIA CORP                                             41,488
         206    WASHINGTON FEDERAL, INC                                    3,090
       2,174    WASHINGTON MUTUAL, INC                                    47,420
         143    WEBSTER FINANCIAL CORP                                     2,886
       6,206    WELLS FARGO CO                                           199,755
          75    WESBANCO, INC                                              1,659
          58    WEST COAST BANCORP (OREGON)                                  616
         142    WESTAMERICA BANCORP                                        3,159
          34    WESTCORP                                                     442
          85    WHITNEY HOLDINGS CORP                                      2,746
         123    WILMINGTON TRUST CORP                                      5,258
         322    ZIONS BANCORP                                             11,994
                                                                      ----------
                                                                       2,431,705
                                                                      ----------
EATING AND DRINKING PLACES--0.56%
         123  * ADVANTICA RESTAURANT GROUP, INC                              172
          92    APPLEBEES INTERNATIONAL, INC                               2,403
          65    AVADO BRANDS, INC                                            186
         145    BOB EVANS FARMS, INC                                       1,866
         246  * BRINKER INTERNATIONAL, INC                                 5,750
         158  * BUFFETS, INC                                               1,402
         221    CBRL GROUP, INC                                            1,888
         102  * CEC ENTERTAINMENT, INC                                     2,524
         195    CKE RESTAURANTS, INC                                       1,230
          90  * CONSOLIDATED PRODUCTS, INC                                   855
         495    DARDEN RESTAURANTS, INC                                    6,404
          44  * DAVE & BUSTERS, INC                                          368
         750    HOST MARRIOTT CORP (NEW)                                   6,750
          76  * IHOP CORP (NEW)                                            1,049
         155  * JACK IN THE BOX, INC                                       3,148
          97  * LANDRYS SEAFOOD RESTAURANTS, INC                             666
         125  * LONE STAR STEAKHOUSE & SALOON, INC                         1,125
          84    LUBYS, INC                                                   861
         729    MARRIOTT INTERNATIONAL (CLASS A)                          19,637
       5,098    MCDONALD'S CORP                                          162,498
          46    MORRISON MANAGEMENT SPECIALISTS, INC                       1,052
          37  * NPC INTERNATIONAL, INC                                       289
          53  * OCHARLEYS, INC                                               609
         257  * OUTBACK STEAKHOUSE, INC                                    6,714
          23  * P. F. CHANGS CHINA BISTRO, INC                               756
          85  * PAPA JOHNS INTERNATIONAL, INC                              2,333
         117    RUBY TUESDAY, INC                                          1,930
         136  * RYANS FAMILY STEAK HOUSES, INC                             1,326
         119    SODEXHO MARRIOTT SERVICES, INC                             1,301
          69  * SONIC CORP                                                 1,707
          65  * THE CHEESECAKE FACTORY CO                                  2,043
         581  * TRICON GLOBAL RESTAURANTS, INC                            16,122
         281  * U.S. FOODSERVICE, INC                                      7,095
         331    VIAD CORP                                                  7,095
         394    WENDY'S INTERNATIONAL, INC                                 6,328
                                                                      ----------
                                                                         277,482
                                                                      ----------
EDUCATIONAL SERVICES--0.04%
         289  * APOLLO GROUP, INC (CLASS A)                                6,448
          10  * BERLITZ INTERNATIONAL, INC                                   154
          28  * CAREER EDUCATION CORP                                      1,008
          17  * CORINTHIAN COLLEGES, INC                                     344
         226  * DEVRY, INC                                                 4,477
          72  * EDUCATION MANAGEMENT CORP                                  1,012
          55  * ITT EDUCATIONAL SERVICES, INC                                800
          41  * LEARNING TREE INTERNATIONAL, INC                           1,240
          28  * STRAYER EDUCATION, INC                                       689
         166  * SYLVAN LEARNING SYSTEMS, INC                               2,635
                                                                      ----------
                                                                          18,807
                                                                      ----------

ELECTRIC, GAS, AND SANITARY SERVICES--2.60%
         543  * AES CORP                                                  39,639
         214    AGL RESOURCES, INC                                         3,704
         432    ALLEGHENY ENERGY, INC                                     10,368
         295    ALLIANT ENERGY CORP                                        8,352
         711  * ALLIED WASTE INDUSTRIES, INC                               4,177
         517    AMEREN CORP                                               14,540
         731    AMERICAN ELECTRIC POWER CO, INC                           19,051
          34    AMERICAN STATES WATER CO                                     969
         365    AMERICAN WATER WORKS CO, INC                               7,140
         117    ATMOS ENERGY CORP                                          1,828
         138    AVISTA CORP                                                4,407
          80    BLACK HILLS CORP                                           1,835
          44    CALIFORNIA WATER SERVICE GROUP                             1,105
         237  * CALPINE CORP                                              26,307
         601    CAROLINA POWER & LIGHT CO                                 17,353
          42    CASCADE NATURAL GAS CORP                                     588
          38  * CASELLA WASTE SYSTEMS, INC (CLASS A)                         275
         801    CENTRAL & SOUTH WEST CORP                                 12,665
          63    CH ENERGY GROUP, INC                                       1,775
         564    CINERGY CORP                                              11,385
         981  * CITIZENS UTILITIES CO (CLASS B)                           15,941
          85    CLECO CORP                                                 2,682
         122    CMP GROUP, INC                                             3,446
         390    CMS ENERGY CORP                                            6,703
         673    COASTAL CORP                                              31,168
         309    COLUMBIA ENERGY GROUP                                     17,535
         310    CONECTIV, INC                                              4,378
         832    CONSOLIDATED EDISON CO OF NEW YORK,INC                    22,828
         563    CONSTELLATION ENERGY GROUP                                16,784
          33    CTG RESOURCES, INC                                         1,167
         806    DOMINION RESOURCES, INC                                   29,267
         597    DPL, INC                                                  11,492
         278    DQE, INC                                                  13,118
         546    DTE ENERGY CO                                             16,789
       1,377    DUKE ENERGY CORP                                          63,858
         475    DYNEGY, INC                                               28,084
         102    EASTERN ENTERPRISES CO                                     5,826
          77    EASTERN UTILITIES ASSOCIATION CO                           2,382
       1,307    EDISON INTERNATIONAL CO                                   20,013
         224  * EL PASO ELECTRIC CO                                        2,156
         743    EL PASO ENERGY CORP                                       29,394
          65    EMPIRE DISTRICT ELECTRIC CO                                1,300
         101    ENERGEN CORP                                               1,502
         494    ENERGY EAST CORP                                           9,324
         909    ENTERGY CORP                                              16,305
         124    EQUITABLE RESOURCES, INC                                   5,006
          33    ETOWN CORP                                                 2,134

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------
ELECTRIC, GAS, AND SANITARY SERVICES--(Continued)
         877    FIRSTENERGY CORP                                      $   16,060
         345    FLORIDA PROGRESS CORP                                     15,115
         675    FPL GROUP, INC                                            29,531
         465    GPU, INC                                                  11,160
         121    HAWAIIAN ELECTRIC INDUSTRIES, INC                          3,440
         142    IDACORP, INC                                               4,588
         112    INDIANA ENERGY, INC                                        2,044
         290    IPALCO ENTERPRISES, INC                                    4,857
         233    KANSAS CITY POWER & LIGHT CO                               5,548
         504    KEYSPAN CORP                                              10,804
         384    KINDER MORGAN, INC                                        10,512
          71    LACLEDE GAS CO                                             1,384
         488    LOUISVILLE GAS & ELECTRIC ENERGY CORP                     10,736
          61    MADISON GAS & ELECTRIC CO                                  1,059
         323    MCN ENERGY GROUP, INC                                      8,054
         215    MDU RESOURCES GROUP, INC                                   3,923
         157  * MIDAMERICAN ENERGY HOLDINGS CO                             5,465
         277    MINNESOTA POWER, INC                                       4,241
         415    MONTANA POWER CO                                          22,928
         146    NATIONAL FUEL GAS CO                                       5,986
         435    NEW CENTURY ENERGIES, INC                                 10,875
         223    NEW ENGLAND ELECTRIC SYSTEMS CO                           11,972
          67    NEW JERSEY RESOURCES CORP                                  2,533
         260  * NEWPARK RESOURCES, INC                                     1,885
         705  * NIAGARA MOHAWK HOLDINGS, INC                               7,887
         177    NICOR, INC                                                 5,332
         471    NISOURCE, INC                                              6,917
         495    NORTHEAST UTILITIES CO                                     9,838
         583    NORTHERN STATES POWER CO                                   9,692
          94    NORTHWEST NATURAL GAS CO                                   1,762
          87    NORTHWESTERN CORP                                          1,990
         257    NSTAR                                                     10,087
          48    NUI CORP                                                   1,128
         293    OGE ENERGY CORP                                            4,981
         119    ONEOK, INC                                                 2,833
          45    OTTER TAIL POWER CO                                        1,665
         700    PECO ENERGY CO                                            26,775
         134    PEOPLES ENERGY CORP                                        3,685
       1,446    PG&E CORP                                                 30,727
         134    PHILADELPHIA SUBURBAN CORP                                 2,261
         117    PIEDMONT NATURAL GAS CO, INC                               2,917
         319    PINNACLE WEST CAPITAL CORP                                 8,353
         446    POTOMAC ELECTRIC POWER CO                                  8,808
         541    PPL CORP                                                  10,414
         136    PUBLIC SERVICE CO OF NEW MEXICO                            2,099
         823    PUBLIC SERVICE ENTERPRISE GROUP, INC                      21,500
         318    PUGET SOUND ENERGY, INC                                    6,340
         310    QUESTAR CORP                                               4,514
         920    RELIANT ENERGY, INC                                       19,435
         238  * REPUBLIC SERVICES, INC (CLASS A)                           2,603
         137    RGS ENERGY GROUP, INC                                      2,654
          67    SEMCO ENERGY, INC                                            770
         905    SEMPRA ENERGY                                             15,780
         295    SIERRA PACIFIC RESOURCES (NEW)                             4,093
          89    SIG CORP, INC                                              2,158
           8    SJW CORP                                                     900
          30    SOUTH JERSEY INDUSTRIES, INC                                 855
       2,534    SOUTHERN CO                                               53,530
         135  * SOUTHERN UNION CO                                          1,797
         116    SOUTHWEST GAS CORP                                         2,059
          94    SOUTHWESTERN ENERGY CO                                       646
          51  * STERICYCLE, INC                                            1,020
         487    TECO ENERGY, INC                                           8,674
       1,041    TEXAS UTILITIES CO                                        27,716
           8  * THERMO ECOTEK CORP                                            83
          47    TNP ENTERPRISES, INC                                       2,035
          22  * TRIGEN ENERGY CORP                                           514
          50  * U.S. LIQUIDS, INC                                            284
         120    UGI CORP                                                   2,190
         819    UNICOM CORP                                               30,763
         122  * UNISOURCE ENERGY CORP HOLDINGS CO                          1,723
          54    UNITED ILLUMINATING CO                                     2,133
         105    UNITED WATER RESOURCES, INC                                3,609
         350    UTILICORP UNITED, INC                                      5,753
         175    WASHINGTON GAS LIGHT CO                                    4,189
          59  * WASTE CONNECTIONS, INC                                       645
          11  * WASTE INDUSTRIES, INC                                        110
       1,900    WASTE MANAGEMENT, INC                                     26,600
          57    WESTERN GAS RESOURCES, INC                                   929
         256    WESTERN RESOURCES, INC                                     4,416
         142    WICOR, INC                                                 4,366
       1,637    WILLIAMS COS, INC                                         79,701
         444    WISCONSIN ENERGY CORP                                      7,603
         101    WPS RESOURCES CORP                                         2,360
                                                                      ----------
                                                                       1,289,946
                                                                      ----------

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--14.64%
          77  * ACTEL CORP                                                 2,670
         136  * ACTV, INC                                                  4,479
          60  * ADAPTIVE BROADBAND CORP                                   12,446
       1,130  * ADC TELECOMMUNICATIONS, INC                               60,737
          75  * ADTRAN, INC                                                5,962
          39  * ADVANCED ENERGY INDUSTRIES, INC                            2,771
         272  * ADVANCED FIBRE COMMUNICATIONS, INC                        21,709
         556  * ADVANCED MICRO DEVICES, INC                               29,329
          69  * AEROFLEX, INC                                              4,830
         104  * ALLEN TELECOM, INC                                         1,592
          92  * ALLIANCE SEMICONDUCTOR CORP                                2,116
          63  * ALPHA INDUSTRIES, INC                                      8,568
         670  * ALTERA CORP                                               63,189
         611  * AMERICAN POWER CONVERSION CORP                            20,315
          58  * AMERICAN SUPERCONDUCTOR CORP                               2,639
         431  * AMERICAN TOWER SYSTEMS (CLASS A)                          23,624
          62  * AMERICAN XTAL TECHNOLOGY, INC                              2,511
         121    AMETEK, INC                                                2,026
         341  * AMKOR TECHNOLOGY, INC                                     17,305
         168  * AMPEX CORP (CLASS A)                                         598
          61  * AMPHENOL CORP (CLASS A)                                    5,253
         101  * ANADIGICS, INC                                            10,314
         657  * ANALOG DEVICES, INC                                      113,619
         103  * ANCOR COMMUNICATIONS, INC                                  5,652
         309  * ANDREW CORP                                                8,825
          90  * ANTEC CORP                                                 4,185
         191  * APPLIED MICRO CIRCUITS CORP                               55,581
          41  * ARGUSS HOLDINGS, INC                                         702
         126  * ARTESYN TECHNOLOGIES, INC                                  2,567
         179  * ASPECT TELECOMMUNICATIONS CORP                            10,919
         755  * ATMEL CORP                                                41,100
          81    AVX CORP                                                   5,882
         122    BALDOR ELECTRIC CO                                         2,043

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--(Continued)
          61  * BENCHMARK ELECTRONICS, INC                            $    2,074
         103    BMC INDUSTRIES, INC                                          521
         403  * BROADCOM CORP (CLASS A)                                   97,954
          41  * BROOKTROUT, INC                                            1,985
         145  * BURR BROWN CORP                                            8,627
          48    C&D TECHNOLOGIES, INC                                      2,355
          93  * C-COR.NET CORP                                             3,999
          36  * CARRIER ACCESS CORP                                        2,517
          18  * CATAPULT COMMUNICATIONS CORP                                 244
         108  * CHECKPOINT SYSTEMS, INC                                      945
         517  * CIENA CORP                                                84,206
         181  * COMMSCOPE, INC                                             7,737
         263  * COMVERSE TECHNOLOGY, INC                                  61,443
         617  * CONEXANT SYSTEMS, INC                                     54,334
         309  * COOPER INDUSTRIES, INC                                     9,656
          31  * COPPER MOUNTAIN NETWORKS, INC                              3,348
          95  * CREE, INC                                                 18,430
         104    CTS CORP                                                   5,590
         395  * CYPRESS SEMICONDUCTOR CORP                                19,009
         221    DALLAS SEMICONDUCTOR CORP                                  9,958
         256  * DIGITAL MICROWAVE CORP                                    10,112
         138  * DII GROUP, INC                                            15,723
         123  * E-TEK DYNAMICS, INC                                       35,055
         302  * ECHOSTAR COMMUNICATIONS CORP (CLASS A)                    41,676
          99  * ELECTRO SCIENTIFIC INDUSTRIES, INC                         6,336
         237  * ELOT, INC                                                  1,688
          38  * EMCORE CORP                                                5,795
       1,636    EMERSON ELECTRIC CO                                       67,280
          16  * ESHARE TECHNOLOGIES, INC                                     280
          98  * ESS TECHNOLOGY, INC                                        1,862
          66  * EXAR CORP                                                  5,725
          72    EXIDE CORP                                                   904
          17    FRANKLIN ELECTRIC CO, INC                                  1,094
      12,344    GENERAL ELECTRIC CO                                    1,625,550
         114  * GENERAL SEMICONDUCTOR, INC                                 2,280
          46  * GENLYTE GROUP, INC                                           914
         234  * GLENAYRE TECHNOLOGIES, INC                                 6,435
          62  * GLOBIX CORP                                                3,844
          51  * HADCO CORP                                                 2,757
          61    HARMAN INTERNATIONAL INDUSTRIES, INC                       3,679
          38    HARMON INDUSTRIES, INC                                       629
         100  * HARMONIC LIGHTWAVES, INC                                  14,206
         298    HARRIS CORP                                               10,914
          84    HELIX TECHNOLOGY CORP                                      6,111
          26  * HI/FN, INC                                                 2,203
         192    HUBBELL, INC (CLASS B)                                     4,296
          93  * HUTCHINSON TECHNOLOGY, INC                                 1,583
          22  * INET TECHNOLOGIES, INC                                     1,383
          56    INNOVEX, INC                                                 591
         319  * INTEGRATED DEVICE TECHNOLOGY, INC                         13,921
      12,583    INTEL CORP                                             1,512,319
          78    INTER-TEL, INC                                             3,358
         183  * INTERDIGITAL COMMUNICATIONS CORP                           5,890
         188  * INTERNATIONAL RECTIFIER CORP                               8,107
         121  * INTERVOICE-BRITE, INC                                      4,507
          31  * IPC COMMUNICATIONS, INC                                    8,804
          32  * ITI TECHNOLOGIES, INC                                        948
         188  * JABIL CIRCUIT, INC                                        16,779
         851  * JDS UNIPHASE CORP                                        234,876
         144  * KEMET CORP                                                 9,810
         246  * KOMAG, INC                                                   799
         113  * KOPIN CORP                                                 9,322
         123  * L-3 COMMUNICATIONS HOLDINGS, INC                           5,481
          67  * LASERSIGHT, INC                                              623
         171  * LATTICE SEMICONDUCTOR CORP                                13,519
         576    LINEAR TECHNOLOGY CO                                      58,500
          74  * LITTLEFUSE, INC                                            2,654
          38    LSI INDUSTRIES, INC                                          598
       1,120  * LSI LOGIC CORP                                            98,840
          91  * MAGNETEK, INC                                                773
          15  * MAKER COMMUNICATIONS, INC                                    867
         929  * MAXIM INTEGRATED PRODUCTS                                 65,146
          36  * MAXWELL TECHNOLOGIES, INC                                    573
         318    MAYTAG CO                                                  8,784
         125  * MEMC ELECTRONIC MATERIALS, INC                             2,367
         136    METHODE ELECTRONICS, INC (CLASS A)                         7,752
          57  * METRICOM, INC                                              4,225
         108  * MICREL, INC                                               13,020
         288  * MICROCHIP TECHNOLOGY, INC                                 19,926
         808  * MICRON TECHNOLOGY, INC                                    86,153
         119  * MMC NETWORKS, INC                                          6,455
         383    MOLEX, INC                                                24,003
          16  * MOOG, INC (CLASS A)                                          275
       2,100    MOTOROLA, INC                                            361,331
          89    MRV COMMUNICATIONS, INC                                   16,420
          28    NATIONAL PRESTO INDUSTRIES, INC                              878
         646  * NATIONAL SEMICONDUCTOR CORP                               45,220
         152    NATIONAL SERVICE INDUSTRIES, INC                           3,201
          95  * NEOMAGIC CORP                                                522
          64  * NVIDIA CORP                                                7,584
         243  * P-COM, INC                                                 5,680
         255  * PAIRGAIN TECHNOLOGIES, INC                                 4,876
          35    PARK ELECTROCHEMICAL CORP                                    872
          26  * PARKERVISION, INC                                            832
          81  * PHOTRONICS, INC                                            3,483
         153  * PICTURETEL CORP                                            1,969
          62  * PLANTRONICS, INC                                           5,122
          66  * PLEXUS CORP                                                4,360
          49  * PLX TECHNOLOGY, INC                                        1,678
         513  * PMC-SIERRA, INC                                          125,909
          81  * POLYCOM, INC                                               9,477
          83  * POWER INTEGRATIONS, INC                                    4,938
          55  * POWER-ONE, INC                                             3,368
          54  * POWERWAVE TECHNOLOGIES, INC                                9,871
         275  * QLOGIC CORP                                               49,173
       2,381  * QUALCOMM, INC                                            324,113
          70  * RAMBUS, INC                                               29,470
         104  * RAYOVAC CORP                                               1,976
         173  * READ RITE CORP                                               821
          81  * REMEC, INC                                                 4,374
         194  * RF MICRO DEVICES, INC                                     32,337
         287  * S3, INC                                                    6,708
          34  * SALTON, INC                                                1,374
         240  * SANMINA CORP                                              30,495
          92  * SAWTEK, INC                                                4,715
         545  * SCI SYSTEMS, INC                                          25,070
         296    SCIENTIFIC-ATLANTA, INC                                   40,089
          47  * SCM MICROSYSTEMS, INC                                      5,405
         122  * SDL, INC                                                  52,116

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--(Continued)
         120  * SEMTECH CORP                                          $    7,927
         265  * SENSORMATIC ELECTRONICS CORP                               5,084
          22  * SILICONIX, INC                                             3,077
          68  * SIPEX CORP                                                 2,439
          69  * SLI, INC                                                     901
       1,734  * SOLECTRON CORP                                            61,990
         105    STEWART & STEVENSON SERVICES, INC                            997
         348  * SUNBEAM CORP                                               1,413
          44    TECHNITROL, INC                                            2,458
         104  * TEKELEC                                                    5,011
       1,268  * TELLABS, INC                                              72,276
          57  * TERAYON COMMUNICATION SYSTEMS, INC                        15,190
       2,984    TEXAS INSTRUMENTS, INC                                   543,088
         218    THOMAS & BETTS CORP                                        4,687
          60    THOMAS INDUSTRIES, INC                                     1,087
         190  * TITAN CORP                                                 8,205
         145  * TRANSWITCH CORP                                           14,654
         111  * TRIQUINT SEMICONDUCTOR, INC                               12,265
          44  * TUT SYSTEMS, INC                                           2,777
         170  * UCAR INTERNATIONAL, INC                                    2,613
         117  * VARIAN SEMICONDUCTOR
                  EQUIPMENT ASSOCIATES, INC                                7,729
          70  * VICOR CORP                                                 1,430
         274  * VISHAY INTERTECHNOLOGY, INC                               15,463
         593  * VITESSE SEMICONDUCTOR CORP                                51,924
         139  * WEBLINK WIRELESS, INC                                      2,753
          64  * WESTELL TECHNOLOGIES, INC (CLASS A)                        2,496
         280  * WHIRLPOOL CORP                                            14,017
          85  * WINDMERE-DURABLE HOLDINGS, INC                             1,269
          31    WOODWARD GOVERNOR CO                                         740
         170  * WORLD ACCESS, INC                                          4,568
       1,035  * XILINX, INC                                               86,228
          48  * YOUTHSTREAM MEDIA NETWORKS, INC                            1,026
          58  * ZIXIT CORP                                                 3,215
          41  * ZOMAX, INC                                                 2,480
                                                                      ----------
                                                                       7,271,173
                                                                      ----------

ENGINEERING AND MANAGEMENT SERVICES--0.27%
          30  * AHL SERVICES, INC                                            330
         217  * CATALYTICA, INC                                            2,410
          65  * CELGENE CORP                                              10,952
          27  * CHARLES RIVER ASSOCIATES, INC                                772
          36  * CORNELL CORRECTIONS, INC                                     321
          32  * CORPORATE EXECUTIVE BOARD CO                               1,760
         221  * COVANCE, INC                                               2,320
          38  * DATA TRANSMISSION NETWORK CORP                             1,097
          47  * DIAMOND TECH PARTNERS, INC (CLASS A)                       4,688
         606    DUN & BRADSTREET CORP                                     15,793
          51  * ENTREMED, INC                                              3,746
          45  * F.Y.I., INC                                                1,428
          64  * FIRST CONSULTING GROUP, INC                                1,168
         307    GARTNER GROUP, INC (CLASS A)                               4,317
          92  * INCYTE PHARMACEUTICALS, INC                               18,699
          44  * INSPIRE INSURANCE SOLUTIONS, INC                             156
          86  * IT GROUP, INC                                                602
          83  * JACOBS ENGINEERING GROUP, INC                              2,308
          30    LANDAUER, INC                                                545
          71  * LASON, INC                                                   615
          69  * MARKETING SERVICES GROUP                                   1,362
          43  * MAXIMUS, INC                                               1,588
         140  * NAVIGANT CONSULTING CO                                     1,452
          36  * NEXTERA ENTERPRISES, INC                                     355
          68  * NFO WORLDWIDE, INC                                         1,207
          95  * PAREXEL INTERNATIONAL CORP                                   866
          69  * PHARMACEUTICAL PRODUCT DEVELOPMENT                         1,173
          55  * PROBUSINESS SERVICES, INC                                  1,454
         135  * PROFIT RECOVERY GROUP INTERNATIONAL                        2,885
         133  * QUINTILES TRANSNATIONAL CORP                               2,551
         138  * RENAISSANCE WORLDWIDE, INC                                   853
       1,169    SERVICEMASTER CO                                          13,954
          65  * STAFF LEASING, INC                                           394
          34    STONE & WEBSTER, INC                                         452
          27  * SUPERIOR CONSULTANT HOLDINGS CORP                            432
          25    TEJON RANCH CO                                               587
          92  * TELEDYNE TECHNOLOGIES, INC                                   856
         129  * TETRA TECH, INC                                            3,225
          48  * URS CORP                                                     615
          90  * VALENCE TECHNOLOGY, INC                                    3,060
          38  * WACKENHUT CORRECTIONS CORP                                   372
         417  * WHITTMAN HART, INC                                        20,433
          48  * XCEED, INC                                                 1,560
                                                                      ----------
                                                                         135,713
                                                                      ----------

FABRICATED METAL PRODUCTS--0.48%
          32  * ALLIANT TECHSYSTEMS, INC                                   1,718
          25  * ALLTRISTA CORP                                               576
         114    BALL CORP                                                  3,241
          64    BARNES GROUP, INC                                            808
          20    BUTLER MANUFACTURING CO                                      518
          61    CHART INDUSTRIES, INC                                        224
         226    CRANE CO                                                   4,477
         487    CROWN CORK & SEAL CO, INC                                  6,635
       4,039    GILLETTE CO                                              120,917
         115  * GRIFFON CORP                                                 955
         151    HARSCO CORP                                                3,944
         175    MARK IV INDUSTRIES, INC                                    3,554
       1,669    MASCO CORP                                                30,667
         114  * METALS U.S.A., INC                                           869
          69  * NCI BUILDING SYSTEMS, INC                                  1,203
          36  * NORTEK, INC                                                  756
         422    PARKER-HANNIFIN CORP                                      14,981
          16  * PITT-DES MOINES, INC                                         357
          33    PRIMEX TECHNOLOGIES, INC                                     684
         580    ROCKWELL INTERNATIONAL CORP                               22,765
          41  * SILGAN HOLDINGS, INC                                         543
          31  * SIMPSON MANUFACTURING CO, INC                              1,375
         220    SNAP-ON, INC                                               5,348
          48  * SPS TECHNOLOGIES, INC                                      1,599
         260    STANLEY WORKS CO                                           6,305
          73    STRUM, RUGER & CO, INC                                       679
         151  * TOWER AUTOMOTIVE, INC                                      2,019
          35  * U.S. CAN CORP                                                455
          66    VALMONT INDUSTRIES                                           990
          63    WATTS INDUSTRIES, INC (CLASS A)                              878
                                                                      ----------
                                                                         240,040
                                                                      ----------

FISHING, HUNTING, AND TRAPPING--0.00%
          51  * ZAPATA CORP                                                  296
                                                                      ----------

FOOD AND KINDRED PRODUCTS--2.35%
          39  * AGRIBRANDS INTERNATIONAL, INC                              1,430
          69  * AMERICAN ITALIAN PASTA CO (CLASS A)                        1,250

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------
FOOD AND KINDRED PRODUCTS--(Continued)
       1,752    ANHEUSER BUSCH COS, INC                               $   99,426
       2,291    ARCHER DANIELS MIDLAND CO                                 21,907
          66  * AURORA FOODS, INC                                            297
          69  * BERINGER WINE ESTATES
                  HOLDINGS, INC (CLASS B)                                  2,285
       1,050    BESTFOODS, INC                                            40,490
         188    BROWN FORMAN, INC (CLASS B)                                8,025
          23  * BUSH BOAKE ALLEN, INC                                        644
       1,244    CAMPBELL SOUP CO                                          35,998
          61  * CANANDAIGUA BRANDS, INC (CLASS A)                          2,619
         157    CHIQUITA BRANDS INTERNATIONAL, INC                           667
       8,591    COCA COLA CO                                             383,910
         901    COCA COLA ENTERPRISES, INC                                18,921
       1,843    CONAGRA, INC                                              28,796
         134    COORS (ADOLPH) CO (CLASS B)                                5,343
         140  * CORN PRODUCTS INTERNATIONAL, INC                           3,272
         147    DEAN FOODS CO                                              3,629
         196  * DEL MONTE FOODS CO                                         1,972
         176    DOLE FOOD, INC                                             2,420
          52    DREYERS GRAND ICE CREAM, INC                                 988
         160    EARTHGRAINS CO                                             2,200
         377    FLOWERS INDUSTRIES, INC                                    4,618
         618    FORTUNE BRANDS, INC                                       13,750
       1,148    GENERAL MILLS, INC                                        36,018
          68  * HAIN FOOD GROUP, INC                                       1,865
       1,348    HEINZ (H.J.) CO                                           45,410
         360    HERSHEY FOODS CORP                                        14,400
         303    HORMEL FOODS CORP                                          4,431
         276    IBP, INC                                                   3,243
         119    IMPERIAL SUGAR CO                                            238
          92  * INTERNATIONAL HOME FOODS, INC                              1,460
         152    INTERSTATE BAKERIES CORP                                   1,995
          23  * J & J SNACK FOODS CORP                                       444
          76  * KEEBLER FOODS CO                                           1,890
         826    KELLOGG CO                                                18,946
         129    LANCASTER COLONY CORP                                      3,595
          91    LANCE, INC                                                   995
         261    MCCORMICK & CO, INC (NON-VOTE)                             6,900
          54    MICHAEL FOODS, INC                                         1,201
       1,228    NABISCO GROUP HOLDINGS                                    10,745
         192    NABISCO HOLDINGS CORP (CLASS A)                            5,400
         376    PEPSI BOTTLING GROUP, INC                                  7,449
       5,481    PEPSICO, INC                                             168,198
          61    PILGRIMS PRIDE CORP (CLASS B)                                404
         450    QUAKER OATS CO                                            21,009
         108  * RALCORP HOLDINGS, INC                                      1,613
       1,218    RALSTON PURINA CO                                         29,764
          27    RIVIANA FOODS, INC                                           442
          32  * ROBERT MONDAVI CORP (CLASS A)                              1,086
          22  * SANDERSON FARMS, INC                                         181
       3,325    SARA LEE CORP                                             48,420
         171  * SMITHFIELD FOODS, INC                                      2,736
          97    SMUCKER, (J.M.) CO (CLASS A)                               1,618
         117  * SUIZA FOODS CORP                                           4,526
         126    TOOTSIE ROLL INDUSTRIES, INC                               3,567
          61  * TRIARC COS, INC                                            1,220
         472    TYSON FOODS, INC                                           4,425
         177    UNIVERSAL FOODS CORP                                       3,031
         107  * VLASIC FOODS INTERNATIONAL, INC                              240
         532    WHITMAN CORP                                               5,985
         292  * WRIGLEY (WM) JR CO                                        18,031
                                                                      ----------
                                                                       1,167,978
                                                                      ----------

FOOD STORES--0.41%
         439  * 7-ELEVEN, INC                                              1,536
       1,595    ALBERTSONS, INC                                           38,280
         454    DELHAIZE AMERICA, INC (CLASS B)                            7,491
         113  * GRAND UNION CO                                               427
          65  * GREAT ATLANTIC & PACIFIC TEA CO, INC                       1,324
         118    HANNAFORD BROTHERS, INC                                    8,333
          36  * INGLES MARKETS, INC (CLASS A)                                355
       3,123  * KROGER CO                                                 46,064
         114    RUDDICK CORP                                               1,268
       1,799  * SAFEWAY, INC                                              63,077
         588  * STARBUCKS CORP                                            20,947
          59    WEIS MARKETS, INC                                          2,050
          99  * WHOLE FOODS MARKET, INC                                    3,990
          63  * WILD OATS MARKETS, INC                                     1,118
         337    WINN DIXIE STORES, INC                                     5,286
                                                                      ----------
                                                                         201,546
                                                                      ----------

FORESTRY--0.02%
         325    GEORGIA-PACIFIC CORP (TIMBER GROUP)                        7,332
         105    RAYONIER, INC                                              3,885
                                                                      ----------
                                                                          11,217
                                                                      ----------

FURNITURE AND FIXTURES--0.14%
          46    BASSETT FURNITURE INDUSTRIES, INC                            661
          34    BUSH INDUSTRIES, INC (CLASS A)                               471
         154    ETHAN ALLEN INTERIORS, INC                                 3,493
         177  * FURNITURE BRANDS INTERNATIONAL, INC                        2,832
         227    HON INDUSTRIES, INC                                        3,632
         120    KIMBALL INTERNATIONAL, INC (CLASS B)                       1,725
         197    LA-Z-BOY, INC                                              3,028
         252  * LEAR CORP                                                  6,520
         739    LEGGETT & PLATT, INC                                      12,563
         298    MILLER (HERMAN), INC                                       6,146
       1,062    NEWELL RUBBERMAID, INC                                    22,833
          68  * SELECT COMFORT CORP                                          391
         228    STEELCASE, INC                                             2,721
         338    U.S. INDUSTRIES, INC                                       3,823
          21    VIRCO MANUFACTURING                                          252
                                                                      ----------
                                                                          71,091
                                                                      ----------

FURNITURE AND HOMEFURNISHING STORES--0.26%
         435  * BED BATH & BEYOND, INC                                    10,276
         629  * BEST BUY, INC                                             39,273
         137  * BOMBAY, INC                                                  505
          59  * CDNOW, INC                                                   556
         764    CIRCUIT CITY STORES-CIRCUIT CITY GROUP                    32,661
          19  * CREATIVE COMPUTERS, INC                                      266
          55  * CYBERIAN OUTPOST, INC                                        563
          21  * ELECTRONICS BOUTIQUE HOLDINGS CORP                           363
          83  * GUITAR CENTER, INC                                           767
          68    HAVERTY FURNITURE COS, INC                                   709
         228    HEILIG MEYERS CO                                             669
         107  * INTERTAN, INC                                              1,370
         149  * LINENS 'N THINGS, INC                                      3,156
         114  * MUSICLAND STORES CORP                                        790
         364    PIER 1 IMPORTS, INC                                        3,025

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------
FURNITURE AND HOMEFURNISHING STORES--(Continued)
          51  * RESTORATION HARDWARE, INC                             $      315
         728    TANDY CORP                                                29,029
         122  * TRANS WORLD ENTERTAINMENT CORP                             1,265
          40  * TWEETER HOME ENTERTAINMENT GROUP, INC                      1,010
          38  * VALUE AMERICA, INC                                           231
         164  * WILLIAMS-SONOMA, INC                                       3,710
                                                                      ----------
                                                                         130,509
                                                                      ----------

GENERAL BUILDING CONTRACTORS--0.06%
         116  * BLOUNT INTERNATIONAL, INC                                  1,479
         223    CENTEX CORP                                                4,041
          27  * CROSSMAN COMMUNITIES, INC                                    428
         181    HILLENBRAND INDUSTRIES, INC                                5,407
         190    HORTON (D.R.), INC                                         2,196
         180    KAUFMAN & BROAD HOME CORP                                  3,228
         176    LENNAR CORP                                                2,970
          84    MDC HOLDINGS, INC                                          1,228
          38  * NVR, INC                                                   1,695
         121    PULTE CORP                                                 1,920
          54    RYLAND GROUP, INC                                            924
          95    STANDARD-PACIFIC CORP                                        932
          78  * TOLL BROTHERS, INC                                         1,345
          48  * U.S. HOME CORP                                             1,671
         159    WALTER INDUSTRIES, INC                                     1,311
          57  * WEBB (DEL) CORP                                              798
                                                                      ----------
                                                                          31,573
                                                                      ----------

GENERAL MERCHANDISE STORES--1.84%
          45  * 99 CENTS ONLY STORES                                       1,448
         110  * AMES DEPARTMENT STORES, INC                                1,938
         262  * BJS WHOLESALE CLUB, INC                                    7,745
         199    CASEYS GENERAL STORES, INC                                 1,691
         415  * CONSOLIDATED STORES CORP                                   4,720
          77  * COST PLUS, INC                                             1,549
       1,654  * COSTCO WHOLESALE CORP                                     72,982
         389    DILLARDS, INC (CLASS A)                                    5,567
         524    DOLLAR GENERAL CORP                                       10,414
         234  * DOLLAR TREE STORES, INC                                    9,374
          47  * FACTORY 2-U STORES, INC                                    1,401
         549    FAMILY DOLLAR STORES, INC                                  8,852
         790  * FEDERATED DEPARTMENT STORES, INC                          27,896
         194    HARCOURT GENERAL, INC                                      6,753
         126  * HOMEBASE, INC                                                338
       1,864  * K MART CORP                                               16,310
         555  * KOHLS CORP                                                46,134
       1,249    MAY DEPARTMENT STORES CO                                  31,225
         166  * NEIMAN MARCUS GROUP, INC (CLASS A)                         3,600
         872    PENNEY, (J.C.) CO, INC                                    12,153
         545  * SAKS, INC                                                  7,119
       1,285    SEARS ROEBUCK & CO                                        35,658
         114  * SHOPKO STORES, INC                                         2,023
       1,659  * TARGET CORP                                              100,887
          29  * TUESDAY MORNING CORP                                         335
          54  * VALUE CITY DEPARTMENT STORES, INC                            776
         518  * VENATOR GROUP, INC                                         3,626
      10,246    WAL-MART STORES, INC                                     491,167
                                                                      ----------
                                                                         913,681
                                                                      ----------

HEALTH SERVICES--0.30%
          18  * ACCREDO HEALTH, INC                                          526
          71  * ADVANCE PARADIGM, INC                                        825
          83  * ALTERRA HEALTHCARE CORP                                      482
          65  * AMERICAN RETIREMENT CORP                                     528
          81  * AMERIPATH, INC                                               804
          37  * APPLIED ANALYTICAL INDUSTRIES, INC                           413
         196  * APRIA HEALTHCARE GROUP, INC                                2,572
         354  * BEVERLY ENTERPRISES, INC                                   1,172
          37  * CAREMATRIX CORP                                               63
       2,045    COLUMBIA/HCA HEALTHCARE CORP                              42,817
         223  * COVENTRY HEALTH CARE, INC                                  1,728
          83  * ENZO BIOCHEMICAL, INC                                      7,184
          79  * EXPRESS SCRIPTS, INC                                       2,686
         954  * HEALTH MANAGEMENT ASSOCIATES, INC
                  (CLASS A) NEW                                           11,328
       1,454  * HEALTHSOUTH CORP                                           7,360
         109    HOOPER HOLMES, INC                                         3,706
          30  * IMPATH, INC                                                1,156
         246  * LABORATORY CORP OF AMERICA HOLDINGS                          984
          95  * LASER VISION CENTERS, INC                                    837
         110  * LCA-VISION, INC                                              632
         117  * LIFEPOINT HOSPITALS, INC                                   1,806
         145  * LINCARE HOLDINGS, INC                                      3,153
         120  * MAGELLAN HEALTH SERVICES, INC                                712
         271  * MANOR CARE, INC                                            3,590
         138  * MATRIA HEALTHCARE, INC                                       845
         152  * ORTHODONTIC CENTERS OF AMERICA, INC                        3,021
          59  * PEDIATRIX MEDICAL GROUP, INC                                 472
         277  * PHYCOR, INC                                                  424
          46  * PROVINCE HEALTHCARE CO                                       977
         152  * QUEST DIAGNOSTICS, INC                                     5,595
         266  * QUORUM HEALTH GROUP, INC                                   2,352
         168  * RENAL CARE GROUP, INC                                      3,433
          54  * STANCORP FINANCIAL GROUP, INC                              1,390
       1,172  * TENET HEALTHCARE CORP                                     24,245
         283  * TOTAL RENAL CARE HOLDINGS, INC                               866
         128  * TRIAD HOSPITALS, INC                                       1,888
          58  * UNITED PAYORS & UNITED PROVIDERS, INC                      1,544
          87  * UNIVERSAL HEALTH SERVICES, INC                             3,436
         214  * US ONCOLOGY, INC                                             842
                                                                      ----------
                                                                         148,394
                                                                      ----------

HEAVY CONSTRUCTION, EXCEPT BUILDING--0.05%
         144  * DYCOM INDUSTRIES, INC                                      7,227
         286    FLUOR CORP                                                 7,722
         153    FOSTER WHEELER CORP                                          841
          71    GRANITE CONSTRUCTION, INC                                  1,819
          75  * INSITUFORM TECHNOLOGIES, INC (CLASS A)                     2,071
          77  * MASTEC, INC                                                5,183
         120  * MORRSION KNUDSEN CORP                                        840
                                                                      ----------
                                                                          25,703
                                                                      ----------

HOLDING AND OTHER INVESTMENT OFFICES--0.74%
          44    ALEXANDRIA REAL ESTATE EQUITIES, INC                       1,325
         279    AMB PROPERTY CORP                                          5,632
          32  * AMERCO                                                       548
          67    AMERICAN INDUSTRIAL PROPERTIES REIT                          753
          55    AMLI RESIDENTIAL PROPERTIES TRUST                          1,093
         251    APARTMENT INVESTMENT & MANAGEMENT CO                       9,318
         321    ARCHSTONE COMMUNITIES TRUST                                6,239
          62    ASSOCIATED ESTATES REALTY CORP                               577
         248    AVALONBAY COMMUNITIES, INC                                 8,540
          77    BEDFORD PROPERTY INVESTORS, INC                            1,284
         196    BOSTON PROPERTIES, INC                                     5,953

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------
HOLDING AND OTHER INVESTMENT OFFICES--(Continued)
          64    BOYKIN LODGING CO                                     $      736
          91    BRADLEY REAL ESTATE, INC                                   1,473
         133    BRANDYWINE REALTY TRUST                                    2,111
         168    BRE PROPERTIES, INC (CLASS A)                              4,032
         121    BURNHAM PACIFIC PROPERTIES, INC                              915
         151    CAMDEN PROPERTY TRUST                                      4,010
          81    CAPITAL AUTOMOTIVE REIT                                      946
          62    CAPSTEAD MORTGAGE CORP                                       228
         252    CARRAMERICA REALTY CORP                                    5,197
          85    CBL & ASSOCIATES PROPERTIES, INC                           1,785
          90    CENTER TRUST, INC                                            540
          78    CENTERPOINT PROPERTIES CORP                                2,686
          74    CHARLES E. SMITH RESIDENTIAL REALTY                        2,543
          80    CHATEAU PROPERTIES, INC                                    1,975
          59    CHELSEA GCA REALTY, INC                                    1,655
          98    COLONIAL PROPERTIES TRUST                                  2,345
         114    COMMERCIAL NET LEASE REALTY, INC                           1,140
         315    CORNERSTONE PROPERTIES, INC                                5,335
         147    CORNERSTONE REALTY INCOME TRUST, INC                       1,414
          91    COUSINS PROPERTIES, INC                                    3,293
         403    CRESCENT REAL ESTATE EQUITIES CO                           6,674
          87    CROWN AMERICAN REALTY TRUST                                  478
         225    DEVELOPERS DIVERSIFIED REALTY CORP                         2,728
         471    DUKE-WEEKS REALTY CORP                                     8,478
          84    EAST WEST BANCORP, INC                                       971
          60    EASTGROUP PROPERTIES, INC                                  1,192
          56    ENTERTAINMENT PROPERTIES TRUST                               672
         140    EQUITY INNS, INC                                             892
         950    EQUITY OFFICE PROPERTIES TRUST                            23,334
         476    EQUITY RESIDENTIAL PROPERTIES TRUST CO                    18,742
          68    ESSEX PROPERTY TRUST, INC                                  2,443
         152    FEDERAL REALTY INVESTMENT TRUST                            2,850
         218    FELCOR LODGING TRUST, INC                                  3,651
         143    FIRST INDUSTRIAL REALTY TRUST, INC                         3,718
          31  * FIRST WASHINGTON REALTY TRUST, INC                           596
         211    FRANCHISE FINANCE CORP OF AMERICA                          4,971
          96    GABLES RESIDENTIAL TRUST                                   2,076
         195    GENERAL GROWTH PROPERTIES, INC                             5,557
          29    GETTY REALTY HOLDINGS CORP                                   300
         117    GLENBOROUGH REALTY TRUST, INC                              1,689
          89    GLIMCHER REALTY TRUST                                      1,101
          29  * GOLF TRUST OF AMERICA, INC                                   498
          62    GREAT LAKES REIT, INC                                        922
         188    HEALTH CARE PROPERTY INVESTORS, INC                        4,606
         107    HEALTH CARE REIT, INC                                      1,638
         151    HEALTHCARE REALTY TRUST, INC                               2,387
         234    HIGHWOODS PROPERTIES, INC                                  4,840
          73    HOME PROPERTIES OF NEW YORK, INC                           1,884
         190    HOSPITALITY PROPERTIES TRUST                               3,633
         494    HRPT PROPERTIES TRUST                                      3,828
          98    IMPERIAL CREDIT COMMERCIAL
                MORTGAGE INVESTMENT CORP                                   1,127
         269    INDYMAC MORTGAGE HOLDINGS, INC                             3,950
         131    INNKEEPERS U.S.A. TRUST                                    1,039
         125    IRT PROPERTY CO                                              984
         127    JDN REALTY CORP                                            1,333
          48    JP REALTY, INC                                               846
         105    KILROY REALTY CORP                                         2,086
         179    KIMCO REALTY CORP                                          6,175
         101    KOGER EQUITY, INC                                          1,685
         116    KONOVER PROPERTY TRUST, INC                                  587
          45    LASALLE HOTEL PROPERTIES                                     540
          65    LEXINGTON CORPORATE PROPERTIES TRUST                         637
         252    LIBERTY PROPERTY TRUST CO                                  5,670
         103    LTC PROPERTIES, INC                                          572
         114    MACERICH CO (THE)                                          2,237
         220    MACK-CALI REALTY CORP                                      5,115
          76    MANUFACTURED HOME COMMUNITIES, INC                         1,743
         469    MEDITRUST CORP PAIRED                                      1,348
         180    MERISTAR HOSPITALITY CORP                                  2,711
          52    MGI PROPERTIES, INC                                          266
          69    MID-AMERICA APARTMENT COMMUNITIES, INC                     1,530
          57    MILLS CORP                                                   972
          47    NATIONAL GOLF PROPERTIES, INC                              1,001
          92    NATIONAL HEALTH INVESTORS, INC                             1,092
         174    NATIONWIDE HEALTH PROPERTIES, INC                          1,859
         333    NEW PLAN EXCEL REALTY TRUST                                4,453
          75    OMEGA HEALTHCARE INVESTORS, INC                              464
          67    PACIFIC GULF PROPERTIES, INC                               1,306
          33    PAN PACIFIC RETAIL PROPERTIES, INC                           598
          38    PARKWAY PROPERTIES, INC                                    1,035
          45    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST                    725
         146    POST PROPERTIES, INC                                       5,438
         142    PRENTISS PROPERTIES TRUST                                  2,866
          34    PRIME GROUP REALTY TRUST                                     469
         163    PRIME RETAIL, INC                                            529
         446    PRISON REALTY TRUST, INC                                   1,923
         340    PROLOGIS TRUST                                             6,205
          89    PS BUSINESS PARKS, INC                                     1,902
         322    PUBLIC STORAGE, INC                                        6,762
         101    REALTY INCOME CORP                                         2,089
         152    RECKSON ASSOCIATES REALTY CORP                             2,698
          28    REDWOOD TRUST, INC                                           364
         133    REGENCY REALTY CORP                                        2,618
          94    RFS HOTEL INVESTORS, INC                                     963
         271    ROUSE CO                                                   5,691
          40    SAUL CENTERS, INC                                            577
          98    SENIOR HOUSING PROPERTIES TRUST                              826
         109    SHURGARD STORAGE CENTERS, INC                              2,622
         477    SIMON PROPERTY GROUP, INC                                 10,971
          81    SL GREEN REALTY CORP                                       1,782
          47    SOVRAN SELF STORAGE, INC                                     878
         231    SPIEKER PROPERTIES, INC                                    9,442
         324    STARWOOD FINANCIAL TRUST                                   5,568
         106    STORAGE U.S.A., INC                                        3,193
          86    SUMMIT PROPERTIES, INC                                     1,639
          66    SUN COMMUNITIES, INC                                       1,914
          20    TANGER FACTORY OUTLET CENTERS, INC                           377
         130    TAUBMAN CENTERS, INC                                       1,405
          48  * TELESCAN, INC                                              1,149
          81    THORNBURG MORTGAGE ASSET CORP                                582
          59    TOWN & COUNTRY TRUST                                         973
          51  * U.S. FRANCHISE SYSTEMS, INC (CLASS A)                        331
          58    U.S. RESTAURANT PROPERTIES, INC                              750
         388    UNITED DOMINION REALTY TRUST, INC                          3,807
          38    URBAN SHOPPING CENTERS, INC                                1,056
         205    VENTAS, INC                                                  653
         324    VORNADO REALTY TRUST                                       9,882
         134    WASHINGTON REAL ESTATE INVESTMENT TRUST                    2,026

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------
HOLDING AND OTHER INVESTMENT OFFICES--(Continued)
         101    WEINGARTEN REALTY INVESTORS, INC                      $    3,610
          77  * WELLSFORD REAL PROPERTIES, INC                               596
          65    WESTERN PROPERTIES TRUST                                     617
         109    WESTFIELD AMERICA, INC                                     1,485
                                                                      ----------
                                                                         367,884
                                                                      ----------

HOTELS AND OTHER LODGING PLACES--0.10%
         150  * AZTAR CORP                                                 1,565
         207  * CHOICE HOTELS INTERNATIONAL, INC                           3,389
          70  * CRESTLINE CAPITAL CORP                                     1,155
         269  * EXTENDED STAY AMERICA, INC                                 1,883
       1,142    HILTON HOTELS CORP                                         7,565
          90  * LODGIAN, INC                                                 331
         267  * MANDALAY RESORT GROUP                                      3,571
          85    MARCUS CORP                                                  759
          86  * MGM GRAND, INC                                             1,736
         988  * PARK PLACE ENTERTAINMENT CORP                             10,250
         184  * PRIME HOSPITALITY CORP                                     1,426
         712    STARWOOD HOTELS & RESORTS WORLDWIDE                       14,907
         136  * SUNTERRA CORP                                                382
          14  * TRENDWEST RESORTS, INC                                       317
          84  * VAIL RESORTS, INC                                          1,459
         509  * WYNDHAM INTERNATIONAL, INC                                   986
                                                                      ----------
                                                                          51,681
                                                                      ----------

INDUSTRIAL MACHINERY AND EQUIPMENT--10.62%
       1,299  * 3COM CORP                                                 89,549
          78  * 3DFX INTERACTIVE, INC                                        979
          36  * A.S.V., INC                                                  596
          84  * ADAPTEC, INC                                               3,722
          76  * ADVANCED DIGITAL INFORMATION CORP                          6,849
         224    AGCO CORP                                                  2,324
         266  * AMERICAN STANDARD COS, INC                                 9,492
          69  * APEX, INC                                                  3,010
         506  * APPLE COMPUTER, INC                                       63,629
       1,425  * APPLIED MATERIALS, INC                                   275,114
         147    APPLIED POWER, INC (CLASS A)                               3,757
          55  * ASTEC INDUSTRIES, INC                                      1,381
         113  * ASYST TECHNOLOGIES, INC                                    6,667
          76  * ATMI, INC                                                  4,279
         104  * AUSPEX SYSTEMS, INC                                        1,573
       1,111    BAKER HUGHES, INC                                         30,274
          56  * BELL & HOWELL CO                                           1,792
         327    BLACK & DECKER CORP                                       10,443
          72  * BLACK BOX CORP                                             5,224
          42  * BROOKS AUTOMATION, INC                                     3,108
         346    BRUNSWICK CORP                                             5,384
         153  * C-CUBE MICROSYSTEMS, INC                                  14,994
         600  * CABLETRON SYSTEMS, INC                                    28,762
       1,335    CATERPILLAR, INC                                          47,642
         247  * CIRRUS LOGIC, INC                                          5,403
      12,882  * CISCO SYSTEMS, INC                                     1,756,782
          70  * CMI CORP                                                     341
          47  * COLUMBUS MCKINNON CORP                                       652
       6,401    COMPAQ COMPUTER CORP                                     182,428
         195  * CONCURRENT COMPUTER CORP                                   3,802
         202  * COOPER CAMERON CORP                                       12,852
         158    CUMMINS ENGINE CO, INC                                     5,056
          61  * CUNO, INC                                                  1,650
          59  * CYBEX COMPUTER PRODUCTS CORP                               2,371
         880    DEERE & CO                                                31,240
       7,939  * DELL COMPUTER CORP                                       406,873
          32    DETROIT DIESEL CORP                                          550
         267    DIEBOLD, INC                                               6,491
         152    DONALDSON CO, INC                                          3,581
         767    DOVER CORP                                                32,022
          35  * DRIL-QUIP, INC                                             1,389
          32  * EFAX.COM                                                     210
          75  * ELECTROGLAS, INC                                           3,121
       3,831  * EMC CORP                                                 499,706
         123  * EMULEX CORP                                               26,506
          65  * ESTERLINE CORP                                               637
          81  * ETEC SYSTEMS, INC                                         10,059
          86  * EXTREME NETWORKS, INC                                      9,637
         113    FEDDERS CORP                                                 593
         141    FLOWSERVE CORP                                             1,603
          93  * FSI INTERNATIONAL, INC                                     2,127
          48  * GARDNER DENVER, INC                                          828
         566  * GATEWAY, INC                                              35,375
          22    GENERAL BINDING CORP                                         159
          25  * GLOBAL IMAGING SYSTEMS, INC                                  195
          55    GRACO, INC                                                 1,629
       2,600    HEWLETT-PACKARD CO                                       381,550
         192    HUSSMANN INTERNATIONAL, INC                                2,436
          46  * HYPERCOM CORP                                                750
         112    IDEX CORP                                                  2,863
          85  * IN FOCUS SYSTEMS, INC                                      2,672
         616    INGERSOLL-RAND CO                                         22,176
       6,789  * INTERNATIONAL BUSINESS MACHINES CORP                     713,269
       1,016  * IOMEGA CORP                                                4,000
          61  * IONICS, INC                                                1,509
          61  * IRI INTERNATIONAL CORP                                       366
         166    JLG INDUSTRIES, INC                                        1,286
         116    KAYDON CORP                                                2,726
         106    KENNAMETAL, INC                                            2,590
          44  * KRONOS, INC                                                2,112
          89  * KULICHE & SOFFA INDUSTRIES, INC                            7,375
         149  * LAM RESEARCH CORP                                         24,203
         481  * LEXMARK INTERNATIONAL GROUP (CLASS A)                     62,109
         141    LINCOLN ELECTRIC HOLDINGS CO                               2,608
          47    LINDSAY MANUFACTURING CO                                     696
          98    MANITOWOC, INC                                             2,560
         257  * MAXTOR CORP                                                2,987
          77  * MERCURY COMPUTER SYSTEMS, INC                              3,821
          11  * MESTEK, INC                                                  180
         132  * MICRON ELECTRONICS, INC                                    2,541
          62  * MICROS SYSTEMS, INC                                        3,258
         139    MILACRON, INC                                              1,919
          44  * MIPS TECHNOLOGIES, INC                                     3,245
         115  * MTI TECHNOLOGY CORP                                        5,850
          24    NACCO INDUSTRIES, INC (CLASS A)                            1,011
          91  * NATIONAL INSTRUMENTS CORP                                  4,248
          81  * NETWORK EQUIPMENT TECHNOLOGIES, INC                          870
          53    NORDSON CORP                                               2,357
         440  * NOVELLUS SYSTEMS, INC                                     30,772
         467    PALL CORP                                                 10,186
         161    PENTAIR, INC                                               5,987
         999    PITNEY BOWES, INC                                         46,078
         103  * PRESSTEK, INC                                              2,472
          75  * PRI AUTOMATION, INC                                        6,571

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------
INDUSTRIAL MACHINERY AND EQUIPMENT--(Continued)
          45  * PROXIM, INC                                           $    7,335
         620  * QUANTUM CORP -DLT & STORAGE SYSTEM GROUP                   7,478
         315  * QUANTUM CORP -HARD DISK DRIVE GROUP                        2,795
          30    ROBBINS & MYERS, INC                                         592
         114    ROPER INDUSTRIES, INC                                      3,626
         184  * SANDISK CORP                                              23,149
          45    SAUER, INC                                                   382
         784  * SEAGATE TECHNOLOGY, INC                                   50,372
         692  * SILICON GRAPHICS, INC                                      8,520
         126  * SILICON VALLEY GROUP, INC                                  3,504
         184  * SMITH INTERNATIONAL, INC                                  11,868
          46  * SPECIALTY EQUIPMENT COS, INC                                 885
          93  * SPEEDFAM-IPEC, INC                                         2,574
          44    STANDEX INTERNATIONAL CORP                                   660
          25    STARRETT (L.S.) CO (CLASS A)                                 543
         351  * STORAGE TECHNOLOGY CORP                                    4,212
         333    SYMBOL TECHNOLOGIES, INC                                  32,946
          67    TECUMSEH PRODUCTS CO (CLASS A)                             3,086
          34    TENNANT CO                                                 1,075
         128  * TENNECO AUTOMOTIVE, INC                                      944
          93  * TEREX CORP                                                 1,110
          23  * THERMO FIBERTEK, INC                                         161
         190    TIMKEN CO                                                  2,850
          43    TORO CO                                                    1,338
          81  * ULTRATECH STEPPER, INC                                     1,382
       1,167  * UNISYS CORP                                               31,436
         160  * UNOVA, INC                                                 2,070
         230  * VARCO INTERNATIONAL, INC                                   2,975
          93  * VISUAL NETWORKS, INC                                       7,707
         486  * WESTERN DIGITAL CORP                                       2,521
         100  * XIRCOM, INC                                                4,550
         147    YORK INTERNATIONAL CORP                                    2,912
          92  * ZEBRA TECHNOLOGY CORP                                      5,790
                                                                      ----------
                                                                       5,273,969
                                                                      ----------
INSTRUMENTS AND RELATED PRODUCTS--2.36%
          77  * ACUSON CORP                                                  972
          65  * AFFYMETRIX, INC                                           16,745
          47  * ALARIS MEDICAL, INC                                          102
          42  * ANACOMP, INC                                                 761
          23    ANALOGIC CORP                                              1,150
          43    ARROW INTERNATIONAL, INC                                   1,588
          84  * AVID TECHNOLOGIES, INC                                     2,058
          18  * BACOU U.S.A., INC                                            270
         193    BARD (C.R.), INC                                           7,104
         205    BAUSCH & LOMB, INC                                        10,724
       1,095    BAXTER INTERNATIONAL, INC                                 61,388
         102    BECKMAN COULTER, INC                                       5,316
         943    BECTON DICKINSON & CO                                     30,176
          32  * BIO-RAD LABORATORIES, INC (CLASS A)                          944
         378    BIOMET, INC                                               11,765
       1,026  * BOSTON SCIENTIFIC CORP                                    21,738
          38  * BRITESMILE, INC                                              384
          24  * CLOSURE MEDICAL CORP                                         553
         131  * COGNEX CORP                                                7,147
          93  * COHERENT, INC                                              7,719
          75    COHU, INC                                                  4,303
          58  * CONMED CORP                                                1,620
          52    COOPER COS, INC                                            1,335
          81  * CREDENCE SYSTEMS CORP                                     11,248
          20    CUBIC CORP                                                   460
          67  * CYBERONICS, INC                                            1,507
         106  * CYMER, INC                                                 6,148
         136  * CYTYC CORP                                                 7,735
          46    DATASCOPE CORP                                             1,653
         169    DENTSPLY INTERNATIONAL, INC                                4,277
          83    DIONEX CORP                                                2,671
       1,188  * EASTMAN KODAK CO                                          64,152
          71  * ECLIPSE SURGICAL TECHNOLOGY, INC                             687
          53  * FOSSIL, INC                                                1,053
         101  * GENRAD, INC                                                1,546
          36  * GLIATECH, INC                                                801
       1,138  * GUIDANT CORP                                              80,726
          97  * HAEMONETICS CORP                                           2,303
          72  * HANGER ORTHOPEDIC GROUP, INC                                 355
         170    INPUT/OUTPUT, INC                                          1,041
          90  * INVACARE CORP                                              2,143
         321    JOHNSON CONTROLS, INC                                     15,608
         677  * KLA-TENCOR CORP                                           61,691
         123  * LITTON INDUSTRIES, INC                                     3,536
         160  * LTX CORP                                                   7,940
          29  * MECHANICAL TECHNOLOGY, INC                                 2,610
         132  * MEDICAL MANAGER CORP                                       8,175
       4,419    MEDTRONIC, INC                                           225,921
          78  * MENTOR CORP                                                2,291
         145  * METTLER-TOLEDO INTERNATIONAL, INC                          5,437
         170    MILLIPORE CORP                                            10,486
          12    MINE SAFETY APPLIANCE CO                                     744
          78  * MINIMED, INC                                               9,477
          25  * MKS INSTRUMENTS INC                                        1,537
          36  * MOLECULAR DEVICES CORP                                     3,609
          34    MOVADO GROUP, INC                                            592
          79    MTS SYSTEMS CORP                                             614
          53  * NOVOSTE CORP                                               2,033
         109  * OAKLEY, INC                                                  981
          59  * OCULAR SCIENCES, INC                                       1,010
          53  * OSTEOTECH, INC                                               838
         197  * PE CORP-CELERA GENOMICS GROUP                             39,830
         781    PE CORP-PE BIOSYSTEMS GROUP                               89,766
         174    PERKINELMER, INC                                          12,625
          73  * PINNACLE SYSTEMS, INC                                      4,448
         168    POLAROID CORP                                              4,746
       1,274    RAYTHEON CO (CLASS B)                                     22,613
          56  * RESMED, INC                                                4,200
         124  * RESPIRONICS, INC                                           1,922
          55  * SCOTT TECHNOLOGIES, INC                                      962
          94  * SOLA INTERNATIONAL, INC                                      540
         317  * ST. JUDE MEDICAL, INC                                      8,083
         254  * STERIS CORP                                                2,603
         269    STRYKER CORP                                              14,341
         176  * SUMMIT TECHNOLOGY, INC                                     1,584
          84  * SUNRISE MEDICAL, INC                                         362
         174  * SUNRISE TECHNOLOGY INTERNATIONAL, INC                      1,315
         392  * SYBRON INTERNATIONAL CORP                                 10,118
         167    TEKTRONIX, INC                                            11,262
         143    TELEFLEX, INC                                              4,111
         644  * TERADYNE, INC                                             57,960
          67  * THERMEDICS, INC                                              732
           7  * THERMO BIOANALYSIS CORP                                      192
          59  * THERMO CARDIOSYSTEMS, INC                                    885

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------
INSTRUMENTS AND RELATED PRODUCTS--(Continued)
         596  * THERMO ELECTRON CORP                                  $   15,384
          74  * THERMO INSTRUMENT SYSTEMS, INC                             1,692
          15  * THERMO OPTEK CORP                                            221
          23  * THERMOQUEST CORP                                             385
          32  * TREX MEDICAL CORP                                            144
          80  * TRIMBLE NAVIGATION LTD                                     2,360
         115  * VARIAN MEDICAL SYSTEMS, INC                                5,060
         117  * VARIAN, INC                                                5,038
          37  * VEECO INSTRUMENTS, INC                                     3,700
          51  * VENTANA MEDICAL SYSTEMS, INC                               2,658
         213  * VISX, INC                                                  3,434
          24    VITAL SIGNS, INC                                             540
         234  * WATERS CORP                                               23,707
          66  * WESLEY JESSEN VISIONCARE, INC                              1,703
       2,501    XEROX CORP                                                60,649
                                                                      ----------
                                                                       1,173,373
                                                                      ----------

INSURANCE AGENTS, BROKERS AND SERVICE--0.18%
          50  * BALDWIN & LYONS, INC (CLASS B)                               825
          50    BLANCH (E.W.) HOLDINGS, INC                                2,518
          40    BROWN & BROWN, INC                                         1,320
         137    CRAWFORD & CO (CLASS B)                                    1,763
         185  * FIRST HEALTH GROUP CORP                                    4,786
          69    GALLAGHER (ARTHUR J.) & CO                                 3,290
          49    HILB, ROGAL & HAMILTON CO                                  1,356
       1,005    MARSH & MCLENNAN COS, INC                                 74,935
                                                                      ----------
                                                                          90,793
                                                                      ----------

INSURANCE CARRIERS--3.46%
         328    21ST CENTURY INSURANCE GROUP                               5,514
          44  * ACCEPTANCE INSURANCE COS, INC                                176
         564    AETNA, INC                                                31,584
       1,001    AFLAC, INC                                                35,160
         149    ALFA CORP                                                  2,393
          18  * ALLEGHANY CORP (DELAWARE)                                  3,321
         204    ALLMERICA FINANCIAL CORP                                   7,395
       3,033    ALLSTATE CORP                                             54,404
         263    AMBAC FINANCIAL GROUP, INC                                10,914
          30    AMERICAN ANNUITY GROUP, INC                                  459
         143    AMERICAN FINANCIAL GROUP, INC                              2,904
         938    AMERICAN GENERAL CORP                                     44,320
       4,885    AMERICAN INTERNATIONAL GROUP, INC                        405,760
          39    AMERICAN NATIONAL INSURANCE CO                             2,086
          57    AMERUS LIFE HOLDINGS, INC (CLASS A)                          997
         849    AON CORP                                                  18,306
          63    ARGONAUT GROUP, INC                                        1,134
         700    AXA FINANCIAL, INC                                        19,162
          64    BERKLEY (W.R.) CORP                                          960
          53    CHICAGO TITLE CORP                                         2,742
         663    CHUBB CORP                                                30,042
         700    CIGNA CORP                                                44,625
         579    CINCINNATI FINANCIAL CORP                                 15,560
      12,717    CITIGROUP, INC                                           622,338
          65  * CNA FINANCIAL CORP                                         1,694
          62    CNA SURETY CORP                                              682
          96    COMMERCE GROUP, INC                                        2,868
       1,231    CONSECO, INC                                              15,310
          57    DELPHI FINANCIAL GROUP, INC                                1,457
         102    ENHANCE FINANCIAL SERVICES GROUP, INC                      1,204
         246    ERIE INDEMNITY CO (CLASS A)                                7,472
          21    FARM FAMILY HOLDINGS, INC                                    695
          89    FIDELITY NATIONAL FINANCIAL, INC                           1,362
          73    FINANCIAL SECURITY ASSURANCE HOLDINGS LTD                  3,859
         210    FIRST AMERICAN FINANCIAL CORP                              2,270
         374  * FOUNDATION HEALTH SYSTEMS (CLASS A)                        3,085
          37  * FPIC INSURANCE GROUP, INC                                    592
         219    FREMONT GENERAL CORP                                       1,245
         114    FRONTIER INSURANCE GROUP, INC                                228
          50    HARLEYSVILLE GROUP, INC                                      631
         834    HARTFORD FINANCIAL SERVICES GROUP, INC                    25,437
          98    HARTFORD LIFE, INC (CLASS A)                               2,976
         151    HCC INSURANCE HOLDINGS, INC                                1,840
          37  * HEALTHAXIS, INC                                              666
         154    HORACE MANN EDUCATORS CORP                                 2,040
         110    HSB GROUP, INC                                             2,481
         596  * HUMANA, INC                                                3,836
         394    JEFFERSON-PILOT CORP                                      20,094
          26    KANSAS CITY LIFE INSURANCE CO                                656
          53    LANDAMERICA FINANCIAL GROUP, INC                           1,053
          61    LIBERTY CORP                                               2,028
          50    LIBERTY FINANCIAL COS, INC                                   971
         736    LINCOLN NATIONAL CORP                                     18,446
         276    LOEWS CORP                                                11,057
          16  * MARKEL CORP                                                1,856
         375    MBIA, INC                                                 14,742
          89  * MEDICAL ASSURANCE, INC                                     1,529
         101    MERCURY GENERAL CORP                                       2,222
         398    MGIC INVESTMENT CORP                                      13,258
         171  * MID ATLANTIC MEDICAL SERVICES, INC                         1,624
          17    MIDLAND CO                                                   393
          68    MMI COS, INC                                                 663
         178    MONY GROUP, INC                                            4,817
           8  * NATIONAL WESTERN LIFE INSURANCE CO                           576
          90    NATIONWIDE FINANCIAL SERVICES, INC (CLASS A)               1,884
         226    OHIO CASUALTY CORP                                         2,627
         475    OLD REPUBLIC INTERNATIONAL CORP                            5,284
           7  * OXFORD HEALTH PLANS, INC                                     102
         141  * PACIFICARE HEALTH SYSTEMS, INC (CLASS A)                   6,697
          22  * PENN TREATY AMERICAN CORP                                    299
          32  * PHILADELPHIA CONSOLIDATED HOLDINGS CORP                      466
          38  * PICO HOLDINGS, INC                                           425
          66    PMA CAPITAL CORP (CLASS A)                                 1,146
         114    PMI GROUP, INC                                             3,868
          88    PRESIDENTIAL LIFE CORP                                     1,149
          34  * PROFESSIONALS GROUP, INC                                     633
         200    PROGRESSIVE CORP                                           9,950
         194    PROTECTIVE LIFE CORP                                       4,219
         137    RADIAN GROUP, INC                                          4,949
          72    REINSURANCE GROUP OF AMERICA, INC                          1,233
         240    RELIANCE GROUP HOLDINGS, INC                                 825
         316    RELIASTAR FINANCIAL CORP                                   8,018
          33  * RISK CAPITAL HOLDINGS, INC                                   492
          30    RLI CORP                                                     800
         490    SAFECO CORP                                                9,095
          45    SCPIE HOLDINGS, INC                                        1,350
         103    SELECTIVE INSURANCE GROUP, INC                             1,590
         101  * SIERRA HEALTH SERVICES, INC                                  599
         849    ST. PAUL COS, INC                                         19,527
          52  * STATE AUTO FINANCIAL CORP                                    409
          44    STEWART INFORMATION SERVICES CORP                            599

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------
INSURANCE CARRIERS--(Continued)
         495    TORCHMARK CORP                                        $    9,466
          67    TRANSATLANTIC HOLDINGS, INC                                4,631
         237    TRAVELERS PROPERTY CASUALTY CORP                           7,154
          38    TRENWICK GROUP, INC                                          486
          50  * TRIAD GUARANTY, INC                                          796
         148  * TRIGON HEALTHCARE, INC                                     4,393
         143  * UICI                                                         947
          26  * UNITED FIRE & CASULTY CO                                     468
         570    UNITED HEALTHCARE CORP                                    28,998
         183    UNITRIN, INC                                               6,033
         787    UNUMPROVIDENT CORP                                         9,689
         240  * WELLPOINT HEALTH NETWORKS, INC                            14,085
          36    ZENITH NATIONAL INSURANCE CORP                               735
                                                                      ----------
                                                                       1,718,287
                                                                      ----------

LEATHER AND LEATHER PRODUCTS--0.01%
          69    BROWN SHOE CO, INC                                           793
          19  * GLOBAL SPORTS, INC                                           394
          62    JUSTIN INDUSTRIES, INC                                     1,069
          24  * K-SWISS, INC (CLASS A)                                       256
         173    STRIDE RITE CORP                                           1,005
          37  * TIMBERLAND CO                                              1,780
         155    WOLVERINE WORLD WIDE, INC                                  1,666
                                                                      ----------
                                                                           6,963
                                                                      ----------

LEGAL SERVICES--0.00%
          73  * PREPAID LEGAL SERVICES, INC                                2,080
                                                                      ----------

LOCAL AND INTERURBAN PASSENGER TRANSIT--0.00%
          36  * CAREY INTERNATIONAL, INC                                     603
                                                                      ----------

LUMBER AND WOOD PRODUCTS--0.17%
          18  * AMERICAN WOODMARK CORP                                       310
         153  * CHAMPION ENTERPRISES, INC                                    841
         403    CLAYTON HOMES, INC                                         3,400
          47    DELTIC TIMBER CORP                                         1,028
         644    GEORGIA-PACIFIC CORP (PACKING GROUP)                      22,982
         401    LOUISIANA PACIFIC CORP                                     4,586
         177    OAKWOOD HOMES CORP                                           464
          69    PALM HARBOR HOMES, INC                                       875
          34    SKYLINE CORP                                                 686
          55    UNIVERSAL FOREST PRODUCTS, INC                               622
         887    WEYERHAEUSER CO                                           48,286
                                                                      ----------
                                                                          84,080
                                                                      ----------

METAL MINING--0.10%
         493  * BATTLE MOUNTAIN GOLD CO                                    1,016
          42    CLEVELAND CLIFFS, INC                                        984
         526  * FREEPORT-MCMORAN COPPER & GOLD,
                 INC (CLASS B)                                             6,870
         877    HOMESTAKE MINING CO                                        5,590
         631    NEWMONT MINING CORP                                       14,670
         282    PHELPS DODGE CORP                                         13,518
          95    SOUTHERN PERU COPPER CORP                                  1,306
         142  * STILLWATER MINING CO                                       6,248
                                                                      ----------
                                                                          50,202
                                                                      ----------

MISCELLANEOUS MANUFACTURING INDUSTRIES--0.35%
         131  * BLYTH INDUSTRIES, INC                                      2,922
          79    BRADY CORP (CLASS A)                                       2,133
         286    CALLAWAY GOLF CO                                           3,753
          33    DIRECT FOCUS, INC                                            874
         730    HASBRO, INC                                               10,448
          56  * HEXCEL CORP                                                  273
          86  * IDENTIX, INC                                               1,935
         298    INTERNATIONAL GAME TECHNOLOGY CO                           5,773
          57  * JAKKS PACIFIC, INC                                           933
         126    JOSTENS, INC                                               3,016
          59  * LYDALL, INC                                                  416
          30  * MARVEL ENTERPRISES                                           168
       1,582    MATTEL, INC                                               14,238
       1,519    MINNESOTA MINING & MANUFACTURING CO                      123,798
          52    ONEIDA LTD                                                   815
          44  * RACING CHAMPIONS CORP                                        162
          39    RUSS BERRIE & CO, INC                                        653
          33  * STEINWAY MUSICAL INSTRUMENTS, INC                            594
          86  * WMS INDUSTRIES, INC                                          989
                                                                      ----------
                                                                         173,893
                                                                      ----------

MISCELLANEOUS REPAIR SERVICES--0.00%
         124  * ENCOMPASS SERVICES CORP                                      813
                                                                      ----------

MISCELLANEOUS RETAIL--0.64%
         667  * AMAZON.COM, INC                                           44,605
         203  * BARNES & NOBLE, INC                                        3,565
         110  * BARNESANDNOBLE.COM, INC                                      990
         294  * BORDERS GROUP, INC                                         4,189
          96    CASH AMERICA INTERNATIONAL, INC                            1,200
          92  * CDW COMPUTER CENTERS, INC                                  5,870
          10  * COLDWATER CREEK, INC                                         168
       1,475    CVS CORP                                                  44,895
          28  * DELIA*S, INC                                                 171
          65  * DUANE READE, INC                                           1,430
          63  * E4L, INC                                                     137
          83  * EGGHEAD.COM, INC                                             804
          51    ENESCO GROUP, INC                                            344
          37  * ETOYS, INC                                                   483
          12  * FATBRAIN.COM, INC                                            190
         448  * HANOVER DIRECT, INC                                        1,176
          77  * INSIGHT ENTERPRISES, INC                                   2,338
          18  * ITURF, INC                                                   204
          61  * JO-ANN STORES, INC (CLASS A)                                 537
          50  * LANDS END, INC                                             1,865
         117    LONGS DRUG STORES CORP                                     2,025
         105  * MICHAELS STORES, INC                                       3,898
       1,239  * OFFICE DEPOT, INC                                         12,932
         427  * OFFICEMAX, INC                                             2,668
         344    OMNICARE, INC                                              3,590
          14  * PC CONNECTION, INC                                           309
          79  * PETCO ANIMAL SUPPLIES, INC                                   928
         420  * PETSMART, INC                                              1,378
         975    RITE AID CORP                                              5,971
          90  * SCHEIN (HENRY), INC                                        1,462
          99  * SHOP AT HOME, INC                                            977
          61  * SPIEGEL, INC (CLASS A)                                       507
       1,769  * STAPLES, INC                                              34,274
         154  * SUNGLASS HUT INTERNATIONAL, INC                            1,078
         135  * SYSTEMAX, INC                                              1,223
         223    TIFFANY & CO                                              14,913
         904  * TOYS R US, INC                                            10,452
         138  * U.S. OFFICE PRODUCTS CO                                      284
           9  * UBID, INC                                                    313
         141  * VALUEVISION INTERNATIONAL, INC                             6,538

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------
MISCELLANEOUS RETAIL--(Continued)
       3,778    WALGREEN CO                                           $   92,561
          60  * WHITEHALL JEWELLERS, INC                                   1,192
         133  * ZALE CORP                                                  5,145
                                                                      ----------
                                                                         319,779
                                                                      ----------

MOTION PICTURES--1.36%
          68  * AMC ENTERTAINMENT, INC                                       446
          35  * CARMIKE CINEMAS, INC (CLASS A)                               258
         160  * CNET NETWORKS, INC                                        10,840
       8,037    DISNEY (WALT) CO                                         282,299
          21  * GC COS, INC                                                  698
         119  * HOLLYWOOD ENTERTAINMENT CORP                                 944
          52  * LOWES CINEPLEX ENTERTAINMENT CORP                            217
          57  * METRO-GOLDWYN-MAYER, INC                                   1,563
         195  * METROMEDIA INTERNATIONAL GROUP, INC                        1,852
          37  * ON COMMAND CORP                                              638
          45  * PIXAR, INC                                                 1,704
       4,414    TIME WARNER, INC                                         375,190
          13  * VALLEY MEDIA, INC                                            101
                                                                      ----------
                                                                         676,750
                                                                      ----------

NONDEPOSITORY INSTITUTIONS--1.45%
          75    ADVANTA CORP (CLASS A)                                     1,401
         235    ALLIED CAPITAL CORP                                        3,950
       1,686    AMERICAN EXPRESS CO                                      213,595
         282  * AMERICREDIT CORP                                           3,243
         184  * AMRESCO, INC                                                 368
         149  * ARCADIA FINANCIAL LTD                                        707
       2,742    ASSOCIATES FIRST CAPITAL CORP                             44,214
         742    CAPITAL ONE FINANCIAL CORP                                27,314
          77    CHARTER MUNICIPAL MORTGAGE ACCEPTANCE                        909
         204    CIT GROUP, INC (CLASS A)                                   2,805
          29  * COMPUCREDIT CORP                                           1,002
         425    COUNTRYWIDE CREDIT INDUSTRIES, INC                        10,332
          83  * CREDIT ACCEPTANCE CORP                                       394
          17  * CREDITRUST CORP                                               70
         120    DORAL FINANCIAL CORP                                       1,072
          37  * DVI, INC                                                     647
          29  * FEDERAL AGRICULTURE MORTGAGE CORP                            482
       4,251    FEDERAL NATIONAL MORTGAGE ASSOCIATION                    212,815
          41  * FINANCIAL FEDERAL CORP                                       766
         223  * FINET.COM, INC                                               480
         231    FINOVA GROUP, INC                                          5,760
       2,612    FREDDIE MAC                                               98,439
         158    HELLER FINANCIAL, INC                                      2,883
       1,770    HOUSEHOLD INTERNATIONAL, INC                              57,967
          97  * IMPERIAL CREDIT INDUSTRIES, INC                              478
         150    LEUCADIA NATIONAL CORP                                     3,178
          42    MEDALLION FINANCIAL CORP                                     721
         145    METRIS COS, INC                                            3,951
          37  * NEW CENTURY FINANCIAL CORP                                   259
          20  * NEXTCARD, INC                                                373
          88    RESOURCE AMERICA, INC (CLASS A)                              591
          75    RESOURCE BANCSHARES MORTGAGE GROUP, INC                      309
          62  * SIERRACITIES, INC                                          1,042
         599    SLM HOLDINGS CORP                                         17,670
         201  * UNICAPITAL CORP                                              427
          16  * WFS FINANCIAL, INC                                           246
                                                                      ----------
                                                                         720,860
                                                                      ----------

NONMETALLIC MINERALS, EXCEPT FUELS--0.05%
         101    AMCOL INTERNATIONAL CORP                                   1,395
         113    JOHNS MANVILLE CORP                                          861
         176    MARTIN MARIETTA MATERIALS, INC                             6,996
         340    VULCAN MATERIALS CO                                       13,153
                                                                      ----------
                                                                          22,405
                                                                      ----------

OIL AND GAS EXTRACTION--0.85%
         407    ANADARKO PETROLEUM CORP                                   12,617
         384    APACHE CORP                                               15,648
          40  * ATWOOD OCEANICS, INC                                       2,332
          54  * BASIN EXPLORATION, INC                                       607
          35  * BELCO OIL & GAS CORP                                         293
          68    BERRY PETROLEUM CO (CLASS A)                               1,113
         240  * BJ SERVICES CO                                            15,945
         122  * BROWN (TOM), INC                                           2,005
         819    BURLINGTON RESOURCES, INC                                 25,798
          86    CABOT OIL & GAS CORP (CLASS A)                             1,483
          22  * CAL DIVE INTERNATIONAL, INC                                  858
         289  * CHESAPEAKE ENERGY CORP                                       812
          85    CONSOL ENERGY, INC                                           966
         184    CROSS TIMBERS OIL CO                                       2,116
         165    DEVON ENERGY CORP (NEW)                                    7,270
         248  * DIAMOND OFFSHORE DRILLING, INC                             8,370
         160  * EEX CORP                                                     540
         517    ENSCO INTERNATIONAL, INC                                  15,833
         206    EOG RESOURCES, INC                                         3,823
          47  * EVERGREEN RESOURCES, INC                                   1,092
         123  * FOREST OIL CORP                                            1,122
         109  * FRIEDE GOLDMAN HALTER, INC                                   708
         229  * GLOBAL INDUSTRIES LTD                                      3,134
         602  * GLOBAL MARINE, INC                                        13,582
         622  * GREY WOLF, INC                                             2,604
       1,663    HALLIBURTON CO                                            65,792
         108  * HANOVER COMPRESSOR CO                                      5,670
         505  * HARKEN ENERGY CORP                                           631
         186    HELMERICH & PAYNE, INC                                     5,022
          31  * HOUSTON EXPLORATION CO                                       468
          63  * HS RESOURCES, INC                                          1,118
         326    KERR-MCGEE CORP                                           17,176
         312  * KEY ENERGY SERVICES, INC                                   3,237
          73  * LOUIS DREYFUS NATURAL GAS CORP                             1,797
         215  * MARINE DRILLING CO, INC                                    4,945
          48  * MCMORAN EXPLORATION CO                                       888
         100  * MERIDIAN RESOURCE CORP                                       375
          77    MITCHELL ENERGY & DEVELOPMENT
                 CORP (CLASS A)                                            1,751
         417  * NABORS INDUSTRIES, INC                                    15,220
         139  * NEWFIELD EXPLORATION CO                                    4,865
         215    NOBLE AFFILIATES, INC                                      5,885
         495  * NOBLE DRILLING CORP                                       18,902
          62  * NUEVO ENERGY CO                                            1,348
       1,384    OCCIDENTAL PETROLEUM CORP                                 24,133
         628  * OCEAN ENERGY, INC (NEW)                                    7,536
          79  * OCEANEERING INTERNATIONAL, INC                             1,501
         246  * PARKER DRILLING CO                                         1,045
         123  * PATTERSON ENERGY, INC                                      3,198
         378  * PIONEER NATURAL RESOURCES CO                               3,378
         151  * POGO PRODUCING CO                                          4,020
         227  * PRIDE INTERNATIONAL, INC                                   3,986
         643  * R & B FALCON CORP                                         11,131

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------
OIL AND GAS EXTRACTION--(Continued)
         273  * ROWAN COS, INC                                        $    7,183
          50    RPC, INC                                                     459
         694    SANTA FE SNYDER CORP                                       6,246
          91  * SEITEL, INC                                                  716
          42  * ST. MARY LAND & EXPLORATION CO                             1,299
          62  * STONE ENERGY CORP                                          3,100
          74  * SWIFT ENERGY CO                                              943
         101  * SYNTROLEUM CORP                                            2,177
          99  * TRANSMONTAIGNE, INC                                          507
         110  * TUBOSCOPE, INC                                             2,000
         949    UNION PACIFIC RESOURCES GROUP, INC                        10,676
          52  * UTI ENERGY CORP                                            1,855
          65    VASTAR RESOURCES, INC                                      3,997
          96  * VERITAS DGC, INC                                           2,514
         167  * VINTAGE PETROLEUM, INC                                     2,734
         407  * WEATHERFORD INTERNATIONAL, INC                            20,731
                                                                      ----------
                                                                         422,826
                                                                      ----------

PAPER AND ALLIED PRODUCTS--0.61%
          53  * ACX TECHNOLOGIES, INC                                        228
         365    AVERY DENNISON CORP                                       22,082
         181    BEMIS, INC                                                 5,407
         198    BOISE CASCADE CORP                                         5,581
         195    BOWATER, INC                                               8,592
          95  * BUCKEYE TECHNOLOGIES, INC                                  1,549
          96    CARAUSTAR INDUSTRIES, INC                                  1,314
         361    CHAMPION INTERNATIONAL CORP                               17,418
          80    CHESAPEAKE CORP                                            1,775
         213  * CONSOLIDATED PAPERS, INC                                   7,188
         100  * EARTHSHELL CORP                                              518
         815  * FORT JAMES CORP                                           15,485
         201    GAYLORD CONTAINER CO                                       1,218
          97    GLATFELTER (P.H.) CO                                       1,115
       1,559    INTERNATIONAL PAPER CO                                    56,318
          79  * IVEX PACKAGING CORP                                          464
       1,700    KIMBERLY-CLARK CORP                                       80,750
         195    LONGVIEW FIBRE CO                                          2,620
         145  * MAIL-WELL, INC                                             1,078
         386    MEAD CORP                                                 11,917
         108  * PLAYTEX PRODUCTS, INC                                      1,181
          98    POTLATCH CORP                                              3,815
          36    REPUBLIC GROUP, INC                                          380
          46    ROCK-TENN CO (CLASS A)                                       393
          56    SCHWEITZER-MAUDUIT INTERNATIONAL, INC                        703
          79  * SHOREWOOD PACKAGING CORP                                   1,649
         438  * SMURFIT-STONE CONTAINER CORP                               6,433
         384    SONOCO PRODUCTS CO                                         7,032
         122    ST. JOE CO                                                 3,179
         181    TEMPLE-INLAND, INC                                         8,167
         194    WAUSAU-MOSINEE PAPER CORP                                  2,570
         328    WESTVACO CORP                                              9,471
         384    WILLAMETTE INDUSTRIES, INC                                13,680
                                                                      ----------
                                                                         301,270
                                                                      ----------

PERSONAL SERVICES--0.07%
         369    BLOCK (H&R), INC                                          15,843
          43  * CARRIAGE SERVICES, INC (CLASS A)                             177
         429    CINTAS CORP                                               11,877
          76  * COINSTAR, INC                                              1,078
          30    CPI CORP                                                     735
          72    G & K SERVICES, INC (CLASS A)                              1,170
         112    REGIS CORP                                                 1,652
       1,024    SERVICE CORP INTERNATIONAL                                 3,584
          40    UNIFIRST CORP                                                410
                                                                      ----------
                                                                          36,526
                                                                      ----------

PETROLEUM AND COAL PRODUCTS--3.25%
         297    AMERADA HESS CORP                                         17,003
         272    ASHLAND, INC                                               8,636
       1,215    ATLANTIC RICHFIELD CO                                     99,705
       2,470    CHEVRON CORP                                             197,136
       1,900    CONOCO, INC (CLASS B)                                     44,412
          74    ELCOR CORP                                                 2,229
      13,034    EXXON MOBIL CORP                                       1,003,618
         169    MURPHY OIL CORP                                            9,495
         294    PENNZOIL-QUAKER STATE CO                                   2,590
         797    PHILLIPS PETROLEUM CO                                     31,830
         340    SUNOCO, INC                                                9,520
         122  * TESORO PETROLEUM CORP                                      1,143
       2,082    TEXACO, INC                                              101,497
         542    TOSCO CORP                                                15,209
         326    ULTRAMAR DIAMOND SHAMROCK CORP                             7,905
         913    UNOCAL CORP                                               25,564
       1,163    USX-MARATHON GROUP, INC                                   29,075
         186  * VALERO ENERGY CORP                                         5,370
          52    WD-40 CO                                                     949
                                                                      ----------
                                                                       1,612,886
                                                                      ----------

PRIMARY METAL INDUSTRIES--0.37%
         192    AK STEEL HOLDINGS CORP                                     1,812
       1,380    ALCOA, INC                                                92,460
         324    ALLEGHENY TECHNOLOGIES, INC                                5,730
          50    ALPINE GROUP, INC                                            506
          92    BELDEN, INC                                                2,162
         494  * BETHLEHEM STEEL CORP                                       3,241
          61    BRUSH WELLMAN, INC                                         1,017
         106  * CABLE DESIGN TECHNOLOGIES CO                               3,551
          69    CARPENTER TECHNOLOGY CORP                                  1,552
          19    CURTISS WRIGHT CORP                                          739
         323    ENGELHARD CORP                                             4,380
         116    GENERAL CABLE CORP                                         1,073
          28    GIBRALTAR STEEL CORP                                         432
          55    IMCO RECYCLING, INC                                          546
          85    INTERMET CORP                                                815
         110  * KAISER ALUMINUM CORP                                         618
          85  * LONE STAR TECHNOLOGIES, INC                                3,384
         376    LTV CORP                                                   1,175
          55    MATTHEWS INTERNATIONAL CORP (CLASS A)                      1,333
          67  * MAVERICK TUBE CORP                                         1,834
          16  * MAXXAM, INC                                                  432
         132  * MUELLER INDUSTRIES, INC                                    3,564
          76    NATIONAL STEEL CORP (CLASS B)                                541
         328    NUCOR CORP                                                15,764
           9  * OPTICAL CABLE CORP                                           486
          97    OREGON STEEL MILLS, INC                                      381
          92    PRECISION CAST PARTS CORP                                  2,363
          54    QUANEX CORP                                                1,063
         222    REYNOLDS METALS CO                                        13,042
          33    ROUGE INDUSTRIES, INC (CLASS A)                              226
          57  * RTI INTERNATIONAL METALS                                     402
          51    RYERSON TULL, INC                                            663

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------
PRIMARY METAL INDUSTRIES--(Continued)
         160  * STEEL DYNAMICS, INC                                   $    2,090
          38    SUPERIOR TELECOM, INC                                        491
          79    TEXAS INDUSTRIES, INC                                      2,384
          60    TITAN INTERNATIONAL, INC                                     457
          67    TITANIUM METALS CORP                                         326
         333    USX-US STEEL GROUP, INC                                    7,242
          48  * WOLVERINE TUBE, INC                                          621
         280    WORTHINGTON INDUSTRIES, INC                                3,622
                                                                      ----------
                                                                         184,520
                                                                      ----------

PRINTING AND PUBLISHING--0.63%
         225    AMERICAN GREETINGS CORP (CLASS A)                          3,740
          61  * APPLIED GRAPHICS TECHNOLOGIES, INC                           377
         100    BANTA CORP                                                 1,756
         341    BELO (A.H.) CORP SERIES A                                  4,411
         139    BOWNE & CO, INC                                            1,807
         106    CENTRAL NEWSPAPERS, INC (CLASS A)                          3,080
          48  * CONSOLIDATED GRAPHICS, INC                                   588
          23  * CSS INDUSTRIES, INC                                          439
         276    DELUXE CORP                                                6,831
         354    DONNELLEY (R.R.) & SONS CO                                 6,814
         175    DOW JONES & CO, INC                                       11,331
          77  * FRANKLIN COVEY CO                                            644
       1,050    GANNETT CO, INC                                           68,840
         114    HARLAND (JOHN H.) CO                                       1,503
         169    HARTE-HANKS, INC                                           3,432
          27    HOLLINGER INTERNATIONAL, INC                                 298
         103    HOUGHTON MIFFLIN CO                                        4,087
          12  * IDG BOOKS WORLDWIDE, INC                                     166
          17  * INFORMATION HOLDINGS, INC                                    684
         175  * JOURNAL REGISTER CO                                        2,581
         316    KNIGHT-RIDDER, INC                                        14,259
         166    LEE ENTERPRISES, INC                                       3,548
          72    MCCLATCHY CO (CLASS A)                                     2,308
         738    MCGRAW HILL COS, INC                                      36,162
          84    MEDIA GENERAL, INC (CLASS A)                               4,231
         139    MEREDITH CORP                                              3,118
          46    NEW ENGLAND BUSINESS SERVICES, INC                           770
         642    NEW YORK TIMES CO (CLASS A)                               26,763
         158  * PAXAR CORP                                                 1,510
          80    PENTON MEDIA, INC                                          2,035
          75  * PLAYBOY ENTERPRISES, INC (CLASS B)                         1,621
         547  * PRIMEDIA, INC                                             14,290
          27    PULITZER, INC                                              1,015
         126  * R.H. DONNELLEY CORP                                        2,016
         343    READER'S DIGEST ASSOCIATION, INC.
                 (CLASS A) (NON-VOTE)                                     11,340
         275    REYNOLDS & REYNOLDS CO (CLASS A)                           7,218
          34    SCHAWK, INC (CLASS A)                                        259
          52  * SCHOLASTIC CORP                                            2,730
          37  * SCIENTIFIC GAMES HOLDINGS CORP                               698
          99    SCRIPPS (E.W.) CO (CLASS A)                                4,207
          47    STANDARD REGISTER, INC                                       622
         178    TIMES MIRROR CO SERIES A                                   8,532
         164  * TOPPS, INC                                                 1,235
         703    TRIBUNE CO                                                26,142
         147    WALLACE COMPUTER SERVICES, INC                             1,635
          12    WASHINGTON POST CO (CLASS B)                               5,712
         176    WILEY (JOHN) & SONS, INC (CLASS A)                         2,453
         100  * ZIFF-DAVIS, INC                                            1,818
                                                                      ----------
                                                                         311,656
                                                                      ----------

RAILROAD TRANSPORTATION--0.30%
       1,721    BURLINGTON NORTHERN SANTA FE CORP                         33,882
         820    CSX CORP                                                  18,245
         117    FLORIDA EAST COAST INDUSTRIES, INC                         5,104
         416    KANSAS CITY SOUTHERN INDUSTRIES, INC                      36,478
       1,433    NORFOLK SOUTHERN CORP                                     18,897
         936    UNION PACIFIC CORP                                        32,818
         193  * WISCONSIN CENTRAL TRANSIT CORP                             2,231
                                                                      ----------
                                                                         147,655
                                                                      ----------

REAL ESTATE--0.06%
         209    ARDEN REALTY GROUP, INC                                    4,219
          50  * CASTLE & COOKE, INC                                          631
         403  * CATELLUS DEVELOPMENT CORP                                  4,911
          78  * CB RICHARD ELLIS SERVICES GROUP, INC                         872
         168  * FAIRFIELD COMMUNITIES, INC                                 1,323
          59    FOREST CITY ENTERPRISES, INC (CLASS A)                     1,475
          67  * INSIGNIA FINANCIAL GROUP, INC                                946
         114  * JONES LANG LA SALLE                                        1,439
          94    LNR PROPERTY CORP                                          1,744
         105  * PINNACLE HOLDINGS, INC                                     8,058
         152  * SECURITY CAPITAL GROUP, INC (CLASS B)                      1,995
          39    STEWART ENTERPRISES, INC (CLASS A)                           153
          91  * TRAMMELL CROW CO                                           1,035
                                                                      ----------
                                                                          28,801
                                                                      ----------

RUBBER AND MISCELLANEOUS PLASTICS PRODUCTS--0.25%
          13  * AEP INDUSTRIES, INC                                          375
         119    APTARGROUP, INC                                            2,692
         135    ARMSTRONG WORLD INDUSTRIES, INC                            2,219
          48    BANDAG, INC                                                1,140
         113    CARLISLE COS, INC                                          3,700
         254    COOPER TIRE & RUBBER CO                                    2,508
         589    GOODYEAR TIRE & RUBBER CO                                 12,295
         953    ILLINOIS TOOL WORKS, INC                                  51,819
          12  * LIQUI-BOX CORP                                               552
          58    MYERS INDUSTRIES, INC                                        761
         321    NIKE, INC (CLASS B)                                        8,626
         634  * PACTIV CORP                                                4,992
         174  * REEBOK INTERNATIONAL LTD                                   1,576
         314  * SEALED AIR CORP                                           14,051
         415    SOLUTIA, INC                                               4,928
          57    SPARTECH CORP                                              1,710
          76    TREDEGAR CORP                                              2,299
          16  * TREX CO, INC                                                 460
         217    TUPPERWARE CORP                                            3,526
         119  * U.S. PLASTIC LUMBER CORP                                   1,037
          54    WYNNS INTERNATIONAL, INC                                     732
                                                                      ----------
                                                                         121,998
                                                                      ----------

SECURITY AND COMMODITY BROKERS--1.62%
          28    ADVEST GROUP, INC                                            497
          87  * AFFILIATED MANAGERS GROUP, INC                             3,409
         241  * AMERITRADE HOLDINGS CORP (CLASS A)                         5,181
         427    BEAR STEARNS COS, INC                                     17,587
          51    CONNING CORP                                                 627
          47    DAIN RAUSCHER CORP                                         2,711
          60  * DLJ DIRECT                                                   776

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------
SECURITY AND COMMODITY BROKERS--(Continued)
         128    DONALDSON, LUFKIN & JENRETTE, INC                     $    6,592
          17    DUFF & PHELPS CREDIT RATING CO                             1,668
         789  * E TRADE GROUP, INC                                        20,908
         113    EATON VANCE CORP                                           4,675
         347    EDWARDS (A.G.), INC                                       11,581
         214    FEDERATED INVESTORS, INC                                   5,095
         625    FRANKLIN RESOURCES, INC                                   16,406
          58    FREEDOM SECURITIES CORP                                      790
          87  * FRIEDMAN, BILLINGS, RAMSEY GROUP, INC                      1,468
          45    INVESTMENT TECHNOLOGY GROUP, INC                           1,788
          55    INVESTORS FINANCIAL SERVICES CORP                          2,354
          80    JEFFERIES GROUP, INC (NEW)                                 1,860
          27    JOHN NUVEEN CO (CLASS A)                                     945
         262  * KNIGHT/TRIMARK GROUP, INC                                 12,985
         215    LEGG MASON, INC                                            8,734
         452    LEHMAN BROTHERS HOLDINGS, INC                             37,120
       1,376    MERRILL LYNCH & CO, INC                                  144,394
         108    MORGAN KEEGAN, INC                                         1,377
       3,400    MORGAN STANLEY DEAN WITTER & CO                          294,950
          40  * NATIONAL DISCOUNT BROKERS GROUP, INC                       1,812
         537    PAINE WEBBER GROUP, INC                                   21,211
         165    PHOENIX INVESTMENT PARTNERS LTD                            1,144
         100  * PIONEER GROUP, INC                                         2,148
          87    PRICE (T. ROWE) ASSOCIATES, INC                            2,789
          38  * R&G FINANCIAL CORP (CLASS B)                                 308
         152    RAYMOND JAMES FINANCIAL CORP                               2,888
       2,485    SCHWAB (CHARLES) CORP                                    129,841
          44    SOUTHWEST SECURITIES GROUP, INC                            2,007
         233    THE GOLDMAN SACHS GROUP, INC                              26,052
         198    UNITED ASSET MANAGEMENT CORP                               3,056
           7    VALUE LINE, INC                                              252
         218    WADDELL & REED FINANCIAL,INC (CLASS A)                     7,016
                                                                      ----------
                                                                         807,002
                                                                      ----------

SOCIAL SERVICES--0.01%
          46  * BRIGHT HORIZONS FAMILY SOLUTIONS, INC                        897
          41  * CAPITAL SENIOR LIVING CORP                                   166
          35  * PROVANT, INC                                                 240
          73  * RES-CARE, INC                                                636
          70  * SUNRISE ASSISTED LIVING, INC                               1,089
                                                                      ----------
                                                                           3,028
                                                                      ----------

SPECIAL TRADE CONTRACTORS--0.02%
         105    APOGEE ENTERPRISES, INC                                      459
         113  * COMFORT SYSTEMS U.S.A., INC                                  861
          32  * EMCOR GROUP, INC                                             600
         116  * INTEGRATED ELECTRICAL SERVICES, INC                          645
         126  * QUANTA SERVICES, INC                                       6,394
                                                                      ----------
                                                                           8,959
                                                                      ----------

STONE, CLAY, AND GLASS PRODUCTS--0.45%
          18    CARBO CERAMICS, INC                                          454
          31    CENTEX CONSTRUCTION PRODUCTS, INC                            713
         978    CORNING, INC                                             187,287
         205    DAL-TILE INTERNATIONAL, INC                                1,537
          63    DEPARTMENT 56, INC                                           850
          18  * DUPONT PHOTOMASKS, INC                                     1,167
          71    FLORIDA ROCK INDUSTRIES, INC                               2,396
         124    LAFARGE CORP                                               2,410
          60    LIBBEY, INC                                                1,571
          26    MIKASA, INC                                                  255
         189    OWENS CORNING CO                                           2,764
         565  * OWENS ILLINOIS, INC                                        9,181
         142    SOUTHDOWN, INC                                             7,313
         186    USG CORP                                                   5,975
                                                                      ----------
                                                                         223,873
                                                                      ----------

TEXTILE MILL PRODUCTS--0.04%
          71  * ALBANY INTERNATIONAL CORP (CLASS A) NEW                      931
         194  * BURLINGTON INDUSTRIES, INC                                   788
         233    COLLINS & AIKMAN CORP                                      1,223
          58  * DAN RIVER, INC (CLASS A)                                     319
          60    GUILFORD MILLS, INC                                          476
         155    INTERFACE, INC (CLASS A)                                     658
         168  * MOHAWK INDUSTRIES, INC                                     3,328
          78    POLYMER GROUP, INC                                           970
          82  * PUBLICARD, INC                                             1,050
         104    RUSSELL CORP                                               1,430
         439    SHAW INDUSTRIES, INC                                       4,966
          40    SPRING INDUSTRIES, INC                                     1,472
         223  * UNIFI, INC                                                 1,867
         140    WESTPOINT STEVENS, INC                                     2,275
                                                                      ----------
                                                                          21,753
                                                                      ----------

TOBACCO PRODUCTS--0.38%
          46  * BROOKE GROUP LTD                                             500
          28  * GENERAL CIGAR HOLDINGS, INC (CLASS A)                        414
       8,909    PHILIP MORRIS COS, INC                                   169,827
         413    RJR REYNOLDS TOBACCO HOLDINGS, INC                         7,253
         644    UST, INC                                                  11,109
                                                                      ----------
                                                                         189,103
                                                                      ----------

TRANSPORTATION BY AIR--0.34%
         183    AIRBORNE FREIGHT CORP                                      3,339
         212  * AIRTRAN HOLDINGS, INC                                        834
          93  * ALASKA AIR GROUP, INC                                      2,499
         124  * AMERICA WEST HOLDINGS CORP (CLASS B)                       1,650
         558  * AMR CORP                                                  31,736
          13  * AMTRAN, INC                                                  204
          43  * ATLANTIC COAST AIRLINES HOLDINGS                             817
          53  * ATLAS AIR, INC                                             1,434
          69  * AVIALL, INC                                                  569
         163  * CONTINENTAL AIRLINES, INC (CLASS B)                        5,735
         500    DELTA AIRLINES, INC                                       23,906
          58  * EGL, INC                                                   1,450
       1,092  * FEDEX CORPORATION                                         36,650
          66  * FRONTIER AIRLINES, INC                                       717
         114  * MESA AIR GROUP, INC                                          691
          46  * MESABA HOLDINGS, INC                                         506
          53  * MIDWEST EXPRESS HOLDINGS, INC                              1,344
          95  * NORTHWEST AIRLINES CORP (CLASS A)                          1,686
          79  * OFFSHORE LOGISTICS, INC                                      957
         186    OGDEN CORP                                                 2,127
          79    SKYWEST, INC                                               2,498
       1,899    SOUTHWEST AIRLINES CO                                     35,487
         221  * TRANS WORLD AIRLINES, INC                                    538
         256  * U.S. AIRWAYS GROUP, INC                                    5,344
         108  * UAL CORP                                                   5,096
                                                                      ----------
                                                                         167,814
                                                                      ----------

TRANSPORTATION EQUIPMENT--2.19%
          72  * ABC RAIL PRODUCTS CORP                                       801

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------
TRANSPORTATION EQUIPMENT--(Continued)
          77  * AFTERMARKET TECHNOLOGY CORP                           $      991
          36  * AMERICAN AXLE & MANUFACTURE HOLDINGS                         481
          68    ARCTIC CAT, INC                                              680
          97    ARVIN INDUSTRIES, INC                                      1,830
         384    AUTOLIV, INC                                               9,648
          88  * BE AEROSPACE, INC                                            792
       3,519    BOEING CO                                                113,927
          94    BORG-WARNER AUTOMOTIVE, INC                                2,984
          90    CLARCOR, INC                                               1,620
          63    COACHMEN INDUSTRIES, INC                                     763
          49    COMMERCIAL INTERTECH CORP                                    878
         138    CORDANT TECHNOLOGIES, INC                                  3,993
         619    DANA CORP                                                 13,347
         357    DANAHER CORP                                              13,722
          81  * DELCO REMY INTERNATIONAL, INC (CLASS A)                      567
       2,112    DELPHI AUTOMOTIVE SYSTEMS CORP                            34,188
         277    EATON CORP                                                21,086
         174    FEDERAL SIGNAL CORP                                        2,707
         278    FEDERAL-MOGUL CORP                                         4,378
         126    FLEETWOOD ENTERPRISES, INC                                 1,858
       4,281    FORD MOTOR CO                                            175,788
         126    GENCORP, INC                                                 889
         621    GENERAL DYNAMICS CORP                                     24,413
       1,900    GENERAL MOTORS CORP                                      147,843
         509  * GENERAL MOTORS CORP (CLASS H)                             66,010
          57  * GENTEK, INC                                                  773
         276    GENTEX CORP                                                9,435
         391    GOODRICH (B.F.) CO                                        10,361
         570    HARLEY DAVIDSON, INC                                      39,686
          67  * HAYES LEMMERZ INTERNATIONAL, INC                           1,323
          19    HEICO CORP                                                   288
       2,972    HONEYWELL INTERNATIONAL, INC                             134,854
         143  * HOWMET INTERNATIONAL, INC                                  2,654
         331    ITT INDUSTRIES, INC                                        8,047
          85    KAMAN CORP (CLASS A)                                         775
          45  * KELLSTROM INDUSTRIES, INC                                    292
          43  * KROLL- OGARA CO                                              709
       1,288    LOCKHEED MARTIN CORP                                      21,654
         139    MASCOTECH, INC                                             1,772
         260    MERITOR AUTOMOTIVE, INC                                    3,786
         150  * MILLER INDUSTRIES, INC                                       571
          84    MODINE MANUFACTURING CO                                    2,010
          65  * MONACO COACH CORP                                          1,044
          32  * NATIONAL R.V. HOLDINGS, INC                                  516
         246  * NAVISTAR INTERNATIONAL CORP                                8,241
         117    NEWPORT NEWS SHIPBUILDING, INC                             3,341
         262    NORTHROP GRUMMAN CORP                                     12,330
          78  * OEA, INC                                                     550
         141  * ORBITAL SCIENCES CORP                                      2,194
          54    OSHKOSH TRUCK CORP                                         1,302
         270    PACCAR, INC                                               11,491
          92    POLARIS INDUSTRIES, INC                                    2,725
          79    REGAL-BELOIT CORP                                          1,402
          39  * SEQUA CORP (CLASS A)                                       1,360
          68    SIMPSON INDUSTRIES, INC                                      616
          79    SMITH (A.O.) CORP                                          1,259
         117    SPX CORP                                                  13,608
          30    STANDARD MOTOR PRODUCTS, INC (CLASS A)                       406
          46  * STONERIDGE, INC                                              437
          74    SUPERIOR INDUSTRIES INTERNATIONAL, INC                     1,850
         472    TEXTRON, INC                                              24,809
          26    THOR INDUSTRIES, INC                                         630
         149    TRINITY INDUSTRIES, INC                                    2,961
          44  * TRIUMPH GROUP, INC                                         1,259
         380    TRW, INC                                                  20,401
       1,718    UNITED TECHNOLOGIES CORP                                  83,967
          81    WABASH NATIONAL CORP                                       1,139
         160    WESTINGHOUSE AIR BRAKE CO                                  1,440
          54    WINNEBAGO INDUSTRIES, INC                                  1,002
                                                                      ----------
                                                                       1,087,454
                                                                      ----------

TRANSPORTATION SERVICES--0.06%
         155    C.H. ROBINSON WORLDWIDE, INC                               7,662
          17  * CHEAP TICKETS, INC                                           221
          47    CIRCLE INTERNATIONAL GROUP, INC                            1,180
         180  * EXPEDITORS INTERNATIONAL OF WASHINGTON                     6,412
          54  * FORWARD AIR CORP                                           1,316
          75  * FRITZ COS, INC                                               703
         197    GALILEO INTERNATIONAL, INC                                 3,730
         185    GATX CORP                                                  5,758
          24  * HUB GROUP, INC (CLASS A)                                     384
          23  * U.S. EXPRESS ENTERPRISES, INC (CLASS A)                      140
                                                                      ----------
                                                                          27,506
                                                                      ----------

TRUCKING AND WAREHOUSING--0.05%
          81  * AMERICAN FREIGHTWAYS CORP                                  1,123
          71    ARNOLD INDUSTRIES, INC                                       871
         172    CNF TRANSPORTATION, INC                                    5,278
          75  * CONSOLIDATED FREIGHTWAYS CORP                                457
          29  * COVENANT TRANSPORT, INC (CLASS A)                            311
          65  * HEARTLAND EXPRESS, INC                                       901
          80    HUNT (J.B.) TRANSPORT SERVICES, INC                        1,030
         125  * IRON MOUNTAIN, INC                                         3,921
          25  * KNIGHT TRANSPORTATION, INC                                   398
          36  * LANDSTAR SYSTEM, INC                                       1,928
          35  * M.S. CARRIERS, INC                                           800
          48    ROADWAY EXPRESS, INC                                         942
         139  * SWIFT TRANSPORTATION CO, INC                               2,032
         100    USFREIGHTWAYS CORP                                         2,825
         116    WERNER ENTERPRISES, INC                                    1,464
          94  * YELLOW CORP                                                1,489
                                                                      ----------
                                                                          25,770
                                                                      ----------

WATER TRANSPORTATION--0.03%
         162    ALEXANDER & BALDWIN, INC                                   2,997
          33  * AMERICAN CLASSIC VOYAGES CO                                  841
          92  * KIRBY CORP                                                 1,725
          95    OVERSEAS SHIPHOLDING GROUP, INC                            2,244
          42  * SEACOR SMIT, INC                                           2,184
         209    TIDEWATER, INC                                             5,891
                                                                      ----------
                                                                          15,882
                                                                      ----------

WHOLESALE TRADE-DURABLE GOODS--0.30%
         103    AAR CORP                                                   2,169
          56  * ACTION PERFORMANCE COS, INC                                  497
          95  * ANICOM, INC                                                  724
          80  * ANIXTER INTERNATIONAL, INC                                 1,575
          79    APPLIED INDUSTRIAL TECHNOLOGIES, INC                       1,347
         361  * ARROW ELECTRONICS, INC                                    12,025
          43  * AVIATION SALES CO                                            373
         158    AVNET, INC                                                10,023

TIAA-CREF Mutual Funds                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
    SHARES                                                                VALUE
--------------------------------------------------------------------------------
WHOLESALE TRADE-DURABLE GOODS--(Continued)
         202  * BOYDS COLLECTION LTD                                 $     1,338
          87    BRIGGS & STRATTON CORP                                     2,724
         201  * BRIGHTPOINT, INC                                           2,763
          41    CASTLE (A.M.) & CO                                           499
         129  * CELLSTAR CORP                                              1,183
         188  * CHS ELECTRONICS, INC                                         176
          47    COMMERCIAL METALS CO                                       1,122
         179  * COMPUCOM SYSTEMS, INC                                      1,219
           8    COMPX INTERNATIONAL, INC                                     152
          58  * DURA AUTOMOTIVE SYSTEMS, INC                                 761
          59  * FAIRCHILD CORP (CLASS A)                                     376
         151  * FISHER SCIENTIFIC INTERNATIONAL, INC                       7,248
         670    GENUINE PARTS CO                                          13,860
         280    GRAINGER (W.W.), INC                                      11,095
         156  * HA-LO INDUSTRIES, INC                                      1,628
         105  * HANDLEMAN CO                                                 951
          88    HUGHES SUPPLY, INC                                         1,584
         561    IKON OFFICE SOLUTIONS, INC                                 3,646
         230  * INGRAM MICRO, INC (CLASS A)                                2,932
          16  * JLK DIRECT DISTRIBUTION, INC (CLASS A)                       149
         106  * KENT ELECTRONICS CORP                                      3,504
          58  * KEYSTONE AUTOMOTIVE INDUSTRIES, INC                          308
         313  * LANIER WORLDWIDE, INC                                        821
          22    LAWSON PRODUCTS, INC                                         503
         102  * MERISEL, INC                                                 255
          37  * MIAMI COMPUTER SUPPLY CORP                                 1,156
         102  * MSC INDUSTRIAL DIRECT CO (CLASS A)                         1,459
         184  * NATIONAL-OILWELL, INC                                      4,554
          48  * NAVARRE CORP                                                 216
         123    OWENS & MINOR, INC                                         1,353
          91  * PATTERSON DENTAL CO                                        3,082
          86    PIONEER-STANDARD ELECTRONICS, INC                          1,472
         267  * PSS WORLD MEDICAL, INC                                     1,768
          71    RELIANCE STEEL & ALUMINUM CO                               1,362
         131  * SAFEGUARD SCIENTIFICS, INC                                35,566
          38  * SCP POOL CORP                                              1,111
         196  * TECH DATA CORP                                             4,630
          64    WATSCO, INC                                                  608
         115  * WESCO INTERNATIONAL, INC                                     920
                                                                     -----------
                                                                         148,787
                                                                     -----------

WHOLESALE TRADE-NONDURABLE GOODS--0.64%
         235  * AIRGAS, INC                                                1,586
         183  * AMERISOURCE HEALTH CORP (CLASS A)                          2,379
         108  * BARNETT RESOURCES CORP                                     2,470
         505    BERGEN BRUNSWIG CORP (CLASS A)                             2,367
         102    BINDLEY WESTERN INDUSTRIES, INC                            1,600
          47  * BOISE CASCADE OFFICE PRODUCTS CORP                           713
       1,055    CARDINAL HEALTH, INC                                      44,112
          76  * CENTRAL GARDEN & PET CO                                      646
          34    CHEMED CORP                                                1,022
          65  * DAISYTEK INTERNATIONAL CORP                                1,478
         168    DIMON, INC                                                   420
       2,695    ENRON CORP                                               184,764
          50    HERBALIFE INTERNATIONAL, INC (CLASS B)                       650
          64    INTERNATIONAL MULTIFOODS CORP                                644
       1,061    MCKESSON HBOC, INC                                        19,694
          53  * NCS HEALTHCARE, INC (CLASS A)                                115
         172  * NU SKIN ENTERPRISES, INC (CLASS A)                         1,569
          47  * PERFORMANCE FOOD GROUP CO                                    987
          60  * PLAINS RESOURCES, INC                                        862
          15  * PRIORITY HEALTHCARE CORP (CLASS B)                           817
          66  * SCHOOL SPECIALTY, INC                                      1,150
          28  * SMART & FINAL, INC                                           197
         451    SUPERVALU, INC                                             6,511
          37  * SYNCOR INTERNATIONAL CORP                                    904
       1,240    SYSCO CORP                                                35,650
         123    TERRA INDUSTRIES, INC                                        269
          33  * UNITED NATURAL FOODS, INC                                    420
         122  * UNITED STATIONERS, INC                                     3,492
         117    UNIVERSAL CORP                                             1,681
          30    VALHI, INC                                                   339
                                                                     -----------
                                                                         319,508
                                                                     -----------

               TOTAL COMMON STOCK
               (Cost $ 49,899,594)                                    49,502,417
                                                                     -----------

   PRINCIPAL
   ---------

               SHORT TERM INVESTMENT- 0.31%

               U.S. GOVERNMENT AGENCY--0.31%
                FEDERAL HOME LOAN BANK (FHLB)
    $154,000    5.540%, 03/13/00                                         153,953
                                                                     -----------

               TOTAL SHORT TERM INVESTMENT
               (Cost $153,953)                                           153,953
                                                                     -----------

               TOTAL PORTFOLIO
               (Cost $50,053,547)                                    $49,656,370
                                                                     ===========


----------
*    Non-income producing

     The cost of investments for federal income tax purposes is substantially the same as the amount disclosed above.

TIAA-CREF Mutual Funds      STATEMENT OF INVESTMENTS   SOCIAL CHOICE EQUITY FUND

                                 March 10, 2000              Summary by Industry

--------------------------------------------------------------------------------
                                                            VALUE           %
--------------------------------------------------------------------------------
COMMON STOCK
APPAREL AND ACCESSORY STORES                            $     87,222       0.35%
APPAREL AND OTHER TEXTILE PRODUCTS                            15,667       0.06
AUTO REPAIR, SERVICES AND PARKING                              1,279       0.01
BUILDING MATERIALS AND GARDEN SUPPLIES                       342,104       1.39
BUSINESS SERVICES                                          2,834,310      11.48
CHEMICALS AND ALLIED PRODUCTS                              2,526,981      10.23
COMMUNICATIONS                                             3,175,355      12.86
DEPOSITORY INSTITUTIONS                                    1,393,638       5.64
EATING AND DRINKING PLACES                                   156,814       0.63
ELECTRIC, GAS, AND SANITARY SERVICES                         753,582       3.05
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT                    2,338,501       9.47
ENGINEERING AND MANAGEMENT SERVICES                           19,389       0.08
FABRICATED METAL PRODUCTS                                    156,842       0.63
FOOD AND KINDRED PRODUCTS                                    872,367       3.53
FOOD STORES                                                   95,924       0.39
FURNITURE AND FIXTURES                                        33,690       0.14
FURNITURE AND HOMEFURNISHINGS STORES                          18,621       0.08
GENERAL BUILDING CONTRACTORS                                   7,498       0.03
GENERAL MERCHANDISE STORES                                   661,028       2.68
HEALTH SERVICES                                               74,920       0.30
HOLDING AND OTHER INVESTMENT OFFICES                          52,704       0.21
INDUSTRIAL MACHINERY AND EQUIPMENT                         3,187,226      12.91
INSTRUMENTS AND RELATED PRODUCTS                             459,045       1.86
INSURANCE AGENTS, BROKERS AND SERVICE                        100,584       0.41
INSURANCE CARRIERS                                         1,028,489       4.16
MISCELLANEOUS MANUFACTURING INDUSTRIES                       229,837       0.93
MISCELLANEOUS RETAIL                                         102,974       0.42
MOTION PICTURES                                              503,376       2.04
NONDEPOSITORY INSTITUTIONS                                   664,974       2.69
OIL AND GAS EXTRACTION                                       688,421       2.79
PAPER AND ALLIED PRODUCTS                                    149,791       0.61
PETROLEUM AND COAL PRODUCTS                                   91,164       0.37
PRIMARY METAL INDUSTRIES                                      88,028       0.36
PRINTING AND PUBLISHING                                      260,694       1.06
RAILROAD TRANSPORTATION                                       52,552       0.21
RUBBER AND MISCELLANEOUS
   PLASTIC PRODUCTS                                          116,057       0.47
SECURITY AND COMMODITY BROKERS                               533,302       2.16
STONE, CLAY, AND GLASS PRODUCTS                              154,923       0.63
TRANSPORTATION BY AIR                                        118,315       0.48
TRANSPORTATION EQUIPMENT                                      13,703       0.06
TRUCKING AND WAREHOUSING                                       3,487       0.01
WHOLESALE TRADE-DURABLE GOODS                                 84,257       0.34
WHOLESALE TRADE-NONDURABLE GOODS                             282,774       1.14
                                                        ------------     ------
TOTAL COMMON STOCK
(Cost $24,870,465)                                        24,532,409      99.35
                                                        ------------     ------
SHORT TERM INVESTMENT
U.S. GOVERNMENT AGENCY                                       155,952       0.63
                                                        ------------     ------
TOTAL SHORT TERM INVESTMENT
(Cost $155,952)                                              155,952       0.63
                                                        ------------     ------
TOTAL PORTFOLIO
(Cost $25,026,417)                                        24,688,361      99.98
OTHER ASSETS & LIABILITIES, NET                                3,599       0.02
                                                        ------------     ------
NET ASSETS                                              $ 24,691,960     100.00%
                                                        ============     ======

TIAA-CREF Mutual Funds      STATEMENT OF INVESTMENTS   SOCIAL CHOICE EQUITY FUND

                                 March 10, 2000

--------------------------------------------------------------------------------
       SHARES                                                           VALUE
--------------------------------------------------------------------------------
COMMON STOCK--99.35%

APPAREL AND ACCESSORY STORES--0.35%
       1,891    GAP, INC                                              $   87,222
                                                                      ----------

APPAREL AND OTHER TEXTILE PRODUCTS--0.06%
         162    LIZ CLAIBORNE, INC                                         7,411
         358    VF CORP                                                    8,256
                                                                      ----------
                                                                          15,667
                                                                      ----------

AUTO REPAIR, SERVICES AND PARKING--0.01%
          68    RYDER SYSTEM, INC                                          1,279
                                                                      ----------

BUILDING MATERIALS AND GARDEN SUPPLIES--1.39%
       5,684    HOME DEPOT, INC                                          305,159
         821    LOWES COS, INC                                            36,945
                                                                      ----------
                                                                         342,104
                                                                      ----------

BUSINESS SERVICES--11.48%
       5,119  * AMERICA ONLINE, INC                                      302,980
       2,883    AUTOMATIC DATA PROCESSING, INC                           127,212
       1,299    COMPUTER ASSOCIATES INTERNATIONAL, INC                    86,383
       1,368    ELECTRONIC DATA SYSTEMS CORP                              84,132
         959    FIRST DATA CORP                                           40,158
         103  * IMATION CORP                                               2,871
       1,175    IMS HEALTH, INC                                           24,895
      10,800  * MICROSOFT CORP                                         1,090,800
         853  * NOVELL, INC                                               26,762
         505    OMNICOM GROUP, INC                                        42,262
       6,000  * ORACLE CORP                                              489,750
       3,400  * SUN MICROSYSTEMS, INC                                    320,237
       1,100  * YAHOO, INC                                               195,868
                                                                      ----------
                                                                       2,834,310
                                                                      ----------

CHEMICALS AND ALLIED PRODUCTS--10.23%
       1,913    AIR PRODUCTS & CHEMICALS, INC                             47,705
         495    ALLERGAN, INC                                             23,574
         470  * ALZA CORP                                                 17,272
       2,100  * AMGEN, INC                                               125,081
       1,025  * AVON PRODUCTS, INC                                        26,906
       5,555    BRISTOL MYERS SQUIBB CO                                  290,943
         825    CABOT CORP                                                22,326
       1,123    CLOROX CO                                                 33,549
       2,203    COLGATE PALMOLIVE CO                                      94,178
         144  * FOREST LABORATORIES, INC                                  10,188
         234    FULLER (H.B.) CO                                          12,051
         120  * GENZYME CORP (GENERAL DIVISION)                            6,915
          63  * GENZYME SURGICAL PRODUCTS                                    803
         154  * GENZYME-MOLECULAR ONCOLOGY                                 4,774
       1,055    HANNA (M.A.) CO                                           10,945
         723    INTERNATIONAL FLAVORS & FRAGRANCES, INC                   22,593
         192  * IVAX CORP                                                  5,400
       4,246    JOHNSON & JOHNSON CO                                     300,669
       2,500    LILLY (ELI) & CO                                         152,968
         414    MALLINCKRODT, INC                                          9,858
       6,287    MERCK & CO, INC                                          374,469
         205    MYLAN LABORATORIES, INC                                    5,714
         214    NCH CORP                                                   9,242
       8,952    PFIZER, INC                                              314,439
       1,040    PHARMACIA & UPJOHN, INC                                   54,080
       2,104    PPG INDUSTRIES, INC                                       98,230
       1,375    PRAXAIR, INC                                              46,062
       4,285    PROCTER & GAMBLE CO                                      227,372
       4,062    SCHERING-PLOUGH CORP                                     152,071
         846    SCHULMAN (A.), INC                                        10,984
         706    SIGMA ALDRICH CORP                                        15,620
                                                                      ----------
                                                                       2,526,981
                                                                      ----------

COMMUNICATIONS--12.86%
         651    ALLTEL CORP                                               44,308
       8,022    AT & T CORP                                              435,694
         465  * AT & T CORP - LIBERTY MEDIA GROUP (CLASS A)               24,470
       4,276    BELL ATLANTIC CORP                                       245,068
       5,532    BELLSOUTH CORP                                           258,275
       1,627  * CBS CORP                                                  93,349
         676  * CLEAR CHANNEL COMMUNICATIONS, INC                         41,869
       1,700    COMCAST CORP (CLASS A) SPECIAL                            68,743
         651  * COX COMMUNICATIONS, INC (CLASS A)                         29,335
       1,400  * GLOBAL CROSSING LTD                                       81,200
       7,440    LUCENT TECHNOLOGIES, INC                                 503,130
       5,900  * MCI WORLDCOM, INC                                        275,456
       1,747  * MEDIA ONE GROUP, INC                                     136,484
         622  * NEXTEL COMMUNICATIONS, INC (CLASS A)                      99,286
       9,148    SBC COMMUNICATIONS, INC                                  384,216
       2,115    SPRINT CORP (FON GROUP)                                  129,808
       1,779  * SPRINT CORP (PCS GROUP)                                  106,184
       1,648    U.S. WEST, INC                                           115,978
       1,896  * VIACOM, INC (CLASS B)                                    102,502
                                                                      ----------
                                                                       3,175,355
                                                                      ----------

DEPOSITORY INSTITUTIONS--5.64%
       5,181    BANK OF AMERICA CORP                                     222,135
       2,460    BANK OF NEW YORK CO, INC                                  78,105
       3,484    BANK ONE CORP                                             85,358
       2,517    CHASE MANHATTAN CORP                                     198,056
         543    FIFTH THIRD BANCORP                                       24,910
       3,310    FIRST UNION CORP                                         105,506
       1,700    FIRSTAR CORP                                              29,856
       2,385    FLEETBOSTON FINANCIAL CORP                                61,264
         836    KEYCORP                                                   13,428
       2,881    MBNA CORP                                                 63,562
       1,077    MELLON FINANCIAL CORP                                     29,684
         699    MORGAN (J.P.) & CO, INC                                   74,137
       1,760    NATIONAL CITY CORP                                        30,470
       1,049    PNC BANK CORP                                             39,271
         474    PROVIDIAN FINANCIAL CORP                                  30,750
       1,058    SUNTRUST BANKS, INC                                       50,122
       2,040    U.S. BANCORP                                              36,720
         645    WACHOVIA CORP                                             35,071
       1,260    WASHINGTON MUTUAL, INC                                    27,483
       4,901    WELLS FARGO CO                                           157,750
                                                                      ----------
                                                                       1,393,638
                                                                      ----------

EATING AND DRINKING PLACES--0.63%
         662    DARDEN RESTAURANTS, INC                                    8,564
       4,651    MCDONALD'S CORP                                          148,250
                                                                      ----------
                                                                         156,814
                                                                      ----------

ELECTRIC, GAS, AND SANITARY SERVICES--3.05%
         696    AGL RESOURCES, INC                                        12,049
       1,378    COLUMBIA ENERGY GROUP                                     78,201
       1,942  * EL PASO ENERGY CORP                                       76,830

TIAA-CREF Mutual Funds                                 SOCIAL CHOICE EQUITY FUND


--------------------------------------------------------------------------------
       SHARES                                                           VALUE
--------------------------------------------------------------------------------

ELECTRIC, GAS, AND SANITARY SERVICES--(Continued)
       1,044    EQUITABLE RESOURCES, INC                              $   42,151
         857    IDACORP, INC                                              27,691
       2,545    KEYSPAN CORP                                              54,558
       1,824    LOUISVILLE GAS & ELECTRIC ENERGY CORP                     40,128
         866    MCN ENERGY GROUP, INC                                     21,595
       1,066    NICOR, INC                                                32,113
       2,567    NISOURCE, INC                                             37,702
       2,087    OGE ENERGY CORP                                           35,479
         879    PEOPLES ENERGY CORP                                       24,172
       2,773    POTOMAC ELECTRIC POWER CO                                 54,766
       1,759    PUGET SOUND ENERGY, INC                                   35,070
         200  * SOUTHERN UNION CO                                          2,662
       2,568    TECO ENERGY, INC                                          45,742
       2,725    WILLIAMS COS, INC                                        132,673
                                                                      ----------
                                                                         753,582
                                                                      ----------

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--9.47%
         653  * ADVANCED MICRO DEVICES, INC                               34,445
         461    BALDOR ELECTRIC CO                                         7,721
       2,878    EMERSON ELECTRIC CO                                      118,357
         350  * GLENAYRE TECHNOLOGIES, INC                                 9,625
       7,300    INTEL CORP                                               877,368
         766  * MICRON TECHNOLOGY, INC                                    81,674
         638    MOLEX, INC                                                39,984
         654  * NATIONAL SEMICONDUCTOR CORP                               45,780
       3,050    NORTEL NETWORKS CORP (U.S.)                              376,484
       1,400  * QUALCOMM, INC                                            190,575
         370  * SENSORMATIC ELECTRONICS CORP                               7,099
       1,588  * SOLECTRON CORP                                            56,771
       1,180  * TELLABS, INC                                              67,260
       2,037    TEXAS INSTRUMENTS, INC                                   370,734
         438    THOMAS & BETTS CORP                                        9,417
         393  * VISHAY INTERTECHNOLOGY, INC                               22,179
         460    WHIRLPOOL CORP                                            23,028
                                                                      ----------
                                                                       2,338,501
                                                                      ----------

ENGINEERING AND MANAGEMENT SERVICES--0.08%
         717    DUN & BRADSTREET CORP                                     18,686
          50    GARTNER GROUP, INC (CLASS A)                                 703
                                                                      ----------
                                                                          19,389
                                                                      ----------

FABRICATED METAL PRODUCTS--0.63%
       2,764    CROWN CORK & SEAL CO, INC                                 37,659
       2,914    GILLETTE CO                                               87,237
         281    MARK IV INDUSTRIES, INC                                    5,707
       1,428    MASCO CORP                                                26,239
                                                                      ----------
                                                                         156,842
                                                                      ----------

FOOD AND KINDRED PRODUCTS--3.53%
       1,267    BESTFOODS, INC                                            48,858
       1,703    CAMPBELL SOUP CO                                          49,280
       6,539    COCA COLA CO                                             292,211
       1,062    COCA COLA ENTERPRISES, INC                                22,302
       1,634    GENERAL MILLS, INC                                        51,266
       1,908    HEINZ (H.J.) CO                                           64,275
         682    HERSHEY FOODS CORP                                        27,280
       1,564    KELLOGG CO                                                35,874
         112    MCCORMICK & CO, INC (NON-VOTE)                             2,961
         641    NABISCO GROUP HOLDINGS                                     5,608
          50    PEPSI BOTTLING GROUP, INC                                    990
       4,410    PEPSICO, INC                                             135,331
         815    QUAKER OATS CO                                            38,050
       1,484    UNILEVER NV (NEW YORK SHS)                                61,215
         313    WHITMAN CORP                                               3,521
         540    WRIGLEY (WM) JR CO                                        33,345
                                                                      ----------
                                                                         872,367
                                                                      ----------

FOOD STORES--0.39%
       1,394    ALBERTSONS, INC                                           33,456
       1,839  * KROGER CO                                                 27,125
       1,008  * SAFEWAY, INC                                              35,343
                                                                      ----------
                                                                          95,924
                                                                      ----------

FURNITURE AND FIXTURES--0.14%
       1,567    NEWELL RUBBERMAID, INC                                    33,690
                                                                      ----------

FURNITURE AND HOMEFURNISHINGS STORES--0.08%
         467    TANDY CORP                                                18,621
                                                                      ----------

GENERAL BUILDING CONTRACTORS--0.03%
         251    HILLENBRAND INDUSTRIES, INC                                7,498
                                                                      ----------

GENERAL MERCHANDISE STORES--2.68%
         793  * COSTCO WHOLESALE CORP                                     34,991
         204  * FEDERATED DEPARTMENT STORES, INC                           7,203
       1,064  * K MART CORP                                                9,310
         619    MAY DEPARTMENT STORES CO                                  15,475
         575    PENNEY, (J.C.) CO, INC                                     8,014
       1,059    SEARS ROEBUCK & CO                                        29,387
         927  * TARGET CORP                                               56,373
      10,436    WAL-MART STORES, INC                                     500,275
                                                                      ----------
                                                                         661,028
                                                                      ----------

HEALTH SERVICES--0.30%
       2,250    COLUMBIA/HCA HEALTHCARE CORP                              47,109
          62  * LIFEPOINT HOSPITALS, INC                                     957
       1,214  * TENET HEALTHCARE CORP                                     25,114
         118  * TRIAD HOSPITALS, INC                                       1,740
                                                                      ----------
                                                                          74,920
                                                                      ----------

HOLDING AND OTHER INVESTMENT OFFICES--0.21%
          80    CARRAMERICA REALTY CORP                                    1,650
         517    CRESCENT REAL ESTATE EQUITIES CO                           8,562
         284    DUKE-WEEKS REALTY CORP                                     5,112
          50    FIRST INDUSTRIAL REALTY TRUST, INC                         1,300
          77    LIBERTY PROPERTY TRUST CO                                  1,732
          97    ROUSE CO                                                   2,037
         392    SIMON PROPERTY GROUP, INC                                  9,016
          88    SPIEKER PROPERTIES, INC                                    3,597
         551    WEINGARTEN REALTY INVESTORS, INC                          19,698
                                                                      ----------
                                                                          52,704
                                                                      ----------

INDUSTRIAL MACHINERY AND EQUIPMENT--12.91%
         749  * 3COM CORP                                                 51,634
         497  * APPLE COMPUTER, INC                                       62,497
       1,067  * APPLIED MATERIALS, INC                                   205,997
       7,300  * CISCO SYSTEMS, INC                                       995,537
       4,566    COMPAQ COMPUTER CORP                                     130,131
         334    CUMMINS ENGINE CO, INC                                    10,688
       1,367    DEERE & CO                                                48,528
       5,700  * DELL COMPUTER CORP                                       292,125
         152    DIEBOLD, INC                                               3,695
       2,521  * EMC CORP                                                 328,832
         755  * GATEWAY, INC                                              47,187

TIAA-CREF Mutual Funds                                 SOCIAL CHOICE EQUITY FUND


--------------------------------------------------------------------------------
       SHARES                                                           VALUE
--------------------------------------------------------------------------------
INDUSTRIAL MACHINERY AND EQUIPMENT--(Continued)
         329    GRACO, INC                                            $    9,746
       2,583    HEWLETT-PACKARD CO                                       379,055
         844    INGERSOLL-RAND CO                                         30,384
       4,521  * INTERNATIONAL BUSINESS MACHINES CORP                     474,987
         238    NORDSON CORP                                              10,587
       1,247    PITNEY BOWES, INC                                         57,517
         472  * SMITH INTERNATIONAL, INC                                  30,444
       1,177    TIMKEN CO                                                 17,655
                                                                      ----------
                                                                       3,187,226
                                                                      ----------

INSTRUMENTS AND RELATED PRODUCTS--1.86%
         283    BAUSCH & LOMB, INC                                        14,804
         827    BAXTER INTERNATIONAL, INC                                 46,363
       1,239    BECTON DICKINSON & CO                                     39,648
         498    BIOMET, INC                                               15,500
       1,149  * BOSTON SCIENTIFIC CORP                                    24,344
       1,060  * GUIDANT CORP                                              75,193
       3,540    MEDTRONIC, INC                                           180,982
         183  * ST. JUDE MEDICAL, INC                                      4,666
       2,373    XEROX CORP                                                57,545
                                                                      ----------
                                                                         459,045
                                                                      ----------

INSURANCE AGENTS, BROKERS AND SERVICE--0.41%
       1,349    MARSH & MCLENNAN COS, INC                                100,584
                                                                      ----------

INSURANCE CARRIERS--4.16%
       2,551    ALLSTATE CORP                                             45,758
       1,430    AMERICAN GENERAL CORP                                     67,567
       4,459    AMERICAN INTERNATIONAL GROUP, INC                        370,375
         659    CHUBB CORP                                                29,860
         691    CIGNA CORP                                                44,051
       8,932    CITIGROUP, INC                                           437,109
         120  * CNA FINANCIAL CORP                                         3,127
         689    CONSECO, INC                                               8,569
         210    JEFFERSON-PILOT CORP                                      10,710
         176    SAFECO CORP                                                3,267
         352    ST. PAUL COS, INC                                          8,096
                                                                      ----------
                                                                       1,028,489
                                                                      ----------

MISCELLANEOUS MANUFACTURING INDUSTRIES--0.93%
         887    HASBRO, INC                                               12,695
       1,642    MATTEL, INC                                               14,778
       2,483    MINNESOTA MINING & MANUFACTURING CO                      202,364
                                                                      ----------
                                                                         229,837
                                                                      ----------

MISCELLANEOUS RETAIL--0.42%
         957    CVS CORP                                                  29,128
         422  * TOYS R US, INC                                             4,879
       2,815    WALGREEN CO                                               68,967
                                                                      ----------
                                                                         102,974
                                                                      ----------

MOTION PICTURES--2.04%
       5,929    DISNEY (WALT) CO                                         208,256
       3,472    TIME WARNER, INC                                         295,120
                                                                      ----------
                                                                         503,376
                                                                      ----------

NONDEPOSITORY INSTITUTIONS--2.69%
       1,851    AMERICAN EXPRESS CO                                      234,498
       2,434    ASSOCIATES FIRST CAPITAL CORP                             39,248
       3,926    FEDERAL NATIONAL MORTGAGE ASSOCIATION                    196,545
       2,575    FREDDIE MAC                                               97,045
       2,188    HOUSEHOLD INTERNATIONAL, INC                              71,657
         150    LEUCADIA NATIONAL CORP                                     3,178
         773    SLM HOLDINGS CORP                                         22,803
                                                                      ----------
                                                                         664,974
                                                                      ----------

OIL AND GAS EXTRACTION--2.79%
       2,089    ANADARKO PETROLEUM CORP                                   64,759
       1,645    APACHE CORP                                               67,033
         581  * BJ SERVICES CO                                            38,600
       2,392    BURLINGTON RESOURCES, INC                                 75,348
       1,404    HELMERICH & PAYNE, INC                                    37,908
       1,201    MITCHELL ENERGY & DEVELOPMENT
                 CORP (CLASS A)                                           27,322
         941  * NABORS INDUSTRIES, INC                                    34,346
       1,385    NOBLE AFFILIATES, INC                                     37,914
         912  * NOBLE DRILLING CORP                                       34,827
       1,564  * PARKER DRILLING CO                                         6,647
       1,259  * ROWAN COS, INC                                            33,127
       3,499  * SANTA FE SNYDER CORP                                      31,491
       1,307  * TRANSOCEAN SEDCO FOREX, INC                               57,834
       3,917    UNION PACIFIC RESOURCES GROUP, INC                        44,066
       1,009    VASTAR RESOURCES, INC                                     62,053
         690  * WEATHERFORD INTERNATIONAL, INC                            35,146
                                                                      ----------
                                                                         688,421
                                                                      ----------

PAPER AND ALLIED PRODUCTS--0.61%
       1,323    AVERY DENNISON CORP                                       80,041
       1,160    CONSOLIDATED PAPERS, INC                                  39,150
       1,671    SONOCO PRODUCTS CO                                        30,600
                                                                      ----------
                                                                         149,791
                                                                      ----------

PETROLEUM AND COAL PRODUCTS--0.37%
       1,553    MURPHY OIL CORP                                           87,259
         214    WD-40 CO                                                   3,905
                                                                      ----------
                                                                          91,164
                                                                      ----------

PRIMARY METAL INDUSTRIES--0.36%
       1,062    BIRMINGHAM STEEL CORP                                      3,650
       1,298    NUCOR CORP                                                62,385
       1,700    WORTHINGTON INDUSTRIES, INC                               21,993
                                                                      ----------
                                                                          88,028
                                                                      ----------

PRINTING AND PUBLISHING--1.06%
         442    DELUXE CORP                                               10,939
         519    DOW JONES & CO, INC                                       33,605
       1,396    GANNETT CO, INC                                           91,525
         299    KNIGHT-RIDDER, INC                                        13,492
       1,299    MCGRAW HILL COS, INC                                      63,651
         625    NEW YORK TIMES CO (CLASS A)                               26,054
         447    TIMES MIRROR CO SERIES A                                  21,428
                                                                      ----------
                                                                         260,694

                                                                      ----------

RAILROAD TRANSPORTATION--0.21%
       3,985    NORFOLK SOUTHERN CORP                                     52,552
                                                                      ----------

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS--0.47%
          67    BANDAG, INC                                                1,591
       1,601    ILLINOIS TOOL WORKS, INC                                  87,054
       1,020    NIKE, INC (CLASS B)                                       27,412
                                                                      ----------
                                                                         116,057
                                                                      ----------

SECURITY AND COMMODITY BROKERS--2.16%
         103    BEAR STEARNS COS, INC                                      4,242

TIAA-CREF Mutual Funds                                 SOCIAL CHOICE EQUITY FUND


--------------------------------------------------------------------------------
       SHARES                                                           VALUE
--------------------------------------------------------------------------------
SECURITY AND COMMODITY BROKERS--(Continued)
       1,182    MERRILL LYNCH & CO, INC                              $   124,036
       3,177    MORGAN STANLEY, DEAN WITTER, & CO                        275,604
         180    PAINE WEBBER GROUP, INC                                    7,110
       2,037    SCHWAB (CHARLES) CORP                                    106,433
         142    THE GOLDMAN SACHS GROUP, INC                              15,877
                                                                     -----------
                                                                         533,302
                                                                     -----------

STONE, CLAY, AND GLASS PRODUCTS--0.63%
         809    CORNING, INC                                             154,923
                                                                     -----------

TRANSPORTATION BY AIR--0.48%
         659  * AMR CORP                                                  37,480
         404    DELTA AIRLINES, INC                                       19,316
         946  * FEDEX CORP                                                31,750
       1,593    SOUTHWEST AIRLINES CO                                     29,769
                                                                     -----------
                                                                         118,315
                                                                     -----------

TRANSPORTATION EQUIPMENT--0.06%
         328    FEDERAL-MOGUL CORP                                         5,166
         105    FLEETWOOD ENTERPRISES, INC                                 1,548
         292    MODINE MANUFACTURING CO                                    6,989
                                                                     -----------
                                                                          13,703
                                                                     -----------

TRUCKING AND WAREHOUSING--0.01%
         284    ARNOLD INDUSTRIES, INC                                     3,487
                                                                     -----------

WHOLESALE TRADE-DURABLE GOODS--0.34%
         248    AVNET, INC                                                15,732
       2,130    GENUINE PARTS CO                                          44,064
         524    GRAINGER (W.W.), INC                                      20,763
         569    IKON OFFICE SOLUTIONS, INC                                 3,698
                                                                     -----------
                                                                          84,257
                                                                     -----------

WHOLESALE TRADE-NONDURABLE GOODS--1.14%
          50    BERGEN BRUNSWIG CORP (CLASS A)                               234
         829    CARDINAL HEALTH, INC                                      34,662
       2,903    ENRON CORP                                               197,922
         605    MCKESSON HBOC, INC                                        11,230
       1,347    SYSCO CORP                                                38,726
                                                                     -----------
                                                                         282,774
                                                                     -----------

                TOTAL COMMON STOCK
                 (Cost $24,870,465)                                   24,532,409
                                                                     -----------

SHORT TERM INVESTMENT--0.63%

U.S. GOVERNMENT AGENCY--0.63%
                FEDERAL HOME LOAN BANK (FHLB)
    $156,000    5.540%, 03/13/00                                         155,952
                                                                     -----------

                TOTAL SHORT TERM INVESTMENT
                 (Cost $155,952)                                         155,952
                                                                     -----------

                TOTAL PORTFOLIO
                 (Cost $25,026,417)                                  $24,688,361
                                                                     ===========
----------
*    Non-income producing

     The cost of investments for federal income tax purposes is substantially the same as the amount disclosed above.

TIAA-CREF Mutual Funds      STATEMENT OF INVESTMENTS        SHORT-TERM BOND FUND

                                 March 10, 2000              Summary by Industry

--------------------------------------------------------------------------------
                                                            VALUE           %
--------------------------------------------------------------------------------
CORPORATE BONDS
ASSET BACKED                                              $2,475,185       9.91%
BUSINESS SERVICES                                            484,030       1.94
COMMUNICATIONS                                             1,974,700       7.90
ELECTRIC, GAS, AND SANITARY SERVICES                       2,147,614       8.59
FOOD AND KINDRED PRODUCTS                                    484,705       1.94
FOOD STORES                                                  989,240       3.96
GENERAL MERCHANDISE STORES                                   494,655       1.98
INSTRUMENTS AND RELATED PRODUCTS                             499,175       2.00
NONDEPOSITORY INSTITUTIONS                                 3,419,750      13.69
PETROLEUM AND COAL PRODUCTS                                  708,900       2.84
SECURITY AND COMMODITY BROKERS                               495,075       1.98
TRANSPORTATION EQUIPMENT                                     491,939       1.96
                                                         -----------     ------
TOTAL CORPORATE BONDS
 (Cost $14,707,399)                                       14,664,968      58.69
                                                         -----------     ------
GOVERNMENT BONDS
AGENCY SECURITIES                                          3,776,260      15.11
FOREIGN GOVERNMENT BOND                                       96,509       0.39
U.S. TREASURY SECURITIES                                   4,884,985      19.55
                                                         -----------     ------
TOTAL GOVERNMENT BONDS
 (Cost $8,767,555)                                         8,757,754      35.05
                                                         -----------     ------
TOTAL BONDS
 (Cost $23,474,954)                                       23,422,722      93.74
                                                         -----------     ------
SHORT TERM INVESTMENT
U.S. GOVERNMENT AGENCY                                     1,252,614       5.01
                                                         -----------     ------
TOTAL SHORT TERM INVESTMENT
 (Cost $1,252,614)                                         1,252,614       5.01
                                                         -----------     ------
TOTAL PORTFOLIO
 (Cost $24,727,568)                                       24,675,336      98.75
OTHER ASSETS & LIABILITIES, NET                              311,621       1.25
                                                         -----------     ------
NET ASSETS                                               $24,986,957     100.00%
                                                         ===========     ======

TIAA-CREF Mutual Funds      STATEMENT OF INVESTMENTS        SHORT-TERM BOND FUND

                                 March 10, 2000

--------------------------------------------------------------------------------
   PRINCIPAL                                       RATINGS+              VALUE
--------------------------------------------------------------------------------
BONDS--93.74%
CORPORATE BONDS--58.69%
ASSET BACKED--9.91%
                ADVANTA MORTGAGE LOAN TRUST
                  SERIES 1998-1 (CLASS A3)
  $1,500,000      6.270%, 12/25/17                     AAA           $ 1,477,065
                CONSECO FINANCE SECURITIZATIONS
                  CORP SERIES 2000-1 (CLASS A2)
   1,000,000      7.190%, 05/01/31                     AAA               998,120
                                                                     -----------
                                                                       2,475,185
                                                                     -----------

BUSINESS SERVICES--1.94%
                COMDISCO, INC (SR NOTE)
     500,000      6.000%, 01/30/02                    BAA1               484,030
                                                                     -----------

COMMUNICATIONS--7.90%
                US WEST CAPITAL FUNDING, INC
                  (GUARANTEE NOTE)
   1,000,000      6.875%, 08/15/01                    BAA1               987,270
                MCI WORLDCOM, INC (SR NOTE)
   1,000,000      6.125%, 08/15/01                      A3               987,430
                                                                     -----------
                                                                       1,974,700
                                                                     -----------

ELECTRIC, GAS, AND SANITARY SERVICES--8.59%
                DUKE CAPITAL CORP (SR NOTE)
     200,000      7.250%, 10/01/04                      A3               198,244
                K N ENERGY, INC (SR NOTE)
   1,000,000      6.450%, 11/30/01                    BAA2               980,780
                WILLIAMS COS, INC
   1,000,000      6.200%, 08/01/02                    BAA2               968,590
                                                                     -----------
                                                                       2,147,614
                                                                     -----------

FOOD AND KINDRED PRODUCTS--1.94%
                DIAGEO CAPITAL PLC NOTE
     500,000      6.625%, 06/24/04                      A1               484,705
                                                                     -----------

FOOD STORES  3.96%
                SAFEWAY STORES, INC NOTE
   1,000,000      7.000%, 09/15/02                    BAA2               989,240
                                                                     -----------

GENERAL MERCHANDISE STORES--1.98%
                WAL-MART STORES, INC (SR NOTE)
     500,000      6.150%, 08/10/01                     AA2               494,655
                                                                     -----------

INSTRUMENTS AND RELATED PRODUCTS--2.00%
                RAYTHEON CO NOTE
     500,000    ^7.900%, 03/01/03                     BAA2               499,175
                                                                     -----------

NONDEPOSITORY INSTITUTIONS--13.69%
              DAIMLER-CHRYSLER NA HOLDINGS
                (MEDIUM TERM NOTE)
     500,000    6.670%, 02/15/02                        A1               494,880
              FORD MOTOR CREDIT CO NOTE
     500,000    6.550%, 09/10/02                        A1               489,895
              FORD MOTOR CREDIT CO NOTE
     500,000    6.700%, 07/16/04                        A1               483,655
              GENERAL ELECTRIC CAPITAL CORP
                (MEDIUM TERM NOTE)
     500,000    6.650%, 09/03/02                       AAA               494,340
              GENERAL MOTORS ACCEPTANCE
                CORP NOTE
     500,000    6.850%, 06/17/04                        A2               486,490

+    As provided by Moody's Investors Services (Unaudited)


   GENERAL MOTORS ACCEPTANCE
                CORP NOTE
    $500,000    6.750%, 12/10/02                        A2               490,810
              HOUSEHOLD FINANCE CORP NOTE
     500,000    5.875%, 11/01/02                        A2               479,680
                                                                      ----------
                                                                       3,419,750
                                                                      ----------

PETROLEUM AND COAL PRODUCTS--2.84%
              CONOCO, INC (SR NOTE)
     750,000    5.900%, 04/15/04                        A3               708,900
                                                                      ----------

SECURITY AND COMMODITY BROKERS--1.98%
              MORGAN STANLEY DEAN WITTER
     500,000    7.125%, 01/15/03                       AA3               495,075
                                                                      ----------

TRANSPORTATION EQUIPMENT--1.96%
              BOMBARDIER CAPITOL, INC NOTE
     500,000  ^ 7.300%, 12/15/02                        A3               491,939
                                                                      ----------
TOTAL CORPORATE BONDS
(Cost $14,707,399)                                                    14,664,968
                                                                      ----------

GOVERNMENT BONDS--35.05%

AGENCY SECURITIES--15.11%
              FEDERAL HOME LOAN
                MORTGAGE CORP (FHLMC)
   2,000,000    5.750%, 07/15/03                                       1,925,320
              FEDERAL NATIONAL MORTGAGE
                ASSOCIATION (FNMA)
   2,000,000    4.750%, 11/14/03                                       1,850,940
                                                                     -----------
                                                                       3,776,260
                                                                     -----------

FOREIGN GOVERNMENT BOND--0.39%
              CANADA GOVERNMENT
     100,000    6.375%, 11/30/04                       AA2                96,509
                                                                     -----------

U.S. TREASURY SECURITIES--19.55%
              U.S. TREASURY NOTE
   1,500,000    6.250%, 02/15/03                                       1,486,170
   3,500,000    5.875%, 11/15/04                                       3,398,815
                                                                     -----------
                                                                       4,884,985
                                                                     -----------
TOTAL GOVERNMENT BONDS
 (Cost $8,767,555)                                                     8,757,754
                                                                     -----------
TOTAL BONDS
 (Cost $23,474,954)                                                   23,422,722
                                                                     -----------

SHORT TERM INVESTMENT--5.01%

U.S. GOVERNMENT AGENCY--5.01%
              FEDERAL HOME LOAN BANK (FHLB)
   1,253,000    5.540%, 03/13/00                                       1,252,614
                                                                     -----------
TOTAL SHORT TERM INVESTMENT
 (Cost $1,252,614)                                                     1,252,614
                                                                     -----------
TOTAL PORTFOLIO
 (Cost $24,727,568)                                                  $24,675,336
                                                                     ===========

----------
^ Security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.At March 10, 2000, the value of these securities amounted to $ 991,114 or 3.97% of net assets.

----------------
OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investment in debt securities, is as follows:

                  MOODY'S RATINGS (Unaudited)
                    AAA, AA, A             42.06%
                    BAA                    20.96%

U.S. Government obligations represent 36.98% of the long-term debt portfolio value and are not reflected in the above ratings.

The cost of investments for federal income tax purposes is substantially the same as the amount disclosed above.

[LOGO]


--------------------------------------------------------------------------------


                       REPORT OF MANAGEMENT RESPONSIBILITY


To the Shareholder of
TIAA-CREF Mutual Funds:

The accompanying financial statements of the High-Yield Bond and Tax-Exempt Bond Funds of TIAA-CREF Mutual Funds (the "Funds") are the responsibility of management. They have been prepared in accordance with accounting principles generally accepted in the United States and have been presented fairly and objectively in accordance with such principles.

The Funds have established and maintain a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, the Funds' internal audit personnel provide a continuing review of the internal controls and operations of the Funds, and the internal Auditor regularly reports to the Audit Committee of the Funds' Board of Trustees.

The accompanying financial statements have been audited by the independent auditing firm of Ernst & Young LLP. The independent auditors' report, which appears on the following page, expresses an independent opinion on the fairness of presentation of these financial statements.

The Audit Committee of the Funds' Board of Trustees, consisting of trustees who are not officers of TIAA-CREF Mutual Funds, meets regularly with management, representatives of Ernst & Young LLP and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the financial statements of the Funds by the independent auditing firm, the Securities and Exchange Commission performs periodic examinations of the Funds' operations.


                                                      /s/ Martin E. Galt, III
                                                    ----------------------------
                                                             President

                                                      /s/ Richard L. Gibbs
                                                    ----------------------------

                                                    Executive Vice President and
                                                    Principal Accounting Officer

                        [LETTERHEAD] ERNST & YOUNG, LLP

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholder and Board of Trustees of TIAA-CREF Mutual Funds:


We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the High-Yield Bond and Tax-Exempt Bond Funds (two of the Funds constituting TIAA-CREF Mutual Funds) (the "Funds") as of March 17, 2000 and the related statements of operations and changes in net assets and financial highlights for the period from March 1, 2000 (commencement of operations) to March 17, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 17, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the High-Yield Bond and Tax-Exempt Bond Funds of TIAA-CREF Mutual Funds at March 17, 2000 and the results of their operations, the changes in their net assets and the financial highlights for the period from March 1, 2000 to March 17, 2000, in conformity with accounting principles generally accepted in the United States.



                                                  /s/ Ernst & Young, LLP


March 23, 2000

                             TIAA-CREF MUTUAL FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 17, 2000

                                                                            High-Yield       Tax-Exempt
                                                                            Bond Fund        Bond Fund
                                                                           ------------    ------------
ASSETS

Portfolio investments, at cost .........................................   $ 53,072,662    $ 28,515,977
Net unrealized appreciation (depreciation) of
  portfolio investments ................................................       (213,172)        153,250
                                                                           ------------    ------------
Portfolio investments, at value ........................................     52,859,490      28,669,227
Cash ...................................................................          5,923         224,518
Interest receivable ....................................................        979,433         285,321
                                                                           ------------    ------------
                                                            Total assets     53,844,846      29,179,066
                                                                           ============    ============

LIABILITIES

Accrued expenses .......................................................          7,899           3,493
Payable for securities transactions ....................................      3,890,266       3,974,888
                                                                           ------------    ------------
                                                       Total liabilities      3,898,165       3,978,381
                                                                           ============    ============
                                                              NET ASSETS   $ 49,946,681    $ 25,200,685
                                                                           ============    ============
Net assets consist of:
Paid in capital ........................................................   $ 50,000,000    $ 25,000,000
Accumulated undistributed
  net investment income ................................................        159,853          47,435
Accumulated net unrealized appreciation (depreciation)
  on investments .......................................................       (213,172)        153,250
                                                                           ------------    ------------
                                                              NET ASSETS   $ 49,946,681    $ 25,200,685
                                                                           ============    ============
Outstanding shares of beneficial interest, unlimited
  shares authorized ($.0001 par value) .................................      5,000,000       2,500,000
                                                                           ============    ============
Net asset value per share ..............................................   $       9.99    $      10.08
                                                                           ============    ============


                       See notes to financial statements.

                             TIAA-CREF MUTUAL FUNDS
                            STATEMENTS OF OPERATIONS
                          FOR THE PERIOD MARCH 1, 2000
                          (COMMENCEMENT OF OPERATIONS)
                                TO MARCH 17, 2000

                                                         High-Yield   Tax-Exempt
                                                         Bond Fund    Bond Fund
                                                         ----------   ---------
INVESTMENT INCOME

Interest .............................................   $ 167,752    $  50,928
                                                         ---------    ---------
Total income .........................................     167,752       50,928
                                                         =========    =========
EXPENSES

Management fees ......................................      19,498        9,307
Trustee fees and expenses ............................           7            3
                                                         ---------    ---------
Total expenses before waiver .........................      19,505        9,310
Less expenses waived by the advisor ..................     (11,606)      (5,817)
                                                         ---------    ---------
Net expenses .........................................       7,899        3,493
                                                         ---------    ---------
Net investment income ................................     159,853       47,435
                                                         =========    =========
NET UNREALIZED
GAIN (LOSS) ON INVESTMENTS

Change in unrealized appreciation (depreciation)
  on investments .....................................    (213,172)     153,250
                                                         ---------    ---------
Net change in unrealized appreciation (depreciation)
  on investments .....................................    (213,172)     153,250
                                                         ---------    ---------
Net increase (decrease) in net assets

  resulting from operations ..........................   $ (53,319)   $ 200,685
                                                         =========    =========

                       See notes to financial statements.

                             TIAA-CREF MUTUAL FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                          FOR THE PERIOD MARCH 1, 2000
                          (COMMENCEMENT OF OPERATIONS)
                                TO MARCH 17, 2000

                                                    High-Yield       Tax-Exempt
                                                    Bond Fund        Bond Fund
                                                   ------------     ------------
INCREASE IN NET ASSETS

OPERATIONS:

Net investment income .........................    $    159,853     $     47,435
Net change in unrealized appreciation
  (depreciation) on investments ...............        (213,172)         153,250
                                                   ------------     ------------
Net increase (decrease) from operations .......         (53,319)         200,685
                                                   ============     ============
SHAREholder TRANSACTIONS:

Seed money contributed by TIAA ................      50,000,000       25,000,000
                                                   ------------     ------------
Net increase from shareholder transactions ....      50,000,000       25,000,000
                                                   ------------     ------------
NET ASSETS, end of period .....................    $ 49,946,681     $ 25,200,685
                                                   ============     ============

                       See notes to financial statements.

                             TIAA-CREF MUTUAL FUNDS
                              FINANCIAL HIGHLIGHTS
                          FOR THE PERIOD MARCH 1, 2000
                          (COMMENCEMENT OF OPERATIONS)
                                TO MARCH 17, 2000

                                                      High-Yield   Tax-Exempt
                                                       Bond Fund   Bond Fund
                                                      ---------    ---------
SELECTED PER SHARE DATA

Net asset value, beginning of period ...............     $10.00       $10.00
                                                       --------     --------
Gain (loss) from investment operations:

Net investment income ..............................        .03          .02
Net unrealized gain (loss) on investments ..........       (.04)         .06
                                                       --------     --------
Total gain (loss) from investment operations .......       (.01)         .08
                                                       --------     --------
Net asset value, end of period .....................      $9.99       $10.08
                                                       ========     ========

TOTAL RETURN .......................................      (0.10%)       0.80%
RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands) .........    $49,947      $25,201
Ratio of expenses to average net assets
  before expense waiver ............................       0.04%        0.04%
Ratio of expenses to average net assets
  after expense waiver .............................       0.02%        0.02%
Ratio of net investment income to average net assets       0.34%        0.20%
Portfolio turnover rate ............................       0.00%        0.00%

The percentages shown above are not annualized

                       See notes to financial statements.

TIAA-CREF MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 17, 2000

NOTE 1. ORGANIZATION

TIAA-CREF Mutual Funds is a Delaware business trust that was organized on January 13, 1997 and is registered with the Securities and Exchange Commission ("Commission") under the Investment Company Act of 1940 as an open-end management investment company. It currently consists of eleven series, the Money Market Fund which invests primarily in high quality short-term money market instruments; the Bond Plus Fund which invests primarily in a broad range of debt securities; the Short-Term Bond Fund which invests primarily in a broad range of short-term debt securities; the High-Yield Bond Fund which invests primarily in lower rated, high-yielding income bearing debt securities; the Tax-Exempt Bond Fund which invests primarily in investment grade municipal securities; the Growth & Income Fund which invests in a broadly diversified portfolio of common stocks selected for their investment potential; the Growth Equity Fund which invests in stocks of companies in new or emerging areas of the economy and companies with distinctive products or promising market conditions; the Equity Index Fund which is designed to track the United States equity market as a whole; the Social Choice Equity Fund which invests primarily in a diversified set of common stocks and attempts to track the return of the United States stock market while investing only in companies whose activities are consistent with the fund's social criteria; the International Equity Fund which invests in a broadly diversified portfolio of primarily foreign equity securities; and the Managed Allocation Fund which invests in the TIAA-CREF Mutual Funds' other investment funds.

These financial statements include the High-Yield Bond and Tax-Exempt Bond Funds (the "Funds"), each of which commenced operations with an investment by Teachers Insurance and Annuity Association of America ("TIAA") on March 1, 2000 of $50,000,000 and 25,000,000, respectively. Upon becoming effective with the Commission, the Funds intend to publicly offer their shares, without a sales load, through their distributor, Teachers Personal Investors Services, Inc. ("TPIS"), a wholly-owned indirect subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Teachers Advisors, Inc. ("Advisors"), a wholly-owned indirect subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services for the Funds and is also responsible for providing, or obtaining at its own expense, the services reasonably necessary for the ordinary operation of the Funds. Advisors has borne any costs necessary to organize the Funds.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds, which are in conformity with accounting principles generally accepted in the United States.

Valuation of Investments: Securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported, except for bonds which are valued at the most recent bid price or the equivalent quoted yield of such bonds. Money Market instruments are valued at fair market value, except for such instruments within 60 days to maturity, which are valued at amortized cost, which approximates market value. The amortized cost method initially values securities at original cost and assumes a constant amortization to maturity of any discount or premium. Portfolio securities for which market quotations are not readily available (including restricted securities) are valued at fair value, as determined in good faith under the direction of the Board of Trustees.

Accounting for Investments: Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recognized on the accrual basis, and discounts and premiums on short term money market instruments are amortized using the effective yield method.

Securities Purchased on a When-Issued or Delayed Delivery Basis: The Funds may purchase securities on a when-issued or delayed delivery basis. In addition to the normal market risks, this exposes the Funds to the risk that the transaction may not be consummated. The price and interest rate of such securities is fixed at trade date. For when-issued purchases, a Fund does not earn interest on such security until settlement date.

Restricted Securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Dividends to Shareholders: Dividends from net investment income, if any, for the Funds are declared and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds. Undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary book and tax differences which will reverse in a subsequent period. Any permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among the respective components of net assets.

Federal Income Taxes: The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and will therefore not be subject to income taxes to the extent that they distribute substantially all taxable income each year.

NOTE 3. MANAGEMENT AGREEMENT

Under the terms of an Investment Management Agreement, each Fund pays a fee for the management and administration of the Funds, based on the average daily net assets of each Fund. Advisors has currently waived its right to receive a portion of its fee from each Fund until July 1, 2003. As a result, during such waiver period, Advisors will receive the following annual percentages of each Fund's average daily net assets:

                                 Management                Management Fee
                                     Fee         Waiver     After Waiver
                                 ----------      -------    -------------
High-Yield Bond Fund                 0.84%        0.50%         0.34%
Tax-Exempt Bond Fund                 0.80%        0.50%         0.30%

NOTE 4. INVESTMENTS

As of March 17, 2000, net unrealized appreciation (depreciation) of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

                                                          Net Unrealized
                                Gross Unrealized           Appreciation
                          Appreciation    Depreciation    (Depreciation)
                          ------------     -----------    --------------
High-Yield Bond Fund          $111,066        $324,238        ($213,172)
Tax-Exempt
  Bond Fund                    157,699           4,449          153,250

Purchases and sales of portfolio securities, other than short-term money market instruments, for the Funds for the period from March 1, 2000 (commencement of operations) to March 17, 2000, were as follows:

                                         Purchases            Sales
                                        ----------           -------
High-Yield Bond Fund                   $432,774,499        $   252,813
Tax-Exempt Bond Fund                     47,288,371         20,700,000

NOTE 5. TRUSTEE FEES

Each Fund pays the Trustees who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees from the Funds.

TIAA-CREF Mutual Funds      STATEMENT OF INVESTMENTS        HIGH-YIELD BOND FUND

                                 March 17, 2000              Summary by Industry


--------------------------------------------------------------------------------
                                                          VALUE             %
--------------------------------------------------------------------------------
BONDS
CORPORATE BONDS
AMUSEMENT AND RECREATION SERVICES                       $3,036,250        6.08%
AUTO REPAIR, SERVICES AND PARKING                          751,251        1.50
BUSINESS SERVICES                                        1,417,500        2.84
CHEMICALS AND ALLIED PRODUCTS                            1,925,000        3.85
COAL MINING                                                908,750        1.82
COMMUNICATIONS                                           8,971,875       17.96
DEPOSITORY INSTITUTIONS                                  1,249,955        2.50
ELECTRIC, GAS, AND SANITARY SERVICES                     2,568,750        5.14
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT                  1,130,625        2.26
FOOD AND KINDRED PRODUCTS                                  263,250        0.53
FOOD STORES                                              1,010,000        2.02
FURNITURE AND FIXTURES                                     931,250        1.86
GENERAL BUILDING CONTRACTORS                               452,890        0.91
HEALTH SERVICES                                          3,138,677        6.28
HOTELS AND OTHER LODGING PLACES                            987,500        1.98
LEATHER AND LEATHER PRODUCTS                               211,250        0.42
MISCELLANEOUS MANUFACTURING INDUSTRIES                     932,500        1.87
OIL AND GAS EXTRACTION                                   1,224,375        2.45
PAPER AND ALLIED PRODUCTS                                1,253,750        2.51
PERSONAL SERVICES                                          501,250        1.00
PRIMARY METAL INDUSTRIES                                 1,662,500        3.33
PRINTING AND PUBLISHING                                  2,332,500        4.67
TEXTILE MILL PRODUCTS                                      491,250        0.99
TRANSPORTATION EQUIPMENT                                 2,004,915        4.03
WHOLESALE TRADE-NONDURABLE GOODS                           131,250        0.26
                                                      ------------      ------
TOTAL CORPORATE BONDS
 (Cost $39,698,210)                                     39,489,063       79.06
                                                      ------------      ------
TOTAL BONDS
 (Cost $39,698,210)                                     39,489,063       79.06
                                                      ------------      ------
PREFERRED STOCK
COMMUNICATIONS                                             501,250        1.00
PRINTING AND PUBLISHING                                    475,000        0.95
                                                      ------------      ------
TOTAL PREFERRED STOCK
 (Cost $980,275)                                           976,250        1.95
                                                      ------------      ------
SHORT TERM INVESTMENT
U.S. GOVERNMENT AGENCY                                  12,394,177       24.82
                                                      ------------      ------
TOTAL SHORT TERM INVESTMENT
 (Cost $12,394,177)                                     12,394,177       24.82
                                                      ------------      ------
TOTAL PORTFOLIO
 (Cost $53,072,662)                                     52,859,490      105.83
OTHER ASSETS & LIABILITIES, NET                         (2,912,809)      (5.83)
                                                      ------------      ------
NET ASSETS                                             $49,946,681      100.00%
                                                      ============      ======

TIAA-CREF Mutual Funds                                      HIGH-YIELD BOND FUND

                                 March 17, 2000

--------------------------------------------------------------------------------
   PRINCIPAL                                       RATINGS+              VALUE
--------------------------------------------------------------------------------
BONDS--79.06%

CORPORATE BONDS--79.06%

AMUSEMENT AND RECREATION SERVICES--6.08%
                BOYD GAMING CORP
                  (GUARANTEE NOTE)
$    250,000      9.250%, 10/01/03                     BA3           $   247,500
     250,000      9.500%, 07/15/07                      B1               233,125
                HARRAH'S OPERATING CO,INC
                  (GUARANTEE NOTE)
     500,000      7.875%, 12/15/05                     BA2               466,250
                PREMIER PARKS, INC
                  (SR NOTE)
   1,000,000      9.750%, 06/15/07                      B3               955,000
     250,000      10.000%, 04/01/08                     B3               162,500
                SIX FLAGS ENTERTAINMENT
                  (GUARANTEE NOTE)
     500,000      8.875%, 04/01/06                      B2               472,500
                YANKEENETS LLC
                  (SR NOTE)
     500,000   ^  12.750%, 03/01/07                     B1               499,375
                                                                     -----------
                                                                       3,036,250
                                                                     -----------

AUTO REPAIR, SERVICES AND PARKING--1.50%
                AVIS RENT A CAR,INC
                  (GUARANTEE NOTE)
     500,000      11.000%, 05/01/09                     B2               500,000
                TENNECO AUTOMOTIVE, INC
                  (SR NOTE)
     250,000      11.625%, 10/15/09                     B2               251,251
                                                                      ----------
                                                                         751,251
                                                                      ----------

BUSINESS SERVICES--2.84%
                LAMAR MEDIA CORP
                  (GUARANTEE NOTE)
   1,000,000      8.625%, 09/15/07                      B1               960,000
                UNITED RENTALS, INC
                  (GUARANTEE NOTE)
     500,000      9.250%, 01/15/09                      B1               457,500
                                                                      ----------
                                                                       1,417,500
                                                                      ----------

CHEMICALS AND ALLIED PRODUCTS--3.85%
                BORDEN CHEMICAL & PLASTICS NOTE
     500,000      9.500%, 05/01/05                      B1               475,000
                 GEORGIA GULF CORP
                  (SR NOTE)
     500,000   ^  10.375%, 11/01/07                     B1               511,250
                LYONDELL CHEMICAL CO (SR NOTE)
     250,000      9.625%, 05/01/07                     BA3               236,250
     250,000      10.875%, 05/01/09                     B2               235,000
                SCOTTS CO (SR NOTE)
     500,000      8.625%, 01/15/09                      B2               467,500
                                                                      ----------
                                                                       1,925,000
                                                                      ----------
+  As provided by Moody's Investors Services (Unaudited)



COAL MINING--1.82%
                P&L COAL HOLDINGS
                  (GUARANTEE NOTE)
  $1,000,000      9.625%, 05/15/08                      B2               908,750
                                                                      ----------

COMMUNICATIONS--17.96%
                ADELPHIA COMMUNICATIONS
                  (SR NOTE)
     500,000      7.750%, 01/15/09                      B1               432,500
                ADVANSTAR COMMUNICATIONS
                  (GUARANTEE NOTE)
     500,000      9.250%, 05/01/08                      B2               462,500
                ALLBRITTON COMMUNICATIONS
                  (SR NOTE)
     500,000      8.875%, 02/01/08                      B3               462,500
                CENTURY COMMUNICATIONS
                  (SR NOTE)
     250,000      0.000%, 01/15/08                      B1               105,000
                CHANCELLOR MEDIA AMFM, INC
                  (GUARANTEE NOTE)
   1,000,000      8.000%, 11/01/08                     BA2               985,000
                CHARTER COMMUNICATIONS HOLDINGS
                  (SR NOTE)
     500,000      8.625%, 04/01/09                      B2               452,500
                 FLAG TELECOMMUNICATION HOLDINGS LTD
                  (SR NOTE)
   1,000,000   ^  11.625%, 03/30/10                     B2               985,000
                GLOBAL CROSSING HOLDINGS LTD
                  (SR NOTE)
   1,000,000      9.500%, 11/15/09                     BA2               992,500
                GRAY COMMUNICATIONS SYSTEMS, INC
                  (GUARANTEE NOTE)
     500,000      10.625%, 10/01/06                     B3               505,000
                HYPERION TELECOMMUNICATIONS
                  (SR NOTE)
   1,000,000      13.000%, 04/15/03                     B3               922,500
                NEXTEL COMMUNICATIONS
                  (SR NOTE)
   1,250,000      9.375%, 11/15/09                      B1             1,221,875
                PIERCE LEAHY COMMUNICATIONS
                  (GUARANTEE NOTE)
     500,000      8.125%, 05/15/08                      B3               435,000
                WILLIAMS COMMUNICATIONS GROUP, INC
                  (SR NOTE)
   1,000,000      10.875%, 10/01/09                     B2             1,010,000
                                                                      ----------
                                                                       8,971,875
                                                                      ----------

DEPOSITORY INSTITUTIONS--2.50%
                DR HORTON, INC
                  (SR NOTE)
     500,000      10.500%, 04/01/05                    BA1               498,050
                SOVEREIGN BANCORP
                  (SR NOTE)
     750,000      10.250%, 05/15/04                    BA3               751,905
                                                                      ----------
                                                                       1,249,955
                                                                      ----------

ELECTRIC, GAS, AND SANITARY SERVICES--5.14%
                ALLIED WASTE NA
                  (GUARANTEE NOTE)
     250,000      10.000%, 08/01/09                     B2               195,000

TIAA-CREF Mutual Funds                                      HIGH-YIELD BOND FUND


--------------------------------------------------------------------------------
   PRINCIPAL                                       RATINGS+              VALUE
--------------------------------------------------------------------------------
ELECTRIC, GAS, AND SANITARY SERVICES--(Continued)
  $1,000,000      7.625%, 01/01/06                     BA3           $   850,000
                 AZURIX CORP (SR NOTE)
     500,000   ^  10.750%, 02/15/10                    BA3               502,500
                LEVIATHAN GAS PIPE CORP
                  (GUARANTEE NOTE)
     500,000      10.375%, 06/01/09                     B2               511,250
                STERICYCLE, INC
                  (GUARANTEE NOTE)
     500,000      12.375%, 11/15/09                     B3               510,000
                                                                      ----------
                                                                       2,568,750
                                                                      ----------

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--2.26%
                 UNITED PAN-EUROPE COMMUNICATIONS
                  (SR NOTE)
   1,000,000   ^  11.250%, 02/01/10                     B2             1,000,000
     250,000   ^  13.750%, 02/01/10                     B2               130,625
                                                                      ----------
                                                                       1,130,625
                                                                      ----------

FOOD AND KINDRED PRODUCTS--0.53%
                PACKAGED ICE, INC
                  (GUARANTEE NOTE)
     300,000      9.750%, 02/01/05                      B3               263,250
                                                                      ----------

FOOD STORES--2.02%
                 SBARRO, INC (SR NOTE)
   1,000,000   ^  11.000%, 09/15/09                    BA3             1,010,000
                                                                      ----------

FURNITURE AND FIXTURES--1.86%
                LEAR CORP (SR NOTE)
   1,000,000      8.110%, 05/15/09                     BA1               931,250
                                                                      ----------

GENERAL BUILDING CONTRACTORS--0.91%
                LENNAR CORP (SR NOTE)
     500,000      7.625%, 03/01/09                     BA1               452,890
                                                                      ----------

HEALTH SERVICES--6.28%
                COLUMBIA/HCA
                  (MEDIUM TERM NOTE)
   1,000,000      8.120%, 08/04/03                     BA2               962,270
                EXPRESS SCRIPTS, INC (SR NOTE)
     500,000      9.625%, 06/15/09                     BA2               475,000
                HEALTHSOUTH CORP (SR NOTE)
     750,000      9.500%, 04/01/01                     BA2               746,407
                TENET HEALTHCARE CORP
                  (SR NOTE)
   1,000,000      8.000%, 01/15/05                     BA1               955,000
                                                                      ----------
                                                                       3,138,677
                                                                      ----------

HOTELS AND OTHER LODGING PLACES--1.98%
                 PARK PLACE ENTERTAINMENT
                  (SR NOTE)
   1,000,000   ^  9.375%, 02/15/07                     BA2               987,500
                                                                      ----------
+  As provided by Moody's Investors Services (Unaudited)


LEATHER AND LEATHER PRODUCTS--0.42%
                SAMSONITE CORP (SR NOTE)
 $   250,000      10.750%, 06/15/08                   CAA1               211,250
                                                                      ----------

MISCELLANEOUS MANUFACTURING
INDUSTRIES--1.87%
                INTERNATIONAL GAME TECHNOLOGY
                  (SR NOTE)
     500,000      7.875%, 05/15/04                     BA1               471,250
     500,000      8.375%, 05/15/09                     BA1               461,250
                                                                      ----------
                                                                         932,500
                                                                      ----------

OIL AND GAS EXTRACTION--2.45%
                 CHESAPEAKE ENERGY CORP
                  (GUARANTEE NOTE)
     750,000   ^  9.625%, 05/01/05                      B3               718,125
                EOTT ENERGY PARTNERS
                  (GUARANTEE NOTE)
     500,000      11.000%, 10/01/09                    BA2               506,250
                                                                     -----------
                                                                       1,224,375
                                                                     -----------

PAPER AND ALLIED PRODUCTS--2.51%
                 BUHRMANN, INC (SR NOTE)
     750,000   ^  12.250%, 11/01/09                     B2               772,500
                TEMBEC INDUSTRIES, INC
                  (GUARANTEE NOTE)
     500,000      8.625%, 06/30/09                     BA2               481,250
                                                                      ----------
                                                                       1,253,750
                                                                      ----------

PERSONAL SERVICES--1.00%
                COINMACH CORP (SR NOTE)
     500,000      11.750%, 11/15/05                     B2               501,250
                                                                      ----------

PRIMARY METAL INDUSTRIES--3.33%
                AK STEEL CORP
                  (SR NOTE)
     250,000      9.125%, 12/15/06                     BA2               246,250
   1,000,000      7.875%, 02/15/09                     BA2               920,000
                LTV CORP (SR NOTE)
     500,000      11.750%, 11/15/09                    BA3               496,250
                                                                      ----------
                                                                       1,662,500
                                                                      ----------

PRINTING AND PUBLISHING--4.67%
                HOLLINGER INTERNATIONAL PUBLISHING
                  (GUARANTEE NOTE)
   1,000,000      9.250%, 02/01/06                     BA3               942,500
     500,000      9.250%, 03/15/07                     BA3               472,500
                LIBERTY GROUP OPERATING
                  (GUARANTEE NOTE)
     500,000      9.375%, 02/01/08                      B3               465,000
                PRIMEDIA, INC
                  (GUARANTEE NOTE)
     500,000      7.625%, 04/01/08                     BA3               452,500
                                                                      ----------
                                                                       2,332,500
                                                                      ----------

TIAA-CREF Mutual Funds                                      HIGH-YIELD BOND FUND


--------------------------------------------------------------------------------
   PRINCIPAL                                       RATINGS+              VALUE
--------------------------------------------------------------------------------
TEXTILE MILL PRODUCTS--0.99%
                COLLINS & AIKMAN PRODUCTS
                  (GUARANTEE NOTE)
 $   500,000      11.500%, 04/15/06                     B2           $   491,250
                                                                     -----------

TRANSPORTATION EQUIPMENT--4.03%
                FEDERAL MOGUL CORP
                  (GUARANTEE NOTE)
   1,000,000      7.500%, 01/15/09                     BA2               845,540
                SEQUA CORP (SR NOTE)
   1,250,000      9.000%, 08/01/09                     BA2             1,159,375
                                                                     -----------
                                                                       2,004,915
                                                                     -----------

WHOLESALE TRADE-NONDURABLE GOODS--0.26%
                 APP CHINA GROUP LTD NOTE
150,000       ^  14.000%, 03/15/10                      B3               131,250
                                                                     -----------
TOTAL CORPORATE BONDS
  (Cost $39,698,210)                                                  39,489,063
                                                                     -----------
TOTAL BONDS
  (Cost $39,698,210)                                                  39,489,063
                                                                     -----------
+  As provided by Moody's Investors Services.



PREFERRED STOCK--1.95%

COMMUNICATIONS--1.00%
       5,000    GLOBAL CROSSING HOLDINGS LTD                             501,250
                                                                     -----------

PRINTING AND PUBLISHING--0.95%
       5,000    PRIMEDIA, INC                                            475,000
                                                                     -----------
TOTAL PREFERRED STOCK
  (Cost $980,275)                                                        976,250
                                                                     -----------

SHORT TERM INVESTMENT--24.82%

U.S. GOVERNMENT AGENCY--24.82%
                FEDERAL HOME LOAN MORTGAGE CORP
                  (FHLMC)

$ 12,398,000      5.550%, 03/20/00                                    12,394,177
                                                                     -----------

TOTAL SHORT TERM INVESTMENT
                 (Cost $12,394,177)                                   12,394,177
                                                                     -----------

TOTAL PORTFOLIO
                 (Cost $53,072,662)                                  $52,859,490
                                                                     ===========

----------
^ Security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration normally to qualified institutional buyers. At March 17, 2000, the value of these securities amounted to $7,248,125 or 14.51% of net assets.

----------
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in debt securities, is as follows:

                           MOODY'S RATINGS (Unaudtied)
                            BA                49.39%
                            B                 50.07%
                            CAA                0.54%

The cost of investments for federal income tax purposes is substantially the same as the amount disclosed above.

TIAA-CREF Mutual Funds      STATEMENT OF INVESTMENTS        TAX-EXEMPT BOND FUND

                                 March 17, 2000

--------------------------------------------------------------------------------
PRINCIPAL                                                              VALUE
--------------------------------------------------------------------------------
BONDS--113.76%

MUNICIPAL BONDS--113.76%

ALABAMA--4.34%
              WEST JEFFERSON AMUSEMENT &
                PUBLIC PARK AUTHORITY
$  1,000,000    7.500%, 12/01/08                                     $1,093,090
                                                                     ----------

ARKANSAS--4.12%
              ARKANSAS STATE DEVELOPMENT AUTHORITY
                (MORTGAGE REVENUE)
   1,000,000    6.600%, 07/01/17                                      1,037,710
                                                                     ----------

CONNECTICUT--4.13%
              CONNECTICUT STATE HEALTH & EDUCATIONAL FACILITY
                (AUTHORITY REVENUE)
   1,000,000    6.750%, 07/01/12                                      1,040,150
                                                                     ----------

DISTRICT OF COLUMBIA--8.17%
              DISTRICT OF COLUMBIA
   1,000,000    5.500%, 06/01/10                                      1,007,980
              DISTRICT OF COLUMBIA (HOSPITAL REVENUE)
   1,000,000    6.000%, 08/15/10                                      1,052,130
                                                                     ----------
                                                                      2,060,110
                                                                     ----------

FLORIDA--3.99%
              CLAY COUNTY FLORIDA SCHOOL BOARD
                (CERT PARTICIPATION)
   1,000,000    5.375%, 07/01/12                                      1,005,810
                                                                     ----------

ILLINOIS--4.19%
              CHICAGO CITY COLLEGES CAPITAL IMPROVEMENT
   1,000,000    6.000%, 01/01/11                                      1,055,560
                                                                     ----------

KENTUCKY--3.58%
              KENTUCKY STATE TURNPIKE AUTHORITY TOLL
     870,000    6.000%, 07/01/11                                        906,357
                                                                     ----------

MASSACHUSETTS--12.49%
              HOLDEN MASSACHUSETTS
                (GENERAL OBLIGATION)
   1,000,000    6.000%, 03/01/13                                      1,048,710
              MASSACHUSETTS STATE CONSTRUCTION
                (GENERAL OBLIGATION)
   1,000,000    6.000%, 02/01/11                                      1,058,450
              MASSACHUSETTS STATE PORT AUTHORITY
   1,000,000    5.750%, 07/01/11                                      1,040,800
                                                                     ----------
                                                                      3,147,960
                                                                     ----------

MISSISSIPPI--3.66%
              PERRY COUNTY POLLUTION CONTROL
                (LEAF RIVER FOREST PROJECT)
   1,000,000    5.200%, 10/01/12                                        921,250
                                                                     ----------

MISSOURI--3.99%
              MISSOURI STATE ENVIRONMENTAL
                IMPROVEMENT & ENERGY RESOURCES
   1,000,000    5.800%, 09/01/09                                      1,005,930
                                                                     ----------

NEVADA --3.58%

              CLARK COUNTY NEVADA POLLUTION CONTROL REVENUE
   1,000,000    5.300%, 10/01/11                                        902,850
                                                                     ----------


NEW JERSEY--3.97%
              NEW JERSEY ECONOMIC DEVELOPMENT
                (AUTHORITY REVENUE)
$  1,000,000    3.400%, 12/01/21                                     $1,000,000
                                                                     ----------

NEW YORK--13.08%
              NEW YORK STATE DORM AUTHORITY
                (FHA & PRESBYTERIAN HOSPITAL)
   1,000,000    5.500%, 02/01/11                                      1,012,560
              NEW YORK ADJ-SUBSER B-2
                (GENERAL OBLIGATION)
   1,000,000    3.400%, 08/15/18                                      1,000,000
              NEW YORK CITY MUNICIPAL
                WATER FINANCE AUTHORITY
     300,000    3.400%, 06/15/25                                        300,000
              SUFFOLK COUNTY NEW YORK WATERWORK
                (AUTHORITY REVENUE)
   1,000,000    5.000%, 06/01/10                                        983,010
                                                                     ----------
                                                                      3,295,570
                                                                     ----------

NORTH CAROLINA--4.16%
              NORTH CAROLINA MUNICIPAL POWER AGENCY
                (CATAWBA ELECTRIC REVENUE)
   1,000,000    6.000%, 01/01/11                                      1,048,850
                                                                     ----------

OHIO--8.05%

              MONTGOMERY COUNTY OHIO REVENUE
                (CATHOLIC HEALTH)
   1,000,000    6.000%, 12/01/10                                      1,028,750
              OHIO STATE AIR QUALITY DEVELOPMENT
                (AUTHORITY REVENUE)
   1,000,000    3.400%, 12/01/15                                      1,000,000
                                                                     ----------
                                                                      2,028,750
                                                                     ----------

TEXAS--8.04%

              HOUSTON TEXAS AIRPORT (SYSTEMS REVENUE)
   1,000,000    5.800%, 07/01/10                                      1,027,660
              RICHARDSON TEXAS
                (HOTEL OCCUPANCY CERTIFICATE)
   1,000,000    5.450%, 02/15/12                                        997,820
                                                                     ----------
                                                                      2,025,480
                                                                     ----------

UTAH--4.00%

              JORDAN UTAH SCHOOL DISTRICT
   1,000,000    5.250%, 06/15/09                                      1,007,930
                                                                     ----------

VIRGINIA--3.97%
              ROANOKE VIRGINIA INDUSTRIAL DEVELOPMENT
                AUTHORITY (HOSPITAL REVENUE)
   1,000,000    3.450%, 07/01/27                                      1,000,000
                                                                     ----------

WASHINGTON--8.27%
              WASHINGTON STATE PUBLIC POWER SUPPLY SYSTEM
                (NUCLEAR PROJECT)
   1,000,000    5.750%, 07/01/09                                      1,026,870
              WASHINGTON STATE
                (GENERAL OBLIGATION)
   1,000,000    6.000%, 01/01/10                                      1,056,210
                                                                     ----------
                                                                      2,083,080
                                                                     ----------

WEST VIRGINIA--3.98%
              KANAWHA COUNTY WEST VIRGINIA POLLUTION
                (CONTROL REVENUE)
$  1,000,000    5.400%, 09/01/07                                    $ 1,002,790
                                                                    -----------
TOTAL MUNICIPAL BONDS
  (Cost $28,515,977)                                                 28,669,227
                                                                    -----------
TOTAL PORTFOLIO
  (Cost $28,515,977)                                                 28,669,227
OTHER ASSETS AND LIABILITIES--(13.76%)                               (3,468,542)
                                                                    -----------
NET ASSETS                                                          $25,200,685
                                                                    ===========


----------
The cost of investments for federal income tax purposes is substantially the same as the amount disclosed above.

PART C

                                OTHER INFORMATION

Item 22.  Financial Statements

     a) The audited financial statements and statements of investments for the existing portfolios of the TIAA-CREF Mutual Funds for the year ended December 31, 1999 are incorporated into Part B of the Registration Statement by reference to pages 18-83 of the Funds' Annual Report to Shareholders, filed with the Securities and Exchange Commission on Form N-30D pursuant to Rule 30d-1 under the Investment Company Act of 1940 on February 28, 2000.

     (b) The audited financial statements and statements of investments for the Equity Index, Social Choice Equity, Short-Term Bond, High-Yield Bond and Tax-Exempt Bond Funds of the TIAA-CREF Mutual Funds are included in Part B of the Registration Statement.

Item 23.  Exhibits

     (a)  Declaration of Trust, as amended**

     (b)  Bylaws*

     (c)  N/A

     (d) Investment Management Agreement between Registrant and Teachers Advisors, Inc.*

     (e) (1) Distribution agreement between Registrant and Teachers Personal Investors Services, Inc.*

          (2) Selling agreement, as amended, between TPIS and TIAA-CREF Individual & Institutional Services, Inc.*

     (f)  N/A

     (g) Custodian Agreement between the Registrant, Teachers Advisors and State Street Bank and Trust*

     (h) (1) Administration Agreement between State Street Bank and Trust and Teachers Advisors*

          (2) Transfer Agency Agreement between State Street Bank and Trust and Teachers Advisors*

     (i)  Opinion and Consent of Charles Stamm, Esq.**

     (j)  (1)  Consent of Sutherland, Asbill & Brennan, L.L.P.**

          (2)  Consent of Ernst & Young LLP**

     (k)  N/A

     (l) (1) Seed Money Agreement, dated July 1, 1997, between TIAA and TIAA-CREF Mutual Funds*

          (2) Seed Money Agreement, dated February 29, 2000 between TIAA and TIAA-CREF Mutual Funds**

     (m)  N/A

     (n)  N/A

     (o)  Code of Ethics**

----------
*Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Funds' Registration Statement, filed on August 5, 1997 (File No. 333-21821).

**Filed herewith.

Item 24.  Persons Controlled by or Under Common Control With Registrant

          The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA:

Teachers Insurance and Annuity Association
College Retirement Equities Fund

AIC Properties, Inc.                  MN Properties, Inc.
BT Properties, Inc.                   M.O.A. Enterprises, Inc.
College Credit Trust                  ND Properties, Inc.
DAN Properties, Inc.                  OWP Hawaii, LLC
ETC Repackaging, Inc.                 Savannah Teachers Properties, Inc.
Illinois Teachers Properties, LLC     T114 Properties, Inc.
JV California Two, Inc.               T-Investment Properties Corp.
JV California Three, Inc.             T-Land Corp.
JV Florida One, Inc.                  T-Las Colinas Towers Corp.
JV Florida Four, Inc.                 TCT Holdings, Inc.
JV Georgia One, Inc.                  Teachers Advisors, Inc.
JV Maryland One, Inc.                 Teachers Boca Properties II, Inc.
JV Michigan One, Inc.                 Teachers Pennsylvania Realty, Inc.
JV Michigan Two, Inc.                 Teachers Personal Investors Services, Inc.
JV Michigan Three, Inc.               Teachers Properties, Inc.
JV Minnesota One, Inc.                Teachers REA, LLC
JV North Carolina One, Inc.           Teachers REA II, Inc.
JWL Properties, Inc.                  Teachers REA II, LLC
Liberty Place Retail, Inc.
Macallister Holdings, Inc.
Minnesota Teachers Realty Corp.



Teachers REA III, LLC                 TIAA-CREF Trust Company, FSB
Teachers Realty Corporation           TIAA-Fund Equities, Inc.
TEO-NP, LLC                           TPI Housing, Inc.
Tethys Slu, Inc.                      Washington Teachers Properties II, Inc.
TIAA Realty, Inc.                     WRC Properties, Inc.
TIAA Timberlands I, LLC               730 Properties, Inc.
TIAA-CREF Enterprises, Inc.           730 Cal Hotel Properties I, Inc.
TIAA-CREF Individual & Institutional  730 Cal Hotel Properties II, Inc.
Services, Inc.                        730 Penn. Hotel Properties I, Inc.
TIAA-CREF Investment Management, LLC  485 Properties, LLC
TIAA-CREF Life Insurance Company
TIAA-CREF Tuition Financing, Inc.

Subsidiaries of Teachers Properties, Inc.:
Rouse-Teachers Holding Company
Rouse-Teachers Land Holdings, Inc.

1)   All subsidiaries are Delaware corporations except as follows:

     A)   Pennsylvania non-stock, non-profit corporations:
          Liberty Place Retail, Inc.
          Teachers Pennsylvania Realty, Inc.
          Teachers Realty Corporation

     B)   Minnesota Teachers Realty Corporation is a Minnesota corporation.

     C)   College Credit Trust, a New York Trust

2)   All subsidiaries are 100% owned directly by TIAA, except as follows:

     A) TIAA-CREF Enterprises, Inc. owns 100% of the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Life Insurance Company, TIAA-CREF Tuition Financing, Inc. and TCT Holdings, Inc.

     B)   TIAA-CREF Trust Company, FSB is 100% owned by TCT Holdings, Inc.

     C) T-Investment Properties Corp. and T-Land Corp. are 100% owned by Macallister Holdings, Inc.

     D)   TPI Housing, Inc. is 100% owned by Teachers Properties, Inc.

     E) 730 Properties, Inc. owns 100% of the stock of 730 Cal Hotel Properties I, Inc., 730 Cal Hotel Properties II, Inc. and 730 Penn. Hotel Properties I, Inc.

3) All subsidiaries have as their sole purpose the ownership of investments which could, pursuant to New York State Insurance Law, be owned by TIAA itself, except the following:

     A) TIAA-CREF Life Insurance Company is a New York State insurance subsidiary of TIAA, whose stock is owned by TIAA Holdings, Inc.

     B) TIAA Realty, Inc. is an investment subsidiary with minority stockholders and owns commercial real estate.

     C)   TIAA-CREF Trust Company, FSB is a federally chartered savings bank.

     D)   Teachers Advisors, Inc. provides investment advice for the Registrant.

     E) Teachers Personal Investors Services, Inc. provides broker-dealer services for the Registrant and TIAA Separate Account VA-1.

     F) TIAA-CREF Investment Management, LLC, provides investment advice for College Retirement Equities Fund.

     G) TIAA-CREF Individual & Institutional Services, Inc., which provides broker-dealer and administrative services for College Retirement Equities Fund.

     H)   TCT Holdings, Inc., holds the stock of TIAA-CREF Trust Company, FSB.

     I) TIAA-CREF Tuition Financing, Inc., which provides investment advice to state- sponsored tuition savings plans.

Item 25.  Indemnification

          As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated January 15, 1997 (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

          To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (I) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (I) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

          The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

          Teachers Advisors, Inc. (Advisors) also provides investment management service to TIAA Separate Account VA-1 and TIAA-CREF Institutional Mutual Funds. All officers of Advisors are also officers of TIAA-CREF Investment Management, LLC (Investment Management) and are employees of TIAA. John Biggs is also a trustee of TIAA, CREF, TIAA-CREF Individual & Institutional Services, Inc. ("Services") and Investment Management, and a director of Teachers Personal Investor Services, Inc. ("TPIS"). He is Chief Executive Officer of TIAA and CREF. Martin L. Leibowitz is a trustee of TIAA, CREF and Investment Management. He is Vice Chairman and Chief Investment Officer of CREF and TIAA. Charles Stamm is a trustee of Investment Management and Services, and a director of TPIS and TIAA-CREF Tuition Financing, Inc ("TFI"). He is General Counsel of CREF and TIAA. Richard Adamski is also Treasurer of TPIS and Services. Richard Gibbs is also Executive Vice President of TPIS and Services, and a director of TFI. The principal business address of Investment Management, Services and TPIS is 730 Third Avenue, New York, NY 10017-3206.

Mr. Biggs is also a director of Ralston Purina Company, Checkerboard Square, St. Louis, Missouri 63164; and The Boeing Company, 7755 East Marginal Way South, Seattle, WA 98108.

Item 27.  Principal Underwriters

          Teachers Personal Investors Services, Inc. ("TPIS") may be considered the principal underwriter for the Registrant. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

Item 28.  Location of TIAA-CREF Mutual Funds Accounts and Records

          All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant's home office, 730 Third Avenue, New York NY 10017-3206, at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, NY 10017-3206, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street,

Boston, MA 02110. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918.

Item 29.  Management Services

          State Street Bank and Trust Company, a Massachusetts trust company ("State Street") will provide certain management-related services to the Registrant pursuant to a Custodian Contract between the Registrant, State Street and Teachers Advisors, Inc. ("Advisors"), the investment advisor to the Registrant. Under the Custodian Contract, State Street will, among other things, act as custodian of the assets of the portfolios of the Registrant, keep the Registrant's books of account and compute the net asset value per share of the outstanding shares of each of the Registrant's portfolios. These services will be rendered pursuant to instructions received by State Street from Advisors or the Registrant in the ordinary course of business.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant, TIAA-CREF Mutual Funds, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and state of New York, on the 28th day of March, 2000.



                                            TIAA-CREF MUTUAL FUNDS

                                            By: /s/ Peter C. Clapman
                                            Name:  Peter C. Clapman
                                            Title: Senior Vice President

     Pursuant to the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                     Title                                   Date

/s/ Martin E. Galt, III       President                              3/28/00
Martin E. Galt, III           (Principal Executive Officer)

/s/ Scott C. Evans            Executive Vice President               3/28/00
Scott C. Evans                (Principal Financial Officer)

/s/ Richard L. Gibbs          Executive Vice President               3/28/00
Richard L. Gibbs              (Principal Accounting Officer)

SIGNATURE OF TRUSTEE       DATE      SIGNATURE OF TRUSTEE             DATE


/s/ Robert H. Atwell       3/28/00     /s/ Bevis Longstreth           3/28/00
    Robert H. Atwell                       Bevis Longstreth

/s/ Elizabeth E. Bailey    3/28/00     /s/ Robert M. Lovell, Jr.      3/28/00
    Elizabeth E. Bailey                    Robert M. Lovell, Jr.

/s/ Joyce A. Fescke        3/28/00     /s/ Stephen A. Ross            3/28/00
    Joyce A. Fescke                        Stephen A. Ross

/s/ Edes P. Gilbert        3/28/00     /s/ Eugene C. Sit              3/28/00
    Edes P. Gilbert                        Eugene C. Sit

/s/ Stuart Tse Kong Ho     3/28/00     /s/ Maceo K. Sloan             3/28/00
    Stuart Tse Kong Ho                     Maceo K. Sloan

/s/ Nancy L. Jacob         3/28/00     /s/ David K. Storrs            3/28/00
    Nancy L. Jacob                         David K. Storrs

/s/ Marjorie Fine Knowles  3/28/00     /s/ Robert W. Vishny           3/28/00
    Marjorie Fine Knowles                  Robert W. Vishny